UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03459

Penn Series Funds, Inc.

(Exact name of registrant as specified in charter)

600 Dresher Road

Horsham, PA 19044

(Address of principal executive offices) (Zip code)

Steven Viola

Penn Series Funds, Inc.

600 Dresher Road

Horsham, PA 19044

(Name and address of agent for service)

Registrant’s telephone number, including area code: (215) 956-8129

Date of fiscal year end: December 31

Date of reporting period: December 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

PennMutual®
Annual Reports
December 31, 2015
Penn Mutual Variable Products

Dear Investor:

Thank you for your continued affiliation with The Penn Mutual Life Insurance Company. The confidence and trust you place in us reaffirms our commitment to helping policyholders take advantage of all life’s possibilities. We also take pride in being a financially strong mutual insurance company that delivers on our promises, and I’m very pleased to bring you the following capital markets summary. Please remember that regardless of what the markets may bring, short-term performance changes should not distract you from your long-term financial plan, and it’s a good idea to meet with your investment professional regularly to make sure that your asset allocation remains on target.

Stocks finished the year slightly positive despite a weak third quarter and increased volatility. Equity market volatility spiked near record highs during the August freefall but stock prices recovered almost as quickly and turned in impressive returns for the month of October. The U.S. economy continued to be one of the few bright spots across the globe as U.S. Gross Domestic Product (GDP) growth rebounded during the second and third quarters as businesses ramped up investment and built up inventories. The employment picture in the U.S. remains on a steadily improving path, and the unemployment rate is at a post-crisis low of 5.0% as of December 2015. From a sector perspective, Consumer Discretionary, Health Care, and Consumer Staples had the strongest returns and sectors such as Energy, Materials, and Utilities experienced relatively weaker returns over the 12-month period ending December 31, 2015. In this environment, the U.S. stock market, as measured by the Wilshire 5000 Equity Index, returned a relatively flat 0.67 percent for the full 12-month period.

On a relative basis, large capitalization stocks provided higher returns than did mid and small capitalization stocks for the year. Large capitalization stocks, as measured by the Russell 1000 Index, returned 0.92 percent, while mid capitalization stocks, as measured by the Russell Midcap Index returned –2.44 percent and small capitalization stocks, as measured by the Russell 2000 Index, returned –4.41 percent. From a style perspective, growth stocks outperformed value stocks in the all market capitalizations, with the widest disparity being in the large capitalization space. For instance, large cap growth stocks, as measured by the Russell 1000 Growth Index returned 5.67 percent while large cap value stocks, as measured by the Russell 1000 Value Index returned –3.83 percent. Much of the relative underperformance within value stocks can be attributed to the relatively weak performance within the Energy and Utilities sectors. Lastly, Real Estate Investment Trusts (REITs), which have experienced some of the best returns of any asset class since 2009, suffered a nearly 10.00 percent loss during the second quarter on the prospects of rising interest rates. Despite their strong rebound in the second half of the year with a solid 9.40 percent return, they ended 2015 with a modest return of 3.20 percent as measured by the FTSE NAREIT Equity REIT Index.

International markets, both developed and emerging, ended the full year behind U.S. equities as their third quarter losses were much more pronounced. Developed international stocks, as measured by the MSCI EAFE Index, returned –0.39 percent while emerging market stocks, as measured by the MSCI Emerging Markets Index, fared much worse with a return of –14.60 percent. Plunging oil prices and slowing global growth contributed to increased risk aversion within the international markets. The continued collapse in oil prices that began in 2014 has been particularly difficult for many commodity-driven emerging markets. Brent crude oil, the global benchmark, ended the year at roughly $37 a barrel, close to an 11-year low. Also contributing to losses for U.S. dollar-based investors is the further weakening of non-U.S. currencies, particularly the euro. (The appreciating U.S. dollar detracts from returns for dollar-based investors in foreign markets.)

Investment-grade fixed-income securities outperformed high yield bonds during the full 12-month period as falling commodity prices weighted significantly on the latter. Investment-grade bonds, as measured by the Barclays Capital U.S. Aggregate Index, returned 0.55 percent and the Credit Suisse High Yield Bond Index, returned –4.93 percent. The Federal Reserve (Fed) finally delivered liftoff from its zero interest rate policy in December, ending exactly seven years of its zero interest rate policy. With the decision, the Fed decidedly placed more importance on steadily improving labor market conditions over the rout in commodity prices and declining long-term inflation expectations.

Once again, we thank you for the privilege of serving your financial needs and encourage you to work closely with your financial professional to continue to explore your options throughout all life’s stages.

Sincerely,

David M. O’Malley

President and Chief Operating Officer

The Penn Mutual Life Insurance Company

President

Penn Series Funds, Inc.

Source: This material is not intended to be relied upon as a forecast, research or investment advice, and is not a recommendation, offer or solicitation to buy or sell any securities or to adopt any investment strategy. The opinions expressed are subject to change as subsequent conditions vary. All economic and performance information is historical and not indicative of future results.

Penn Series Funds, Inc. Annual Report

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Limited Maturity Bond Fund

The Penn Series Limited Maturity Bond Fund returned 0.78% for the twelve-month period ending December 31, 2015, compared to the 0.65% return for its benchmark, the Barclays Capital U.S. Government/Credit 1-3 Year Index for the same time period.

The Fund’s emphasis on attractively valued floating rate assets, tactical high yield exposure and yield curve positioning contributed positively to performance. Performance during the year was impacted by the volatility in risk markets, particularly during the fourth quarter. While we maintain a high quality portfolio, the Fund carries more credit risk than its Index in the form of higher-yielding corporate debt, seasoned floating-rate collateralized loan obligations (CLOs), student loan asset backed securities, and Freddie K multi-family housing bonds.

In corporates, the Fund seeks to identify high yield issuers with attractive yields, very low default risk, and the potential for rating upgrades into the investment grade category (i.e. General Motors, Israel Electric, and Delta over the past year). The Fund benefited from its very limited exposure to energy and metals and mining sectors, the two worst performing sectors of the year.

Within the structured securities realm, we continue to believe CLOs offer the best relative value among short duration bond investments and will eventually benefit from Federal Reserve tightening due to their floating rate coupons. We also remain constructive on the student loan asset class despite ratings pressure from Moody’s. We also feel that the Freddie K multi-family housing sector offers attractive relative value after experiencing supply driven spread widening.

The trend towards wider spreads for credit risk gained momentum during the fourth quarter driven by three primary factors: 1.) U.S. corporations have been issuing debt at a record pace, often rewarding shareholders with the proceeds; 2.) commodity prices have fallen sharply pushing spreads wider in the energy and basic materials sectors; 3.) increasing investor concern regarding global economic growth prospects and deflationary pressures emanating from China. Valuations for short duration high quality corporate credits, especially names without commodity exposure, look attractive given our expectation for continued growth in the U.S. economy and accommodative monetary policy.

Our active management strategies will continue to focus on identifying the best relative value among short duration bonds as well as tactical duration and yield curve positioning as sources of value added performance for the Limited Maturity Bond Fund.

We utilized derivatives to manage portfolio duration during 2015. Long positioning in Treasury 2-year note futures brought Fund duration in line with its performance benchmark, The Barclays 1-3 Year Government Credit Index. The combination of short maturity fixed rate and floating-rate instruments combined with Treasury futures was a positive contributor to performance during the year as credit spreads widened (particularly for long duration corporate and structured bonds).

Penn Mutual Asset Management, Inc.

Investment Adviser

Cumulative Performance Comparison

December 31, 2005 — December 31, 2015

An investment of $10,000 in the Limited Maturity Bond Fund on December 31, 2005 would have grown to $12,660. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Barclays Capital U.S. Government Credit 1-3 Year Bond Index, during the same period. A $10,000 investment in the Barclays Capital U.S. Government Credit 1-3 Year Bond Index on December 31, 2005 would have grown to $13,101.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Average Annual Total Returns1 as of 12/31/15

	1 Year	5 Year	10 Year
Limited Maturity Bond Fund	0.78%	0.74%	2.39%
Barclays Capital U.S. Government/Credit 1-3 year Index	0.65%	0.98%	2.74%

[1]	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Portfolio Composition as of 12/31/15

Percent of Total Investments[2]
Corporate bonds	36.4%
Asset backed	30.0%
Commercial Mortgage Backed	18.3%
U.S. Treasury Obligations	8.6%
Residential Mortgage Backed	4.0%
Collateralized Mortgage Obligations	2.2%
Agency Obligations	0.3%
Municipal Bonds	0.2%

100.0%

[2]	Portfolio holdings are presented as a percentage of total investments before short-term investments.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Quality Bond Fund

The Penn Series Quality Bond Fund returned 0.37% for the twelve-month period ending December 31, 2015, compared to the 0.55% return for its benchmark, the Barclays Capital U.S. Aggregate Bond Index for the same time period.

Our emphasis on higher quality corporate and taxable municipal bond positions benefited Fund performance during 2015 as investors sought safety in the midst of a challenging environment for high yield debt, especially bonds in the energy sector. Spreads for investment-grade credit also widened during the year due to record new issuance. Much of this supply was issued to finance shareholder friendly activities in the form of higher dividends, share repurchases or mergers and acquisition (M&A) activity.

Portfolio holdings of commercial mortgage-backed securities (CMBS) contributed to the underperformance during the second half of 2015. Similar to the corporate sector, heavy new issue supply in the CMBS sector led to spread widening. We remain positive on seasoned multi-family housing CMBS holdings due to underlying property price appreciation since issuance and improving fundamental credit metrics. Structured portfolio holdings also include floating rate collateralized loan obligations (CLOs) and student loan asset-backed securities. Both sectors offer attractive spreads relative to short duration fixed rate structured securities.

Interest rates increased across the yield curve during 2015 with 2-year Treasury notes leading the move higher, up 38 basis points. Short-term yields reacted to the Federal Reserve’s long anticipated liftoff from zero interest rates in December. Longer-term interest rates moved modestly higher as declining commodity prices kept a lid on inflation expectations. We increased portfolio exposure to Treasury Inflation Protected Securities (TIPs) throughout the year due to improved valuations and the potential for higher inflation readings in 2016.

We remain committed to identify the best relative value opportunities among both corporate and structured bond investments. Tactical duration and yield curve positioning will also provide opportunities for incremental returns with heightened interest rate and credit spread volatility expected to continue in 2016.

We utilized derivatives to manage portfolio duration and yield curve positioning during 2015. Treasury futures were used to shorten portfolio duration in line with the Fund’s performance benchmark, the Barclays Aggregate Index. Duration management benefitted performance during 2015 as interest rates increased. Futures based yield curve positioning structured to benefit from the yield curve steepening also was additive to performance.

Penn Mutual Asset Management, Inc.

Investment Adviser

Cumulative Performance Comparison

December 31, 2005 — December 31, 2015

An investment of $10,000 in the Quality Bond Fund on December 31, 2005 would have grown to $15,387. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index, during the same period. A $10,000 investment in the Barclays Capital U.S. Aggregate Bond Index on December 31, 2005 would have grown to $15,552.

Average Annual Total Returns1 as of 12/31/15

	1 Year	5 Year	10 Year
Quality Bond Fund	0.37%	3.07%	4.40%
Barclays Capital U.S. Aggregate Bond Index	0.55%	3.25%	4.51%

[1]	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Portfolio Composition as of 12/31/15

Percent of Total Investments[2]
Corporate Bonds	32.1%
Commercial Mortgage Backed	23.1%
Asset Backed Securities	16.8%
U.S. Treasury Obligations	15.3%
Residential Mortgage Backed	11.3%
Municipal Bonds	0.9%
Agency Obligations	0.5%

100.0%

[2]	Portfolio holdings are presented as a percentage of total investments before short-term investments.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

High Yield Bond Fund

The Penn Series High Yield Bond Fund returned –3.37% for the twelve-month period ending December 31, 2015, compared to the –4.93% return for its benchmark, the CSFB High Yield Bond Index.

A combination of positive credit selection and underweight exposure in the energy sector aided relative performance. An overweight allocation to media/telecom also helped. Conversely, credit selection in metals and minerals weighed on relative results.

The high yield bond market declined in 2015, ending the year down almost 5%; this was notable as one of only four calendar year losses over the prior two-and-a-half decades in the asset class. Below investment-grade bonds performed well in the first half of the year, partly due to their lower sensitivity to interest rate changes amid uncertainty about the timing of the Fed’s rate hike. However, July saw the onset of falling oil prices after a limited recovery earlier in the year. Concerns about growth in China and the resulting prospect of weaker commodity demand from one of the world’s largest consumers deepened pressure on oil prices and weighed on the asset class.

According to J.P. Morgan, calendar year 2015 saw a total of $293 billion new issue volume, a decrease of 18% from 2014. For the first year since the global financial crisis, refinancing activity was less than 50% of all new issue volume, while strategic merger and acquisition (M&A) deals increased. Importantly, lower-rated volume decreased in 2015, signaling that this influx of activity was not overly speculative. Default volume for the year was dominated by energy and coal names — composing over 70% of the $37.7 billion in 2015.

With renewed pressure on oil prices over the second half of the year, our positioning and positive credit selection in the energy sector were top contributors to relative performance in 2015. An overweight allocation to and credit selection within media/telecom also contributed to relative returns. Several of top issuer allocations are held within these relatively defensive industries.

Similar to energy, the metals and minerals sector continued to materially underperform the broader market. Our security selection within this sector detracted. Commodity prices, particularly coal, are facing strong headwinds from excess global supply and weak demand growth. Coal prices declined so severely that our limited exposure was not immune, particularly Murray Energy. That said, our meaningful underweight allocation to the industry offset much of the negative impact of credit selection.

From a quality perspective, limited exposure to higher quality bonds — those rated BB and above — weighed on performance as these bonds outperformed amid increased risk aversion.

We remain cautious in the near term as a number of factors continue to weigh on the high yield market. However, outside the metals and energy sectors, most high yield issuers continue to perform well. We are finding interesting opportunities given recent market dislocation, but diligent credit analysis and risk assessment is imperative. At year-end, valuations within sectors characteristically more stable, such as food and consumer products, began to reach more attractive levels. We believe a rally will occur in our asset class sometime in 2016, although not likely until the market appreciates and works through the numerous near-term headwinds.

Penn Mutual Asset Management, Inc.

Investment Adviser

T. Rowe Price Associates, Inc.

Investment Sub-Adviser

Cumulative Performance Comparison

December 31, 2005 — December 31, 2015

An investment of $10,000 in the High Yield Bond Fund on December 31, 2005 would have grown to $18,155. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the CSFB High Yield Bond Index, during the same period. A $10,000 investment in the CSFB High Yield Bond Index on December 31, 2005 would have grown to $18,625.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Average Annual Total Returns1 as of 12/31/15

	1 Year	5 Year	10 Year
High Yield Bond Fund	(3.37)%	4.63%	6.14%
CSFB High Yield Bond Index	(4.93)%	4.73%	6.55%

[1]	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Portfolio Composition as of 12/31/15

Percent of Total Investments[2]
Bonds
BBB/BB Rated & Above	11.2%
BB Rated	8.9%
BB/B Rated	27.1%
B Rated	17.5%
B/CCC Rated	23.8%
CCC and Below	2.0%
Not rated	3.7%
Loan Agreements	5.1%
Equity securities	0.7%

100.0%

[2]	Portfolio holdings are presented as a percentage of total investments before short-term investments.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Flexibly Managed Fund

The Penn Series Flexibly Managed Fund returned 5.02% for the twelve-month period ending December 31, 2015, compared to its benchmark the S&P 500 Index’s return of 1.38%.

After a volatile year, the S&P 500 Index finished 2015 in positive territory. Equities benefited from steady economic and employment growth; generally favorable corporate earnings outside of the energy sector, which has been hammered by plummeting oil prices since mid-2014; increased merger activity; and aggressive stimulus measures by central banks in Europe and Asia. Sector performance was widely mixed, with the consumer discretionary sector a top performer, while the energy sector finished down significantly.

We marginally reduced our equity weight on strength during the year, as we trimmed names within the consumer discretionary, health care, and information technology sectors. We also added to select holdings in industrials and financials on weakness. Given the ongoing recovery in equities and considering how far we are into an economic expansion, our outlook remains cautious. However, we anticipate headwinds from declines in the euro and yen, and oil prices will begin to fade, potentially fueling modest acceleration in earnings growth.

Our overall fixed income weight declined over the year, as we trimmed select high yield and bank loans and added to investment-grade corporate bonds. High yield bonds continued to decline amid weakness among energy companies as oil prices tumbled. Regardless of the recent volatility, high yield remains our largest fixed income asset class, and we tend to invest in the highest-quality high yield bonds. Our decrease in high yield during the period was largely a function of trying to reduce our overall duration in order to provide protection from rising rates.

The health care sector drove relative outperformance due to stock selection and a sizable overweight position. Within the sector, Cigna, Thermo Fisher Scientific, and Allergan helped results. The information technology sector also aided relative results, led by stock selection in the IT services industry. Conversely, the consumer discretionary sector detracted from relative returns due to stock selection and an underweight position, and Johnson Controls hindered results.

Although volatility returned to financial markets in 2015, we think that some headwinds that curbed U.S. company earnings, including a strong U.S. dollar and oil price declines, will dissipate somewhat as we move into 2016, leading to accelerating earnings growth for many U.S. companies. At the same time, growth drivers that took center stage in 2015, such as mergers and acquisitions, strong auto sales, and residential construction, could prove to be less of a tailwind. The Federal Reserve’s pace of rate rises in 2016 could also prove challenging if it conflicts with investor expectations.

As always, we remain committed to finding the best risk-adjusted opportunities across the asset class spectrum to balance our objectives of preserving invested capital and generating equity-like returns over the long term with less risk than the broader equity market.

Penn Mutual Asset Management, Inc.

Investment Adviser

T. Rowe Price Associates, Inc.

Investment Sub-Adviser

Cumulative Performance Comparison

December 31, 2005 — December 31, 2015

An investment of $10,000 in the Flexibly Managed Fund on December 31, 2005 would have grown to $22,411. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the S&P 500 Index, during the same period. A $10,000 investment in the S&P 500 Index on December 31, 2005 would have grown to $20,239.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Average Annual Total Returns1 as of 12/31/15

	1 Year	5 Year	10 Year
Flexibly Managed Fund	5.02%	11.22%	8.41%
S&P 500 Index	1.38%	12.57%	7.31%

[1]	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Portfolio Composition as of 12/31/15

Percent of Total Investments[2]
Consumer, Non-Cyclical	28.8%
Financial	20.5%
Consumer, Cyclical	11.6%
Technology	10.5%
Industrial	9.6%
Communications	8.8%
Energy	5.8%
Utilities	4.2%
Asset Backed Securities	0.1%
Basic Materials	0.1%

100.0%

[2]	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Balanced Fund

The Penn Series Balanced Fund returned 0.68% for the twelve-month period ending December 31, 2015, compared to its benchmarks, the S&P 500 Index’s return of 1.38% and the Barclays Capital U.S. Aggregate Bond Index’s return of 0.55% for the same time period.

The Balanced Fund is comprised of a target allocation of 60% to an equity fund and 40% to a fixed income fund. The equity allocation of the Fund is comprised of the Penn Series Index 500 Fund which seeks a total return that corresponds to that of the S&P 500 Index. The fixed income allocation of the Fund consists of an allocation to the Penn Series Quality Bond Fund.

At the broad asset class level, the Balanced Fund’s equity allocation performed in line with its broad equity benchmark the S&P 500 Index for the one-year period. The Fund’s fixed income allocation also performed in-line with the Barclays Capital U.S. Aggregate Bond Index for the one-year time period. Weighing on the fixed income allocation of the Fund was the portfolio holdings of commercial mortgage backed securities (CMBS) of the underlying individual fixed income fund during the second half of the year.

Penn Mutual Asset Management, Inc.

Investment Adviser

Cumulative Performance Comparison

August 25, 2008 — December 31, 2015

An investment of $10,000 in the Balanced Fund on August 25, 2008 would have grown to $16,908. For the purpose of comparison, the graph also shows the change in the Fund’s benchmarks, the S&P 500 Index and the Barclay’s Capital U.S. Aggregate Bond Index, during the same period. A $10,000 investment in the S&P 500 Index on August 25, 2008 would have grown to $18,569. A $10,000 investment in the Barclay’s Capital U.S. Aggregate Bond Index on August 25, 2008 would have grown to $13,732.

Average Annual Total Returns1 as of 12/31/15

	1 Year	5 Year	Since Inception[2]
Balanced Fund	0.68%	8.50%	7.40%
S&P 500 Index	1.38%	12.57%	8.79%
Barclays Capital U.S. Aggregate Bond Index	0.55%	3.25%	4.41%

[1]	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
[2]	The Fund’s inception date was August 25, 2008.

Asset Allocation Target as of 12/31/15

Index 500	60.0%
Intermediate Bonds	40.0%

100.0%

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Large Growth Stock Fund

The Penn Series Large Growth Stock Fund returned 10.51% for the twelve-month period ending December 31, 2015, compared to the 5.67% return for its benchmark, the Russell 1000 Growth Index.

Overall, stock selection was the reason for relative outperformance. Consumer discretionary, information technology, and health care were the leading relative outperformers. Consumer staples and financials were the largest relative detractors.

Major U.S. stock indexes were narrowly mixed in 2015. In the first part of the year, equities benefited from steady economic and employment growth; generally favorable corporate earnings outside of the energy sector, which has been hammered by plummeting oil prices since mid-2014; increased merger activity; and aggressive stimulus measures by central banks in Europe and Asia. Large-cap U.S. indexes reached their highest levels of the year in May, while smaller-cap benchmarks peaked about one month later. In the summer, global equities fell sharply in response to a plunge in Chinese stocks, which stemmed from its decelerating economy and uncertainty regarding China’s policy responses, including an unexpected August currency devaluation. Large-cap U.S. indexes experienced their first “correction,” typically defined as a drop of at least 10% from their highs, in the last four years.

Consumer discretionary was by far the largest relative outperformer, mainly driven by stock selection.

Amazon.com continued to improve operating leverage in its core retail business throughout the year and reported impressive results with a sharp acceleration in revenue and margins in its Amazon Web Services (AWS) cloud-computing unit. Despite the stock’s runup, there is room for improvement as retail margins ramp up from below normalized levels and the company benefits from the expanding higher margin and faster growth AWS unit.

Information technology outperformed, due to stock selection. Multiple factors drove shares of Alphabet, the new Google holding company, higher this year, including strong earnings driven by the move to increase advertising coverage on mobile searches. The market was also encouraged by the new focus on expense discipline and the company’s decision to restructure itself so that its core search business will be separated from its various projects, providing more transparency to future earnings reports. Alphabet also instituted its first-ever share buyback program.

Consumer staples was the largest relative detractor, due to significant underweighting of the strongest-performing sector in the benchmark for the period. Positive stock selection partially offset this negative performance.

Financials underperformed on group weighting and, to a lesser extent, on stock selection. Although shares of Morgan Stanley advanced steadily through the first half of 2015 on better-than-expected earnings results, shares declined sharply during the market correction that occurred in the third quarter. We continue to think that the company’s long-term growth prospects are favorable due to the shift of its business mix toward higher margin and less volatile activities and its continued capital management.

We are optimistic about the longer-term prospects for large-cap growth stocks and expect the United States to generate moderate economic growth in 2016. We expect that the Federal Reserve is likely to raise short-term interest rates at a slower pace than the market currently expects, which should not hinder rising stock prices. However, the recent weakness in China’s industrial economy, falling energy and commodity prices, and geopolitical flare-ups could perpetuate the market’s recent volatility.

Penn Mutual Asset Management, Inc.

Investment Adviser

T. Rowe Price Associates, Inc.

Investment Sub-Adviser

Cumulative Performance Comparison

December 31, 2005 — December 31, 2015

An investment of $10,000 in the Large Growth Stock Fund on December 31, 2005 would have grown to $23,312. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 1000 Growth Index, during the same period. A $10,000 investment in the Russell 1000 Growth Index on December 31, 2005 would have grown to $22,678.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Average Annual Total Returns1 as of 12/31/15

	1 Year	5 Year	10 Year
Large Growth Stock Fund	10.51%	14.26%	8.83%
Russell 1000 Growth Index	5.67%	13.53%	8.53%

[1]	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Portfolio Composition as of 12/31/15

Percent of Total Investments[2]
Communications	28.1%
Consumer, Non-Cyclical	25.1%
Consumer, Cyclical	20.2%
Financial	11.0%
Technology	9.2%
Industrial	5.8%
Basic Materials	0.6%

100.0%

[2]	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Large Cap Growth Fund

The Penn Series Large Cap Growth Fund returned –0.15% for the twelve-month period ending December 31, 2015, compared to the 5.67% return for its benchmark, the Russell 1000 Growth Index.

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during the reporting period. EM economies have been particularly lackluster. While the U.S. Federal Reserve began its anticipated monetary policy tightening cycle at the end of the period, other large developed economies continued to embrace accommodative monetary policies, particularly the European Central Bank and the Bank of Japan. Focus remained on China after policy missteps by the Chinese government roiled global markets over the summer, beginning with the uncoordinated response to the stock market’s boom and bust and then the confusing decision to devalue the renminbi in August. China subsequently ramped up a wide range of monetary and fiscal measures to stimulate the economy and bolster sentiment.

During the second half of the reporting period, the U.S. faced an earnings recession caused primarily by the sharp decline in the prices of oil and other commodities. Earnings contractions were concentrated primarily in the energy, materials and industrial sectors. An additional headwind for earnings was the sharp rise in the U.S. dollar over the period. Exports were crimped by the dollar’s strength and falling demand in emerging markets. Consumer spending held up well during the period amid a modest increase in real wages and a tailwind from falling gasoline prices. Demand for autos reached near-record territory late in the period. In emerging markets, two key factors weighed on economies and asset prices: weaker Chinese growth, and the resulting decline in commodity prices, in addition to prospects for higher U.S. interest rates.

Stock selection in the consumer discretionary sector was a primary detractor from performance relative to the Index. Not owning internet retailer Amazon.com and overweight positions in shares of media firms 21st Century Fox and Time Warner detracted from relative returns.

In the consumer staples sector, weak stock selection hampered relative performance. The Fund’s overweight position in infant and children’s pediatric nutrition producer Mead Johnson Nutrition weighed on relative results. Stock selection in the financials sector further detracted from relative performance. An overweight position in investment management firm Franklin Resources held back relative results.

An overweight position in the materials sector also detracted from relative results. However, there were no individual stocks within this sector that were among the Fund’s largest relative detractors during the period.

Elsewhere, overweight positions in industrial manufacturing and engineering company Colfax Corporation, maintenance, repair and operating supplies distributor WW Grainger, building systems and aerospace products and services provider United Technologies and information technology company EMC Corp, and not holding networking service provider Facebook, weighed on relative performance.

Stock selection and an overweight position in the information technology sector were positive factors for relative performance. Within this sector, overweight positions in internet search giant Alphabet (formerly Google), management consulting firm Accenture and consumer financial services company Visa, and not holding shares of wireless communications software company QUALCOMM, contributed to relative performance. The portfolio’s underweight position in computer and personal electronics maker Apple also benefited relative results as the stock lagged the benchmark during the reporting period.

An underweight position and stock selection in the health care sector also benefited relative results. Here, an overweight position in life sciences supply company Thermo Fisher Scientific and analytical instrument manufacturer Waters Corp bolstered relative results.

Stocks in other sectors that contributed to relative performance included an underweight position in railroad company Union Pacific and overweight positions in consumer credit reporting agency Equifax and automotive parts manufacturer AutoZone.

Penn Mutual Asset Management, Inc.

Investment Adviser

MFS Investments

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Cumulative Performance Comparison

December 31, 2005 — December 31, 2015

An investment of $10,000 in the Large Cap Growth Fund on December 31, 2005 would have grown to $13,264. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 1000 Growth Index, during the same period. A $10,000 investment in the Russell 1000 Growth Index on December 31, 2005 would have grown to $22,678.

Average Annual Total Returns1 as of 12/31/15

	1 Year	5 Year	10 Year
Large Cap Growth Fund	(0.15)%	7.05%	2.86%
Russell 1000 Growth Index	5.67%	13.53%	8.53%

[1]	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Portfolio Composition as of 12/31/15

Percent of Total Investments[2]
Consumer, Non-Cyclical	29.6%
Technology	19.3%
Consumer, Cyclical	14.1%
Communications	11.0%
Basic Materials	9.8%
Financial	8.0%
Industrial	7.8%
Energy	0.4%

100.0%

[2]	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Large Core Growth Fund

The Penn Series Large Core Growth Fund returned 1.68% for the twelve-month period ending December 31, 2015, compared to the 5.67% return for its benchmark, the Russell 1000 Growth Index for the same time period.

Concern over the depth of China’s economic slowdown and the efficacy of its policy responses was the primary impetus for the defensive market tone that was visible for extended periods of time during the year. Coupled with OPEC’s decision not to cut production, this global growth scare aggravated the supply/demand imbalance for oil leading to another leg down for commodity prices that began their tumble in the second half of 2014.

Over the last 12 months, security selection in the consumer staples sector proved additive to returns. Meanwhile, positioning in the information technology sector was the primary source of underperformance. Within the consumer staples sector, beer and wine manufacturer/distributor Constellation Brands rose sharply over the last 12 months and was a significant contributor to performance. The company’s strong performance is reflective of not only the strengthening U.S. consumer but also the revenue and cost synergies from the company’s acquisition of Grupo Modelo’s U.S. beer business. Constellation remains a true “self-help” story as the company continues to pay down debt and invest into new products and brand extensions. Additional margin expansion may occur as the state of the art brewery acquired in the deal fully comes on line in 2015.

Selection within the information technology sector detracted from relative performance. Specific weakness was visible in holdings Micron Technology, Western Digital, and Applied Materials, driven by a combination of weaker than expected PC demand and uncertainty around possible industry consolidation. Akamai Technologies stumbled after reporting earnings that were lower than expected. Akamai is a cloud-based service that speeds up delivery of Web pages and other online content. The company has the largest internet content delivery network (CDN), and estimates between 15% and 30% of all Web traffic passes through its network of nearly 200,000 servers around the world. While revenue during the most recent quarter increased 11%, its profit was lower than previous quarters as the company continues to build its network. The company also lowered guidance for its legacy software download segment for 2016.

Like a lingering storm system, many of the same issues that clouded the U.S. equity market in 2015 remain in place.

Global growth remains questionable as China works to re-ignite its economy. European economies are extremely fragile. Geopolitical risk is elevated. The impact of a prolonged commodity price downtown remains an issue. And while the question of “when” the Federal Reserve will act has been answered, investors are now asking themselves what a “gradualist” approach to policy normalization actually looks like. These issues will likely result in increased “waves” of market volatility. The best way to navigate this volatility, in our opinion, is to remain focused on the consistent execution of our investment process. Like any seasoned navigator, however, tactical adjustments will be made.

One such adjustment is an increase in the secular growth component of the Fund. In an economy in which secular growth remains scarce, investors should be drawn to those firms that are somewhat insulated from global economic currents. Industries ripe with secular growth include e-commerce, cloud computing, network security, specialized software and mobile/credit card payment processing. We feel these adjustments will afford the Fund the stability to navigate the inevitable equity market headwinds. While it will likely not be a smooth ride, we are optimistic that 2016 will be a successful voyage.

Penn Mutual Asset Management, Inc.

Investment Adviser

Wells Capital Management

Investment Sub-Adviser

Cumulative Performance Comparison

August 25, 2008 — December 31, 2015

An investment of $10,000 in the Large Core Growth Fund on August 25, 2008 would have grown to $16,348. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 1000 Growth Index, during the same period. A $10,000 investment in the Russell 1000 Growth Index on August 25, 2008 would have grown to $20,339.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Average Annual Total Returns1 as of 12/31/15

	1 Year	5 Year	Since Inception[2]
Large Core Growth Fund	1.68%	10.76%	6.91%
Russell 1000 Growth Index	5.67%	13.53%	10.14%

[1]	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
[2]	The Fund’s inception date was August 25, 2008.

Portfolio Composition as of 12/31/15

Percent of Total Investments[3]
Consumer, Non-Cyclical	28.8%
Consumer, Cyclical	20.9%
Communications	20.4%
Technology	17.3%
Financial	7.3%
Industrial	3.5%
Basic Materials	1.8%

100.0%

[3]	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Large Cap Value Fund

The Penn Series Large Cap Value Fund returned –4.35% for the twelve-month period ending December 31, 2015, compared to the –3.83% return for its benchmark, the Russell 1000 Value Index.

2015’s roughly flat equity market returns understate the intensity of volatility in the year’s second half. While long-standing fears of U.S. dollar strength and rising rates were realized, it was declining oil prices, which fell to 7-year lows and stressed markets. In a slow growth environment, investors piled into stocks perceived to have secular tailwinds.

The Fund unperformed on an absolute basis. On a relative basis, the Fund performed in line with its Benchmark primarily due to stock selection in the materials, consumer staples and health care sectors. An underweight in the energy sector, combined with an overweight in health care, also proved beneficial. The industrials, financials and consumer discretionary sectors detracted the most.

The best individual performers were Microsoft, Vulcan Materials and Northrop Grumman. Microsoft, a multinational technology company, performed well in 2015 primarily due to better-than-expected cloud revenue and continued, aggressive cost management. Vulcan Materials, a producer of construction aggregates, benefited from improving volumes and accelerating pricing gains in its core markets due to strengthening residential and non-residential construction in the U.S. Several strong earnings reports, a positive analyst day and a U.S.-centric business model also supported the stock. Earnings estimates were also revised upwards, clarifying the path to more normalized earnings after years of stagnation. Northrop Grumman, one of four major domestic defense companies, outperformed in the first three quarters of 2015 as investors flocked to the stability and returns of defense companies. Northrop competed for the next-generation bomber program from the Department of Defense. After winning this $40 billion program, visibility into higher future revenue and earnings growth became clearer, as did the path for continued returning of free cash flow to shareholders.

Not surprisingly, the two most significant detractors, Marathon Oil and National Oilwell, were in the energy sector. Shares of Marathon (an independent exploration and production company) and National Oilwell (an oil and gas service company) fell as oil prices declined over the year due to robust global production and elevated inventory levels. Investor concerns that Marathon and other oil-price-sensitive companies will face an increasingly challenging environment over the next few years have increased. While nearly all of National Oilwell’s products and services are sensitive to oil prices, the company is particularly exposed to the worsening deepwater production outlook. Viacom also underperformed along with the majority of the media industry in 2015, primarily due to fears over cutting the cord on cable (versus streaming) and poor domestic advertising trends.

We often trim winning stocks and add to laggards as we seek to optimize risk/reward. We believe market pullbacks allow longer-term investors to find opportunities. However, we remain vigilant when funding new investments. Given poor late-year equity performance, we expect the current risk-off tone to continue for the first part of the coming year. We still think the long-term bull market remains intact, but as the cycle ages; the double-digit returns are likely past. We would be pleased with mid to high single-digit returns over the next few years given high valuations, tepid global growth, U.S. elections and geopolitical uncertainties. Importantly, major fundamental positives remain intact: stable-to-improving developed market growth, lower commodity prices, capped global inflation and continuing low interest rates.

Penn Mutual Asset Management, Inc.

Investment Adviser

Loomis, Sayles & Co.

Investment Sub-Adviser

Cumulative Performance Comparison

December 31, 2005 — December 31, 2015

An investment of $10,000 in the Large Cap Value Fund on December 31, 2005 would have grown to $16,002. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 1000 Value Index, during the same period. A $10,000 investment in the Russell 1000 Value Index on December 31, 2005 would have grown to $18,175.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Average Annual Total Returns1 as of 12/31/15

	1 Year	5 Year	10 Year
Large Cap Value Fund	(4.35)%	8.95%	4.81%
Russell 1000 Value Index	(3.83)%	11.27%	6.16%

[1]	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Portfolio Composition as of 12/31/15

Percent of Total Investments[2]
Financials	27.7%
Consumer, Non-Cyclical	22.1%
Industrial	13.3%
Communications	9.9%
Energy	8.0%
Consumer, Cyclical	7.7%
Technology	6.5%
Utilities	3.4%
Basic Materials	1.4%

100.0%

[2]	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Large Core Value Fund

The Penn Series Large Core Value Fund returned –0.81% for the twelve-month period ending December 31, 2015, compared to the –3.83% return for its benchmark, the Russell 1000 Value Index for the same time period.

The Fund’s outperformance versus the Index was primarily due to broad-based favorable stock selection, while sector allocation results modestly detracted. Stock selection was positive in seven of the 10 sectors in which the Fund was invested. Stock selection in consumer staples was the largest contributor to relative performance. Selection gains were also notable in the information technology, financials, and industrials sectors.

In consumer staples, overweight positions in Reynolds American, Kroger, and Altria Group all aided relative performance results. Within information technology, holdings in Alphabet Inc. and Intel boosted relative gains.

At the individual stock level, a position in industrial conglomerate General Electric (GE) was one of the Fund’s top contributors to relative performance. Shares of GE advanced in the fourth quarter as investors appeared to reward the company’s divestment of its financial services arm and its renewed focus on its industrial businesses.

Stock selection in the health care and consumer discretionary sectors and unfavorable sector allocation results, including the Fund’s overweight to the materials sector, represented a modest drag on relative performance. At the individual stock level, energy companies Devon Energy, Anadarko Petroleum, and Range Resources were the Fund’s largest relative detractors during the period. Among other top detractors were overweight positions in CBS Corp., Oracle, and Credit Suisse.

Another quarter of dramatic market action provided ample opportunity to uncover new ideas and make adjustments to the Fund. Two noteworthy positions that were initiated during the fourth quarter included Allergan and Synchrony Financial. We entered a position in pharmaceutical company Allergan, as we saw good value and believe the company will produce solid earnings growth driven by strong franchises in aesthetics and ophthalmology, markets in which the firm is #1 and #2 globally, respectively. Like many other financial services stocks, Synchrony Financial has gone through a period of underperformance that we believe presented an opportunity. Synchrony is the largest player in the private label credit card space, with a market share north of 40%.

We made some shifts within the energy sector during the fourth quarter. We exited a long-term position in oil refiner Phillips 66. Refining names outperformed meaningfully in 2015, as crude oil prices fell and product demand, especially for gasoline, strengthened. We added to some exploration and production (E&P) holdings during the quarter.

We also sold our position in Simon Property Group during the quarter, the largest real estate company in the world. The stock has appreciated meaningfully, so we took the opportunity to shift into another real estate investment trust (REIT), Federal Realty Investment Trust, where the risk/ reward tradeoff appeared to be more attractive.

In terms of sector weightings, the Fund was overweight health care and financials as of year-end, while it was underweight information technology and consumer discretionary.

Many equity investors focus on the next quarter or the next year. As a result, stock prices do a decent job of reflecting the near-term outlook and tend to quickly price in any change to that outlook. We have found it helpful to look beyond the 12-month forecast horizon. One way to do this is to mentally leap forward in time and imagine what will matter to markets from that point on.

We think the combination of the upcoming U.S. election, evolving monetary policy and commodity prices (particularly oil) will likely have changed the calculus for investors by the end of 2016. For long-term investors, we believe this presents opportunity.

Penn Mutual Asset Management, Inc.

Investment Adviser

Eaton Vance Management

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Cumulative Performance Comparison

August 25, 2008 — December 31, 2015

An investment of $10,000 in the Large Core Value Fund on August 25, 2008 would have grown to $14,924. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 1000 Value Index, during the same period. A $10,000 investment in the Russell 1000 Value Index on August 25, 2008 would have grown to $17,051.

Average Annual Total Returns1 as of 12/31/14

	1 Year	5 Year	Since Inception[2]
Large Core Value Fund	(0.81)%	9.67%	5.59%
Russell 1000 Value Index	(3.83)%	11.27%	7.53%

[1]	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
[2]	The Fund’s inception date was August 25, 2008.

Portfolio Composition as of 12/31/15

Percent of Total Investments[3]
Financials	32.2%
Consumer, Non-Cyclical	21.9%
Energy	12.9%
Industrial	11.6%
Technology	7.0%
Utilities	6.2%
Basic Materials	3.4%
Communications	2.6%
Consumer, Cyclical	2.2%

100.0%

[3]	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Index 500 Fund

The Penn Series Index 500 Fund returned 1.00% for the twelve-month period ending December 31, 2015, compared to the 1.38% return for its benchmark, the S&P 500 Index.

After a turbulent January, 2015 for equity markets, volatility subsided through the month of February as oil prices stabilized and the aggressive pace of global central bank actions witnessed the prior month moderated.

The positive tone of U.S. economic data in late first quarter of 2015 pushed yields on U.S. 10 year bonds higher after having fallen sharply the prior month. U.S. equity markets traded down slightly on the jobs report as expectations increased that the U.S. economy was gaining strength and that the Federal Reserve may have an opportunity to raise rates in the not too distant future.

Global markets entered the month of May, 2015 digesting an initial first quarter 2015 gross domestic product (GDP) report released on April 29, 2015 showing a much lower than expected 0.2% annualized rate of growth. Despite the weak U.S. growth data, the month opened with global interest rates continuing to rise sharply on the heels of a selloff that began in late April, 2015.

After the market selloff in August, expectations that the Federal Reserve would make good on the median forecast of Federal Reserve Board members and bank presidents in June that rates would increase in two increments for the remainder of the year beginning in September 2015 were brought into question.

Contributing to this lackluster outcome for 2015 was a challenging environment for U.S. companies’ ability to earn a profit, evidenced by declining year-over-year of earnings on the S&P 500 Index for both the second and third quarters and the potential for more of the same in the final quarter of the year. This falloff in earnings is most significantly attributable to the energy sector where a 60% decline in oil prices through the end of September corresponded to a nearly identical decline in equity sector earnings. Excluding the energy sector, S&P 500 Index aggregate earnings growth has remained positive, though still soft given the impact on multinationals of the stronger U.S. dollar and subdued global growth backdrop.

On an individual security level, the top positive contributors to the Fund’s performance were Amazon.com Inc, Microsoft Corporation, and General Electric Company. The top negative contributors to the Fund’s performance were Kinder Morgan Inc, Exxon Mobil Corporation, and QUALCOMM Incorporated.

Penn Mutual Asset Management, Inc.

Investment Adviser

State Street Global Advisors

Investment Sub-Adviser

Cumulative Performance Comparison

December 31, 2005 — December 31, 2015

An investment of $10,000 in the Index 500 Fund on December 31, 2005 would have grown to $19,916. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the S&P 500 Index, during the same period. A $10,000 investment in the S&P 500 Index on December 31, 2005 would have grown to $20,239.

Average Annual Total Returns1 as of 12/31/15

	1 Year	5 Year	10 Year
Index 500 Fund	1.00%	12.17%	7.13%
S&P 500 Index	1.38%	12.57%	7.31%

[1]	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Portfolio Composition as of 12/31/15

Percent of Total Investments[2]
Consumer, Non-Cyclical	24.5%
Financials	17.7%
Technology	13.1%
Communications	13.0%
Consumer, Cyclical	10.4%
Industrial	9.4%
Energy	6.5%
Utilities	3.0%
Basic Materials	2.4%

100.0%

[2]	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Mid Cap Growth Fund

The Penn Series Mid Cap Growth Fund returned –5.78% for the twelve-month period ending December 31, 2015, compared to the –0.20% return for its benchmark, the Russell Midcap Growth Index.

We primarily emphasize a bottom-up approach and may look at a number of factors in its consideration of a company. These include new or innovative products or services, adaptive or creative management, strong financial and operational capabilities to sustain growth, market potential, profit potential, and stable and consistent revenue, earnings, and cash flow.

The Fund underperformed the benchmark for the year. The primary factors for the underperformance were stock selection issues in the consumer discretionary and consumer staples sectors. The consumer discretionary exposure made the greatest negative contribution to the Fund’s return for the year. The Fund was underweight this underperforming sector, but exposure to retail and related sectors was a liability in a year when e-commerce activity accelerated, taking market share and requiring many retailers to step up investment to try to maintain competitiveness and relevance to consumers. These costs and higher labor expense pressured the profitability of many companies, including Bed Bath and Beyond and DSW in the Fund. Other key factors significantly impacting retailers in 2015 were weak demand in emerging markets and the appreciation of the US dollar, which hurt many retailers based both on currency translation effects and the ultimate negative impact on travel to the U.S. and related demand for retail goods in flagship stores in markets such as New York City.

An overweight position in the poorly performing energy sector was a significant, but lesser factor contributing to the Fund’s relative underperformance. The Fund’s Energy names were weak across the board, as the persistent and significant decline in the price of oil that began in June 2013 brought considerable pressure to bear on the energy industry and the stocks of its companies. The Fund’s energy names have performed in line with the energy sector in the Index, but we have been consistently overweight the group, thus the sizable negative contribution from our energy exposure.

Technology was the final sector that contributed negatively to performance in 2015. The Fund’s cash position, which averaged approximately 1% across the year, was slightly negative to performance.

All other sectors contributed positively to relative performance, with the greatest positive impact coming from the financials and health care sectors. The Fund’s exposure in the industrials and materials sectors also generated positive relative performance for the period. The performance of equity option positions was positive to performance by 35 basis points.

The top three securities detracting from absolute performance for the period were Polaris Industries, Bed Bath and Beyond and Hain Celestial Group. The top three securities contributing to the Fund’s absolute performance were Electronic Arts, Alkermes and First Republic Bank.

Penn Mutual Asset Management, Inc.

Investment Adviser

Ivy Investment Management

Investment Sub-Adviser

Cumulative Performance Comparison

December 31, 2005 — December 31, 2015

An investment of $10,000 in the Mid Cap Growth Fund on December 31, 2005 would have grown to $17,678. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell Midcap Growth Index, during the same period. A $10,000 investment in the Russell Midcap Growth Index on December 31, 2005 would have grown to $21,917.

Average Annual Total Returns1 as of 12/31/15

	1 Year	5 Year	10 Year
Mid Cap Growth Fund	(5.78)%	6.65%	5.86%
Russell MidCap Growth Index	(0.20)%	11.54%	8.16%

[1]	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Portfolio Composition as of 12/31/15

Percent of Total Investments[2]
Consumer, Non-Cyclical	31.0%
Consumer, Cyclical	23.3%
Financial	13.8%
Technology	13.0%
Industrial	8.6%
Communications	5.0%
Energy	3.6%
Basic Materials	1.7%

100.0%

[2]	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Mid Cap Value Fund

The Penn Series Mid Cap Value Fund returned –7.98% for the twelve-month period ending December 31, 2015, compared to the –4.78% return for its benchmark, the Russell Midcap Value Index.

Our overweight relative to the benchmark in the consumer discretionary sector was predicated on continued job and income growth, higher home prices and lower debt burdens, along with reduced gas and heating bills, all of which fostered an attractive backdrop for consumer confidence and spending. Indeed, the University of Michigan’s Consumer Sentiment average reading of 93 this year was the highest it has been in over ten years.

While spending is healthy, the consumer has been selective, choosing to spend more on housing, auto, services, and higher ticket durables at the expense of general merchandise and apparel. This benefited holdings in Darden and Select Comfort, but negatively impacted positions in Kohl’s and Deckers Outdoor. Hertz also came under renewed pressure during the year as the company’s restructuring program, under the leadership of a new CEO, has yet to improve earnings and cash flow. Staples was also hit hard during the fourth quarter as the FTC moved to block the company’s merger with Office Depot. Looking forward, we believe the sharp decline in many of our consumer discretionary companies has created some compelling opportunities and valuations in our diverse holdings as they maintain strong brands, solid balance sheets, and generate strong free cash flow.

Oil and natural gas prices continued to set new lows as oil declined 30% during the year and is trading near its ten-year low and natural gas is trading near its 15-year low. While we maintain an underweight position relative to the Index in both the utilities and energy sectors, our contrarian nature led us to add two new investments which had already been battered by the market. Oneok operates natural gas gathering assets with revenues that are largely contracted or volume dependent. Investors became more negative on Oneok’s growth prospects despite the company’s strong results during the last two quarters and a substantial de-risking of their portfolio. At year-end, the stock yielded just under 10%. NRG Energy, which is the largest merchant electricity generator, came under pressure when forward prices retreated as natural gas prices collapsed due to elevated production and unseasonably warm winter weather. Finally, a long term holding, Devon Energy, which has restructured its portfolio over the last several years, is now focused on its low cost

North American shale oil basins and maintains a strong balance sheet. While the market reacted poorly to a recently announced acquisition, we believe the company is well positioned for a rebound in oil prices.

In 2015, the market ignored complex, value oriented stocks and focused on companies that were meaningfully growing their top line, creating a large disparity between the valuation of growth and value equities. While the fundamentals of some of our investments deteriorated more than we expected, the market severely penalized many of these companies to the point where valuations, in our opinion, have dislocated from underlying corporate value. The management teams of many of our portfolio holdings are actively trying to increase shareholder value through asset restructurings and/or major share buybacks. We believe that these actions, coupled with improving earnings and free cash flow as the U.S. economy continues to expand, should afford a significant bounce back in many of our holdings during 2016.

We believe worldwide growth will remain subdued. Given this backdrop, the relatively high valuations in the market and sluggish earnings growth may suggest that general market gains will be moderate in 2016.

Penn Mutual Asset Management, Inc.

Investment Adviser

Neuberger Berman Management

Investment Sub-Adviser

Cumulative Performance Comparison

December 31, 2005 — December 31, 2015

An investment of $10,000 in the Mid Cap Value Fund on December 31, 2005 would have grown to $17,335. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell Midcap Value Index, during the same period. A $10,000 investment in the Russell Midcap Value Index on December 31, 2005 would have grown to $20,818.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Average Annual Total Returns1 as of 12/31/15

	1 Year	5 Year	10 Year
Mid Cap Value Fund	(7.98)%	8.99%	5.65%
Russell MidCap Value Index	(4.78)%	11.25%	7.61%

[1]	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Portfolio Composition as of 12/31/15

Percent of Total Investments[2]
Financials	20.0%
Industrial	19.5%
Technology	18.8%
Consumer, Non-Cyclical	13.7%
Consumer, Cyclical	9.9%
Utilities	8.5%
Energy	5.6%
Basic Materials	2.2%
Communications	1.8%

100.0%

[2]	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Mid Core Value Fund

The Penn Series Mid Core Value Fund returned –1.51% for the twelve-month period ending December 31, 2015, compared to the –4.78% return for its benchmark, the Russell Midcap Value Index.

The broad U.S. stock market recorded a small gain for the year. During the summer, the market was roiled by concerns about slowing growth in China and other emerging markets. Oil and commodity prices dropped on worries about weak global growth, falling demand, and oversupply. Meanwhile, U.S. economic growth continued slowly. In December, the Federal Reserve raised short-term interest rates, a move that had been anticipated by the market for most of 2015.

In this environment, the Fund received positive results in absolute terms in four of the 10 sectors in which it was invested. Relative to the benchmark, positions in the consumer staples, utilities, and energy sectors added to returns. The portfolio was hampered by positions in the information technology, financials, and telecommunication services sectors.

An overweight position and stock selection in the consumer staples sector drove the Fund’s outperformance. In the food products industry, a notable contributor was snack company Mondelez International. The company, which topped earnings expectations and raised margins, indicated a willingness to be acquired and had an activist investor promoting the stock. Among food and staples retailers, Sysco, a large distributor of food and related products, benefited from improving restaurant sales and the addition of an activist investor to its board.

The Fund benefited from selective stock picking across the utilities sector. A lack of exposure to independent power and renewable electric producers was also advantageous, as this industry recorded a double-digit decline in the benchmark.

Security selection in the energy sector bolstered results, as the Fund did not own some of the sector’s steepest decliners. The sector was also the source of leading contributor Cameron International, a global provider of pressure control, processing, flow control, and compression systems. Its stock appreciated on news that oilfield-services provider Schlumberger had agreed to acquire it at a healthy premium.

On the other hand, an overweight position limited the Fund’s gains. Energy was the worst-performing sector in the benchmark. The sector also provided a number of key detractors. Devon Energy lost ground on news it would acquire Felix Energy for $2 billion, which may have appeared dilutive to stockholders. An overweight in natural gas producer EQT hampered results as warm weather caused weak natural gas consumption and drove commodity prices to decade lows. Perception of the company’s midstream energy business was also likely harmed by the turmoil in the master limited partnership markets. Portfolio-only holding Anadarko Petroleum retreated after investors reacted negatively to the company’s all-stock proposed acquisition of Apache. The team believes that the market overreacted and that the offer didn’t affect the company’s fair value.

In the industrials sector, the Fund benefited from an overweight in Republic Services. The waste management company recorded strong gains as it continued to execute well and has minimal exposure to emerging markets and foreign currency issues. Within the aerospace and defense industry, portfolio-overweight Exelis was acquired by competitor Harris Corp. in a cash and stock deal at approximately a 35% premium over the company’s share price at the time. However, the industrials sector was also the source of a prominent detractor. Portfolio-only holding Heartland Express underperformed along with other transportation stocks amid weaker volumes and increased labor costs.

The Fund was hurt by stock selection in the information technology sector. Detractors included Micron Technology, which suffered amid weakness in the PC-build segment. The semiconductor company’s prices dropped faster than its costs, hurting the share price.

Penn Mutual Asset Management, Inc.

Investment Adviser

American Century Investment Management

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Cumulative Performance Comparison

December 31, 2005 — December 31, 2015

An investment of $10,000 in the Mid Core Value Fund on December 31, 2005 would have grown to $17,872. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell Midcap Value Index, during the same period. A $10,000 investment in the Russell Midcap Value Index on December 31, 2005 would have grown to $20,818.

Average Annual Total Returns1 as of 12/31/15

	1 Year	5 Year	10 Year
Mid Core Value Fund	(1.51)%	10.32%	5.98%
Russell MidCap Value Index	(4.78)%	11.25%	7.61%

[1]	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Portfolio Composition as of 12/31/15

Percent of Total Investments[2]
Financials	26.7%
Consumer, Non-Cyclical	17.4%
Industrials	15.6%
Energy	12.0%
Utilities	10.2%
Technology	7.2%
Consumer, Cyclical	7.0%
Communications	1.6%
Basic Materials	1.3%
Index Fund	1.0%

100.0%

[2]	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

SMID Cap Growth Fund

The Penn Series SMID Cap Growth Fund returned –1.52% for the twelve-month period ending December 31, 2015, compared to the –0.19% return for its benchmark, the Russell 2500 Growth Index for the same time period.

Security selection in the traditional growth sector of information technology proved to be the largest contributor to annual returns. Specific strength was visible in “software-as-a-service” or “SaaS” providers. Tyler Technologies develops applications that aid in the administration of local governments and court systems. The company has enjoyed a strong run of performance as an improving economy has led to increased local tax revenue and greater demand for its products. Additionally, within the industry, FleetMatics provides fleet management software that helps truck fleet operators gain insight into vehicle location, fuel usage, speed and mileage. The company saw its shares rise sharply for much of 2015 as earnings were largely better than expected. Also within the technology sector, Palo Alto Networks was a key contributor. The company, a leader in IT security, offers a best-in-breed enterprise solution that has been capturing market share for several years. Spending on security and data protection has exploded in recent years and Palo Alto has been a key beneficiary.

On the negative side, positioning in the health care industry weighed on returns in 2015. Weakness was most apparent in the highly innovative and highly volatile biotechnology industry. Clovis Oncology was dealt tough news to its promising lung cancer treatment. After receiving “fast track” status from the FDA, Clovis produced clinical data that showed lower response rates in a specific patient cohort. Shares declined precipitously, as it gave a competing drug from AstraZeneca a big lead in a large total available market. With uncertainty on the duration and efficacy of future trials, we concluded the fundamentals had changed enough to warrant selling the position. Envision Healthcare was also a notable detractor. Envision is a leading provider of services to the U.S. health care system, with an emphasis on solutions for clinics, hospitals, and emergency rooms. The company had been well positioned as the Affordable Care Act (ACA) had increased insurance coverage and overall consumer demand for health care. However, these trends reversed course in 2015 as health care utilization volumes took a surprising fall. Early adopters of the ACA appear to be slowing in usage, while new user growth has been disappointing. Along with pricing pressures on new customer contracts, these factors drove a sharp correction in the stock.

Like a lingering storm system, many of the same issues that clouded the U.S. equity market in 2015 remain in place. Global growth remains questionable as China works to re-ignite its economy. European economies are extremely fragile. Geopolitical risk is elevated. The impact of a prolonged commodity price downtown remains an issue. And while the question of “when” the Federal Reserve will act has been answered, investors are now asking themselves what a “gradualist” approach to policy normalization actually looks like. These issues will likely result in increased “waves” of market volatility. The best way to navigate this volatility, in our opinion, is to remain focused on the consistent execution of our investment process. Like any seasoned navigator, however, tactical adjustments will be made.

One such adjustment is an increase in the secular growth component of the Fund. In an economy in which secular growth remains scarce, investors should be drawn to those firms that are somewhat insulated from global economic currents. it will likely not be a smooth ride, we are optimistic that 2016 will be a successful voyage.

Penn Mutual Asset Management, Inc.

Investment Adviser

Wells Capital Management

Investment Sub-Adviser

Cumulative Performance Comparison

August 25, 2008 — December 31, 2015

An investment of $10,000 in the SMID Cap Growth Fund on August 25, 2008 would have grown to $19,458. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 2500 Growth Index, during the same period. A $10,000 investment in the Russell 2500 Growth Index on August 25, 2008 would have grown to $19,639.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Average Annual Total Returns1 as of 12/31/15

	1 Year	5 Year	Since Inception[2]
SMID Cap Growth Fund	(1.52)%	9.24%	9.47%
Russell 2500 Growth Index	(0.19)%	11.43%	9.62%

[1]	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
[2]	The Fund’s inception date was August 25, 2008.

Portfolio Composition as of 12/31/15

Percent of Total Investments[3]
Consumer, Non-Cyclical	36.5%
Consumer, Cyclical	19.2%
Technology	16.9%
Industrial	14.7%
Financials	5.8%
Communications	4.5%
Basic Materials	1.4%
Energy	1.0%

100.0%

[3]	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

SMID Cap Value Fund

The Penn Series SMID Cap Value Fund returned –5.69% for the twelve-month period ending December 31, 2015, compared to the –5.49% return for its benchmark, the Russell 2500 Value Index for the same time period.

During the year, smaller-cap markets experienced a sharp divergence among sector performance, stemming from investor concerns surrounding declining energy prices, market and economic volatility in China, and global central bank policy decisions. Energy stocks were notable underperformers, as were sectors such as materials and industrials, which are more sensitive to global economic growth. Defensive and domestically oriented sectors such as health care, financials and utilities fared better by comparison. Investors continued to favor assets with lower perceived risk, and large-cap stocks outperformed smaller-cap stocks for the full year.

For the year, the Fund fell in absolute terms but outperformed its benchmark. Overall security selection contributed to performance led by the Fund’s financials and technology holdings. Stock selection in the consumer discretionary and industrials sectors detracted from relative performance. Overall sector allocation had a negative effect on performance for the period as an underweight position in financials counteracted the positive effect of an underweight in energy.

The leading contributor was StanCorp Financial, a U.S.-based provider of employee insurance and annuity products. StanCorp was acquired at a substantial premium by Japanese company Meiji Yasuda, which was attracted to its strong U.S. franchise. Helen of Troy, a manufacturer of consumer products such as hair dryers and kitchen housewares and Fairchild Semiconductor were also among the individual contributors.

The declining oil price and sluggishness in the energy sector drove down shares of exploration & production companies. SM Energy underperformed along with other U.S. oil and gas producers, due to expectations of continued weakness in oil and gas prices. Home décor retailer, Pier 1 Imports and Bloomin’ Brands, an operator of restaurant chains such as Outback Steakhouse and Carrabba’s Italian Grill, also underperformed.

The current investment climate is marked by high levels of uncertainty. The market remains focused on global economic growth against the backdrop, the depressed price of oil and volatile Chinese economic indicators. Stocks judged to have sizable exposure to the broader economy, such as technology, industrials and consumer stocks, have lagged in spite of (in a number of cases) good company-level performance in this challenging climate. We feel that a significant number of stocks in our universe have a powerful combination of attractive value, strong free cash flow and company level catalysts. We agree that the current economic environment will remain challenging but find these opportunities compelling. We believe that the strength of these companies’ cash flows and business models should help them navigate these obstacles, and that their valuations offer considerable upside once macro concerns stabilize.

Penn Mutual Asset Management, Inc.

Investment Adviser

AllianceBernstein

Investment Sub-Adviser

Cumulative Performance Comparison

August 25, 2008 — December 31, 2015

An investment of $10,000 in the SMID Cap Value Fund on August 25, 2008 would have grown to $19,825. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 2500 Value Index, during the same period. A $10,000 investment in the Russell 2500 Value Index on August 25, 2008 would have grown to $17,519.

Average Annual Total Returns1 as of 12/31/15

	1 Year	5 Year	Since Inception[2]
SMID Cap Value Fund	(5.69)%	9.44%	9.75%
Russell 2500 Value Index	(5.49)%	9.23%	7.93%

[1]	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
[2]	The Fund’s inception date was August 25, 2008.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Portfolio Composition as of 12/31/15

Percent of Total Investments[3]
Financials	30.1%
Industrial	16.5%
Consumer, Cyclical	14.7%
Consumer, Non-Cyclical	9.8%
Technology	8.7%
Energy	6.8%
Communications	6.3%
Utilities	4.3%
Basic Materials	2.8%

100.0%

[3]	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Small Cap Growth Fund

The Penn Series Small Cap Growth Fund returned 0.42% for the twelve-month period ending December 31, 2015, compared to the –1.38% return for its benchmark, the Russell 2000 Growth Index.

We have taken a high-quality approach to investing in small-caps throughout 2015 and that approach paid off. Our companies also typically generate a high return on invested capital and have demonstrated a proven ability to expand profit margins. We also put a great emphasis on identifying companies with sustainable competitive advantages that should help them gain market share and grow in a variety of market environments.

Our stock selection in the consumer discretionary and technology sectors were large contributors to our relative performance. Many of our technology companies have predictable or recurring revenue streams from diverse end markets outside the technology sector, and these companies were among our top-performing technology stocks during the year. Euronet Worldwide was one of our top contributors to performance, and serves as an example of the diverse end markets some of our technology companies serve. Euronet owns the infrastructure that consumers in Europe use to make payments for their prepaid mobile phone service. We believe this business creates a steady revenue stream as customers continue to use the infrastructure to make payments to continue their phone service.

Blackbaud was another top contributor within the technology sector. The stock rose during the year as the market received more confirmation about the growth potential of the company. Blackbaud provides technology solutions designed to improve fundraising for the nonprofit industry. Fundraising is clearly a critical function for that industry, and Blackbaud’s solutions have proved an effective proposition for improving those fundraising efforts. However, many nonprofits have been slow to integrate technology into the fundraising process, which creates a potentially large addressable market for Blackbaud going forward.

Dyax Corp. was one of our largest contributors outside the technology sector. The stock was up after an announcement it would be acquired by Shire Plc. We were not surprised to see Dyax pursued as an acquisition candidate. In our view, the company has a potential best-in-class drug for hereditary angioedema (HAE) therapy, which could become the new standard of treatment based on strong efficacy from early-stage trials. Shire is the current leader in HAE treatments, and a logical partner to acquire Dyax.

While we were pleased with the performance of many companies in the Fund, we also held stocks that detracted from performance. Our stock selection in the industrial sector detracted from relative performance. Kennametal was our largest detractor within the industrial sector. The company makes cutting tools used in end markets serving the energy sector. While those end markets have been weak, we believe the new management team at Kennametal will take some appropriate steps to restructure the company.

Outside the industrial sector, Wolverine World Wide was a large detractor, falling most recently due to softer sales of its Sperry and Merrell shoe brands. While soft sales of some of its shoe brands have disappointed lately, we continue to like the stock. Wolverine has a long history of improving the management of the brands it acquires as well as increasing sales through its global distribution network.

Belden CDT was another detractor. The company’s stock fell in the third quarter following management’s announcement of weaker-than-expected earnings due in part to a decline in demand from its industrial customers, and also due to weaker demand for high-end video equipment the company sells to the broadcasting industry. We view the softness as temporary.

Penn Mutual Asset Management, Inc.

Investment Adviser

Janus Capital Management

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Cumulative Performance Comparison

December 31, 2005 — December 31, 2015

An investment of $10,000 in the Small Cap Growth Fund on December 31, 2005 would have grown to $14,046. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 2000 Growth Index, during the same period. A $10,000 investment in the Russell 2000 Growth Index on December 31, 2005 would have grown to $21,494.

Average Annual Total Returns1 as of 12/31/15

	1 Year	5 Year	10 Year
Small Cap Growth Fund	0.42%	6.95%	3.46%
Russell 2000 Growth Index	(1.38)%	10.67%	7.95%

[1]	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Portfolio Composition as of 12/31/15

Percent of Total Investments[2]
Consumer, Non-Cyclical	35.3%
Technology	21.5%
Industrial	15.8%
Consumer, Cyclical	10.5%
Financial	8.6%
Communications	4.5%
Basic Materials	2.2%
Energy	1.2%
Diversified	0.4%

100.0%

[2]	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Small Cap Value Fund

The Penn Series Small Cap Value Fund returned –5.46% for the twelve-month period ending December 31, 2015, compared to the –7.47% return for its benchmark, the Russell 2000 Value Index.

In the Fund for the year, investments in the financials and energy sectors contributed to results, whereas the information technology and health care sectors detracted from performance.

For the year, CubeSmart, a self-storage real estate investment trust (REIT), was a top contributor to performance. The company consistently beat earnings expectations throughout the year, helped by high occupancies and rents in the self-storage sector. We continue to be positive on the management team and its ability to make accretive acquisitions, supported by a healthy balance sheet. For the year, Infinity Pharmaceuticals, a biotechnology company, was a top detractor from performance. Its shares declined after the company announced a delay in a clinical trial for a blood cancer treatment. The stock was also hurt by reports that the new drug could face competitive pressure when it comes to market.

During the year, we initiated a position in TreeHouse Foods, a food manufacturer. A weaker market environment for single serve coffee cups, for which TreeHouse is a manufacturer, has negatively impacted performance. We believe the market environment could stabilize, however, as the industry matures and competitors become more rational. In our opinion, the company has a proven platform which is poised for additional growth. We also started a position in data center provider CyrusOne. We believe the company is well positioned to serve the data storage needs of enterprise customers and, as a result, we expect the company to benefit from continued demand growth.

During the year, we exited our position in Strategic Hotels & Resorts, an owner of luxury hotels across North America and Europe. We believed the company would be a beneficiary of high investor demand for luxury hotels and very limited new supply in the space. Additionally, we were optimistic on the company’s opportunity to potentially benefit from improving trends in group travel. We exited our position in ALLETE, a Midwestern electric utility company. We originally initiated our position in ALLETE several years ago when we believed the company had significant growth potential and an attractive valuation.

As we enter 2016, we see an abundance of opportunities across the U.S. equity markets. While our aggregate return expectations are lower than in recent years given slower economic growth and a dearth of outright cheap valuations, we believe equities still look more attractive than most other asset classes. Consumption, which accounts for approximately 70% of U.S. gross domestic product (“GDP”), could continue to benefit from strength in the labor and housing markets and low energy prices. Additionally, we do not expect to see much negative impact from the Fed’s pursuit of monetary policy normalization, given the likely gradual trajectory of interest rate increases and relatively healthy corporate and consumer balance sheets. While we are cognizant of potential headwinds, such as the risks posed from rising geopolitical tensions, we remain constructive on the direction of the U.S. equity markets. Ultimately, we believe focusing on company fundamentals, while being aware of the potential impact of various macroeconomic factors, is a process that generates compelling, long-term returns.

Regardless of the market direction, our fundamental, bottom-up stock selection continues to drive our process, rather than headlines or sentiment. We continue to focus on undervalued companies that we believe are in control of their own future, such as innovators with differentiated products, companies with low-cost structures, or ones that have been investing in their own businesses and are poised to gain market share.

Penn Mutual Asset Management, Inc.

Investment Adviser

Goldman Sachs Asset Management

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Cumulative Performance Comparison

December 31, 2005 — December 31, 2015

An investment of $10,000 in the Small Cap Value Fund on December 31, 2005 would have grown to $21,489. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 2000 Value Index, during the same period. A $10,000 investment in the Russell 2000 Value Index on December 31, 2005 would have grown to $17,203.

Average Annual Total Returns1 as of 12/31/15

	1 Year	5 Year	10 Year
Small Cap Value Fund	(5.46)%	10.52%	7.95%
Russell 2000 Value Index	(7.47)%	7.67%	5.57%

[1]	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Portfolio Composition as of 12/31/15

Percent of Total Investments[2]
Financials	41.4%
Industrials	13.8%
Consumer, Cyclical	10.7%
Consumer, Non-Cyclical	9.9%
Technology	8.0%
Utilities	6.1%
Energy	4.8%
Basic Materials	3.0%
Communications	2.3%

100.0%

[2]	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Small Cap Index Fund

The Penn Series Small Cap Index Fund returned –5.12% for the twelve-month period ending December 31, 2015, compared to the –4.41% return for its benchmark, the Russell 2000 Index for the same time period.

After a turbulent January, 2015 for equity markets, volatility subsided through the month of February as oil prices stabilized and the aggressive pace of global central bank actions witnessed the prior month moderated.

The positive tone of U.S. economic data in late first quarter of 2015 pushed yields on U.S. 10 year bonds higher after having fallen sharply the prior month. U.S. equity markets traded down slightly on the jobs report as expectations increased that the U.S. economy was gaining strength and that the Federal Reserve may have an opportunity to raise rates in the not too distant future.

Global markets entered the month of May, 2015 digesting an initial first quarter 2015 gross domestic product (GDP) report released on April 29, 2015 showing a much lower than expected 0.2% annualized rate of growth. Despite the weak U.S. growth data, the month opened with global interest rates continuing to rise sharply on the heels of a selloff that began in late April, 2015.

After the market selloff in August, expectations that the Federal Reserve would make good on the median forecast of Federal Reserve Board members and bank presidents in June that rates would increase in two increments for the remainder of the year beginning in September 2015 were brought into question.

Contributing to this lackluster outcome for 2015 was a challenging environment for U.S. companies’ ability to earn a profit, evidenced by declining year over year of earnings on the S&P 500 Index for both the second and third quarters and the potential for more of the same in the final quarter of the year. This falloff in earnings is most significantly attributable to the energy sector where a 60% decline in oil prices through the end of September corresponded to a nearly identical decline in equity sector earnings. Excluding the energy sector, S&P 500 Index aggregate earnings growth has remained positive, though still soft given the impact on multinationals of the stronger U.S. dollar and subdued global growth backdrop.

On an individual security level, the top positive contributors to the Fund’s performance were Dyax Corp, Neurocrine Biosciences Inc. and Synageva BioPharma Corp. The top negative contributors to the Fund’s performance were Dynegy Inc., Axiall Corporation, and United Natural Foods, Inc.

Penn Mutual Asset Management, Inc.

Investment Adviser

State Street Global Advisors

Investment Sub-Adviser

Cumulative Performance Comparison

August 25, 2008 — December 31, 2015

An investment of $10,000 in the Small Cap Index Fund on August 25, 2008 would have grown to $16,796. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 2000 Index, during the same period. A $10,000 investment in the Russell 2000 Index on August 25, 2008 would have grown to $17,069.

Average Annual Total Returns1 as of 12/31/15

	1 Year	5 Year	Since Inception[2]
Small Cap Index Fund	(5.12)%	8.54%	7.30%
Russell 2000 Index	(4.41)%	9.19%	7.55%

[1]	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
[2]	The Fund’s inception date was August 25, 2008.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Portfolio Composition as of 12/31/15

Percent of Total Investments[3]
Financials	25.9%
Consumer, Non-Cyclical	23.2%
Consumer, Cyclical	12.6%
Industrials	11.9%
Technology	11.3%
Communications	6.2%
Utilities	3.6%
Basic Materials	2.7%
Energy	2.5%
Diversified	0.1%

100.0%

[3]	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Developed International Index Fund

The Penn Series Developed International Index Fund returned –1.39% for the twelve-month period ending December 31, 2015, compared to the –0.39% return for its benchmark, the MSCI EAFE Index for the same time period.

2015 began with a flurry of divergent Central Bank policy moves in response to an uneven global growth outlook, rapidly declining global inflation and a major anticipated expansion of quantitative easing by the European Central Bank (ECB). The Swiss National Bank delivered an early surprise for global markets on January 15th by removing the peg between the Swiss Franc and the Euro in place since 2011. This unexpected tightening action sent the Swiss Franc up better than 20% against the Euro and the Swiss equity market down by 15% immediately following the move.

Markets in June were unsettled by a steady stream of worrying headlines from Europe as increasingly acrimonious negotiations between Greece and the Troika (European Commission, European Central Bank and International Monetary Fund) to extend an existing bailout agreement came to an impasse. Setting up what many saw as high stakes, though ultimately resolvable set of moves, the Greek government on June 5th elected to miss a scheduled payment to the IMF, choosing to instead bundle the payment with two others for a total of €1.5 billion payable on June 30th. Near the end of the month a framework to release bailout funds to Greece to make that IMF payment still seemed possible with a hoped for last minute agreement. Those expectations were quickly dashed, however, by a surprise announcement by the Greek government on Friday evening June 26th to hold a referendum on a final set of austerity proposals by Greece’s creditors to unlock a final tranche of bailout funds. Unsurprisingly, equity markets on June 29th reacted negatively to the uncertainty created of the referendum, though contagion in debt markets was relatively contained with very modest widening in sovereign debt spreads in Spain and Italy.

Global markets entered the third quarter of 2015 nervously with clouds of uncertainty surrounding the possibility of a Greek exit from the Eurozone and a sudden free fall in China’s stock market. By the end of the quarter, the Greek drama had been largely resolved with Greece agreeing to a new, more austere bailout agreement with creditors in July, while continued volatility in China’s equity markets and growing concerns surrounding emerging market growth prospects more generally led to a broad selloff of global equities in August and September. By the end of the quarter, investors in global equity markets experienced the worst three month performance of the last four years as measured by the MSCI World Index and many country level markets posting double digit gains through the first half of 2015 now were in the red for the year.

After a sharp selloff in the third quarter of 2015 on global growth fears emanating from emerging markets led by China that took most major bourses negative on the year, global equities rebounded smartly in October, though with little follow through in November and December to close out the fourth quarter.

On an individual security level, the top positive contributors to the Fund’s performance were Novo Nordisk A/S Class B, Anheuser-Busch InBev SA, and Nestle S.A. The top negative contributors to the Fund’s performance were Banco Santader S.A., Glencore plc, and Royal Dutch Shell plc Class A.

Penn Mutual Asset Management, Inc.

Investment Adviser

State Street Global Advisors

Investment Sub-Adviser

Cumulative Performance Comparison

August 25, 2008 — December 31, 2015

An investment of $10,000 in the Developed International Index Fund on August 25, 2008 would have grown to $11,429. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the MSCI EAFE Index, during the same period. A $10,000 investment in the MSCI EAFE Index on August 25, 2008 would have grown to $12,221.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Average Annual Total Returns1 as of 12/31/15

	1 Year	5 Year	Since Inception[2]
Developed International Index Fund	(1.39)%	2.97%	1.83%
MSCI EAFE Index	(0.39)%	4.07%	2.76%

[1]	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
[2]	The Fund’s inception date was August 25, 2008.

Portfolio Composition as of 12/31/15

Percent of Total Investments[3]
Japan	23.3%
United Kingdom	17.6%
Switzerland	9.8%
France	9.3%
Germany	9.1%
Australia	6.8%
Netherlands	4.5%
Spain	3.1%
Hong Kong	3.0%
Sweden	2.8%
Italy	2.2%
Denmark	1.9%
Belgium	1.5%
Singapore	1.2%
Finland	0.9%
Ireland	0.9%
Israel	0.7%
Norway	0.5%
Austria	0.2%
Luxembourg	0.2%
New Zealand	0.2%
China	0.1%
Portugal	0.1%
South Africa	0.1%

100.0%

[3]	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent the countries in which the securities are denominated.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

International Equity Fund

The Penn Series International Equity Fund returned 3.59% for the twelve-month period ending December 31, 2015, compared to the –5.25% return for its benchmark, the MSCI ACWI ex-U.S. Index.

We believe Novo-Nordisk is well-positioned to achieve strong growth through innovation and new launches. Novo Nordisk has both dominant market share as well as industry leading products. The group is the leading drug company focused on diabetes care. Novo Nordisk is highly focused on its few core therapeutic areas and rewards shareholders with industry leading growth rates and cash returns.

Paddy Power, an Irish gaming company, has been a long-held and successful position in our strategies. It is predominantly a technology company as much of gambling has moved on-line. The company has a powerful brand and a fun, innovative and edgy image. Its business footprint currently spans only jurisdictions where it can operate legally, which is a rarity in the global online gaming marketplace. Most competitors in the online space have been happy to cross into geographies where gambling is not legal, tempted by the short-term buck to be made. Paddy Power has consistently kept its gaming nose clean and mainly operates in Ireland, the United Kingdom, France, Italy and Australia through direct or business-to-business operating ventures.

Detracting from performance during the period was Enbridge, the largest liquid pipeline in Canada. It is the backbone system to move oil from the Alberta region to Eastern Canada and the United States. We think that the recent underperformance of the stock reflects the sharp correction in oil prices. In a scenario of long-term low oil prices, there is risk that oil producers in Canada will need to start cutting production targets. And, this will have a negative impact on Enbridge’s long-term growth trajectory.

Baidu disappointed with continued weakness in margins as the company is spending heavily on marketing to drive adoption of its Online-to-Offline (O2O) platforms. After a meeting with the management of Baidu, we decided to trim Baidu’s earnings estimates further. We had already trimmed our estimates by close to 25%. The weaker Chinese currency (which was not our base case) also impacted our assumptions.

European equities entered positive territory in the beginning of 2015, bolstered by central bank bond purchases. By mid-year, the Greek debt crisis impacted European markets, and the effects of the Chinese slowdown and a scandal at German auto manufacturer Volkswagen weighed on investor sentiment. In the fourth quarter, the European Central Bank announced additional stimulus and cut its deposit rate by 10 basis points to –0.3%, which was on the lower end of expectations, and disappointed markets.

Emerging markets entered 2015 with positive momentum and after reaching highs in late-April, driven by soaring Chinese equity markets, emerging markets experienced steep declines as concerns over China’s weak macroeconomic data, Beijing’s unexpected move to devalue its currency, and substantial Chinese equity market volatility led to a global market sell-off in August. Emerging markets suffered far worse than their developed market counterparts. Currencies of many developing countries tumbled as well. While emerging market equities ended in slightly positive territory for the fourth quarter, the asset class faced headwinds due to slowing growth, earnings pressure, U.S. dollar strength and a collapse in commodity prices.

Overall, we expect slower global economic growth and heightened equity market volatility to continue into 2016. In this type of environment, stock selection is critical and we believe that taking a focused and concentrated approach to portfolio construction will enable us to outperform over a full market cycle.

Penn Mutual Asset Management, Inc.

Investment Adviser

Vontobel Asset Management

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Cumulative Performance Comparison

December 31, 2005 — December 31, 2015

An investment of $10,000 in the International Equity Fund on December 31, 2005 would have grown to $17,154. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the MSCI ACWI ex-U.S. Index, during the same period. A $10,000 investment in the MSCI ACWI ex-U.S. Index on December 31, 2005 would have grown to $13,492.

Average Annual Total Returns1 as of 12/31/15

	1 Year	5 Year	10 Year
International Equity Fund	3.59%	6.66%	5.54%
MSCI ACWI ex-U.S. Index	(5.25)%	1.51%	3.38%

[1]	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Portfolio Composition as of 12/31/15

Percent of Total Investments[2]
United Kingdom	23.3%
Switzerland	13.5%
United States	12.3%
India	11.1%
France	7.2%
Australia	5.0%
Germany	4.7%
Netherlands	4.2%
Denmark	4.0%
Ireland	3.2%
Canada	3.1%
Japan	2.4%
Hong Kong	2.2%
Spain	1.7%
South Africa	1.6%
South Korea	0.5%

100.0%

[2]	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent the countries in which the securities are denominated.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Emerging Markets Equity Fund

The Penn Series Emerging Markets Equity Fund returned –10.89% for the twelve-month period ending December 31, 2015, compared to the –14.60% return for its benchmark, the MSCI Emerging Markets Index for the same time period.

Over the course of the year, markets grew increasingly concerned about China’s slowing economy and waning liquidity with the Federal Reserve interest rate hike looming, both of which put downward pressure on global growth. While commodity prices declined, providing a windfall to the consumer, corporate profits hit multi-year lows. Markets that suffered the most in 2015 were commodity exporters such as Colombia, Peru, Brazil and South Africa. Political issues in Greece, Brazil, Turkey and Poland also weighed heavily on markets.

Positive contributors to the Fund’s performance during the period included our stock selection in India, South Africa, China and Taiwan. Both an overweight allocation and stock selection in Eastern Europe added value, as did an underweight allocation and stock selection in Brazil. Additionally, a hedge on the Fund’s euro exposure, managed using foreign exchange futures, was beneficial to performance.

Key detractors from performance included the Fund’s position in Korea, where stock selection and an underweight allocation were unfavorable. Stock selection and a neutral allocation in both Colombia and Peru also hampered returns.

Several factors are likely to contribute to continued market volatility for some time in 2016: comprehension of China’s true economic growth trajectory, reaction to potential additional devaluation of China’s currency, and further adjustment to the consequences of the U.S. Federal Reserve’s rate increase path. But we think emerging market equities are heading toward an eventual important turning point, even if precise timing is difficult to determine.

Presently, emerging market valuations in aggregate appear attractive, trading at about a 30% discount to developed equities — not as deep as the 50% discount seen in the 1997-98 period, but below their 20-year average discount of over 20%. But as a catalyst, we think what will drive emerging market equities at some point, perhaps later this year, is when the market focuses on economic growth inflections shifting in favor of emerging markets relative to developed markets. Historically, the best time to buy emerging markets, as an asset class, has been when their gross domestic product growth rates were increasing by more than those in developed countries. We believe strongly that there will be big differences among countries for both growth rates and equity performance. Country allocation will be critical to generating excess returns in this environment.

As we have for many years, we remain underweight China and commodities-related plays such as Brazil and Russia in the Fund. We still consider Central/Eastern Europe an attractive investment opportunity. After two recessions in five years, Western European growth is recovering and beginning to unleash a great deal of pent-up demand for goods and services which we believe could benefit Poland, the Czech Republic and Romania.

We also remain positive on the Philippines. In our view, the Philippines continues to deliver some of the most attractive well-rounded growth with the business process outsourcing sector performing well, keeping overall consumption fairly strong. Lower oil prices could provide a tailwind for consumption and help bring inflation down.

Our overweight position in India is tempered by its status as a market consensus favorite. While views on India’s macro prospects are divided, we find select bottom-up stories attractive. In Mexico, economic growth is starting to turn around, as reflected in company earnings. Consumption is finally picking up and credit is at last beginning to grow, and it has among the lowest credit penetration levels of any emerging market country.

Penn Mutual Asset Management, Inc.

Investment Adviser

Morgan Stanley Investment Management

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Cumulative Performance Comparison

August 25, 2008 — December 31, 2015

An investment of $10,000 in the Emerging Markets Equity Fund on August 25, 2008 would have grown to $9,700. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the MSCI Emerging Markets Index, during the same period. A $10,000 investment in the MSCI Emerging Markets Index on August 25, 2008 would have grown to $9,812.

Average Annual Total Returns1 as of 12/31/15

	1 Year	5 Year	Since Inception[2]
Emerging Markets Equity Fund	(10.89)%	(3.96)%	(0.41)%
MSCI Emerging Markets Index	(14.60)%	(4.47)%	0.20%

[1]	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
[2]	The Fund’s inception date was August 25, 2008.

Portfolio Composition as of 12/31/15

Percent of Total Investments[3]
China	13.2%
South Korea	12.6%
Taiwan	10.7%
India	10.5%
Mexico	7.1%
Hong Kong	6.2%
Brazil	4.6%
South Africa	4.6%
Philippines	4.3%
Indonesia	3.1%
Poland	3.0%
Austria	2.4%
United States	2.3%
Thailand	2.2%
Russia	2.0%
Czech Republic	1.2%
Pakistan	1.1%
Turkey	1.0%
United Kingdom	1.0%
Netherlands	0.9%
Peru	0.9%
Argentina	0.8%
Portugal	0.8%
Japan	0.7%
Switzerland	0.7%
Chile	0.6%
Columbia	0.5%
Egypt	0.5%
Panama	0.2%
Spain	0.2%
Malaysia	0.1%

100.0%

[3]	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent the countries in which the securities are denominated.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Real Estate Securities Fund

The Penn Series Real Estate Securities Fund returned 5.22% for the twelve-month period ending December 31, 2015, compared to the 3.20% return for its benchmark, the FTSE NAREIT Equity REIT Index.

The year was a challenging period for equities, as investors reacted to signs of economic deceleration in China, falling commodity prices and slowing global growth generally. In the U.S., the prospect for an interest-rate hike by the Federal Reserve occasionally upset markets, although when the Fed finally raised rates off of near-zero in December, by 0.25%, investors seemed to take it in stride.

In this environment, U.S. REITs, which have a strong domestic orientation, had a positive total return and outperformed the broader U.S. market, aided by continued strength in real estate fundamentals. Throughout the year, REITs generally exceeded or met the market’s high earnings expectations, and many raised their guidance. Meanwhile, acquisition activity continued to confirm high property valuation levels, also helping REIT shares to recover from their mid-year lows.

Returns varied widely by property type. Self storage REITs were a positive standout. Demand for self storage has continued to outstrip very limited new supply, driving strong same-store sales growth for these companies. Apartment owners also fared well, overcoming concerns about rising supply as household formation continued to support demand.

The regional mall sector modestly outperformed as a group, but saw a divergence in performance. In an uncertain retail environment, companies focused on Class A properties and outlet centers in desirable locations advanced, while landlords that predominately operate Class B malls had sizable declines. Returns for shopping center REITs, which are better represented by consumer staples tenants, were relatively more even.

Office landlords had a flat return; some investors were concerned that property values in cities such as New York could be adversely affected by less investment demand from non-U.S. sources. Hotels were the poorest-performing sector. The group struggled amid moderating economic growth in the U.S. and abroad, with a strong dollar also dampening demand due to slowing tourism. Rising supply in certain large markets also weighed on returns.

Health care property REITs also underperformed during the period. As health care companies have generally transitioned toward more economically sensitive business models over the past few years — no longer pure net-lease plays — their growth prospects have faced increased scrutiny.

The Fund had a positive total return in the year and outperformed its benchmark. Our overweight and stock selection in the apartment sector contributed positively to relative performance, as did our overweight in self storage REITs. Stock selection in the regional mall sector was favorable as well, reflecting our preference for owners of high-quality properties. Factors that detracted from relative returns included stock selection in the shopping center and free-standing retail sectors, along with our overweight in hotels.

Even as the Fed seems likely to continue to lift interest rates off near-zero levels over the next year and beyond, we maintain a favorable view of REITs based on strengthening fundamentals, the relative stability of the U.S. economy and valuations that in many cases are compelling. We believe that any rise in rates from here would be accompanied by economic growth, which historically has resulted in stronger demand for all types of real estate. Even modest economic expansion should continue to drive cash-flow growth, given limited new supply in most sectors and still low financing costs.

We generally favor U.S. property sectors that will benefit the most from improving employment, household wealth and real income growth, including apartments, where an only modest recovery in for-sale housing and strong employment growth remain tailwinds.

Penn Mutual Asset Management, Inc.

Investment Adviser

Cohen & Steers Capital Management

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Cumulative Performance Comparison

December 31, 2005 — December 31, 2015

An investment of $10,000 in the Real Estate Securities Fund on December 31, 2005 would have grown to $18,316. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the FTSE NAREIT Equity REIT Index, during the same period. A $10,000 investment in the FTSE NAREIT Equity REIT Index on December 31, 2005 would have grown to $20,432.

Average Annual Total Returns1 as of 12/31/15

	1 Year	5 Year	10 Year
Real Estate Securities Fund	5.22%	11.90%	6.24%
FTSE NAREIT Equity REIT Index	3.20%	11.96%	7.41%

[1]	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Portfolio Composition as of 12/31/15

Percent of Total Investments[2]
Apartments	18.9%
Regional Malls	17.8%
Diversified	11.5%
Storage & Warehousing	10.5%
Office Property	10.1%
Healthcare	9.4%
Strip Centers	8.1%
Hotels & Resorts	5.0%
Building & Real Estate	3.6%
Industrial	3.0%
Manufactured Homes	1.5%
Lodging	0.6%

100.0%

[2]	Portfolio holdings are presented as a percentage of total investments before short-term investments.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Aggressive Allocation Fund

The Penn Series Aggressive Allocation Fund returned –1.59% for the twelve-month period ending December 31, 2015, compared to its benchmarks, the Russell 3000 Index’s return of 0.48% and the Barclays Capital U.S. Aggregate Bond Index’s return of 0.55% for the same time period.

The Aggressive Allocation Fund is comprised of a target allocation of 95% equity funds and 5% fixed income funds. The equity allocation of the Fund is comprised of domestic equity funds ranging from large capitalization funds to small capitalization funds as well as developed international and emerging markets equity funds and the fixed income portion is primarily allocated to intermediate-term bond funds.

At the broad asset class level, the Aggressive Allocation Fund’s equity allocation underperformed its broad equity benchmark, the Russell 3000 Index for the one-year period. Detracting from performance during the period versus its benchmark was the Fund’s underlying asset class allocations to emerging market stocks. Also contributing to the equity underperformance versus the Index were the Fund’s underlying asset class allocations to large, mid and small cap value as growth-oriented stocks outperformed value-oriented stocks across all market capitalizations during the year.

At the individual fund level, the Fund’s allocation to international equity contributed the most to performance during the period. While at an asset class level, the allocation to emerging market equity detracted from performance, at the underlying fund level, an allocation to emerging markets equity helped performance. Also contributing to performance during the period were allocations to small cap growth and real estate.

The Fund’s fixed income allocation performed in-line with the Barclays Capital U.S. Aggregate Bond Index for the one-year time period.

As a result of the annual analysis of the asset class allocations of the Fund conducted each September with changes implemented October 1, the asset class allocation to developed international stocks was slightly increased and the asset class allocation to emerging market equity as well as large cap growth stocks were slightly reduced. These asset class changes became effective at the beginning of the fourth quarter and will continue to be in effective until the next annual review. However, the Fund is continually reviewed to help ensure that it remains consistent with its investment objective by making adjustments, when necessary, of specific sub-accounts within an asset class as well as automatic rebalancing of the Fund on a quarterly basis.

Penn Mutual Asset Management, Inc.

Investment Adviser

Cumulative Performance Comparison

August 25, 2008 — December 31, 2015

An investment of $10,000 in the Aggressive Allocation Fund on August 25, 2008 would have grown to $15,121. For the purpose of comparison, the graph also shows the change in the Fund’s benchmarks, the Russell 3000 Index and the Barclays Capital U.S. Aggregate Bond Index, during the same period. A $10,000 investment in the Russell 3000 Index on August 25, 2008 would have grown to $19,076. A $10,000 investment in the Barclays Capital U.S. Aggregate Bond Index on August 25, 2008 would have grown to $13,732.

Average Annual Total Returns1 as of 12/31/15

	1 Year	5 Year	Since Inception[2]
Aggressive Allocation Fund	(1.59)%	7.45%	5.78%
Russell 3000 Index	0.48%	12.18%	8.77%
Barclays Capital U.S. Aggregate Bond Index	0.55%	3.25%	4.41%

[1]	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
[2]	The Fund’s inception date was August 25, 2008.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Asset Allocation Target as of 12/31/15

International Stocks	23.0%
Large Cap Value Stocks	17.0%
Large Cap Growth Stocks	14.0%
Mid Cap Value Stocks	9.0%
Emerging Market Stocks	9.0%
Mid Cap Growth Stocks	7.0%
Small Cap Value Stocks	6.0%
Small Cap Growth Stocks	5.0%
REITs	5.0%
Intermediate Bonds	5.0%

100.0%

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Moderately Aggressive Allocation Fund

The Penn Series Moderately Aggressive Allocation Fund returned –1.14% for the twelve-month period ending December 31, 2015, compared to its benchmarks, the Russell 3000 Index’s return of 0.48% and the Barclays Capital U.S. Aggregate Bond Index’s return of 0.55% for the same time period.

The Moderately Aggressive Allocation Fund is comprised of a target allocation of 80% equity funds and 20% fixed income funds. The equity allocation of the Fund is comprised of domestic equity funds ranging from large capitalization funds to small capitalization funds as well as developed international and emerging markets equity funds and the fixed income portion is primarily allocated to intermediate-term and short-term bond funds.

At the broad asset class level, the Moderately Aggressive Allocation Fund’s equity allocation underperformed its broad equity benchmark, the Russell 3000 Index for the one-year period. Contributing the most to this underperformance versus its benchmark was the Fund’s underlying asset class allocations to emerging market stocks. Also contributing to the equity underperformance versus the Index were the Fund’s underlying asset class allocations to large, mid and small cap value as growth-oriented stocks outperformed value-oriented stocks across all market capitalizations during the year.

At the individual fund level, the Fund’s allocation to international equity contributed the most to performance during the period. While at an asset class level, the allocation to emerging market equity detracted from performance, at the underlying fund level, an allocation to emerging markets equity helped performance. Also contributing to performance during the period were allocations to small cap growth and real estate.

The Fund’s fixed income allocation slightly underperformed the Barclays Capital U.S. Aggregate Bond Index for the one-year time period. Contributing to this underperformance was the asset class allocation to high yield bonds.

As a result of the annual analysis of the asset class allocations of the Fund conducted each September with changes implemented October 1, the asset class allocations to emerging markets equity and large cap growth were slightly decreased. These decreases allowed for the slight increase to the international stocks asset class. These asset class changes became effective at the beginning of the fourth quarter and will continue to be in effective until the next annual review. However, the Fund is continually reviewed to help ensure that it remains consistent with its investment objective by making adjustments, when necessary, of specific sub-accounts within an asset class as well as automatic rebalancing of the Fund on a quarterly basis.

Penn Mutual Asset Management, Inc.

Investment Adviser

Cumulative Performance Comparison

August 25, 2008 — December 31, 2015

An investment of $10,000 in the Moderately Aggressive Allocation Fund on August 25, 2008 would have grown to $15,866. For the purpose of comparison, the graph also shows the change in the Fund’s benchmarks, the Russell 3000 Index and the Barclays Capital U.S. Aggregate Bond Index, during the same period. A $10,000 investment in the Russell 3000 Index on August 25, 2008 would have grown to $19,076. A $10,000 investment in the Barclays Capital U.S. Aggregate Bond Index on August 25, 2008 would have grown to $13,732.

Average Annual Total Returns1 as of 12/31/15

	1 Year	5 Year	Since Inception[2]
Moderately Aggressive Allocation Fund	(1.14)%	6.92%	6.48%
Russell 3000 Index	0.48%	12.18%	8.77%
Barclays Capital U.S. Aggregate Bond Index	0.55%	3.25%	4.41%

[1]	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
[2]	The Fund’s inception date was August 25, 2008.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Asset Allocation Target as of 12/31/15

International Stocks	20.0%
Large Cap Value Stocks	15.0%
Intermediate Bonds	13.0%
Large Cap Growth Stocks	12.0%
Mid Cap Value Stocks	8.0%
Emerging Market Stocks	6.0%
Mid Cap Growth Stocks	6.0%
Small Cap Value Stocks	5.0%
Small Cap Growth Stocks	4.0%
REITs	4.0%
Short Term Bonds	4.0%
High Yield Bonds	3.0%

100.0%

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Moderate Allocation Fund

The Penn Series Moderate Allocation Fund returned –0.55% for the twelve-month period ending December 31, 2015, compared to its benchmarks, the Russell 3000 Index’s return of 0.48% and the Barclays Capital U.S. Aggregate Bond Index’s return of 0.55% for the same time period.

The Moderate Allocation Fund is comprised of a target allocation of 60% equity funds and 40% fixed income funds. The equity allocation of the Fund is comprised of domestic equity funds ranging from large capitalization funds to small capitalization funds as well as developed international and emerging markets equity funds and the fixed income portion is primarily allocated to intermediate-term and short-term bond funds.

At the broad asset class level, the Moderate Allocation Fund’s equity allocation underperformed its broad equity benchmark, the Russell 3000 Index for the one-year period. Contributing the most to this underperformance versus its benchmark was the Fund’s underlying asset class allocations to emerging market stocks. Also contributing to the equity underperformance versus the Index were the Fund’s underlying asset class allocations to large, mid and small cap value as growth-oriented stocks outperformed value-oriented stocks across all market capitalizations during the year.

At the individual fund level, the Fund’s allocation to international equity contributed the most to performance during the period. While at an asset class level, the allocation to emerging market equity detracted from performance, at the underlying fund level, an allocation to emerging markets equity helped performance.

The Fund’s fixed income allocation underperformed the Barclays Capital U.S. Aggregate Bond Index for the one-year time period. The Fund’s asset class allocation to high yield bonds had a negative impact on its performance for the one-year period. At the underlying fund level, the allocations to both short-term and intermediate-term bonds contributed to performance during the year.

As a result of the annual analysis of the asset class allocations of the Fund conducted each September with changes implemented October 1, the asset class allocations to emerging market equity and large cap growth stocks were decreased. These decreases allowed for the increase to the asset class allocations within mid cap growth and international equity stocks. These asset class changes became effective at the beginning of the fourth quarter and will continue to be in effective until the next annual review. However, the Fund is continually reviewed to help ensure that it remains consistent with its investment objective by making adjustments, when necessary, of specific sub-accounts within an asset class as well as automatic rebalancing of the Fund on a quarterly basis.

Penn Mutual Asset Management, Inc.

Investment Adviser

Cumulative Performance Comparison

August 25, 2008 — December 31, 2015

An investment of $10,000 in the Moderate Allocation Fund on August 25, 2008 would have grown to $14,714. For the purpose of comparison, the graph also shows the change in the Fund’s benchmarks, the Russell 3000 Index and the Barclays Capital U.S. Aggregate Bond Index, during the same period. A $10,000 investment in the Russell 3000 Index on August 25, 2008 would have grown to $19,076. A $10,000 investment in the Barclays Capital U.S. Aggregate Bond Index on August 25, 2008 would have grown to $13,732.

Average Annual Total Returns1 as of 12/31/15

	1 Year	5 Year	Since Inception[2]
Moderate Allocation Fund	(0.55)%	6.00%	5.39%
Russell 3000 Index	0.48%	12.18%	8.77%
Barclays Capital U.S. Aggregate Bond Index	0.55%	3.25%	4.41%

[1]	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
[2]	The Fund’s inception date was August 25, 2008.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Asset Allocation Target as of 12/31/14

Intermediate Bonds	25.0%
International Stocks	14.0%
Large Cap Value Stocks	12.0%
Large Cap Growth Stocks	9.0%
Short Term Bonds	7.0%
Mid Cap Value Stocks	6.0%
High Yield Bonds	5.0%
Mid Cap Growth Stocks	5.0%
Small Cap Value Stocks	4.0%
Emerging Market Stocks	4.0%
REITs	3.0%
Small Cap Growth Stocks	3.0%
Cash Equivalents	3.0%

100.0%

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Moderately Conservative Allocation Fund

The Penn Series Moderately Conservative Allocation Fund returned –0.22% for the twelve-month period ending December 31, 2015, compared to its benchmarks, the Russell 3000 Index’s return of 0.48% and the Barclays Capital U.S. Aggregate Bond Index’s return of 0.55% for the same time period.

The Moderately Conservative Allocation Fund is comprised of a target allocation of 40% equity funds and 60% fixed income funds. The equity allocation of the Fund consists of domestic equity funds comprised of large capitalization and mid capitalization funds and a slight allocation to small capitalization stocks as well as developed international equity funds and a small allocation to emerging market equities. The fixed income portion is mostly allocated to intermediate-term and short-term bond funds.

The Moderately Conservative Allocation Fund’s fixed income allocation underperformed the Barclays Capital U.S. Aggregate Bond Index for the one-year time period. Contributing to this underperformance was primarily the Fund’s underlying asset class allocation to high yield bonds. During the period, Fund performance was aided by the underlying fund allocations to both short-term bonds and intermediate-term bonds.

At the broad asset class level, the performance of the Fund’s equity allocation underperformed its broad equity benchmark, the Russell 3000 Index for the one-year period. Hindering the Fund’s equity performance versus its benchmark was the underlying asset class allocations to both emerging market stocks and large cap value stocks. Emerging markets significantly underperformed domestic equities during the year, which had a negative impact to the Fund’s equity performance. At the individual fund level, the Fund’s allocation to international equity contributed the most to performance during the period.

As a result of the annual analysis of the asset class allocations of the Fund conducted each September with changes implemented October 1, the asset class allocation to small cap growth stocks was reduced. This reduction allowed for the increase to the asset class allocation to mid cap growth stocks. These asset class changes became effective at the beginning of the fourth quarter and will continue to be in effective until the next annual review. However, the Fund is continually reviewed to help ensure that it remains consistent with its investment objective by making adjustments, when necessary, of specific sub-

accounts within an asset class as well as automatic rebalancing of the Fund on a quarterly basis.

Penn Mutual Asset Management, Inc.

Investment Adviser

Cumulative Performance Comparison

August 25, 2008 — December 31, 2015

An investment of $10,000 in the Moderately Conservative Allocation Fund on August 25, 2008 would have grown to $14,008. For the purpose of comparison, the graph also shows the change in the Fund’s benchmarks, the Russell 3000 Index and the Barclays Capital U.S. Aggregate Bond Index, during the same period. A $10,000 investment in the Russell 3000 Index on August 25, 2008 would have grown to $19,076. A $10,000 investment in the Barclays Capital U.S. Aggregate Bond Index on August 25, 2008 would have grown to $13,732.

Average Annual Total Returns1 as of 12/31/15

	1 Year	5 Year	Since Inception[2]
Moderately Conservative Allocation Fund	(0.22)%	4.97%	4.69%
Russell 3000 Index	0.48%	12.18%	8.77%
Barclays Capital U.S. Aggregate Bond Index	0.55%	3.25%	4.41%

[1]	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
[2]	The Fund’s inception date was August 25, 2008.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Asset Allocation Target as of 12/31/15

Intermediate Bonds	34.0%
Short Term Bonds	16.0%
Large Cap Value Stocks	10.0%
International Stocks	9.0%
Large Cap Growth Stocks	7.0%
High Yield Bonds	7.0%
Mid Cap Value Stocks	4.0%
Mid Cap Growth Stocks	3.0%
Cash Equivalents	3.0%
Small Cap Value Stocks	2.0%
Emerging Market Stocks	2.0%
REITs	2.0%
Small Cap Growth Stocks	1.0%

100.0%

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Conservative Allocation Fund

The Penn Series Conservative Allocation Fund returned 0.08% for the twelve-month period ending December 31, 2015, compared to its benchmarks, the Russell 3000 Index’s return of 0.48% and the Barclays Capital U.S. Aggregate Bond Index’s return of 0.55% for the same time period.

The Conservative Allocation Fund is comprised of a target allocation of 80% fixed income funds and a target allocation of 20% in domestic and international equity funds. The fixed income funds predominately consist of short-term and intermediate-term bonds and the equity fund allocations consist of mostly large capitalization funds with a small exposure to developed international equity funds.

At the broad asset class level, the Conservative Allocation Fund’s asset class exposure to high yield bonds underperformed the Barclays Capital U.S. Aggregate Bond Index for the one-year period, thus, asset allocation had a negative contribution on performance during the period. However, the Fund’s underlying fund allocations to both short-term and intermediate-term bonds did contribute positively to Fund performance during the period.

The Fund’s equity allocation slightly underperformed its broad equity benchmark, the Russell 3000 Index. The Fund’s asset class allocation to large cap value stocks hindered its equity performance during the period as value stocks underperformed growth stocks during the year. The Fund’s underlying fund allocation to international equity did aid performance during the period.

As a result of the annual analysis of the asset class allocations of the Fund conducted each September with changes implemented October 1, the asset class allocations were not changed and the current asset class allocations will remain in effect until the next annual review. However, the Fund is continually reviewed to help ensure that it remains consistent with its investment objective by making adjustments, when necessary, of specific sub-accounts within an asset class as well as automatic rebalancing of the Fund on a quarterly basis.

Penn Mutual Asset Management, Inc.

Investment Adviser

Cumulative Performance Comparison

August 25, 2008 — December 31, 2015

An investment of $10,000 in the Conservative Allocation Fund on August 25, 2008 would have grown to $13,142. For the purpose of comparison, the graph also shows the change in the Fund’s benchmarks, the Russell 3000 Index and the Barclays Capital U.S. Aggregate Bond Index, during the same period. A $10,000 investment in the Russell 3000 Index on August 25, 2008 would have grown to $19,076. A $10,000 investment in the Barclays Capital U.S. Aggregate Bond Index on August 25, 2008 would have grown to $13,732.

Average Annual Total Returns1 as of 12/31/15

	1 Year	5 Year	Since Inception[2]
Conservative Allocation	0.08%	3.52%	3.78%
Russell 3000 Index	0.48%	12.18%	8.77%
Barclays Capital U.S. Aggregate Bond Index	0.55%	3.25%	4.41%

[1]	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
[2]	The Fund’s inception date was August 25, 2008.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Asset Allocation Target as of 12/31/15

Intermediate Bonds	42.0%
Short Term Bonds	22.0%
High Yield Bonds	9.0%
Large Cap Value Stocks	7.0%
Cash Equivalents	7.0%
Large Cap Growth Stocks	5.0%
International Stocks	5.0%
Mid Cap Value Stocks	2.0%
Mid Cap Growth Stocks	1.0%

100.0%

Important Information about Fund Expenses

Hypothetical Examples of a $1,000 Investment (Unaudited)

We believe that it is important for you to understand the effect of fees on your investment. All mutual funds have operating expenses. As a participant in any of the Penn Series Funds, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio.

The Penn Series Funds are the underlying investment vehicles for the variable life and variable annuity contracts issued by The Penn Mutual Life Insurance Company and its subsidiary, The Penn Insurance and Annuity Company. These contracts have transaction costs, additional administrative expense fees and mortality and expense risk charges. Because of these additional expenses, the costs to investors will be higher than the figures shown in the following expense examples. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in each fund and to compare these costs with the ongoing costs of investing in other funds.

These examples are based on an investment of $1,000 invested for six months beginning July 1, 2015 and held through December 31, 2015. The examples illustrate your fund’s costs in two ways:

•	Actual Fund Performance in the table below provides information about actual account values and actual expenses. The “Ending Value” shown is derived from the fund’s actual return, and “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”

•	Hypothetical 5% Annual Return is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case — because the return used is not the fund’s actual return — the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s cost by comparing this hypothetical example with the hypothetical examples that appear in shareholders reports of other funds. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

Please note that the expenses shown in the table are only meant to highlight and help you compare your ongoing costs of investing in the funds and do not reflect any fees and charges deducted under your insurance contract. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated and will be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2015.

Disclosure of Fund Expenses

For the Period July 1, 2015 to December 31, 2015

Expense Table

	Beginning Value July 1, 2015	Ending Value December 31, 2015	Annualized Expense Ratio	Expenses Paid During Period *
Money Market Fund
Actual	$1,000.00	$1,000.06	0.27%	$1.36
Hypothetical	$1,000.00	$1,023.83	0.27%	$1.38
Limited Maturity Bond Fund
Actual	$1,000.00	$999.14	0.73%	$3.67
Hypothetical	$1,000.00	$1,021.49	0.73%	$3.72

Important Information about Fund Expenses

Hypothetical Examples of a $1,000 Investment (Unaudited)

	Beginning Value July 1, 2015	Ending Value December 31, 2015	Annualized Expense Ratio	Expenses Paid During Period *
Quality Bond Fund
Actual	$1,000.00	$999.99	0.68%	$3.44
Hypothetical	$1,000.00	$1,021.73	0.68%	$3.48
High Yield Bond Fund
Actual	$1,000.00	$932.33	0.87%	$4.26
Hypothetical	$1,000.00	$1,020.75	0.87%	$4.46
Flexibly Managed Fund
Actual	$1,000.00	$1,014.96	0.92%	$4.66
Hypothetical	$1,000.00	$1,020.53	0.92%	$4.68
Balanced Fund
Actual	$1,000.00	$999.99	0.22%	$1.09
Hypothetical	$1,000.00	$1,024.11	0.22%	$1.10
Large Growth Stock Fund
Actual	$1,000.00	$1,033.33	0.98%	$5.01
Hypothetical	$1,000.00	$1,020.22	0.98%	$4.99
Large Cap Growth Fund
Actual	$1,000.00	$987.93	0.89%	$4.46
Hypothetical	$1,000.00	$1,020.67	0.89%	$4.54
Large Core Growth Fund
Actual	$1,000.00	$996.34	0.87%	$4.38
Hypothetical	$1,000.00	$1,020.77	0.87%	$4.44
Large Cap Value Fund
Actual	$1,000.00	$951.59	0.92%	$4.53
Hypothetical	$1,000.00	$1,020.51	0.92%	$4.70
Large Core Value Fund
Actual	$1,000.00	$985.99	0.92%	$4.62
Hypothetical	$1,000.00	$1,020.50	0.92%	$4.71
Index 500 Fund
Actual	$1,000.00	$999.39	0.38%	$1.93
Hypothetical	$1,000.00	$1,023.26	0.38%	$1.95
Mid Cap Growth Fund
Actual	$1,000.00	$910.39	1.03%	$4.94
Hypothetical	$1,000.00	$1,019.97	1.03%	$5.24
Mid Cap Value Fund
Actual	$1,000.00	$892.98	0.81%	$3.87
Hypothetical	$1,000.00	$1,021.07	0.81%	$4.14
Mid Core Value Fund
Actual	$1,000.00	$978.28	1.08%	$5.39
Hypothetical	$1,000.00	$1,019.70	1.08%	$5.51
SMID Cap Growth Fund
Actual	$1,000.00	$898.43	1.07%	$5.10
Hypothetical	$1,000.00	$1,019.77	1.07%	$5.44

Important Information about Fund Expenses

Hypothetical Examples of a $1,000 Investment (Unaudited)

	Beginning Value July 1, 2015	Ending Value December 31, 2015	Annualized Expense Ratio	Expenses Paid During Period *
SMID Cap Value Fund
Actual	$1,000.00	$925.38	1.23%	$5.98
Hypothetical	$1,000.00	$1,018.92	1.23%	$6.29
Small Cap Growth Fund
Actual	$1,000.00	$928.86	1.04%	$5.03
Hypothetical	$1,000.00	$1,019.93	1.04%	$5.28
Small Cap Value Fund
Actual	$1,000.00	$923.34	0.99%	$4.79
Hypothetical	$1,000.00	$1,020.17	0.99%	$5.04
Small Cap Index Fund
Actual	$1,000.00	$910.04	0.69%	$3.31
Hypothetical	$1,000.00	$1,021.70	0.69%	$3.51
Developed International Index Fund
Actual	$1,000.00	$930.50	0.84%	$4.10
Hypothetical	$1,000.00	$1,020.91	0.84%	$4.30
International Equity Fund
Actual	$1,000.00	$1,007.90	1.15%	$5.82
Hypothetical	$1,000.00	$1,019.34	1.15%	$5.87
Emerging Markets Equity Fund
Actual	$1,000.00	$854.11	1.69%	$7.91
Hypothetical	$1,000.00	$1,016.57	1.69%	$8.64
Real Estate Securities Fund
Actual	$1,000.00	$1,106.89	0.97%	$5.16
Hypothetical	$1,000.00	$1,020.25	0.97%	$4.96
Aggressive Allocation Fund
Actual	$1,000.00	$960.00	0.34%	$1.69
Hypothetical	$1,000.00	$1,023.46	0.34%	$1.75
Moderately Aggressive Allocation Fund
Actual	$1,000.00	$966.43	0.32%	$1.59
Hypothetical	$1,000.00	$1,023.57	0.32%	$1.64
Moderate Allocation Fund
Actual	$1,000.00	$976.87	0.32%	$1.58
Hypothetical	$1,000.00	$1,023.59	0.32%	$1.62
Moderately Conservative Allocation Fund
Actual	$1,000.00	$984.08	0.33%	$1.65
Hypothetical	$1,000.00	$1,023.53	0.33%	$1.68
Conservative Allocation Fund
Actual	$1,000.00	$990.66	0.34%	$1.72
Hypothetical	$1,000.00	$1,023.46	0.34%	$1.75

*	Expenses are equal to the fund’s annualized expense ratio multiplied by the average value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2015

Money Market Fund

	Par (000)	Value†
COMMERCIAL PAPER — 37.9%
Aerospace & Defense — 0.9%
Rockwell Collins, Inc. 0.550%, 01/05/16	$670	$669,959
United Technologies Corp. 0.700%, 01/08/16	540	539,927

		1,209,886

Beverages — 8.6%
Anheuser-Busch InBev N.V.
0.501%, 03/29/16	2,000	1,997,556
0.451%, 04/11/16	1,000	998,738
Brown-Forman Corp.
0.500%, 01/07/16	3,500	3,499,708
0.630%, 02/01/16	1,000	999,457
0.500%, 02/03/16	1,000	999,542
Coca-Cola Co. 0.562%, 04/19/16	3,000	2,994,913

		11,489,914

Diversified Financial Services — 2.2%
AXA Financial
0.345%, 01/11/16	2,000	1,999,808
0.380%, 02/01/16	1,000	999,673

		2,999,481

Electric — 7.0%
Electriicite de France 0.400%, 01/08/16	1,100	1,099,915
GDF Suez S.A.
0.290%, 01/06/16	2,000	1,999,919
0.283%, 01/07/16	1,000	999,874
Oglethorpe Power Corp.
0.257%, 01/05/16	3,500	3,499,900
0.480%, 02/01/16	1,212	1,211,499
The Southern Co. 0.550%, 01/04/16	595	594,973

		9,406,080

Food — 0.5%
Campbell Soup Co.
0.450%, 01/13/16	400	399,940
0.500%, 01/21/16	270	269,925

		669,865

Gas — 9.1%
Air Liquide USA LLC
0.270%, 01/29/16	1,000	999,790
0.450%, 02/05/16	3,000	2,998,688
Northern Illinoise Gas Co. 0.400%, 01/11/16	3,000	2,999,667
Sempra Energy Global Enterprises 0.800%, 01/05/16	650	649,942
WGL Holdings, Inc.
0.400%, 01/07/16	550	549,963
0.550%, 01/12/16	900	899,849
0.500%, 01/14/16	1,000	999,819
0.500%, 01/19/16	1,000	999,750
0.651%, 02/01/16	1,000	999,440

		12,096,908

	Par (000)	Value†

Healthcare Services — 7.9%
Catholic Health Initiatives
0.450%, 01/05/16	$500	$499,975
0.481%, 01/20/16	2,000	1,999,493
0.481%, 02/11/16	2,000	1,998,907
United Healthcare Corp. 0.507%, 01/04/16	6,100	6,099,742

		10,598,117

Insurance — 1.4%
MetLife Short Term Funding LLC 0.269%, 01/20/16	1,900	1,899,730

Media — 0.3%
Comcast Corp. 0.600%, 01/05/16	375	374,975

TOTAL COMMERCIAL PAPER (Cost $50,744,956)		50,744,956

CORPORATE BONDS — 3.2%
Banks — 1.5%
National Australia Bank Ltd. 0.900%, 01/20/16	2,000	2,000,477

Diversified Financial Services — 0.7%
General Electric Capital Corp. 5.000%, 01/08/16	1,000	1,000,861

Insurance — 1.0%
New York Life Global Funding 0.800%, 02/12/16 144A @	1,270	1,270,586

TOTAL CORPORATE BONDS (Cost $4,271,924)		4,271,924

U.S. TREASURY OBLIGATIONS — 45.9%
U.S. Treasury Note
0.305%, 01/31/16•	12,000	12,000,021
0.375%, 03/15/16	5,000	5,001,084
0.329%, 04/30/16•	8,000	8,000,807
0.250%, 05/15/16	4,000	3,999,655
0.375%, 05/31/16	1,000	1,000,153
1.750%, 05/31/16	1,000	1,005,723
3.250%, 06/30/16	1,000	1,013,213
0.330%, 07/31/16•	12,500	12,501,666
0.625%, 08/15/16	1,500	1,500,668
1.000%, 08/31/16	1,000	1,002,015
3.000%, 08/31/16	3,000	3,045,257
0.313%, 10/31/16•	4,000	3,999,298
4.625%, 11/15/16	3,000	3,104,381
7.500%, 11/15/16	2,000	2,119,458
0.875%, 12/31/16	1,000	1,001,228
3.250%, 12/31/16	1,000	1,024,621

TOTAL U.S. TREASURY OBLIGATIONS (Cost $61,319,248)		61,319,248

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2015

Money Market Fund

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 12.7%
BlackRock Liquidity Funds MuniFund Portfolio - Institutional Shares	1	$1
BlackRock Liquidity Funds TempFund - Institutional Shares	1	1
Federated Prime Obligations Fund - Class I	1	1
Fidelity Institutional Prime Money Market Portfolio - Class I	1	1
Fidelity Institutional Prime Money Market Portfolio - Institutional Class	16,961,864	16,961,864
Wells Fargo Advantage Heritage Money Market Fund - Institutional Class	1	1
Wells Fargo Advantage Municipal Cash Management Money Market Fund - Institutional Class	1	1

TOTAL SHORT-TERM INVESTMENTS (Cost $16,961,870)		16,961,870

TOTAL INVESTMENTS — 99.7% (Cost $133,297,998)		$133,297,998

Other Assets & Liabilities — 0.3%		347,359

TOTAL NET ASSETS — 100.0%		$133,645,357

†	See Security Valuation Note.
•	Variable Rate Security.
144A @	Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “accredited investors”. Unless otherwise indicated, the security is considered liquid.

LLC — Limited Liability Company.

Maturity Schedule (days)	Market Value	Percentage of Portfolio	Cumulative
1 to 7	$72,902,329	54.7%	54.7%
8 to 14	9,939,786	7.4%	61.3%
15 to 30	8,169,716	6.1%	68.2%
31 to 60	11,477,792	8.6%	76.8%
61 to 90	6,998,640	5.3%	82.1%
91 to 120	3,993,651	3.0%	85.1%
121 to 150	3,999,655	3.0%	88.1%
150 +	15,816,717	11.9%	100.0%

	$133,297,998	100.0%

Summary of inputs used to value the Fund’s investments as of 12/31/2015 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2015	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
U.S. TREASURY OBLIGATIONS	$61,319,248	$—	$61,319,248	$—
CORPORATE BONDS	4,271,924	—	4,271,924	—
COMMERCIAL PAPER	50,744,956	—	50,744,956	—
SHORT-TERM INVESTMENTS	16,961,870	16,961,870	—	—

TOTAL INVESTMENTS	$133,297,998	$16,961,870	$116,336,128	$—

It Is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2015

Limited Maturity Bond Fund

	Par (000)	Value†
AGENCY OBLIGATION — 0.3%
Federal National Mortgage Association — 0.3%
Federal National Mortgage Association 1.233%, 09/01/22 (Cost $472,924)	$477	$479,382

ASSET BACKED SECURITIES — 29.4%
Ally Master Owner Trust 1.540%, 09/15/19	1,000	994,019
Americredit Automobile Receivables Trust 2013-5 2.290%, 11/08/19	1,000	1,001,982
Avenue CLO VI Ltd. 2007-6A 2.465%, 07/17/19 144A @	2,500	2,421,770
Black Diamond CLO 2005-1 Delaware Corp. 2.470%, 06/20/17 144A @	2,000	1,978,218
Brentwood CLO Corp. 2006-1A 1.149%, 02/01/22 144A @	2,000	1,854,404
Chesapeake Funding LLC 1.069%, 03/07/26 144A @	1,080	1,079,767
Conseco Financial Corp. 7.650%, 04/15/19	5	5,455
Consumers Securitization Funding LLC 2014-A 1.334%, 11/01/20	1,988	1,968,923
CPS Auto Receivables Trust 2014-A 1.210%, 08/15/18 144A @	321	319,689
Cratos CLO Ltd. 2007-1A D 2.767%, 05/19/21 144A @	2,000	1,988,648
Entergy Arkansas Restoration Funding LLC 2.300%, 08/01/21	1,428	1,435,865
Equity One Mortgage Pass-Through Trust 2004-1 4.145%, 04/01/34	11	10,888
Ford Credit Auto Owner Trust 2012-C 1.270%, 12/15/17	2,000	2,002,154
Ford Credit Auto Owner Trust 2012-D 1.970%, 05/15/19	1,800	1,811,087
Gleneagles CLO Ltd. 2005-1A C 1.229%, 11/01/17 144A @	2,000	1,987,426
Golden Credit Card Trust 1.390%, 07/15/19 144A @	2,000	1,993,746
Honda Auto Receivables 2014-2 Owner Trust 2014 0.770%, 03/19/18	1,957	1,951,963
Hyundai Auto Lease Securitization Trust 2014-B 1.540%, 12/17/18 144A @	1,100	1,097,881
Jasper CLO Ltd. 2005-1A 1.229%, 08/01/17 144A @	2,375	2,360,007
Popular ABS Mortgage Pass-Through Trust 2004-4 4.628%, 09/01/34	7	7,361
Red River CLO Ltd. 1A C 1.049%, 07/27/18 144A @	2,000	1,961,210
Rockwall CDO II Ltd. 2007-1A 1.029%, 08/01/24 144A @	2,065	1,874,545

	Par (000)	Value†

Rockwall CDO Ltd. 2006-1A 0.829%, 08/01/21 144A @	$1,839	$1,823,054
SACO I, Inc. 2005-4 1.322%, 06/25/35 144A @	113	109,644
Santander Drive Auto Receivables Trust 2013-2 2013 1.950%, 03/15/19	3,000	3,005,802
SLM Private Education Loan Trust 2012-A 2012 1.731%, 08/15/25 144A @	1,892	1,896,069
SLM Student Loan Trust 2004-4 0.700%, 01/27/25	2,200	2,110,818
St James River CLO Ltd. 2.792%, 06/11/21 144A @	1,000	971,504
Stone Tower CLO VII Ltd. 2007-7A 2.612%, 08/30/21 144A @	2,000	1,955,126
Stoney Lane Funding CLO I Corp. 1.715%, 04/18/22 144A @	3,000	2,726,349
Tralee CDO Ltd. 2007-1A 1.817%, 04/16/22 144A @	2,000	1,851,882
Volvo Financial Equipment LLC Series 2013-1 1.620%, 08/17/20 144A @	1,000	1,000,065
Westchester CLO Ltd. 2007-1A B 0.769%, 08/01/22 144A @	2,500	2,330,062
World Financial Network Credit Card Master Trust 2012-B 1.760%, 05/17/21	2,032	2,033,724
World Omni Automobile Lease Securitization Trust 2014-A 0.710%, 03/15/17	1,926	1,921,778

TOTAL ASSET BACKED SECURITIES (Cost $56,273,083)		55,842,885

COLLATERALIZED MORTGAGE OBLIGATIONS — 2.2%
Banc of America Commercial Mortgage Trust 2006-1 5.421%, 09/01/45	663	662,747
SLM Student Loan Trust 2004-7 0.680%, 04/25/25	3,612	3,443,331

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $4,193,308)		4,106,078

COMMERCIAL MORTGAGE BACKED SECURITIES — 18.0%
BAMLL Commercial Mortgage Securities Trust 2013-DSNY 1.831%, 09/15/26 144A @	1,000	995,714
Boca Hotel Portfolio Trust 2013-BOCA 2.081%, 08/15/26 144A @	1,000	999,874
CFCRE 2015-RUM B Mortgage Trust 2.481%, 07/15/30	2,000	1,972,314
Fannie Mae - Aces Series 2014-M2 Class ASV1 1.916%, 06/01/21	6,266	6,320,407
FREMF 2012-K705 Mortgage Trust 2012 4.161%, 09/01/44 144A @	1,000	1,025,613

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2015

Limited Maturity Bond Fund

	Par (000)	Value†
COMMERCIAL MORTGAGE BACKED SECURITIES — (continued)
FREMF Mortgage Trust Series 2010-K6 Class B 5.358%, 12/01/46 144A @,•	$3,000	$3,235,424
FREMF Mortgage Trust Series 2012-K708 Class C 3.754%, 02/01/45 144A @,•	2,000	2,021,101
FREMF Mortgage Trust Series 2012-K710 Class C 3.819%, 06/01/47 144A @,•	2,110	2,109,886
FREMF Mortgage Trust Series 2013-KF02 Class C 4.221%, 12/25/45 144A @	534	544,137
FREMF Mortgage Trust, Series 2013-K713 Class C 3.165%, 04/01/46 144A @,•	2,400	2,310,639
Government National Mortgage Association 2011 3.200%, 11/01/44	4,049	4,108,337
GSCCRE Commercial Mortgage Trust 2015-HULA 2015 2.631%, 08/15/32 144A @	2,000	1,998,906
Hilton USA Trust 2014-ORL B 1.531%, 07/15/29 144A @	2,500	2,465,631
JP Morgan Chase Commercial Mortgage Securities Trust 2014-FBLU Class A 1.281%, 12/15/28 144A @	1,000	999,957
Morgan Stanley Capital I Trust 2006-IQ12 5.332%, 12/01/43	2,953	3,004,901

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $34,596,347)		34,112,841

CORPORATE BONDS — 35.7%
Aerospace & Defense — 0.5%
BAE Systems PLC 3.500%, 10/11/16 144A @	1,000	1,014,429

Airlines — 3.8%
American Airlines 2013-2 Class C Pass-Through Trust 6.000%, 01/15/17 144A @	1,974	2,013,046
Continental Airlines 2009-1 Pass Through Trust 9.000%, 01/08/18	888	915,655
Delta Air Lines 2010-1 Class A Pass Through Trust 6.200%, 01/02/20	1,433	1,534,944
Northwest Airlines 2007-1 Class B Pass-Through Trust 8.028%, 05/01/19	2,068	2,167,022
UAL 2009-2A Pass-Through Trust 9.750%, 07/15/18	592	624,090

		7,254,757

Banks — 4.6%
Bank of America Corp. 3.750%, 07/12/16	1,000	1,012,539

	Par (000)	Value†

Banks — (continued)
JPMorgan Chase & Co.
0.882%, 02/15/17	$1,385	$1,384,094
2.000%, 08/15/17	2,000	2,006,780
State Street Corp. 4.956%, 03/15/18	3,000	3,147,609
Wells Fargo Bank NA 6.000%, 11/15/17	1,000	1,078,526

		8,629,548

Beverages — 1.0%
Constellation Brands, Inc. 7.250%, 05/15/17	1,750	1,863,750

Diversified Financial Services — 6.1%
AerCap Aviation Solutions BV 6.375%, 05/30/17	1,000	1,037,500
Air Lease Corp. 2.625%, 09/04/18	2,000	1,976,922
Ally Financial, Inc.
3.600%, 05/21/18	1,000	1,000,000
3.250%, 11/05/18	1,000	981,250
Ford Motor Credit Co. LLC 1.724%, 12/06/17	2,000	1,969,194
Icahn Enterprises LP 3.500%, 03/15/17	1,000	1,005,000
International Lease Finance Corp. 6.750%, 09/01/16 144A @	1,463	1,503,232
Vesey Street Investment Trust, STEP 4.404%, 09/01/16	2,000	2,039,016

		11,512,114

Electric — 3.2%
Entergy Gulf States, Inc. 6.180%, 03/01/35	2,000	1,999,506
Israel Electric Corp. Ltd. 6.700%, 02/10/17 144A @	1,000	1,043,800
Public Service Co. of Colorado 5.125%, 06/01/19	1,500	1,647,036
San Diego Gas & Electric Co. 1.914%, 02/01/22	1,490	1,464,231

		6,154,573

Electronics — 0.5%
Thermo Fisher Scientific, Inc. 1.300%, 02/01/17	1,000	996,464

Environmental Control — 0.5%
Waste Management, Inc. 2.600%, 09/01/16	1,000	1,006,919

Food — 0.6%
Tyson Foods, Inc. 6.600%, 04/01/16	645	653,534
WM Wrigley Jr. Co. 1.400%, 10/21/16 144A @	500	499,486

		1,153,020

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2015

Limited Maturity Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Gas — 0.5%
Sabine Pass LNG LP 7.500%, 11/30/16	$1,000	$995,000

Healthcare Services — 0.6%
Fresenius Medical Care US Finance, Inc. 6.875%, 07/15/17	1,000	1,067,500

Insurance — 0.7%
MassMutual Global Funding II 2.350%, 04/09/19 144A @	1,356	1,362,887

Machinery — Diversified — 1.2%
Stanley Black & Decker, Inc. 2.451%, 11/17/18	1,000	1,003,902
Xylem, Inc. 3.550%, 09/20/16	1,165	1,180,899

		2,184,801

Media — 0.5%
Thomson Reuters Corp. 1.300%, 02/23/17	1,000	995,217

Oil & Gas — 0.5%
Statoil ASA 3.125%, 08/17/17	1,000	1,025,700

Oil & Gas Services — 1.6%
Cameron International Corp. 1.150%, 12/15/16	1,000	990,052
Schlumberger Holdings Corp. 2.350%, 12/21/18 144A @	2,000	1,987,018

		2,977,070

Pharmaceuticals — 1.2%
Mylan, Inc. 1.800%, 06/24/16	1,260	1,259,190
Perrigo Co., PLC 1.300%, 11/08/16 144A @	1,000	992,928

		2,252,118

Pipelines — 1.7%
Kinder Morgan Energy Partners LP 3.500%, 03/01/16	1,000	1,003,215
Spectra Energy Partners LP 2.950%, 06/15/16	1,000	1,003,616
Williams Partners LP/ACMP Finance Corp. 4.875%, 05/15/23	1,500	1,215,997

		3,222,828

Retail — 0.8%
Yum! Brands, Inc. 6.250%, 04/15/16	1,500	1,518,774

Semiconductors — 1.1%
NXP BV/NXP Funding LLC 3.750%, 06/01/18 144A @	1,000	1,005,000
Samsung Electronics America, Inc. 1.750%, 04/10/17 144A @	1,000	997,731

		2,002,731

	Par (000)	Value†

Telecommunications — 2.7%
America Movil S.A.B. de C.V. 2.375%, 09/08/16	$1,000	$1,003,667
British Telecommunications PLC 1.625%, 06/28/16	1,000	1,001,246
Deutsche Telekom International Finance B.V. 3.125%, 04/11/16 144A @	1,500	1,508,381
Verizon Communications, Inc.
2.500%, 09/15/16	680	685,306
1.350%, 06/09/17	1,000	997,113

		5,195,713

Trucking and Leasing — 1.8%
Aviation Capital Group Corp. 2.875%, 09/17/18 144A @	1,500	1,491,393
GATX Corp. 1.250%, 03/04/17	1,000	989,982
TTX Co. 5.400%, 02/15/16 144A @	1,000	1,003,452

		3,484,827

TOTAL CORPORATE BONDS (Cost $68,491,170)		67,870,740

MUNICIPAL NOTE — 0.2%
Regional — 0.2%
La Paz County Industrial Development Authority 6.250%, 12/01/19 (Cost $390,119)	375	412,301

RESIDENTIAL MORTGAGE BACKED SECURITIES — 3.9%
Collateralized Mortgage Obligations — 3.8%
Fannie Mae REMICS 0.622%, 10/25/37	7,251	7,212,799

Fannie Mae Pool — 0.1%
4.000%, 06/01/20	138	144,130

TOTAL RESIDENTIAL MORTGAGE BACKED SECURITIES (Cost $7,331,932)		7,356,929

U.S. TREASURY OBLIGATIONS — 8.4%
U.S. Treasury Bond 0.750%, 12/31/17	6,500	6,456,073
U.S. Treasury Note
2.000%, 04/30/16	1,600	1,608,000
0.500%, 01/31/17	3,000	2,988,984
0.875%, 02/28/17	2,000	2,000,782
0.875%, 05/15/17	2,950	2,948,156

TOTAL U.S. TREASURY OBLIGATIONS (Cost $16,052,726)		16,001,995

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2015

Limited Maturity Bond Fund

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 0.3%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares	553,430	$553,430
BlackRock Liquidity Funds TempFund - Institutional Shares	218	218
Federated Prime Obligations Fund - Class I	407	407
Fidelity Institutional Prime Money Market Portfolio - Class I	198	198
Fidelity Institutional Prime Money Market Portfolio - Institutional Class	1,020	1,020
Wells Fargo Advantage Government Money Market Fund - Institutional Class	77	77
Wells Fargo Advantage Heritage Money Market Fund - Institutional Class	5	5
Wells Fargo Advantage Municipal Cash Management Money Market Fund - Institutional Class	1	1

TOTAL SHORT-TERM INVESTMENTS (Cost $555,356)		555,356

TOTAL INVESTMENTS — 98.4% (Cost $188,356,965)		$186,738,507

Other Assets & Liabilities — 1.6%		3,107,864

TOTAL NET ASSETS — 100.0%		$189,846,371

†	See Security Valuation Note.
144A @	Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “accredited investors”. Unless otherwise indicated, the security is considered liquid.
•	Variable Rate Security.

CLO — Collateralized Loan Obligation

LLC — Limited Liability Company.

LP — Limited Partnership.

PLC — Public Limited Company.

REMICS — Real Estate Mortgage Investment Conduits.

STEP — Step Coupon Bond.

Country Weightings as of 12/31/2015††
United States	78%
Cayman Islands	15
Netherlands	2
Canada	1
Israel	1
Norway	1
United Kingdom	1
Other	1

Total	100%

††% of total investments as of December 31, 2015

Summary of inputs used to value the Fund’s investments as of 12/31/2015 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2015	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
U.S. TREASURY OBLIGATIONS	$16,001,995	$—	$16,001,995	$—
AGENCY OBLIGATION	479,382	—	479,382	—
ASSET BACKED SECURITIES	55,842,885	—	55,842,885	—
COLLATERALIZED MORTGAGE OBLIGATIONS	4,106,078	—	4,106,078	—
COMMERCIAL MORTGAGE BACKED SECURITIES	34,112,841	—	34,112,841	—
CORPORATE BONDS	67,870,740	—	67,870,740	—
RESIDENTIAL MORTGAGE BACKED SECURITIES	7,356,929	—	7,356,929	—
SHORT-TERM INVESTMENTS	555,356	555,356	—	—
MUNICIPAL NOTES	412,301	—	412,301	—

TOTAL INVESTMENTS	$186,738,507	$555,356	$186,183,151	$—

It Is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2015

Quality Bond Fund

	Par (000)	Value†
AGENCY OBLIGATIONS — 0.5%
Federal National Mortgage Association — 0.1%
1.233%, 09/25/22	$623	$626,192

Government National Mortgage Association — 0.4%
4.304%, 10/16/45•	2,000	2,150,868

TOTAL AGENCY OBLIGATIONS (Cost $2,731,940)		2,777,060

ASSET BACKED SECURITIES — 16.9%
Avenue CLO VI Ltd. 2007-6A 2.465%, 07/17/19 144A @,•	2,500	2,421,770
Babson CLO, Inc. 2007-I 1.565%, 01/18/21 144A @,•	2,500	2,396,235
Black Diamond CLO 2005-1 Delaware Corp. 2.470%, 06/20/17 144A @,•	3,000	2,967,327
Brentwood CLO Corp. 2006-1A 1.149%, 02/01/22 144A @,•	4,000	3,708,808
Chrysler Capital Auto Receivables Trust 2014-B 2.700%, 05/15/20 144A @	3,000	2,974,310
College Loan Corp. Trust I 2006-1 1.070%, 04/25/46 144A @,•	5,000	4,583,369
Conseco Financial Corp. 1996-10 7.240%, 11/15/28•	419	260,411
Cratos CLO Ltd. 2007-1A D 2.767%, 05/19/21 144A @,•	3,000	2,982,972
Emerson Place CLO Ltd. 2006-1A C 1.091%, 01/15/19 144A @,•	3,200	3,002,842
Ford Credit Auto Owner Trust 2012-D 1.010%, 05/15/18	2,385	2,378,419
Galaxy XI CLO Ltd. 2011 4.020%, 08/20/22 144A @,•	3,000	2,934,873
Gleneagles CLO Ltd. 2005-1A C 1.229%, 11/01/17 144A @,•	2,500	2,484,283
Goldentree Loan Opportunities VII CLO Ltd. 2013-7A 1.470%, 04/25/25 144A @,•	2,000	1,958,362
Jasper CLO Ltd. 2005-1A 1.229%, 08/01/17 144A @,•	4,375	4,347,381
Keycorp Student Loan Trust 2006-A 0.913%, 09/27/35•	4,994	4,818,978
Morgan Stanley Capital I Trust 2005-IQ10 6.146%, 09/15/42•	631	633,194
Red River CLO Ltd. 1A C 1.049%, 07/27/18 144A @,•	3,500	3,432,117
Rockwall CDO II Ltd. 2007-1A
0.579%, 08/01/24 144A @,•	6,319	6,162,905
1.029%, 08/01/24 144A @,•	4,000	3,631,080
Rockwall CDO Ltd. 2006-1A 0.829%, 08/01/21 144A @,•	2,758	2,734,582
SACO I, Inc. 2005-4 1.322%, 06/25/35 144A @,•	338	328,931
SLC Student Loan Trust 2005-1 0.562%, 02/15/45•	6,369	5,446,598
SLM Student Loan Trust 2004-4 0.700%, 01/27/25•	5,800	5,564,884

	Par (000)	Value†

SLM Student Loan Trust 2005-10 0.590%, 10/26/26•	$5,000	$4,659,001
SLM Student Loan Trust 2012-6 1.422%, 04/27/43•	7,205	6,391,048
Stone Tower CLO VII Ltd. 2007-7A 2.612%, 08/30/21 144A @,•	3,000	2,932,689
Westchester CLO Ltd. 2007-1A B 0.769%, 08/01/22 144A @,•	4,500	4,194,112

TOTAL ASSET BACKED SECURITIES (Cost $92,237,714)		90,331,481

COMMERCIAL MORTGAGE BACKED SECURITIES — 23.2%
Boca Hotel Portfolio Trust 2013-BOCA
1.575%, 08/15/26 144A @,•	305	304,195
2.175%, 08/15/26 144A @,•	1,000	999,874
CFCRE 2015-RUM B Mortgage Trust 2.481%, 07/15/30 144A @,•	3,000	2,958,471
CFCRE Commercial Mortgage Trust 2011-C1 4.961%, 04/15/44 144A @,•	1,000	1,093,061
Citigroup Deutsche Bank Commercial Mortgage Trust 2007-CD4 5.322%, 12/11/49	1,339	1,361,907
FREMF Mortgage Trust Series 2010-K6 Class B 5.358%, 12/25/46 144A @,•	7,795	8,406,711
FREMF Mortgage Trust Series 2012-K18 Class B 4.255%, 01/25/45 144A @,•	6,000	6,171,058
FREMF Mortgage Trust Series 2012-K19 Class C 4.036%, 05/25/45 144A @,•	4,500	4,406,427
FREMF Mortgage Trust Series 2012-K20 Class C 3.869%, 05/25/45 144A @,•	6,000	5,856,857
FREMF Mortgage Trust Series 2012-K21 Class C 3.938%, 07/25/45 144A @,•	4,720	4,713,031
FREMF Mortgage Trust Series 2012-K22 Class B 3.687%, 08/25/45 144A @,•	9,145	9,068,496
FREMF Mortgage Trust Series 2012-K23 Class C 3.656%, 10/25/45 144A @,•	5,000	4,861,960
FREMF Mortgage Trust Series 2012-K707 Class B 3.883%, 01/25/47 144A @,•	8,272	8,432,595
FREMF Mortgage Trust Series 2012-K710 Class C 3.819%, 06/25/47 144A @,•	5,175	5,174,721
FREMF Mortgage Trust Series 2012-K711 Class B 3.562%, 08/25/45 144A @,•	6,000	6,068,854
FREMF Mortgage Trust Series 2013-K27 Class C 3.496%, 01/25/46 144A @,•	5,000	4,652,461

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2015

Quality Bond Fund

	Par (000)	Value†
COMMERCIAL MORTGAGE BACKED SECURITIES — (continued)
FREMF Mortgage Trust Series 2013-K28 Class C 3.495%, 06/25/46 144A @,•	$4,751	$4,425,100
FREMF Mortgage Trust Series 2013-KF02 Class C 4.421%, 12/25/45 144A @,•	534	544,137
FREMF Mortgage Trust Series 2014-K37 Class B 4.558%, 01/25/47 144A @,•	5,825	6,021,959
FREMF Mortgage Trust Series 2014-K40 Class B 4.072%, 11/25/47 144A @,•	4,500	4,459,920
FREMF Mortgage Trust Series 2014-K41 Class B 3.831%, 11/25/47 144A @,•	5,000	4,527,581
FREMF Mortgage Trust Series 2014-K503 Class B 3.009%, 10/25/47 144A @,•	5,000	4,958,778
FREMF Mortgage Trust Series 2015-K43 Class B 3.735%, 02/25/48 144A @,•	5,000	4,572,125
FREMF Mortgage Trust Series 2015-K44 Class B 3.685%, 01/25/48 144A @,•	5,000	4,452,109
FREMF Mortgage Trust Series 2015-K45 Class B 3.591%, 04/25/48 144A @,•	5,000	4,452,396
FREMF Mortgage Trust Series 2015-K718 Class B 3.548%, 02/25/22 144A @,•	4,500	4,248,593
Hilton USA Trust 2013-HLT 4.407%, 11/05/30 144A @	1,000	1,000,740
Hilton USA Trust 2014-ORL B 1.531%, 07/15/29 144A @,•	1,500	1,479,379
JP Morgan Chase Commercial Mortgage Securities Trust 2007-LDP10 5.420%, 01/15/49	1,358	1,386,172
JP Morgan Chase Commercial Mortgage Securities Trust 2014-FBLU Class B 1.831%, 12/15/28 144A @,•	1,900	1,899,831
JP Morgan Chase Commercial Mortgage Securities Trust 2014-FBLU Class A 1.281%, 12/15/28 144A @,•	1,000	999,957

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $127,601,226)		123,959,456

CORPORATE BONDS — 32.2%
Aerospace & Defense — 1.1%
Lockheed Martin Corp. 3.100%, 01/15/23	3,000	2,998,017
The Boeing Co. 6.625%, 02/15/38	2,140	2,843,165

		5,841,182

	Par (000)	Value†

Airlines — 3.1%
American Airlines 2015-2 Class B Pass Through Trust 4.400%, 09/22/23	$3,000	$2,970,000
Delta Air Lines 2007-1 Class A Pass Through Trust 6.821%, 08/10/22	2,324	2,677,524
Delta Air Lines 2015-1 Class B Pass Through Trust 4.250%, 07/30/23	2,000	2,015,000
UAL 2009-1 Pass Through Trust 10.400%, 11/01/16	2,628	2,786,514
US Airways 2012-1 Class A Pass Through Trust 5.900%, 10/01/24	2,491	2,753,064
US Airways 2012-2 Class B Pass Through Trust 6.750%, 06/03/21	3,054	3,207,011

		16,409,113

Banks — 3.0%
Bank of America Corp. 5.650%, 05/01/18	1,000	1,075,308
JPMorgan Chase & Co. 3.875%, 09/10/24	3,600	3,581,079
Morgan Stanley 5.950%, 12/28/17	2,050	2,204,420
State Street Corp. 4.956%, 03/15/18	5,000	5,246,015
Wells Fargo & Co. 3.000%, 02/19/25	4,000	3,890,636

		15,997,458

Biotechnology — 1.0%
Amgen, Inc. 2.700%, 05/01/22	3,000	2,911,197
Biogen Idec, Inc. 6.875%, 03/01/18	1,000	1,095,419
Genentech, Inc. 5.250%, 07/15/35	1,000	1,163,463

		5,170,079

Commercial Services — 0.5%
Drawbridge Special Opportunities Fund LP 5.000%, 08/01/21 144A @	2,000	1,940,000
ERAC USA Finance LLC 2.350%, 10/15/19 144A @	1,000	985,721

		2,925,721

Diversified Financial Services — 2.5%
Air Lease Corp. 3.750%, 02/01/22	2,000	1,964,446
American Express Co. 6.150%, 08/28/17	2,000	2,141,240
Ford Motor Credit Co. LLC 1.332%, 03/12/19 •	3,000	2,936,760

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2015

Quality Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Diversified Financial Services — (continued)
General Electric Capital Corp. 7.500%, 08/21/35	$2,263	$3,149,845
Visa Inc. 4.300%, 12/14/45	3,000	3,043,677

		13,235,968

Electric — 1.1%
Enel Finance International NV 6.250%, 09/15/17 144A @	1,000	1,065,538
Entergy Gulf States, Inc. 6.180%, 03/01/35	5,000	4,998,765

		6,064,303

Engineering & Construction — 0.9%
SBA Tower Trust 3.156%, 10/15/20 144A @	3,000	2,951,310
Sydney Airport Finance Co. Pty Ltd. 3.375%, 04/30/25 144A @	2,000	1,874,848

		4,826,158

Food — 0.9%
The J.M. Smucker Co. 3.500%, 10/15/21	3,890	4,002,262
WM Wrigley Jr. Co. 2.400%, 10/21/18 144A @	1,000	1,002,669

		5,004,931

Forest Products & Paper — 0.5%
Georgia-Pacific LLC 3.163%, 11/15/21 144A @	2,500	2,496,195

Gas — 0.4%
Centrica PLC 5.375%, 10/16/43 144A @	1,000	998,499
Sabine Pass LNG LP 7.500%, 11/30/16	1,380	1,373,100

		2,371,599

Healthcare Products — 1.7%
Becton Dickinson and Co. 3.300%, 03/01/23	1,103	1,089,961
Covidien International Finance SA 6.000%, 10/15/17	1,000	1,077,184
Edwards Lifesciences Corp. 2.875%, 10/15/18	1,000	1,011,602
Stryker Corp. 3.375%, 11/01/25	2,000	1,974,036
Zimmer Biomet Holdings, Inc. 4.625%, 11/30/19	1,000	1,067,786
3.550%, 04/01/25	3,000	2,915,166

		9,135,735

Insurance — 1.1%
New York Life Insurance Co. 5.875%, 05/15/33 144A @	4,925	5,760,635

	Par (000)	Value†

Investment Companies — 0.2%
Ares Capital Corp. 4.875%, 11/30/18	$1,000	$1,041,178

Machinery — Diversified — 0.6%
Roper Technologies Inc. 3.850%, 12/15/25	3,000	2,986,557

Media — 0.6%
Belo Corp. 7.750%, 06/01/27	2,000	2,110,000
Comcast Cable Holdings LLC 9.875%, 06/15/22	1,000	1,326,124

		3,436,124

Mining — 0.4%
Barrick Gold Corp. 5.250%, 04/01/42	2,000	1,347,000
Goldcorp, Inc. 3.625%, 06/09/21	1,000	939,034

		2,286,034

Oil & Gas — 1.9%
Anadarko Petroleum Corp. 0.000%, 10/10/36 ¤	7,500	2,700,000
BG Energy Capital PLC 4.000%, 10/15/21 144A @	1,000	1,037,807
BP Capital Markets PLC 2.500%, 11/06/22	2,500	2,376,597
Cnooc Finance 2015 Australia Pty Ltd. 2.625%, 05/05/20	3,000	2,932,665
Southwestern Energy Co. 4.950%, 01/23/25	2,000	1,260,000

		10,307,069

Oil & Gas Services — 0.5%
Halliburton Co. 3.375%, 11/15/22	3,000	2,952,402

Pharmaceuticals — 3.8%
GlaxoSmithKline Capital, Inc. 5.375%, 04/15/34	1,000	1,130,496
Johnson & Johnson 4.375%, 12/05/33	4,000	4,411,924
Mead Johnson Nutrition Co.
4.125%, 11/15/25	2,000	2,015,038
4.600%, 06/01/44	2,000	1,851,366
Mylan NV 3.000%, 12/15/18 144A @	2,000	1,995,586
Perrigo Co. PLC 4.000%, 11/15/23	1,000	974,892
Wyeth LLC 5.950%, 04/01/37	4,000	4,756,128
Zoetis Inc. 4.500%, 11/13/25	3,000	3,040,359

		20,175,789

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2015

Quality Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Pipelines — 1.3%
Enterprise Products Operating LLC 3.350%, 03/15/23	$4,000	$3,617,036
Regency Energy Partners LP/Regency Energy Finance Corp. 5.875%, 03/01/22	2,000	1,885,122
Williams Partners LP/ACMP Finance Corp. 4.875%, 05/15/23	1,500	1,215,997

		6,718,155

Real Estate Investment Trusts — 0.5%
American Tower Corp. 4.700%, 03/15/22	2,500	2,627,565

Retail — 1.4%
McDonald’s Corp. 5.700%, 02/01/39	2,110	2,294,642
Walgreens Boots Alliance, Inc. 4.800%, 11/18/44	3,000	2,713,755
Yum! Brands Inc. 5.350%, 11/01/43	3,000	2,289,765

		7,298,162

Telecommunications — 0.7%
Crown Castle Towers LLC 3.663%, 05/15/25 144A @	4,000	3,881,852

Transportation — 1.8%
BNSF Railway Co. 2015-1 Pass Through Trust 3.442%, 06/16/28 144A @	5,397	5,214,757
Canadian National Railway Co. 6.250%, 08/01/34	2,500	3,145,962
Federal Express Corp 1999 Pass Through Trust 7.650%, 01/15/22	1,091	1,275,893

		9,636,612

Trucking and Leasing — 0.7%
Aviation Capital Group Corp. 2.875%, 09/17/18 144A @	2,500	2,485,655
TTX Co. 5.400%, 02/15/16 144A @	1,000	1,003,452

		3,489,107

TOTAL CORPORATE BONDS (Cost $175,845,531)		172,075,683

MUNICIPAL BONDS — 0.9%
City of Industry CA 5.125%, 01/01/51	3,000	3,036,540
Puerto Rico Sales Tax Financing Corp. 6.050%, 08/01/36	3,325	1,837,063

Total MUNICIPAL BONDS (Cost $5,622,682)		4,873,603

	Par (000)	Value†
RESIDENTIAL MORTGAGE BACKED SECURITIES — 11.3%
Fannie Mae Pool — 10.6%
4.000%, 08/01/41	$6,823	$7,241,905
2.500%, 01/01/43	3,158	3,051,464
2.500%, 02/01/43	9,186	8,876,444
3.000%, 03/01/43	8,987	9,006,444
2.500%, 05/01/43	11,696	11,302,822
3.500%, 09/01/43	1,816	1,876,329
3.000%, 01/01/45	15,000	15,000,137

		56,355,545

Freddie Mac Gold Pool — 0.6%
3.500%, 01/01/41	2,415	2,491,414
3.500%, 02/01/41	745	768,595

		3,260,009

Ginnie Mae Pool — 0.1%
6.000%, 10/15/38	407	460,414
6.000%, 10/15/38	241	273,092

		733,506

TOTAL RESIDENTIAL MORTGAGE BACKED SECURITIES (Cost $59,633,766)		60,349,060

U.S. TREASURY OBLIGATIONS — 15.3%
U.S. Treasury Bond
0.750%, 12/31/17	4,500	4,469,589
1.375%, 01/31/20	5,000	4,947,850
2.125%, 01/31/21	2,600	2,638,392
2.250%, 11/15/24	3,000	2,998,476
4.375%, 02/15/38	12,000	15,143,436
3.125%, 02/15/43	4,000	4,099,688
3.625%, 08/15/43	4,200	4,730,086
3.750%, 11/15/43	3,500	4,031,290
2.875%, 08/15/45	4,900	4,758,934
U.S. Treasury Note
0.625%, 08/31/17[1]	4,000	3,974,376
1.750%, 05/15/23	6,250	6,089,112
United States Treasury Inflation Indexed Bonds
0.125%, 04/15/20	5,078	5,013,369
0.250%, 01/15/25	15,062	14,376,797
0.375%, 07/15/25	3,009	2,913,041
0.750%, 02/15/42	2,105	1,849,382

TOTAL U.S. TREASURY OBLIGATIONS (Cost $82,335,613)		82,033,818

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 0.4%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares	1,968,532	1,968,532
BlackRock Liquidity Funds TempFund - Institutional Shares	447	447
Federated Prime Obligations Fund - Class I	313	313
Fidelity Institutional Prime Money Market Portfolio - Class I	272	272

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2015

Quality Bond Fund

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — (continued)
Fidelity Institutional Prime Money Market Portfolio - Institutional Class	715	$715
Wells Fargo Advantage Government Money Market Fund - Institutional Class	52	52
Wells Fargo Advantage Heritage Money Market Fund - Institutional Class	1	1
Wells Fargo Advantage Municipal Cash Management Money Market Fund - Institutional Class	1	1

TOTAL SHORT-TERM INVESTMENTS (Cost $1,970,333)		1,970,333

TOTAL INVESTMENTS — 100.7% (Cost $547,978,805)		$538,370,494

Other Assets & Liabilities — (0.7)%		(3,695,373)

TOTAL NET ASSETS — 100.0%		$534,675,121

†	See Security Valuation Note.
144A @	Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “accredited investors”. Unless otherwise indicated, the security is considered liquid.
•	Variable Rate Security.
¤	Zero Coupon Bond. The interest rate disclosed represents the effective yield from the date of acquisition to maturity.
[1]	All or portion of securities segregated as collateral for futures contracts.

CLO — Collateralized Loan Obligation

LLC — Limited Liability Company.

LP — Limited Partnership.

PLC — Public Limited Company.

Country Weightings as of 12/31/2015††
United States	87%
Cayman Islands	10
Australia	1
Canada	1
United Kingdom	1

Total	100%

††% of total investments as of December 31, 2015

Summary of inputs used to value the Fund’s investments as of 12/31/2015 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2015	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
U.S. TREASURY OBLIGATIONS	$82,033,818	$—	$82,033,818	$—
AGENCY OBLIGATIONS	2,777,060	—	2,777,060	—
ASSET BACKED SECURITIES	90,331,481	—	90,331,481	—
COMMERCIAL MORTGAGE BACKED SECURITIES	123,959,456	—	123,959,456	—
CORPORATE BONDS	172,075,683	—	172,075,683	—
RESIDENTIAL MORTGAGE BACKED SECURITIES	60,349,060	—	60,349,060	—
MUNICIPAL BONDS	4,873,603	—	4,873,603	—
SHORT-TERM INVESTMENTS	1,970,333	1,970,333	—	—

TOTAL INVESTMENTS	$538,370,494	$1,970,333	$536,400,161	$—

It Is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2015

High Yield Bond Fund

	Par (000)	Value†
ASSET BACKED SECURITIES — 0.2%
Continental Airlines 2012-3 Class C Pass Thru Certificates 6.125%, 04/29/18 (Cost $325,000)	$325	$331,500

	Number of Shares	Value†
COMMON STOCKS — 0.5%
Diversified Financial Services — 0.0%
Sentry Holdings A Shares*~	275	264

Entertainment — 0.0%
New Cotai Participation Class B*144A @,^,~	1	30,920

Media — 0.1%
Altice N.V.*	1,372	19,980
Altice N.V.*	4,116	59,268
Liberty Global PLC*	2,300	93,771
Liberty Global PLC LiLAC*	115	4,945

		177,964

Oil & Gas — 0.0%
Hercules Offshore, Inc.*	10,451	22,679

Real Estate — 0.0%
The Howard Hughes Corp.*	600	67,896

Telecommunications — 0.4%
First Data Corp.*	10,500	168,210
NII Holdings, Inc.*	13,299	67,160
T-Mobile US, Inc.*	9,400	367,728

		603,098

TOTAL COMMON STOCKS (Cost $1,096,397)		902,821

PREFERRED STOCKS — 0.7%
Diversified Financial Services — 0.1%
Sentry Holdings B Pref Shrs*~	65,529	71,487

Oil & Gas — 0.1%
WPX Energy, Inc.	7,450	234,153

Packaging and Containers — 0.0%
Smurfit-Stone Container Corp. (Escrow) CONV.*^,~	725	0

Pharmaceuticals — 0.2%
Allergan PLC	337	347,171

Telecommunications — 0.3%
Crown Castle International Corp. CONV.*	3,750	400,462
T-Mobile US, Inc.	1,463	99,060

		499,522

TOTAL PREFERRED STOCKS (Cost $1,188,951)		1,152,333

	Par (000)	Value†
REAL ESTATE INVESTMENT TRUSTS — 0.2%
Commercial Services — 0.1%
Iron Mountain, Inc.	$6,100	$164,761

Diversified — 0.1%
American Tower Corp.	1,207	123,428
American Tower Corp.	1,325	133,825

		257,253

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $444,258)		422,014

CORPORATE BONDS — 83.3%
Advertising — 0.9%
Acosta, Inc. 7.750%, 10/01/22 144A @	300	264,750
Lamar Media Corp. 5.875%, 02/01/22	125	131,250
MDC Partners, Inc. 6.750%, 04/01/20 144A @	775	798,250
Outfront Media Capital LLC
5.625%, 02/15/24	225	231,188
5.625%, 02/15/24 144A @,^	175	179,375

		1,604,813

Aerospace & Defense — 0.6%
Accudyne Industries LLC 7.750%, 12/15/20 144A @	350	252,000
StandardAero Aviation Holdings, Inc. 10.000%, 07/15/23 144A @	450	446,625
TransDigm, Inc.
6.500%, 07/15/24	200	198,900
6.500%, 05/15/25 144A @	175	169,531

		1,067,056

Airlines — 1.3%
Air Canada 7.750%, 04/15/21 144A @	350	364,000
American Airlines 2013-1 Class B Pass Through Trust 5.625%, 01/15/21 144A @	66	67,198
American Airlines 2013-1 Class C Pass Through Trust 6.125%, 07/15/18 144A @,^	200	205,250
American Airlines Group Inc 5.500%, 10/01/19 144A @	650	641,875
United Airlines 2014-2 Class B Pass Through Trust 4.625%, 03/03/24	70	69,825
United Continental Holdings, Inc.
6.375%, 06/01/18	325	338,201
6.000%, 12/01/20	600	622,125

		2,308,474

Apparel — 0.4%
Levi Strauss & Co. 6.875%, 05/01/22	200	214,000
QS Wholesale, Inc. 10.000%, 08/01/20 ¤,^	50	2,375

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2015

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Apparel — (continued)
The William Carter Co. 5.250%, 08/15/21	$500	$513,750

		730,125

Auto Manufacturers — 0.4%
Jaguar Land Rover Automotive PLC 5.625%, 02/01/23 144A @	600	606,000

Auto Parts & Equipment — 1.2%
Affinia Group, Inc. 7.750%, 05/01/21	200	203,560
Gestamp Funding Luxembourg S.A. 5.625%, 05/31/20 144A @	300	305,700
MPG Holdco I , Inc. 7.375%, 10/15/22	475	479,750
Nexteer Automotive Group Ltd. 5.875%, 11/15/21 144A @	200	204,000
Omega US Sub LLC 8.750%, 07/15/23 144A @	475	438,187
Schaeffler Holding Finance BV 6.875%, 08/15/18 PIK (Cash coupon 6.875%, PIK 7.625%) 144A @	250	257,500
The Goodyear Tire & Rubber Co. 5.125%, 11/15/23	225	230,625

		2,119,322

Banks — 2.7%
Ally Financial, Inc.
7.500%, 09/15/20	260	294,125
5.750%, 11/20/25	350	354,375
8.000%, 11/01/31	225	259,875
Citigroup, Inc. 5.950%, 12/29/49•	475	473,516
Halyk Savings Bank of Kazakhstan JSC
7.250%, 05/03/17 144A @	100	102,819
7.250%, 01/28/21 144A @	400	410,000
JPMorgan Chase & Co. 5.300%, 12/29/49•	475	473,219
Provident Funding Associates LP 6.750%, 06/15/21 144A @	500	483,750
Sberbank of Russia Via SB Capital S.A. 6.125%, 02/07/22 144A @	400	401,520
Synovus Financial Corp.
5.125%, 06/15/17	600	615,000
7.875%, 02/15/19	300	333,000
The Goldman Sachs Group, Inc. 5.375%, 12/29/49•	475	472,031

		4,673,230

Beverages — 0.3%
Constellation Brands, Inc. 6.000%, 05/01/22	300	330,000
Cott Beverages, Inc. 6.750%, 01/01/20	250	258,125

		588,125

	Par (000)	Value†

Biotechnology — 0.4%
AMAG Pharmaceuticals, Inc. 7.875%, 09/01/23 144A @	$275	$242,000
Concordia Healthcare Corp.
9.500%, 10/21/22 144A @	275	270,875
7.000%, 04/15/23 144A @	150	130,125

		643,000

Building Materials — 1.9%
Builders FirstSource, Inc. 7.625%, 06/01/21 144A @	325	342,062
Cemex Finance LLC 9.375%, 10/12/22 144A @	425	447,312
LSF9 Balta Issuer S.A. 7.750%, 09/15/22	325	370,467
Masonite International Corp. 5.625%, 03/15/23 144A @	175	180,688
NCI Building Systems, Inc. 8.250%, 01/15/23 144A @	225	236,250
Norbord, Inc. 6.250%, 04/15/23 144A @	225	222,188
Nortek, Inc. 8.500%, 04/15/21	350	363,160
Pfleiderer GmbH 7.875%, 08/01/19	400	451,221
Reliance Intermediate Holdings LP 6.500%, 04/01/23 144A @	450	468,000
USG Corp. 9.750%, 01/15/18	150	166,875

		3,248,223

Chemicals — 1.7%
Hexion, Inc.
6.625%, 04/15/20	825	641,437
10.000%, 04/15/20	150	123,750
INEOS Group Holdings S.A. 6.125%, 08/15/18 144A @	200	198,000
Kerling PLC 10.625%, 02/01/17 144A @	325	353,549
Platform Specialty Products Corp.
10.375%, 05/01/21 144A @	300	299,250
6.500%, 02/01/22 144A @	225	194,625
PQ Corp. 8.750%, 11/01/18 144A @	475	460,750
Univar USA, Inc. 6.750%, 07/15/23 144A @	575	524,688
WR Grace & Co. 5.125%, 10/01/21 144A @	75	75,750

		2,871,799

Coal — 0.4%
CONSOL Energy, Inc. 8.000%, 04/01/23 144A @	475	315,875
Murray Energy Corp. 11.250%, 04/15/21 144A @	600	109,500
SunCoke Energy Partners LP
7.375%, 02/01/20 144A @	250	155,000

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2015

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Coal — (continued)
7.375%, 02/01/20 144A @	$175	$108,500
7.375%, 02/01/20 144A @	25	15,500

		704,375

Commercial Services — 2.4%
Alliance Data Systems Corp. 5.375%, 08/01/22 144A @	300	285,750
Ashtead Capital, Inc. 6.500%, 07/15/22 144A @	125	130,313
CAR, Inc. 6.125%, 02/04/20 144A @	210	215,879
CEB, Inc. 5.625%, 06/15/23 144A @	475	471,437
Europcar Groupe S.A. 5.750%, 06/15/22 144A @	200	225,502
FTI Consulting, Inc. 6.000%, 11/15/22	325	340,437
H&E Equipment Services, Inc. 7.000%, 09/01/22	150	147,000
Harland Clarke Holdings Corp. 6.875%, 03/01/20 144A @	125	103,750
Iron Mountain Europe PLC 6.125%, 09/15/22 144A @	225	341,316
Laureate Education, Inc. 9.250%, 09/01/19 144A @	435	269,700
Lender Processing Services, Inc. 5.750%, 04/15/23	128	131,840
Loxam SAS 7.000%, 07/23/22 144A @	225	250,633
Monitronics International, Inc. 9.125%, 04/01/20	400	317,000
Safway Group Holding LLC 7.000%, 05/15/18 144A @	250	249,375
Truven Health Analytics, Inc. 10.625%, 06/01/20	100	100,500
United Rentals North America, Inc. 6.125%, 06/15/23	525	536,812
Verisure Holding AB 6.000%, 11/01/22 144A @	100	113,023

		4,230,267

Distribution & Wholesale — 0.5%
American Builders & Contractors Supply Co., Inc. 5.750%, 12/15/23 144A @	150	151,125
Entertainment One Ltd. 6.875%, 12/15/22 144A @	100	146,757
Matalan Finance PLC 6.875%, 06/01/19 144A @	450	553,934

		851,816

Diversified Financial Services — 4.3%
Cantor Commercial Real Estate Co. LP 7.750%, 02/15/18 144A @	275	281,875
Consolidated Energy Finance S.A. 6.750%, 10/15/19 144A @	750	716,963

	Par (000)	Value†

Diversified Financial Services — (continued)
E*TRADE Financial Corp. 5.375%, 11/15/22	$300	$314,250
Garfunkelux Holdco 3 S.A. 8.500%, 11/01/22	175	259,276
Icahn Enterprises LP 4.875%, 03/15/19	350	346,850
Jefferies LoanCore LLC 6.875%, 06/01/20 144A @	400	380,000
Ladder Capital Finance Holdings LLLP.
7.375%, 10/01/17	200	199,250
5.875%, 08/01/21 144A @	175	159,250
National Financial Partners Corp. 9.000%, 07/15/21 144A @	100	91,500
Nationstar Mortgage LLC
7.875%, 10/01/20	150	143,550
6.500%, 07/01/21	825	730,125
Navient Corp.
5.000%, 10/26/20	525	460,688
5.875%, 03/25/21	275	244,750
Nord Anglia Education Finance LLC 5.750%, 07/15/22 144A @	175	181,723
Ocwen Financial Corp. 6.625%, 05/15/19	591	520,080
OneMain Financial Holdings, Inc.
6.750%, 12/15/19 144A @	275	278,781
7.250%, 12/15/21 144A @	300	300,750
Outerwall, Inc.
6.000%, 03/15/19	450	400,500
5.875%, 06/15/21	350	287,000
Quicken Loans, Inc. 5.750%, 05/01/25 144A @	650	619,125
Transworld Systems, Inc. 9.500%, 08/15/21 144A @	375	172,500
Walter Investment Management Corp. 7.875%, 12/15/21	475	375,250

		7,464,036

Electric — 1.9%
AES Corp. 5.500%, 03/15/24	500	446,250
Calpine Corp.
5.375%, 01/15/23	300	269,250
5.500%, 02/01/24	275	242,687
Dynegy, Inc. 6.750%, 11/01/19	400	376,000
Energy Future Intermediate Holding Co. LLC 11.750%, 03/01/22 144A @,¤,~	952	916,156
GenOn Energy, Inc. 9.500%, 10/15/18	375	302,936
Infinis PLC 7.000%, 02/15/19 144A @	300	453,319
NRG Energy, Inc. 6.625%, 03/15/23	275	238,563

		3,245,161

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2015

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Electrical Components & Equipment — 0.1%
Energizer Holdings, Inc. 5.500%, 06/15/25 144A @	$225	$211,500

Energy-Alternate Sources — 0.3%
Terraform Global Operating LLC 9.750%, 08/15/22 144A @	425	338,937
Terraform Power Operating LLC
5.875%, 02/01/23 144A @	75	62,063
6.125%, 06/15/25 144A @	225	181,125

		582,125

Engineering & Construction — 0.1%
Swissport Investments S.A. 6.750%, 12/15/21 144A @	100	113,289

Entertainment — 2.3%
AMC Entertainment, Inc. 5.750%, 06/15/25	600	603,000
Eldorado Resorts, Inc. 7.000%, 08/01/23 144A @	200	196,000
Great Canadian Gaming Corp. 6.625%, 07/25/22 144A @	450	319,524
International Game Technology PLC
6.250%, 02/15/22 144A @	600	561,000
6.500%, 02/15/25 144A @	350	307,125
Intralot Finance Luxembourg S.A. 9.750%, 08/15/18 144A @	225	254,398
Peninsula Gaming LLC 8.375%, 02/15/18 144A @	200	203,000
Regal Entertainment Group 5.750%, 03/15/22	750	750,000
Scientific Games International, Inc. 7.000%, 01/01/22 144A @	300	286,500
Shingle Springs Tribal Gaming Authority 9.750%, 09/01/21 144A @	225	229,500
WMG Acquisition Corp. 6.000%, 01/15/21 144A @	188	188,940

		3,898,987

Environmental Control — 0.2%
Clean Harbors, Inc.
5.250%, 08/01/20	125	127,500
5.125%, 06/01/21	175	177,188
Tervita Corp. 10.875%, 02/15/18 144A @	375	86,250

		390,938

Food — 2.0%
Boparan Finance PLC 5.250%, 07/15/19 144A @	300	413,516
Brakes Capital 7.125%, 12/15/18 144A @	125	188,883
Dean Foods Co. 6.500%, 03/15/23 144A @	450	468,000
JBS Investments GmbH 7.750%, 10/28/20 144A @	400	384,000

	Par (000)	Value†

Food — (continued)
JBS USA LLC 5.875%, 07/15/24 144A @	$375	$339,375
Minerva Luxembourg S.A.
12.250%, 02/10/22 144A @	200	202,000
7.750%, 01/31/23 144A @	475	446,500
Post Holdings, Inc.
6.750%, 12/01/21 144A @	225	229,500
7.375%, 02/15/22	500	521,250
7.750%, 03/15/24 144A @	125	130,937
8.000%, 07/15/25 144A @	100	106,000
Shearer’s Foods LLC 9.000%, 11/01/19 144A @	75	79,031

		3,508,992

Forest Products & Paper — 0.4%
Cascades, Inc. 5.500%, 07/15/22 144A @	150	145,500
Mercer International, Inc.
7.000%, 12/01/19	375	375,938
7.750%, 12/01/22	200	202,000

		723,438

Gas — 0.0%
NGL Energy Partner LP 5.125%, 07/15/19	75	59,250

Hand & Machine Tools — 0.5%
Apex Tool Group LLC 7.000%, 02/01/21 144A @	800	616,000
Milacron LLC 7.750%, 02/15/21 144A @	325	303,063

		919,063

Healthcare Products — 0.4%
Crimson Merger Sub, Inc. 6.625%, 05/15/22 144A @	250	171,250
Hill-Rom Holdings, Inc. 5.750%, 09/01/23 144A @	150	153,000
Universal Hospital Services, Inc. 7.625%, 08/15/20	375	352,031

		676,281

Healthcare Services — 2.9%
Acadia Healthcare Co., Inc. 5.625%, 02/15/23	200	189,000
Community Health Systems, Inc. 6.875%, 02/01/22	1,175	1,114,781
Ephios Bondco PLC 6.250%, 07/01/22 144A @	375	422,734
Ephios Holdco II PLC 8.250%, 07/01/23 144A @	150	164,643
HCA, Inc.
5.000%, 03/15/24	220	219,450
5.375%, 02/01/25	775	765,313
Holding Medi-Partenaires SAS 7.000%, 05/15/20 144A @	300	345,533

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2015

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Healthcare Services — (continued)
IASIS Healthcare LLC 8.375%, 05/15/19	$450	$414,000
Molina Healthcare, Inc. 5.375%, 11/15/22 144A @	275	275,000
Select Medical Corp. 6.375%, 06/01/21	125	109,375
Tenet Healthcare Corp.
4.012%, 06/15/20 144A @,•	175	170,625
8.125%, 04/01/22	350	349,125
6.750%, 06/15/23	475	440,563

		4,980,142

Holding Companies — 1.0%
Horizon Pharma Financing, Inc. 6.625%, 05/01/23 144A @	250	222,500
HRG Group, Inc.
7.875%, 07/15/19 144A @	125	130,625
7.875%, 07/15/19	250	261,250
7.750%, 01/15/22	275	269,500
James Hardie International Finance Ltd. 5.875%, 02/15/23 144A @	275	280,500
KraussMaffei Group GmbH 8.750%, 12/15/20 144A @	200	233,109
Opal Acquisition, Inc. 8.875%, 12/15/21 144A @	300	249,000

		1,646,484

Home Builders — 0.8%
CalAtlantic Group. Inc. 10.750%, 09/15/16	175	183,750
Shea Homes LP 5.875%, 04/01/23 144A @	200	205,000
Taylor Morrison Communities, Inc. 5.875%, 04/15/23 144A @	250	246,875
William Lyon Homes, Inc.
8.500%, 11/15/20	400	423,000
7.000%, 08/15/22	375	375,938

		1,434,563

Home Furnishings — 0.2%
Tempur Sealy International, Inc. 5.625%, 10/15/23 144A @	250	252,500

Household Products & Wares — 1.0%
Central Garden & Pet Co. 6.125%, 11/15/23	175	176,750
Reynolds Group Issuer, Inc. 8.250%, 02/15/21	650	625,625
Spectrum Brands, Inc.
6.625%, 11/15/22	100	105,500
5.750%, 07/15/25 144A @	450	461,250
The Sun Products Corp. 7.750%, 03/15/21 144A @	425	368,687

		1,737,812

	Par (000)	Value†

Housewares — 0.6%
Bormioli Rocco Holdings S.A. 10.000%, 08/01/18 144A @	$300	$340,828
RSI Home Products, Inc. 6.500%, 03/15/23 144A @	450	463,500
The Scotts Miracle-Gro Co. 6.000%, 10/15/23 144A @	200	208,500

		1,012,828

Insurance — 1.2%
CNO Financial Group, Inc. 5.250%, 05/30/25	400	407,000
Hub Holdings LLC PIK (Cash coupon 8.125%, PIK 8.875%) 8.125%, 07/15/19 144A @	275	257,125
HUB International Ltd. 7.875%, 10/01/21 144A @	450	405,000
USI, Inc. 7.750%, 01/15/21 144A @	450	432,000
Wayne Merger Sub LLC 8.250%, 08/01/23 144A @	575	540,500

		2,041,625

Internet — 1.8%
Ancestry.Com Holdings LLC PIK (Cash coupon 9.625%, PIK 10.375%) 9.625%, 10/15/18 144A @	475	467,875
Ancestry.Com Holdings, Inc. 11.000%, 12/15/20	125	133,438
Blue Coat Holdings, Inc. 8.375%, 06/01/23 144A @	425	427,125
Cerved Group SpA 6.375%, 01/15/20 144A @	100	112,051
Equinix, Inc.
5.375%, 01/01/22	275	281,875
5.375%, 04/01/23	325	331,500
5.750%, 01/01/25	150	153,375
Match Group, Inc. 6.750%, 12/15/22 144A @	300	297,000
United Group BV
7.875%, 11/15/20 144A @	100	114,381
7.875%, 11/15/20 144A @	275	314,548
7.875%, 11/15/20	400	457,524

		3,090,692

Investment Companies — 0.1%
NRG Yield Operating LLC 5.375%, 08/15/24	250	207,188

Iron & Steel — 0.7%
ArcelorMittal 10.850%, 06/01/19	275	257,813
Bluescope Steel Finance Ltd. 7.125%, 05/01/18 144A @	350	336,000
Joseph T. Ryerson & Son, Inc.
9.000%, 10/15/17	425	327,250
11.250%, 10/15/18	309	230,205

		1,151,268

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2015

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Leisure Time — 0.9%
24 Hour Holdings IIII LLC 8.000%, 06/01/22 144A @	$325	$264,063
Cirsa Funding Luxembourg S.A.
8.750%, 05/15/18 144A @	230	251,664
5.875%, 05/15/23 144A @	300	308,910
ClubCorp Club Operations, Inc. 8.250%, 12/15/23 144A @	250	245,000
LTF Merger Sub, Inc. 8.500%, 06/15/23 144A @	400	382,000
Sabre GLBL, Inc. 5.375%, 04/15/23 144A @	125	124,375

		1,576,012

Lodging — 1.4%
MGM Resorts International
6.625%, 12/15/21	525	537,469
6.000%, 03/15/23	550	545,875
Playa Resorts Holding BV 8.000%, 08/15/20 144A @	450	456,750
Seminole Hard Rock Entertainment, Inc. 5.875%, 05/15/21 144A @	300	299,250
Station Casinos LLC 7.500%, 03/01/21	150	153,000
Wynn Macau Ltd. 5.250%, 10/15/21 144A @	425	374,000

		2,366,344

Machinery — Construction & Mining — 0.4%
BlueLine Rental Finance Corp. 7.000%, 02/01/19 144A @	225	202,500
Terex Corp. 6.000%, 05/15/21	575	529,000

		731,500

Machinery — Diversified — 0.1%
Gardner Denver, Inc. 6.875%, 08/15/21 144A @	300	229,500

Media — 9.3%
Altice US Finance S.A. 7.750%, 07/15/25 144A @	200	183,000
AMC Networks, Inc. 4.750%, 12/15/22	475	475,000
Arqiva Broadcast Finance PLC 9.500%, 03/31/20 144A @	650	1,034,895
Cable One, Inc. 5.750%, 06/15/22 144A @	175	174,125
CCO Holdings LLC
5.250%, 09/30/22	400	404,000
5.125%, 05/01/23 144A @	675	675,000
5.750%, 09/01/23	275	281,875
5.750%, 01/15/24	600	616,500
CCOH Safari LLC 5.750%, 02/15/26 144A @	625	626,562
Cequel Communications Holdings I LLC
6.375%, 09/15/20 144A @	485	474,087
5.125%, 12/15/21 144A @	325	292,500

	Par (000)	Value†

Media — (continued)
Clear Channel Worldwide Holdings, Inc.
6.500%, 11/15/22	$50	$48,250
6.500%, 11/15/22	350	341,250
Cumulus Media Holdings, Inc. 7.750%, 05/01/19	225	75,938
DISH DBS Corp.
6.750%, 06/01/21	500	503,750
5.875%, 07/15/22	250	233,125
LGE HoldCo VI BV 7.125%, 05/15/24 144A @	325	381,522
Mediacom Broadband LLC 6.375%, 04/01/23	450	439,875
MHGE Parent LLC 8.500%, 08/01/19 144A @	125	123,750
Neptune Finco Corp.
10.125%, 01/15/23 144A @	1,175	1,224,937
10.875%, 10/15/25 144A @	325	340,437
Numericable SFR S.A. 6.250%, 05/15/24 144A @	975	940,875
Sinclair Television Group, Inc.
6.375%, 11/01/21	50	51,500
6.125%, 10/01/22	300	306,000
Sirius XM Radio, Inc. 6.000%, 07/15/24 144A @	75	78,375
TEGNA, Inc. 6.375%, 10/15/23	500	527,500
Time, Inc. 5.750%, 04/15/22 144A @	275	251,625
Townsquare Media, Inc. 6.500%, 04/01/23 144A @	361	330,315
Trader Corp 9.875%, 08/15/18 144A @	200	208,000
Tribune Media Co. 5.875%, 07/15/22 144A @	825	825,000
Unitymedia GmbH 6.125%, 01/15/25 144A @	400	395,260
Unitymedia Hessen GmbH & Co. KG 5.000%, 01/15/25 144A @	600	573,000
Univision Communications, Inc.
6.750%, 09/15/22 144A @	492	509,835
5.125%, 02/15/25 144A @	700	665,000
VTR Finance BV 6.875%, 01/15/24 144A @	750	690,000
WideOpenWest Finance LLC
10.250%, 07/15/19	175	165,244
13.375%, 10/15/19	475	444,125
Ziggo Bond Finance BV 5.875%, 01/15/25 144A @	225	208,688

		16,120,720

Mining — 1.0%
Aleris International, Inc.
7.625%, 02/15/18	175	148,750
7.875%, 11/01/20	425	323,850
Eldorado Gold Corp. 6.125%, 12/15/20 144A @	400	350,000

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2015

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Mining — (continued)
HudBay Minerals, Inc. 9.500%, 10/01/20	$150	$109,875
Lundin Mining Corp. 7.500%, 11/01/20 144A @	400	375,000
Novelis, Inc. 8.750%, 12/15/20	175	160,562
Nyrstar Netherlands Holdings BV 8.500%, 09/15/19 144A @	375	330,135

		1,798,172

Miscellaneous Manufacturing — 0.5%
Bombardier, Inc. 7.500%, 03/15/18 144A @	800	780,000

Office & Business Equipment — 0.5%
CDW LLC 6.000%, 08/15/22	275	290,125
Magnolia BC S.A. 9.000%, 08/01/20 144A @	425	491,200

		781,325

Oil & Gas — 6.3%
Chesapeake Energy Corp. 8.000%, 12/15/22 144A @	581	284,690
Concho Resources, Inc.
7.000%, 01/15/21	150	147,750
5.500%, 04/01/23	800	740,000
CrownRock LP
7.125%, 04/15/21 144A @	200	187,500
7.750%, 02/15/23 144A @	575	540,500
Denbury Resources, Inc. 5.500%, 05/01/22	475	157,690
EPL Oil & Gas, Inc. 8.250%, 02/15/18	100	26,500
Gulfport Energy Corp.
7.750%, 11/01/20	175	156,625
6.625%, 05/01/23	385	321,475
Matador Resources Co. 6.875%, 04/15/23	991	921,630
Newfield Exploration Co.
5.750%, 01/30/22	150	132,750
5.625%, 07/01/24	475	404,937
5.375%, 01/01/26	200	165,500
Noble Energy, Inc.
5.875%, 06/01/22	125	118,913
5.875%, 06/01/24	1,050	1,004,729
Pacific Exploration and Production Corp.
5.375%, 01/26/19 144A @	1,125	213,750
5.625%, 01/19/25 144A @	500	100,000
Parsley Energy LLC 7.500%, 02/15/22 144A @	725	692,375
PBF Holding Co. LLC 7.000%, 11/15/23 144A @	175	170,625
Penn Virginia Corp.
7.250%, 04/15/19	500	67,500
8.500%, 05/01/20	450	70,875

	Par (000)	Value†

Oil & Gas — (continued)
Precision Drilling Corp. 6.500%, 12/15/21	$75	$57,750
Range Resources Corp. 4.875%, 05/15/25 144A @	475	361,000
Rowan Cos, Inc. 7.875%, 08/01/19	55	54,069
Seven Generations Energy Ltd.
8.250%, 05/15/20 144A @	1,025	922,500
6.750%, 05/01/23 144A @	350	294,000
SM Energy Co.
6.500%, 01/01/23	300	220,500
5.625%, 06/01/25	125	82,500
Transocean, Inc. 6.000%, 03/15/18	175	155,750
Whiting Petroleum Corp. 6.250%, 04/01/23	575	414,000
WPX Energy, Inc.
5.250%, 01/15/17	250	233,750
7.500%, 08/01/20	500	405,000
6.000%, 01/15/22	800	560,000
8.250%, 08/01/23	250	200,000
5.250%, 09/15/24	125	82,500
YPF S.A. 8.875%, 12/19/18 144A @	275	278,094

		10,947,727

Oil & Gas Services — 0.9%
Archrock Partners LP
6.000%, 04/01/21	125	102,813
6.000%, 10/01/22	200	163,000
CGG S.A.
7.750%, 05/15/17^	150	149,625
6.500%, 06/01/21	250	111,250
6.875%, 01/15/22	650	266,500
SESI LLC 7.125%, 12/15/21	750	667,500
Weatherford International Ltd.
9.625%, 03/01/19	150	146,062
6.750%, 09/15/40	25	17,625

		1,624,375

Packaging and Containers — 1.8%
AEP Industries, Inc. 8.250%, 04/15/19	200	205,500
Ardagh Finance Holdings S.A.
PIK 8.375%, 06/15/19 144A @	287	316,727
PIK 8.625%, 06/15/19 144A @	662	645,474
Beverage Packaging Holdings Luxembourg II SA
5.625%, 12/15/16 144A @	225	222,469
6.000%, 06/15/17 144A @	450	435,375
Consolidated Container Co. LLC 10.125%, 07/15/20 144A @	375	307,500
Graphic Packaging International, Inc. 4.750%, 04/15/21	175	178,500

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2015

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Packaging and Containers — (continued)
SIG Combibloc Holdings S.C.A. 7.750%, 02/15/23 144A @	$700	$793,060

		3,104,605

Pharmaceuticals — 2.9%
Capsugel S.A. PIK (Cash coupon 7.000%, PIK 7.75%) 7.000%, 05/15/19 144A @	400	390,000
DPx Holdings BV 7.500%, 02/01/22 144A @	325	316,875
Endo Finance LLC
6.000%, 07/15/23 144A @	475	472,625
6.000%, 02/01/25 144A @	325	320,125
JLL/Delta Dutch Pledgeco BV PIK (Cash coupon 8.750%, PIK 9.500%) 8.750%, 05/01/20 144A @	575	554,875
Valeant Pharmaceuticals International, Inc.
5.375%, 03/15/20 144A @	875	822,500
7.000%, 10/01/20 144A @	75	74,813
6.375%, 10/15/20 144A @	625	603,125
6.750%, 08/15/21 144A @	250	241,250
5.875%, 05/15/23 144A @	1,275	1,137,937

		4,934,125

Pipelines — 1.4%
MPLX LP 4.500%, 07/15/23 144A @	500	447,350
Sabine Pass Liquefaction LLC 6.250%, 03/15/22	875	809,375
Targa Resources Partners LP
5.250%, 05/01/23	50	40,500
4.250%, 11/15/23	1,050	808,500
6.750%, 03/15/24 144A @	375	319,687

		2,425,412

Real Estate — 1.7%
CBRE Services, Inc. 5.000%, 03/15/23	625	628,181
Dupont Fabros Technology LP 5.875%, 09/15/21	775	806,000
Greystar Real Estate Partners LLC 8.250%, 12/01/22 144A @	200	207,500
Iron Mountain, Inc. 6.000%, 10/01/20 144A @	350	369,250
MPT Operating Partnership LP 6.875%, 05/01/21	225	233,437
The Howard Hughes Corp. 6.875%, 10/01/21 144A @	625	637,500

		2,881,868

Retail — 3.3%
Chinos Intermediate Holdings A, Inc. PIK (Cash coupon 7.75%, PIK 8.50%) 7.750%, 05/01/19 144A @	100	25,000
DBP Holding Corp. 7.750%, 10/15/20 144A @	200	110,000

	Par (000)	Value†

Retail — (continued)
Dollar Tree, Inc. 5.750%, 03/01/23 144A @	$925	$957,375
Douglas GmbH 6.250%, 07/15/22 144A @	350	399,002
Ferrellgas LP
6.500%, 05/01/21	250	212,500
6.750%, 06/15/23 144A @	150	122,250
Group 1 Automotive, Inc.
5.000%, 06/01/22	175	173,250
5.250%, 12/15/23 144A @	175	173,250
Guitar Center, Inc. 6.500%, 04/15/19 144A @	400	336,000
Kirk Beauty One GmbH 8.750%, 07/15/23 144A @	225	250,878
Neiman Marcus Group Ltd. LLC 8.000%, 10/15/21 144A @	75	55,500
New Look Secured Issuer PLC 6.500%, 07/01/22 144A @	250	364,977
New Look Senior Issuer PLC 8.000%, 07/01/23 144A @	125	178,748
New Red Finance, Inc. 4.625%, 01/15/22 144A @	75	75,188
Penske Automotive Group, Inc. 5.750%, 10/01/22	200	205,500
PF Chang’s China Bistro, Inc. 10.250%, 06/30/20 144A @	175	143,500
Rite Aid Corp.
6.750%, 06/15/21	725	759,437
6.125%, 04/01/23 144A @	475	491,625
Sonic Automotive, Inc.
7.000%, 07/15/22	175	185,062
5.000%, 05/15/23	175	166,250
The Men’s Wearhouse, Inc. 7.000%, 07/01/22	175	124,250
Vista Outdoor, Inc. 5.875%, 10/01/23 144A @	225	230,625

		5,740,167

Semiconductors — 0.8%
Advanced Micro Devices, Inc. 6.750%, 03/01/19	425	308,125
Micron Technology, Inc. 5.250%, 08/01/23 144A @	250	224,375
NXP BV
5.750%, 02/15/21 144A @	200	208,000
5.750%, 03/15/23 144A @	250	258,125
Sensata Technologies UK Financing Co. PLC 6.250%, 02/15/26 144A @	425	442,000

		1,440,625

Software — 1.8%
BCP Singapore VI Cayman Financing Co. Ltd. 8.000%, 04/15/21 144A @	145	115,094
BMC Software, Inc. 7.250%, 06/01/18	225	185,625

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2015

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Software — (continued)
First Data Corp.
5.375%, 08/15/23 144A @	$650	$653,250
7.000%, 12/01/23 144A @	1,050	1,050,000
MSCI, Inc.
5.250%, 11/15/24 144A @	250	253,750
5.750%, 08/15/25 144A @	275	281,875
Rackspace Hosting, Inc. 6.500%, 01/15/24 144A @	375	361,875
SS&C Technologies Holdings, Inc. 5.875%, 07/15/23 144A @	200	206,500

		3,107,969

Telecommunications — 9.9%
Alcatel-Lucent USA, Inc. 8.875%, 01/01/20 144A @	225	238,500
Altice Financing S.A. 6.625%, 02/15/23 144A @	350	345,625
Altice Finco S.A.
9.875%, 12/15/20 144A @	600	639,000
8.125%, 01/15/24 144A @	400	387,000
Altice Luxembourg S.A.
7.750%, 05/15/22 144A @	400	361,000
7.625%, 02/15/25 144A @	700	603,750
B Communications Ltd. 7.375%, 02/15/21 144A @	500	538,500
CommScope Technologies Finance LLC 6.000%, 06/15/25 144A @	525	505,312
Crown Castle International Corp. 5.250%, 01/15/23	425	446,781
Digicel Group Ltd. 8.250%, 09/30/20 144A @	750	618,750
EarthLink Holdings Corp. 7.375%, 06/01/20	175	178,063
Frontier Communications Corp. 8.875%, 09/15/20 144A @	475	480,938
Hughes Satellite Systems Corp.
6.500%, 06/15/19	304	327,560
7.625%, 06/15/21	325	344,500
Intelsat Jackson Holdings S.A.
7.250%, 10/15/20	200	175,000
7.500%, 04/01/21	500	435,000
6.625%, 12/15/22	475	302,813
Level 3 Communications, Inc. 5.750%, 12/01/22	250	255,625
Level 3 Financing, Inc.
7.000%, 06/01/20	325	339,625
6.125%, 01/15/21	75	77,625
5.625%, 02/01/23	150	153,000
OTE PLC 7.875%, 02/07/18	400	462,958
Sable International Finance Ltd.
8.750%, 02/01/20 144A @	200	209,500
6.875%, 08/01/22 144A @	450	434,250
Sprint Communications, Inc.
7.000%, 08/15/20	250	193,125
11.500%, 11/15/21	1,250	1,150,000

	Par (000)	Value†

Telecommunications — (continued)
T-Mobile USA, Inc.
6.000%, 03/01/23	$1,350	$1,366,875
6.500%, 01/15/24	100	102,000
6.375%, 03/01/25	175	176,750
6.500%, 01/15/26	850	858,066
TBG Global Pte Ltd. 5.250%, 02/10/22	200	184,854
UPC Holding BV
6.750%, 03/15/23 144A @	200	234,202
6.750%, 03/15/23 144A @	375	403,604
UPCB Finance VI Ltd. 6.875%, 01/15/22 144A @	203	214,144
VimpelCom Holdings BV
5.200%, 02/13/19 144A @	200	196,050
7.504%, 03/01/22 144A @	250	250,000
Virgin Media Finance PLC
6.375%, 04/15/23 144A @	225	228,375
7.000%, 04/15/23 144A @	275	424,462
6.000%, 10/15/24 144A @	200	199,500
Virgin Media Secured Finance PLC 5.250%, 01/15/26 144A @	200	194,500
Wind Acquisition Finance S.A.
4.750%, 07/15/20 144A @	400	396,000
7.375%, 04/23/21 144A @	1,500	1,417,500

		17,050,682

Textiles — 0.3%
Springs Industries, Inc. 6.250%, 06/01/21	450	445,500

Transportation — 0.2%
OPE KAG Finance Sub, Inc. 7.875%, 07/31/23 144A @	175	173,906
Watco Cos. LLC 6.375%, 04/01/23 144A @	250	246,250

		420,156

TOTAL CORPORATE BONDS (Cost $156,582,780)		144,101,571

LOAN AGREEMENTS — 10.5%‡
Aerospace & Defense — 0.2%
Standard Aero Aviation Holdings, Inc. 5.25%, 07/07/22	274	272,392

Chemicals — 0.6%
MacDermid, Inc. 5.500%, 06/07/20	374	362,186
Solenis International LP
4.250%, 07/31/21•	125	119,308
7.750%, 07/31/22•	675	531,562

		1,013,056

Commercial Services — 0.6%
Kronos, Inc.
4.500%, 10/30/19•	549	538,595
9.750%, 04/30/20	375	371,876

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2015

High Yield Bond Fund

	Par (000)	Value†
LOAN AGREEMENTS‡ — (continued)
Commercial Services — (continued)
Nord Anglia Education Finance LLC 5.000%, 03/31/21	$225	$219,094

		1,129,565

Diversified Financial Services — 0.7%
Onex Wizard Acquisition 4.250%, 03/11/22	820	805,653
Terra-Gen Finance Co., LLC 5.250%, 12/09/21	286	265,766
Vantiv LLC 3.750%, 06/13/21•	232	230,288

		1,301,707

Electric — 0.4%
Energy Future Intermediate Holding Co. LLC 4.250%, 06/19/16	675	671,794

Electronics — 0.2%
Linxens France S.A. 5.000%, 10/14/20	275	267,438

Entertainment — 1.2%
Delta 2 (Lux) S.a.r.l.
4.750%, 07/30/21	925	892,190
7.750%, 07/29/22	200	183,900
Lions Gate Entertainment Co. 5.000%, 03/17/22	375	371,250
Peninsula Gaming LLC 4.250%, 11/20/17•	314	312,491
William Morris Endeavor Entertainment LLC 8.250%, 05/06/22•	300	261,000

		2,020,831

Food — 0.2%
Hostess Brands LLC
4.500%, 08/03/22	249	247,816
8.500%, 08/03/23	162	160,350

		408,166

Hand & Machine Tools — 0.2%
Milacron LLC 4.500%, 09/28/20•	275	270,187

Healthcare Services — 0.3%
Surgery Center Holdings 5.250%, 11/03/20•	273	268,760
US Renal Care, Inc. 4.250%, 12/31/22	275	272,250

		541,010

Insurance — 1.7%
Alliant Holdings I LLC 4.500%, 08/12/22•	274	267,110
AssuredPartners, Inc. 5.750%, 10/21/22	150	148,751
Asurion LLC
5.000%, 05/24/19•	273	255,289
8.500%, 03/03/21	950	805,125
5.000%, 08/04/22•	647	589,836

	Par (000)	Value†

Insurance — (continued)
HUB International Ltd. 4.000%, 10/02/20•	$274	$258,187
Sedgwick Claims Management Services, Inc. 6.750%, 02/28/22	375	337,500
USI, Inc. 4.250%, 12/27/19•	349	337,150

		2,998,948

Internet — 0.4%
Ancestry.Com, Inc. 5.000%, 08/29/22	274	271,569
Match Group, Inc. 5.500%, 11/16/22	375	369,844

		641,413

Leisure Time — 0.2%
Life Time Fitness, Inc. 4.250%, 06/10/22•	373	363,099

Machinery — Diversified — 0.4%
Filtration Group, Inc. 4.250%, 11/23/20•	349	338,824
Gardner Denver, Inc. 4.250%, 07/30/20•	494	443,608

		782,432

Media — 0.9%
Acosta, Inc. 4.250%, 09/26/21	175	166,063
CSC Holdings LLC 5.000%, 10/09/22	725	722,963
Cumulus Media Holdings Inc 4.250%, 12/23/20•	200	150,666
IHeartCommunications, Inc. 7.174%, 01/30/19•	600	418,716
McGraw-Hill Global Education Holdings LLC 4.750%, 03/22/19•	166	162,453

		1,620,861

Oil & Gas — 0.3%
Hercules Offshore, Inc. 10.500%, 05/06/20	621	439,030

Packaging and Containers — 0.2%
Berry Plastics Corp. 4.000%, 10/03/22•	292	289,186

Pharmaceuticals — 0.2%
Concordia Healthcare Corp. 5.250%, 10/21/21	325	311,392

Retail — 1.5%
Academy Ltd 5.000%, 07/01/22•	746	718,056
JC Penney Corp. 6.000%, 05/22/18•	855	838,690
Neiman Marcus Group Ltd. LLC 4.250%, 10/25/20	75	66,188

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2015

High Yield Bond Fund

	Par (000)	Value†
LOAN AGREEMENTS‡ — (continued)
Retail — (continued)
PetSmart, Inc. 4.250%, 03/11/22•	$373	$362,771
PF Chang’s China Bistro, Inc. 4.250%, 06/22/19•	473	449,167
The Men’s Wearhouse, Inc. 4.500%, 06/18/21•	274	240,701

		2,675,573

Telecommunications — 0.1%
Level 3 Financing, Inc. 3.500%, 05/31/22•	200	196,650

TOTAL LOAN AGREEMENTS‡ (Cost $19,147,828)		18,214,730

	Number of Shares	Value†
WARRANTS — 0.0%
Sentry Holdings Warrants*~ (Cost $0)	19	18

SHORT-TERM INVESTMENTS — 2.2%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares	1,136,608	1,136,608
T. Rowe Price Reserve Investment Fund	2,654,997	2,654,997

TOTAL SHORT-TERM INVESTMENTS (Cost $3,791,605)		3,791,605

TOTAL INVESTMENTS — 97.6% (Cost $182,576,819)		$168,916,592

Other Assets & Liabilities — 2.4%		4,116,218

TOTAL NET ASSETS — 100.0%		$173,032,810

†	See Security Valuation Note.
‡	Loan Agreements in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the Prime Rate offered by one or more major U.S. banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the actual rate at December 31, 2015. Loan Agreements, while exempt from registration under the Security Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Floating rate Loan Agreements often require repayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.
*	Non-income producing security.
144A @	Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “accredited investors”. Unless otherwise indicated, the security is considered liquid.
^	Illiquid security. The total market value of illiquid securities at December 31, 2015 is 565,170.
•	Variable Rate Security.
¤	Defaulted Security.
~	Fair valued security. The total market value of fair valued securities at December 31, 2015 is $1,018,845.

CONV — Convertible Security.

LLC — Limited Liability Company.

LP — Limited Partnership.

PIK — Payment in Kind Security.

PLC — Public Limited Company.

STEP — Step Coupon Bond.

Country Weightings as of 12/31/2015††
United States	72%
Luxembourg	8
Canada	5
Netherlands	4
United Kingdom	4
Cayman Islands	1
France	2
Other	4

Total	100%

††% of total investments as of December 31, 2015

Summary of inputs used to value the Fund’s investments as of 12/31/2015 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2015	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$902,821	$871,637	$264	$30,920
REAL ESTATE INVESTMENT TRUSTS	422,014	422,014	—	—
PREFERRED STOCKS
Diversified Financial Services	71,487	—	71,487	—
Oil & Gas	234,153	234,153	—	—
Pharmaceuticals	347,171	347,171	—	—
Telecommunications	499,522	499,522	—	—
ASSET BACKED SECURITIES	331,500	—	331,500	—
CORPORATE BONDS	144,101,571	—	144,101,571	—
LOAN AGREEMENTS	18,214,730	—	18,214,730	—
SHORT-TERM INVESTMENTS	3,791,605	3,791,605	—	—
WARRANTS	18	—	18	—

TOTAL INVESTMENTS	$168,916,592	$6,166,102	$162,719,570	$30,920

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2015

High Yield Bond Fund

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Investments in Securities (Market Value)
Balance as of 12/31/2014	$27,838
Change in Appreciation/(Depreciation)	3,082

Balance as of 12/31/2015	30,920

It Is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period.

Fair Value of Level 2 at 12/31/14 was $1,764,418 which was a result of valuing investments using third-party vendor modeling tools. The Fund did not have any transfers from Level 2 into Level 1 during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2015

Flexibly Managed Fund

	Par (000)	Value†
AGENCY OBLIGATION — 0.2%
Banks — 0.2%
KFW 0.500%, 04/19/16 (Cost $6,655,962)	$6,658	$6,653,606

ASSET BACKED SECURITIES — 0.2%
Continental Airlines 2009-2 Class A, Pass Through Trust 7.250%, 11/10/19	591	665,861
Continental Airlines 2012-1 Class A, Pass Through Trust 4.150%, 04/11/24	1,938	1,991,364
Continental Airlines 2012-1 Class B, Pass Through Trust 6.250%, 04/11/20	347	364,536
DB Master Finance LLC 2015-1A A21 3.262%, 02/20/45 144A @	1,454	1,438,730
Wendys Funding LLC 2015-1A A21 3.371%, 06/15/45 144A @	2,314	2,257,991

TOTAL ASSET BACKED SECURITIES (Cost $6,656,672)		6,718,482

	Number of Shares	Value†
COMMON STOCKS — 57.3%
Aerospace & Defense — 0.6%
The Boeing Co.	139,700	20,199,223

Agriculture — 1.9%
Altria Group, Inc.	352,800	20,536,488
Philip Morris International, Inc.	470,700	41,379,237

		61,915,725

Auto Parts & Equipment — 1.6%
Johnson Controls, Inc.	1,327,300	52,415,077

Banks — 2.1%
Fifth Third Bancorp	151,100	3,037,110
The Bank of New York Mellon Corp.	1,607,300	66,252,906

		69,290,016

Beverages — 0.8%
PepsiCo, Inc.	207,800	20,763,376
SABMiller PLC	92,008	5,504,322

		26,267,698

Biotechnology — 0.5%
Biogen, Inc.*	53,800	16,481,630

Commercial Services — 0.6%
Capita PLC	238,174	4,237,738
Fleetcor Technologies, Inc.*	115,400	16,494,122

		20,731,860

Computers — 2.7%
Apple, Inc.	445,100	46,851,226
IHS, Inc.*	134,500	15,928,835
NetScout Systems, Inc.*	851,679	26,146,545

		88,926,606

	Number of Shares	Value†

Diversified Financial Services — 2.6%
Affiliated Managers Group, Inc.*	96,000	$15,336,960
American Express Co.	286,300	19,912,165
BlackRock, Inc.	51,800	17,638,936
Visa, Inc., Class A	431,900	33,493,845

		86,381,906

Electric — 2.7%
Duke Energy Corp.	27,100	1,934,669
PG&E Corp.	1,336,900	71,109,711
Xcel Energy, Inc.	505,100	18,138,141

		91,182,521

Electrical Components & Equipment — 0.7%
AMETEK, Inc.	452,200	24,233,398

Electronics — 6.0%
PerkinElmer, Inc.	699,600	37,477,572
Sensata Technologies Holding NV*	164,900	7,595,294
Thermo Fisher Scientific, Inc.	706,200	100,174,470
Tyco International PLC	1,661,200	52,975,668

		198,223,004

Food — 0.9%
Compass Group PLC	986,663	17,097,218
Mondelez International, Inc., Class A	307,300	13,779,332

		30,876,550

Healthcare Products — 2.4%
Becton Dickinson & Co.	490,334	75,555,566
Henry Schein, Inc.*	22,178	3,508,338

		79,063,904

Healthcare Services — 3.4%
Aetna Inc	447,400	48,372,888
Anthem, Inc.	156,500	21,822,360
UnitedHealth Group, Inc.	355,600	41,832,784

		112,028,032

Insurance — 5.6%
Marsh & McLennan Cos., Inc.	2,639,200	146,343,640
Willis Towers Watson PLC	796,500	38,686,005

		185,029,645

Internet — 1.2%
Alphabet, Inc., Class A*	12,500	9,725,125
Alphabet, Inc., Class C*	42,416	32,188,654

		41,913,779

Machinery — Diversified — 1.6%
IDEX Corp.	289,400	22,170,934
Roper Technologies, Inc.	167,800	31,846,762

		54,017,696

Media — 1.1%
Comcast Corp., Class A	652,700	36,831,861

Miscellaneous Manufacturing — 4.9%
Danaher Corp.	1,444,670	134,180,950

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2015

Flexibly Managed Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Miscellaneous Manufacturing — (continued)
Pentair PLC	604,700	$29,950,791

		164,131,741

Oil & Gas — 1.0%
Canadian Natural Resources Ltd.	1,486,300	32,445,929

Pharmaceuticals — 3.3%
Abbott Laboratories	971,900	43,648,029
Pfizer, Inc.	806,943	26,048,120
Zoetis, Inc.	807,086	38,675,561

		108,371,710

Retail — 4.0%
AutoZone, Inc.*	90,999	67,513,068
CVS Health Corp.	298,600	29,194,122
Lowe’s Cos., Inc.	431,000	32,773,240
O’Reilly Automotive, Inc.*	14,300	3,623,906

		133,104,336

Semiconductors — 0.2%
Texas Instruments, Inc.	149,500	8,194,095

Software — 4.4%
Fiserv, Inc.*	707,400	64,698,804
Microsoft Corp.	1,240,900	68,845,132
SS&C Technologies Holdings, Inc.	173,000	11,810,710

		145,354,646

Telecommunications — 0.5%
SBA Communications Corp., Class A*	150,600	15,823,542

TOTAL COMMON STOCKS (Cost $1,586,485,478)		1,903,436,130

	Par (000)	Value†
REAL ESTATE INVESTMENT TRUSTS — 3.8%
Commercial Services — 0.8%
Iron Mountain, Inc.	1,006,394	27,182,702

Diversified — 3.0%
American Tower Corp.	828,597	80,332,479
American Tower Corp.	180,218	18,202,018

		98,534,497

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $122,269,351)		125,717,199

	Number of Shares	Value†
PREFERRED STOCKS — 1.7%
Banks — 0.2%
State Street Corp.	86,000	2,285,020
U.S. Bancorp, Series F	71,000	2,037,700
U.S. Bancorp, Series G	90,000	2,413,800

		6,736,520

	Number of Shares	Value†

Diversified Financial Services — 0.1%
The Charles Schwab Corp.	150,000	$4,039,500

Electric — 0.5%
SCE Trust I	83,775	2,120,345
SCE Trust II	14,730	361,769
SCE Trust III	161,355	4,316,246
SCE Trust IV	340,000	9,234,400

		16,032,760

Pharmaceuticals — 0.8%
Allergan PLC	25,322	26,086,218

Telecommunications — 0.1%
T-Mobile US, Inc.	68,063	4,608,546

TOTAL PREFERRED STOCKS (Cost $53,925,955)		57,503,544

	Par (000)	Value†
CORPORATE BONDS — 17.3%
Advertising — 0.1%
Lamar Media Corp.
5.875%, 02/01/22	$900	945,000
5.000%, 05/01/23	850	860,625

		1,805,625

Aerospace & Defense — 0.1%
Harris Corp. 1.999%, 04/27/18	1,080	1,067,867
Moog, Inc. 5.250%, 12/01/22 144A @	650	656,500

		1,724,367

Airlines — 0.1%
Continental Airlines 2009-1 Pass Through Trust 9.000%, 07/08/16	683	704,350
Delta Air Lines 2009-1, Class A Pass Through Trust 7.750%, 12/17/19	420	471,474
Delta Air Lines 2011-1, Class A Pass Through Trust 5.300%, 04/15/19	428	452,764
US Airways 2010-1 Class A, Pass Through Trust 6.250%, 04/22/23	1,752	1,962,719
US Airways 2010-1 Class B, Pass Through Trust 8.500%, 04/22/17^	171	180,036
US Airways 2012-2 Class A, Pass Through Trust 4.625%, 06/03/25	245	253,771
US Airways 2012-2 Class B Pass Through Trust 6.750%, 06/03/21^	476	499,377

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2015

Flexibly Managed Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Airlines — (continued)
US Airways 2013-1 Class A, Pass Through Trust 3.950%, 11/15/25	$5	$4,546
US Airways 2013-1 Class B, Pass Through Trust 5.375%, 11/15/21	5	4,690

		4,533,727

Apparel — 0.2%
Hanesbrands, Inc. 6.375%, 12/15/20	4,375	4,528,125
Levi Strauss & Co. 6.875%, 05/01/22	2,175	2,327,250

		6,855,375

Banks — 0.6%
Bank of New York Mellon Corp. 4.950%, 12/29/49 •	5,800	5,684,000
JPMorgan Chase & Co. 5.300%, 12/29/49 •	10,255	10,216,544
Regions Bank 7.500%, 05/15/18	75	83,335
State Street Corp. 5.250%, 12/29/49 •	4,360	4,365,450
Synovus Financial Corp. 5.125%, 06/15/17	105	107,625

		20,456,954

Beverages — 0.0%
PepsiCo, Inc. 1.250%, 04/30/18	1,035	1,031,224

Chemicals — 0.1%
Cytec Industries, Inc. 3.950%, 05/01/25	3,680	3,539,258

Diversified Financial Services — 2.3%
American Honda Finance Corp. 0.950%, 05/05/17	2,200	2,187,185
Caterpillar Financial Services Corp.
1.250%, 11/06/17	2,345	2,335,958
2.250%, 12/01/19	1,155	1,158,074
Ford Motor Credit Co. LLC
2.500%, 01/15/16	2,190	2,190,495
1.561%, 05/09/16•	3,755	3,760,114
4.250%, 02/03/17	1,340	1,369,090
0.956%, 03/27/17•	7,660	7,558,206
1.461%, 03/27/17	10,560	10,459,807
6.625%, 08/15/17	1,675	1,785,346
0.852%, 09/08/17•	4,325	4,264,710
0.902%, 12/06/17•	6,325	6,243,736
1.724%, 12/06/17	2,150	2,116,884
2.145%, 01/09/18	2,960	2,949,051
5.000%, 05/15/18	1,800	1,890,711
2.375%, 03/12/19	4,275	4,214,316
2.597%, 11/04/19	5,350	5,252,833
International Lease Finance Corp. 2.287%, 06/15/16 •	2,905	2,897,738

	Par (000)	Value†

Diversified Financial Services — (continued)
National Rural Utilities Cooperative Finance Corp. 0.950%, 04/24/17	$1,050	$1,044,948
Visa, Inc. 1.200%, 12/14/17	11,030	11,017,635

		74,696,837

Electric — 0.1%
Berkshire Hathaway Energy Co. 2.400%, 02/01/20	2,550	2,526,214
CMS Energy Corp.
6.550%, 07/17/17	895	955,722
8.750%, 06/15/19	415	496,147
Otter Tail Corp. 9.000%, 12/15/16^	890	947,850

		4,925,933

Electronics — 0.0%
Amphenol Corp. 1.550%, 09/15/17	920	915,307

Engineering & Construction — 0.1%
SBA Communications Corp. 4.875%, 07/15/22	1,875	1,846,875

Entertainment — 0.1%
Cedar Fair LP 5.250%, 03/15/21	2,575	2,652,250
Six Flags Entertainment Corp. 5.250%, 01/15/21 144A @	400	405,000

		3,057,250

Food — 0.0%
B&G Foods, Inc. 4.625%, 06/01/21	1,525	1,509,750

Gas — 0.1%
Southern California Gas Co. 3.200%, 06/15/25	3,225	3,226,216

Healthcare Products — 0.4%
Becton Dickinson and Co.
1.800%, 12/15/17	3,590	3,584,780
2.675%, 12/15/19	2,175	2,186,841
Medtronic, Inc.
1.500%, 03/15/18	4,025	4,022,666
2.500%, 03/15/20	2,845	2,865,185

		12,659,472

Healthcare Services — 1.4%
Centene Corp. 5.750%, 06/01/17	2,100	2,163,000
Community Health Systems, Inc.
5.125%, 08/15/18	2,300	2,311,500
7.125%, 07/15/20	3,695	3,681,144
5.125%, 08/01/21	1,225	1,218,875
DaVita HealthCare Partners, Inc.
5.750%, 08/15/22	15,165	15,619,950
5.125%, 07/15/24	4,710	4,710,000

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2015

Flexibly Managed Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Healthcare Services — (continued)
Fresenius Medical Care U.S. Finance II, Inc.
5.625%, 07/31/19 144A @	$4,175	$4,498,562
5.875%, 01/31/22 144A @	2,500	2,675,000
HCA, Inc.
8.000%, 10/01/18	4,835	5,409,156
6.500%, 02/15/20	2,125	2,315,188
UnitedHealth Group, Inc. 1.400%, 12/15/17	1,545	1,540,453
Wellcare Health Plans, Inc. 5.750%, 11/15/20	1,800	1,854,000

		47,996,828

Insurance — 0.0%
Marsh & McLennan Cos., Inc. 2.350%, 03/06/20	1,205	1,194,477

Internet — 0.1%
Amazon.com, Inc. 2.600%, 12/05/19	4,155	4,220,159

Lodging — 0.2%
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp. 5.625%, 10/15/21	7,750	8,030,938

Machinery — Diversified — 0.5%
Case New Holland Industrial, Inc. 7.875%, 12/01/17	341	360,608
CNH Industrial Capital LLC
6.250%, 11/01/16	5,400	5,501,250
3.250%, 02/01/17	3,225	3,192,750
3.625%, 04/15/18	5,700	5,611,650
Xylem, Inc.
3.550%, 09/20/16	1,300	1,317,741
4.875%, 10/01/21	415	441,122

		16,425,121

Media — 1.1%
CCO Holdings LLC 7.375%, 06/01/20	3,950	4,112,938
CCO Safari II LLC 3.579%, 07/23/20 144A @	2,225	2,211,670
Cequel Communications Holdings I LLC 6.375%, 09/15/20 144A @	3,550	3,470,125
DISH DBS Corp.
7.125%, 02/01/16	8,750	8,777,344
4.625%, 07/15/17	600	612,000
Unitymedia GmbH 6.125%, 01/15/25 144A @	4,275	4,224,341
Unitymedia Hessen GmbH & Co. KG 5.500%, 01/15/23 144A @	4,100	4,089,750
Univision Communications, Inc.
8.500%, 05/15/21 144A @	4,875	4,984,687
6.750%, 09/15/22 144A @	3,419	3,542,939

		36,025,794

	Par (000)	Value†

Oil & Gas — 2.6%
Canadian Natural Resources Ltd. 1.750%, 01/15/18	1,000	$972,626
Chevron Corp. 1.365%, 03/02/18	4,400	4,364,791
Concho Resources, Inc.
7.000%, 01/15/21	13,265	13,066,025
6.500%, 01/15/22	5,525	5,304,000
5.500%, 10/01/22	2,425	2,206,750
5.500%, 04/01/23	8,400	7,770,000
Diamondback Energy, Inc. 7.625%, 10/01/21	2,850	2,878,500
EQT Corp.
6.500%, 04/01/18	1,620	1,702,708
8.125%, 06/01/19	1,754	1,894,646
4.875%, 11/15/21	8,005	7,621,312
Range Resources Corp.
5.750%, 06/01/21	8,687	6,862,730
5.000%, 08/15/22	12,750	9,530,625
5.000%, 03/15/23	16,750	12,478,750
4.875%, 05/15/25 144A @	4,100	3,116,000
Shell International Finance BV 0. 762%, 05/11/20 •	6,720	6,621,572

		86,391,035

Pharmaceuticals — 0.1%
Eli Lilly & Co. 1.250%, 03/01/18	2,200	2,194,582
Johnson & Johnson 1.125%, 11/21/17	1,360	1,359,687

		3,554,269

Pipelines — 1.4%
Energy Transfer Partners LP
4.150%, 10/01/20	1,925	1,775,799
4.900%, 02/01/24	2,465	2,197,424
MPLX LP
5.500%, 02/15/23 144A @	10,260	8,977,500
4.500%, 07/15/23 144A @	15,500	13,867,850
4.875%, 12/01/24 144A @	1,600	1,436,000
ONEOK Partners LP 2.000%, 10/01/17	830	792,810
Targa Resources Partners LP
5.000%, 01/15/18 144A @	6,400	5,920,000
4.125%, 11/15/19	1,325	1,103,063
6.875%, 02/01/21	5,100	4,615,500
5.250%, 05/01/23	2,775	2,247,750
4.250%, 11/15/23	3,325	2,560,250

		45,493,946

Real Estate — 0.1%
CBRE Services, Inc. 5.000%, 03/15/23	900	904,580
Iron Mountain, Inc.144A @	2,975,000	3,138,625

		4,043,205

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2015

Flexibly Managed Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Retail — 1.1%
AmeriGas Finance LLC
6.750%, 05/20/20	$675	$656,438
7.000%, 05/20/22	1,525	1,475,437
AmeriGas Partners Finance LP 6.250%, 08/20/19	600	576,000
AutoZone, Inc. 2.500%, 04/15/21	1,915	1,868,594
Group 1 Automotive, Inc. 5.000%, 06/01/22	2,050	2,029,500
L Brands, Inc.
6.900%, 07/15/17	2,250	2,407,500
8.500%, 06/15/19	900	1,046,250
7.000%, 05/01/20	900	1,014,750
6.625%, 04/01/21	1,925	2,131,937
5.625%, 10/15/23	2,750	2,915,000
McDonald’s Corp. 2.100%, 12/07/18	505	505,325
Rite Aid Corp.
9.250%, 03/15/20	8,890	9,401,175
6.750%, 06/15/21	7,950	8,327,625
Suburban Propane Partners LP 7.375%, 08/01/21	750	720,000

		35,075,531

Semiconductors — 0.8%
NXP BV
5.750%, 02/15/21 144A @	5,075	5,278,000
5.750%, 03/15/23 144A @	2,150	2,219,875
NXP BV/NXP Funding LLC
3.500%, 09/15/16 144A @	2,275	2,277,844
3.750%, 06/01/18 144A @	16,075	16,155,375

		25,931,094

Software — 0.3%
Fiserv, Inc. 2.700%, 06/01/20	5,175	5,132,058
IMS Health, Inc. 6.000%, 11/01/20 144A @	875	901,250
SS&C Technologies Holdings, Inc. 5.875%, 07/15/23 144A @	2,925	3,020,062

		9,053,370

Telecommunications — 3.3%
Crown Castle International Corp.
4.875%, 04/15/22	5,150	5,343,125
5.250%, 01/15/23	11,240	11,816,050
SBA Communications Corp. 5.625%, 10/01/19	3,175	3,309,938
SBA Telecommunications, Inc. 5.750%, 07/15/20	10,750	11,180,000
T-Mobile USA, Inc.
6.542%, 04/28/20	11,675	12,171,187
6.625%, 11/15/20	5,475	5,691,208
Telesat Canada 6.000%, 05/15/17 144A @	3,420	3,445,650
UPC Holding BV 6.375%, 09/15/22 144A @	2,275	2,625,162

	Par (000)	Value†

Telecommunications — (continued)
UPCB Finance V Ltd. 7.250%, 11/15/21 144A @	$16,452	$17,480,250
UPCB Finance VI Ltd. 6.875%, 01/15/22 144A @	22,660	23,963,161
Virgin Media Secured Finance PLC
5.375%, 04/15/21 144A @	5,625	5,807,812
6.000%, 04/15/21 144A @	1,215	1,849,735
5.250%, 01/15/26 144A @	3,450	3,355,125

		108,038,403

TOTAL CORPORATE BONDS (Cost $593,865,117)		574,258,340

LOAN AGREEMENTS — 4.3%‡
Apparel — 0.0%
Hanesbrands, Inc. 3.250%, 04/29/22 •	645	646,467

Beverages — 0.3%
De Master Blenders•
4.250%, 07/02/22	1,714	1,853,380
4.250%, 07/02/22	8,924	8,868,240

		10,721,620

Commercial Services — 0.3%
Kronos, Inc.
4.500%, 10/30/19•	5,437	5,338,689
9.750%, 04/30/20	6,122	6,071,045

		11,409,734

Diversified Financial Services — 0.1%
Hilton Worldwide Finance LLC 3.500%, 10/26/20 •	3,891	3,880,512

Electric — 0.0%
Texas Competitive Electric Holdings Co. LLC 3.750%, 11/07/16 •	1,016	1,005,683

Entertainment — 0.1%
Kasima LLC 3.250%, 05/17/21 •	530	524,886
Peninsula Gaming LLC 4.250%, 11/20/17 •	2,984	2,968,658

		3,493,544

Food — 0.2%
Pinnacle Foods Finance LLC
3.000%, 04/29/20•	4,246	4,171,141
3.000%, 04/29/20•	3,763	3,696,726

		7,867,867

Healthcare Services — 0.9%
Davita Healthcare Partners, Inc. 3.500%, 06/24/21 •	9,435	9,384,150
HCA, Inc. 3.174%, 03/31/17 •	18,796	18,762,122

		28,146,272

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2015

Flexibly Managed Fund

	Par (000)	Value†
LOAN AGREEMENTS — (continued)
Holding Companies — 1.1%
Intelsat Jackson Holdings 3.750%, 06/30/19	$37,396	$35,286,070

Media — 0.2%
Cequel Communications LLC 3.813%, 02/14/19 •	3,499	3,439,697
Charter Communications Operating LLC
3.000%, 07/01/20•	2,072	2,030,873
3.000%, 01/03/21•	1,446	1,415,285
Univision Communications, Inc. 4.000%, 03/01/20 •	247	241,690

		7,127,545

Semiconductors — 0.1%
NXP BV 3.750%, 12/07/20	2,475	2,460,769

Telecommunications — 1.0%
First Data Corp.
3.918%, 03/23/18•	4,650	4,583,458
3.918%, 09/24/18•	1,100	1,083,500
Telesat Canada
3.000%, 03/28/17•	619	442,699
3.500%, 03/28/19•	5,377	5,280,858
3.250%, 03/28/19•,^	3,647	2,598,250
UPC Financing Partnership 3.250%, 06/30/21 •	19,275	18,895,475

		32,884,240

TOTAL LOAN AGREEMENTS (Cost $149,409,144)		144,930,323

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 15.1%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares	9,705,846	9,705,846
T. Rowe Price Reserve Investment Fund	491,318,276	491,318,276

TOTAL SHORT-TERM INVESTMENTS (Cost $501,024,122)		501,024,122

TOTAL INVESTMENTS — 99.9% (Cost $3,020,231,801)		$3,320,241,746

Other Assets & Liabilities — 0.1%		1,954,645

TOTAL NET ASSETS — 100.0%		$3,322,196,391

	Number of Contracts	Value†
WRITTEN OPTIONS
Call Options
Altria Group, Inc., $55.00, 01/15/2016	(615)	(218,940)
American Tower Corp., $105.00, 01/15/2016	(464)	(2,320)
American Tower Corp., $110.00, 01/15/2016	(557)	(2,785)

	Number of Contracts	Value†

Call Options — (continued)
American Tower Corp., $115.00, 01/15/2016	(291)	$(1,455)
Anthem, Inc., $155.00, 01/15/2016	(10)	(10)
Anthem, Inc., $160.00, 01/15/2016	(10)	(50)
Apple, Inc., $130.00, 01/20/2017	(1,026)	(343,710)
Apple, Inc., $135.00, 01/20/2017	(1,026)	(256,500)
Apple, Inc., $140.00, 01/20/2017	(1,026)	(191,862)
Bank of New York Mellon Corp., $47.00, 01/20/2017	(1,901)	(311,764)
Comcast Corp., $62.50, 01/20/2017	(2,713)	(743,362)
Comcast Corp., $65.00, 01/20/2017	(2,712)	(583,080)
CVS Health Corp., $110.00, 01/15/2016	(786)	(786)
CVS Health Corp., $115.00, 01/15/2016	(237)	(237)
CVS Health Corp., $120.00, 01/15/2016	(237)	(237)
CVS Health Corp., $90.00, 01/15/2016	(546)	(468,468)
CVS Health Corp., $95.00, 01/15/2016	(545)	(193,475)
Danaher Corp., $105.00, 01/20/2017	(290)	(84,100)
Danaher Corp., $110.00, 01/20/2017	(289)	(58,956)
Danaher Corp., $115.00, 01/20/2017	(289)	(30,345)
Duke Energy Corp., $70.00, 01/20/2017	(192)	(88,320)
Lowe’s Cos, Inc., $60.00, 01/15/2016	(1,364)	(2,291,520)
Lowe’s Cos, Inc., $75.00, 01/15/2016	(480)	(95,040)
Microsoft Corp., $62.50, 01/20/2017	(1,545)	(370,800)
Microsoft Corp., $65.00, 01/20/2017	(1,545)	(285,825)
Mondelez International, Inc., $45.00, 01/15/2016	(781)	(66,385)
PepsiCo, Inc., $100.00, 01/15/2016	(794)	(123,070)
PepsiCo, Inc., $105.00, 01/15/2016	(469)	(1,876)
PepsiCo, Inc., $110.00, 01/15/2016	(774)	(774)
The Bank of New York Mellon Corp., $45.00, 01/20/2017	(1,900)	(486,400)
The Boeing Co., $140.00, 01/15/2016	(62)	(36,580)
The Boeing Co., $160.00, 01/20/2017	(270)	(157,950)
The Boeing Co., $165.00, 01/20/2017	(269)	(118,360)
The Boeing Co., $170.00, 01/20/2017	(269)	(92,805)
Thermo Fisher Scientific, Inc., $150.00, 01/15/2016	(578)	(9,826)
Thermo Fisher Scientific, Inc., $160.00, 01/20/2017	(202)	(107,060)
Thermo Fisher Scientific, Inc., $165.00, 01/20/2017	(201)	(76,380)
Thermo Fisher Scientific, Inc., $170.00, 01/20/2017	(201)	(60,300)
UnitedHealth Group, Inc., $100.00, 01/15/2016	(431)	(818,900)
UnitedHealth Group, Inc., $105.00, 01/15/2016	(430)	(589,100)
UnitedHealth Group, Inc., $120.00, 01/15/2016	(233)	(26,795)
UnitedHealth Group, Inc., $140.00, 01/20/2017	(146)	(59,130)
UnitedHealth Group, Inc., $145.00, 01/20/2017	(146)	(43,800)
Visa, Inc., $70.00, 01/15/2016	(708)	(598,968)
Visa, Inc., $75.00, 01/15/2016	(1,876)	(637,840)

TOTAL WRITTEN OPTIONS (Premiums $(8,944,776))		(10,736,246)

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2015

Flexibly Managed Fund

†	See Security Valuation Note.
*	Non-income producing security.
144A @	Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “accredited investors”. Unless otherwise indicated, the security is considered liquid.
•	Variable Rate Security.
^	Illiquid security. The total market value of illiquid securities at December 31, 2015 is $4,225,513.
‡	Loan Agreements in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the Prime Rate offered by one or more major U.S. banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the actual rate at December 31, 2015. Loan Agreements, while exempt from registration under the Security Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Floating rate Loan Agreements often require repayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.

LLC — Limited Liability Company.

LP — Limited Partnership.

PLC — Public Limited Company.

Country Weightings as of 12/31/2015††
United States	92%
United Kingdom	3
Netherlands	2
Canada	1
Cayman Islands	1
Germany	1

Total	100%

††% of total investments as of December 31, 2015

Summary of inputs used to value the Fund’s investments as of 12/31/2015 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2015	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Aerospace & Defense	$20,199,223	$20,199,223	$—	$—
Agriculture	61,915,725	61,915,725	—	—
Auto Parts & Equipment	52,415,077	52,415,077	—	—
Banks	69,290,016	69,290,016	—	—
Beverages	26,267,698	20,763,376	5,504,322	—
Biotechnology	16,481,630	16,481,630	—	—

ASSETS TABLE
Description	Total Market Value at 12/31/2015	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS (continued)
Commercial Services	$20,731,860	$16,494,122	$4,237,738	$—
Computers	88,926,606	88,926,606	—	—
Diversified Financial Services	86,381,906	86,381,906	—	—
Electric	91,182,521	91,182,521	—	—
Electrical Components & Equipment	24,233,398	24,233,398	—	—
Electronics	198,223,004	198,223,004	—	—
Food	30,876,550	13,779,332	17,097,218	—
Healthcare Products	79,063,904	79,063,904	—	—
Healthcare Services	112,028,032	112,028,032	—	—
Insurance	185,029,645	185,029,645	—	—
Internet	41,913,779	41,913,779	—	—
Machinery —Diversified	54,017,696	54,017,696	—	—
Media	36,831,861	36,831,861	—	—
Miscellaneous Manufacturing	164,131,741	164,131,741	—	—
Oil & Gas	32,445,929	32,445,929	—	—
Pharmaceuticals	108,371,710	108,371,710	—	—
Retail	133,104,336	133,104,336	—	—
Semiconductors	8,194,095	8,194,095	—	—
Software	145,354,646	145,354,646	—	—
Telecommunications	15,823,542	15,823,542	—	—
REAL ESTATE INVESTMENT TRUSTS	125,717,199	125,717,199	—	—
TOTAL PREFERRED STOCKS	57,503,544	57,503,544	—	—
AGENCY OBLIGATION	6,653,606	—	6,653,606	—
ASSET BACKED SECURITIES	6,718,482	—	6,718,482	—
CORPORATE BONDS	574,258,340	—	574,258,340	—
LOAN AGREEMENTS	144,930,323	—	144,930,323	—
SHORT-TERM INVESTMENTS	501,024,122	501,024,122	—	—

TOTAL INVESTMENTS	$3,320,241,746	$2,560,841,717	$759,400,029	$—

LIABILITIES TABLE
Description	Total Market Value at 12/31/2015	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
WRITTEN OPTIONS	$(10,736,246)	$—	$(10,736,246)	$—

TOTAL LIABILITIES	$(10,736,246)	$—	$(10,736,246)	$—

It Is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period.

Fair Value of Level 2 at 12/31/14 was $97,483,107 which was a result of valuing investments using third-party vendor modeling tools. An amount of $97,483,107 was transferred from Level 2 into Level 1 at 12/31/2015 as a result of using quoted prices in active market for such foreign securities.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2015

Balanced Fund

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 59.7%
Penn Series Index 500 Fund* (Cost $20,559,553)	2,833,910	$45,739,306

AFFILIATED FIXED INCOME FUNDS — 39.8%
Penn Series Quality Bond Fund* (Cost $25,449,559)	2,267,128	30,492,870

SHORT-TERM INVESTMENTS — 0.6%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $454,818)	454,818	454,818

TOTAL INVESTMENTS — 100.1% (Cost $46,463,930)		$76,686,994

Other Assets & Liabilities — (0.1)%		(100,374)

TOTAL NET ASSETS — 100.0%		$76,586,620

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 12/31/2015 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2015	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$45,739,306	$45,739,306	$—	$—
AFFILIATED FIXED INCOME FUNDS	30,492,870	30,492,870	—	—
SHORT-TERM INVESTMENTS	454,818	454,818	—	—

TOTAL INVESTMENTS	$76,686,994	$76,686,994	$—	$—

It Is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2015

Large Growth Stock Fund

	Number of Shares	Value†
COMMON STOCKS — 96.2%
Aerospace & Defense — 1.6%
The Boeing Co.	33,700	$4,872,683

Airlines — 2.3%
American Airlines Group, Inc.	122,200	5,175,170
United Continental Holdings, Inc.*	28,900	1,655,970

		6,831,140

Apparel — 2.1%
Hanesbrands, Inc.	99,200	2,919,456
NIKE, Inc., Class B	53,800	3,362,500

		6,281,956

Auto Manufacturers — 1.4%
Ferrari NV*	15,360	737,280
Tesla Motors, Inc.*	14,440	3,465,744

		4,203,024

Auto Parts & Equipment — 1.0%
BorgWarner, Inc.	46,700	2,018,841
Delphi Automotive PLC	12,600	1,080,198

		3,099,039

Banks — 1.6%
Morgan Stanley	94,900	3,018,769
State Street Corp.	26,200	1,738,632

		4,757,401

Biotechnology — 8.9%
Alexion Pharmaceuticals, Inc.*	33,900	6,466,425
Biogen, Inc.*	7,600	2,328,260
Celgene Corp.*	38,400	4,598,784
Gilead Sciences, Inc.	39,200	3,966,648
Illumina, Inc.*	5,300	1,017,308
Incyte Corp.*	21,000	2,277,450
Regeneron Pharmaceuticals, Inc.*	5,400	2,931,498
Vertex Pharmaceuticals, Inc.*	21,300	2,680,179

		26,266,552

Building Materials — 0.4%
Martin Marietta Materials, Inc.	9,600	1,311,168

Chemicals — 0.6%
Ashland, Inc.	17,000	1,745,900

Commercial Services — 3.8%
MasterCard, Inc., Class A	83,200	8,100,352
Mobileye NV	43,400	1,834,952
PayPal Holdings, Inc.*	39,000	1,411,800

		11,347,104

Computers — 2.2%
Apple, Inc.	58,300	6,136,658
IHS, Inc.*	3,100	367,133

		6,503,791

Diversified Financial Services — 4.5%
BlackRock, Inc.	2,200	749,144
Intercontinental Exchange, Inc.	11,600	2,972,616

	Number of Shares	Value†

Diversified Financial Services — (continued)
TD Ameritrade Holding Corp.	39,900	$1,384,929
Visa, Inc., Class A	104,800	8,127,240

		13,233,929

Healthcare Products — 1.5%
Intuitive Surgical, Inc.*	7,850	4,287,356

Healthcare Services — 4.2%
Anthem, Inc.	27,600	3,848,544
Cigna Corp.	16,000	2,341,280
Humana, Inc.	14,300	2,552,693
UnitedHealth Group, Inc.	30,800	3,623,312

		12,365,829

Internet — 24.9%
Alibaba Group Holding Ltd. ADR*	31,437	2,554,885
Alphabet, Inc., Class A*	13,800	10,736,538
Alphabet, Inc., Class C*	12,940	9,819,907
Amazon.com, Inc.*	31,700	21,425,713
Facebook, Inc., Class A*	81,200	8,498,392
LinkedIn Corp., Class A*	13,300	2,993,564
Netflix, Inc.*	9,300	1,063,734
Tencent Holdings Ltd.	194,800	3,814,181
The Priceline Group, Inc.*	8,100	10,327,095
VeriSign, Inc.*	30,300	2,647,008

		73,881,017

Leisure Time — 0.7%
Royal Caribbean Cruises Ltd.	20,100	2,034,321

Lodging — 2.6%
Hilton Worldwide Holdings, Inc.	55,100	1,179,140
Las Vegas Sands Corp.	25,700	1,126,688
Marriott International, Inc., Class A	29,600	1,984,384
MGM Resorts International*	149,090	3,387,325

		7,677,537

Machinery — Diversified — 2.3%
Flowserve Corp.	30,675	1,290,804
Roper Technologies, Inc.	17,200	3,264,388
Wabtec Corp.	30,000	2,133,600

		6,688,792

Media — 1.5%
The Walt Disney Co.	43,500	4,570,980

Miscellaneous Manufacturing — 2.8%
Danaher Corp.	89,800	8,340,624

Pharmaceuticals — 7.1%
Allergan PLC*	29,513	9,222,813
BioMarin Pharmaceutical, Inc.*	13,900	1,456,164
Bristol-Myers Squibb Co.	49,800	3,425,742
McKesson Corp.	18,100	3,569,863
Valeant Pharmaceuticals International, Inc.*	32,300	3,283,295

		20,957,877

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2015

Large Growth Stock Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Retail — 8.7%
AutoZone, Inc.*	4,500	$3,338,595
CarMax, Inc.*	34,300	1,851,171
Chipotle Mexican Grill, Inc.*	4,100	1,967,385
Costco Wholesale Corp.	5,300	855,950
CVS Health Corp.	21,800	2,131,386
Lowe’s Cos., Inc.	51,700	3,931,268
Ross Stores, Inc.	36,700	1,974,827
Starbucks Corp.	39,400	2,365,182
The Home Depot, Inc.	10,800	1,428,300
Tractor Supply Co.	30,900	2,641,950
Walgreens Boots Alliance, Inc.	39,500	3,363,623

		25,849,637

Semiconductors — 0.3%
ASML Holding N.V.	9,200	816,684

Software — 6.6%
Akamai Technologies, Inc.*	27,500	1,447,325
Fiserv, Inc.*	22,500	2,057,850
Microsoft Corp.	178,700	9,914,276
NetSuite, Inc.*	15,600	1,320,072
salesforce.com, Inc.*	40,600	3,183,040
ServiceNow, Inc.*	20,100	1,739,856

		19,662,419

Telecommunications — 1.2%
Crown Castle International Corp.	24,600	2,126,670
Palo Alto Networks, Inc.*	7,200	1,268,208
T-Mobile US, Inc.*	7,500	293,400

		3,688,278

Transportation — 1.4%
Canadian Pacific Railway Ltd.	19,200	2,449,920
FedEx Corp.	10,900	1,623,991

		4,073,911

TOTAL COMMON STOCKS (Cost $200,800,430)		285,348,949

PREFERRED STOCKS — 1.3%
Internet — 0.8%
Dropbox. Inc., Class A*~^	24,940	234,463
Flipkart Ltd. Ordinary Shares*^,~	566	80,508
Flipkart Ltd. Series A*^,~	196	27,879
Flipkart Ltd. Series C*^,~	341	48,504
Flipkart Ltd. Series E*^,~	636	90,465
Flipkart Ltd. Series G*^,~	2,888	410,789
Flipkart Ltd. Series H*^,~	2,579	366,837
Livingsocial, Inc., Series F, CONV*^,~	15,066	896
Uber Technologies, Inc. Series G, CONV*^,~	12,545	611,848
Xiaoju Kuaizhi, Inc (didi) CONV*^,~	11,920	364,472

		2,236,661

	Number of Shares	Value†

Lodging — 0.4%
Airbnb, Inc Series E, CONV*^,~	3,694	$343,890
Airbnb, Inc. Series D*^,~	9,999	930,851

		1,274,741

Real Estate — 0.1%
WeWork Companies, Inc. Class A*~^	923	30,357
WeWork Companies, Inc. Series E*^,~	8,297	272,885

		303,242

TOTAL PREFERRED STOCKS (Cost $3,496,180)		3,814,644

REAL ESTATE INVESTMENT TRUSTS — 1.3%
Diversified — 1.3%
American Tower Corp. (Cost $2,482,845)	39,800	$3,858,610

SHORT-TERM INVESTMENTS — 2.7%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares	8,186,244	8,186,244
T. Rowe Price Reserve Investment Fund	1,011	1,011

TOTAL SHORT-TERM INVESTMENTS (Cost $8,187,255)		8,187,255

TOTAL INVESTMENTS — 101.5% (Cost $214,966,710)		$301,209,458

Other Assets & Liabilities — (1.5)%		(4,506,325)

TOTAL NET ASSETS — 100.0%		$296,703,133

†	See Security Valuation Note.
*	Non-income producing security.
^	Illiquid security. The total market value of illiquid securities at December 31, 2015 is $3,814,644.
~	Fair valued security. The total market value of fair valued securities at December 31, 2015 is $3,814,644.

ADR — American Depository Receipt.

CONV — Convertible Security.

PLC — Public Limited Company.

Country Weightings as of 12/31/2015††
United States	95%
Canada	2
China	2
Israel	1

Total	100%

††%	of total investments as of December 31, 2015

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2015

Large Growth Stock Fund

Summary of inputs used to value the Fund’s investments as of 12/31/2015 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2015	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Aerospace & Defense	$4,872,683	$4,872,683	$—	$—
Airlines	6,831,140	6,831,140	—	—
Apparel	6,281,956	6,281,956	—	—
Auto Manufacturers	4,203,024	4,203,024	—	—
Auto Parts & Equipment	3,099,039	3,099,039	—	—
Banks	4,757,401	4,757,401	—	—
Biotechnology	26,266,552	26,266,552	—	—
Building Materials	1,311,168	1,311,168	—	—
Chemicals	1,745,900	1,745,900	—	—
Commercial Services	11,347,104	11,347,104	—	—
Computers	6,503,791	6,503,791	—	—
Diversified Financial Services	13,233,929	13,233,929	—	—
Healthcare Products	4,287,356	4,287,356	—	—
Healthcare Services	12,365,829	12,365,829	—	—
Internet	73,881,017	70,066,836	3,814,181	—
Leisure Time	2,034,321	2,034,321	—	—
Lodging	7,677,537	7,677,537	—	—
Machinery —Diversified	6,688,792	6,688,792	—	—
Media	4,570,980	4,570,980	—	—
Miscellaneous Manufacturing	8,340,624	8,340,624	—	—
Pharmaceuticals	20,957,877	20,957,877	—	—
Retail	25,849,637	25,849,637	—	—
Semiconductors	816,684	816,684	—	—
Software	19,662,419	19,662,419	—	—
Telecommunications	3,688,278	3,688,278	—	—
Transportation	4,073,911	4,073,911	—	—
REAL ESTATE INVESTMENT TRUSTS
Diversified	3,858,610	3,858,610	—	—
PREFERRED STOCKS	3,814,644	—	—	3,814,644
SHORT-TERM INVESTMENTS	8,187,255	8,187,255	—	—

TOTAL INVESTMENTS	$301,209,458	$293,580,633	$3,814,181	$3,814,644

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Investments in Securities (Market Value)
Balance as of 12/31/2014	$1,233,258
Purchases	2,150,982
Change in Appreciation/(Depreciation)	430,404

Balance as of 12/31/2015	3,814,644

It Is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2015

Large Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — 99.6%
Advertising — 0.4%
Omnicom Group, Inc.	2,214	$167,511

Aerospace & Defense — 2.3%
United Technologies Corp.	10,241	983,853

Apparel — 4.9%
Burberry Group PLC	20,799	365,940
LVMH Moet Hennessy Louis Vuitton S.E.	4,561	716,401
NIKE, Inc., Class B	6,826	426,625
VF Corp.	10,090	628,103

		2,137,069

Beverages — 2.1%
AMBEV S.A. ADR	49,145	219,187
PepsiCo, Inc.	2,413	241,107
Pernod Ricard S.A.	3,988	454,811

		915,105

Chemicals — 9.7%
Ecolab, Inc.	8,573	980,580
LyondellBasell Industries NV, Class A	6,661	578,841
Monsanto Co.	10,332	1,017,909
PPG Industries, Inc.	6,554	647,666
Praxair, Inc.	5,447	557,773
The Sherwin-Williams Co.	1,779	461,828

		4,244,597

Commercial Services — 4.0%
Equifax, Inc.	4,537	505,286
MasterCard, Inc., Class A	6,680	650,365
Moody’s Corp.	6,004	602,441

		1,758,092

Computers — 10.1%
Accenture PLC, Class A	20,635	2,156,357
Apple, Inc.	9,043	951,866
Cognizant Technology Solutions Corp., Class A*	10,175	610,704
EMC Corp.	26,569	682,292

		4,401,219

Cosmetics & Personal Care — 4.3%
Colgate-Palmolive Co.	22,608	1,506,145
L’Oreal S.A.	2,112	355,251

		1,861,396

Distribution & Wholesale — 2.9%
Fastenal Co.	7,993	326,274
W.W. Grainger, Inc.	4,566	925,026

		1,251,300

Diversified Financial Services — 6.4%
CME Group, Inc.	2,381	215,719
Franklin Resources, Inc.	16,477	606,683
The Charles Schwab Corp.	7,289	240,027
Visa, Inc., Class A	22,622	1,754,336

		2,816,765

	Number of Shares	Value†

Electronics — 7.4%
Amphenol Corp., Class A	6,542	$341,689
Mettler-Toledo International, Inc.*	2,146	727,773
Thermo Fisher Scientific, Inc.	10,254	1,454,530
Waters Corp.*	5,300	713,274

		3,237,266

Food — 1.4%
Danone S.A.	9,336	630,869

Healthcare Products — 3.2%
DENTSPLY International, Inc.	9,618	585,255
St. Jude Medical, Inc.	3,559	219,840
The Cooper Cos., Inc.	4,384	588,333

		1,393,428

Household Products & Wares — 0.7%
Church & Dwight Co., Inc.	3,743	317,706

Internet — 6.3%
Alphabet, Inc. Class A*	3,538	2,752,599

Media — 4.3%
Discovery Communications, Inc., Class A*	6,992	186,546
The Walt Disney Co.	2,162	227,183
Time Warner, Inc.	9,701	627,364
Twenty-First Century Fox, Inc., Class A	30,257	821,780

		1,862,873

Miscellaneous Manufacturing — 3.1%
Colfax Corp.*	13,513	315,528
Danaher Corp.	11,426	1,061,247

		1,376,775

Oil & Gas Services — 0.5%
Schlumberger Ltd.	3,223	224,804

Pharmaceuticals — 9.5%
Abbott Laboratories	18,768	842,871
Eli Lilly & Co.	6,047	509,520
Express Scripts Holding Co.*	7,873	688,179
Mead Johnson Nutrition Co.	12,705	1,003,060
Roche Holding AG	2,227	617,121
Zoetis, Inc.	10,346	495,780

		4,156,531

Retail — 6.3%
AutoZone, Inc.*	1,101	816,843
CVS Health Corp.	11,378	1,112,427
The TJX Cos., Inc.	11,426	810,218

		2,739,488

Semiconductors — 4.6%
Microchip Technology, Inc.	8,469	394,147
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	28,708	653,107
Texas Instruments, Inc.	17,874	979,674

		2,026,928

Software — 4.5%
Fidelity National Information Services, Inc.	14,206	860,884

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2015

Large Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Software — (continued)
Fiserv, Inc.*	5,482	$501,384
Oracle Corp.	16,601	606,434

		1,968,702

Transportation — 0.7%
Union Pacific Corp.	3,937	307,873

TOTAL COMMON STOCKS (Cost $38,711,862)		43,532,749

SHORT-TERM INVESTMENTS — 1.3%
Money Market — 1.3%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $564,096)	564,096	564,096

TOTAL INVESTMENTS — 100.9% (Cost $39,275,958)		$44,096,845

Other Assets & Liabilities — (0.9)%		(395,004)

TOTAL NET ASSETS — 100.0%		$43,701,841

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

PLC — Public Limited Company.

Country Weightings as of 12/31/2015††
United States	86%
Other	5
France	5
Brazil	1
Switzerland	1
Taiwan	1
United Kingdom	1

Total	100%

††%	of total investments as of December 31, 2015

Summary of inputs used to value the Fund’s investments as of 12/31/2015 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2015	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$43,532,749	$40,392,356	$3,140,393	$—
SHORT-TERM INVESTMENTS	564,096	564,096	—	—

TOTAL INVESTMENTS	$44,096,845	$40,956,452	$3,140,393	$—

It Is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2015

Large Core Growth Fund

	Number of Shares	Value†
COMMON STOCKS — 100.4%
Aerospace & Defense — 0.8%
Harris Corp.	10,190	$885,511

Agriculture — 1.4%
Reynolds American, Inc.	33,230	1,533,564

Airlines — 1.9%
Delta Air Lines, Inc.	41,860	2,121,883

Apparel — 2.2%
NIKE, Inc., Class B	39,420	2,463,750

Auto Manufacturers — 0.8%
Tesla Motors, Inc.*	3,871	929,079

Auto Parts & Equipment — 1.0%
Delphi Automotive PLC	13,250	1,135,923

Beverages — 3.0%
Constellation Brands, Inc., Class A	13,890	1,978,491
Monster Beverage Corp.*	8,910	1,327,234

		3,305,725

Biotechnology — 6.9%
Alexion Pharmaceuticals, Inc.*	8,790	1,676,692
Celgene Corp.*	15,820	1,894,603
Gilead Sciences, Inc.	8,487	858,800
Regeneron Pharmaceuticals, Inc.*	3,130	1,699,183
Vertex Pharmaceuticals, Inc.*	12,120	1,525,060

		7,654,338

Chemicals — 1.7%
The Sherwin-Williams Co.	7,520	1,952,192

Commercial Services — 4.9%
Aramark	17,060	550,185
McGraw Hill Financial, Inc.	14,660	1,445,183
PayPal Holdings, Inc.*	36,830	1,333,246
Verisk Analytics, Inc., Class A*	27,490	2,113,431

		5,442,045

Computers — 7.2%
Apple, Inc.	60,095	6,325,600
Cognizant Technology Solutions Corp., Class A*	28,580	1,715,371

		8,040,971

Diversified Financial Services — 7.3%
Intercontinental Exchange, Inc.	8,440	2,162,834
The Charles Schwab Corp.	51,710	1,702,810
Visa, Inc., Class A	55,570	4,309,454

		8,175,098

Electrical Components & Equipment — 0.6%
Acuity Brands, Inc.	2,960	692,048

Food — 2.9%
Hormel Foods Corp.	12,560	993,245
The Kroger Co.	54,600	2,283,918

		3,277,163

Healthcare Products — 3.8%
Align Technology, Inc.*	17,350	1,142,498

	Number of Shares	Value†

Healthcare Products — (continued)
Edwards Lifesciences Corp.*	21,500	$1,698,070
Hologic, Inc.*	36,380	1,407,542

		4,248,110

Healthcare Services — 2.3%
UnitedHealth Group, Inc.	21,840	2,569,258

Home Builders — 0.8%
D.R. Horton, Inc.	26,160	837,905

Internet — 17.4%
Alphabet, Inc. Class A*	8,420	6,550,844
Amazon.com, Inc.*	7,424	5,017,807
Facebook, Inc., Class A*	44,700	4,678,302
Netflix, Inc.*	4,990	570,756
Splunk, Inc.*	21,100	1,240,891
Tencent Holdings Ltd. ADR	71,380	1,400,476

		19,459,076

Miscellaneous Manufacturing — 0.7%
Carlisle Cos., Inc.	8,740	775,151

Pharmaceuticals — 3.9%
Bristol-Myers Squibb Co.	42,190	2,902,250
Shire PLC ADR	3,810	781,050
Zoetis, Inc.	13,047	625,212

		4,308,512

Retail — 14.2%
Chipotle Mexican Grill, Inc.*	1,410	676,589
McDonald’s Corp.	9,830	1,161,316
O’Reilly Automotive, Inc.*	6,660	1,687,777
Starbucks Corp.	45,720	2,744,572
The Home Depot, Inc.	30,460	4,028,335
The TJX Cos., Inc.	28,530	2,023,062
Ulta Salon Cosmetics & Fragrance, Inc.*	7,310	1,352,350
Walgreens Boots Alliance, Inc.	26,050	2,218,288

		15,892,289

Semiconductors — 0.8%
Avago Technologies Ltd.	5,810	843,322

Software — 9.4%
Adobe Systems, Inc.*	21,710	2,039,437
Akamai Technologies, Inc.*	7,300	384,199
Electronic Arts, Inc.*	27,720	1,904,918
Fidelity National Information Services, Inc.	25,760	1,561,056
Salesforce.com, Inc.*	23,625	1,852,200
ServiceNow, Inc.*	17,310	1,498,354
Tableau Software, Inc., Class A*	13,800	1,300,236

		10,540,400

Telecommunications — 4.5%
Level 3 Communications, Inc.*	11,960	650,146
Palo Alto Networks, Inc.*	7,393	1,302,203
SBA Communications Corp., Class A*	15,190	1,596,013
Zayo Group Holdings, Inc.*	55,850	1,485,051

		5,033,413

TOTAL COMMON STOCKS (Cost $89,680,604)		112,116,726

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2015

Large Core Growth Fund

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 0.2%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $237,442)	237,442	$237,442

TOTAL INVESTMENTS — 100.6% (Cost $89,918,046)		$112,354,168

Other Assets & Liabilities — (0.6)%		(674,496)

TOTAL NET ASSETS — 100.0%		$111,679,672

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

PLC — Public Limited Company.

Summary of inputs used to value the Fund’s investments as of 12/31/2015 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2015	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
TOTAL COMMON STOCKS	$112,116,726	$112,116,726	$—	$—
SHORT-TERM INVESTMENTS	237,442	237,442	—	—

TOTAL INVESTMENTS	$112,354,168	$112,354,168	$—	$—

It Is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2015

Large Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — 97.3%
Advertising — 1.3%
Omnicom Group, Inc.	34,995	$2,647,722

Aerospace & Defense — 3.2%
Northrop Grumman Corp.	16,601	3,134,435
United Technologies Corp.	36,029	3,461,306

		6,595,741

Agriculture — 1.4%
Philip Morris International, Inc.	33,750	2,966,963

Apparel — 1.2%
Ralph Lauren Corp.	22,519	2,510,418

Auto Manufacturers — 1.1%
General Motors Co.	69,535	2,364,885

Banks — 14.0%
Bank of America Corp.	280,274	4,717,011
Citigroup, Inc.	83,293	4,310,413
Fifth Third Bancorp	191,292	3,844,969
JPMorgan Chase & Co.	99,022	6,538,423
State Street Corp.	29,128	1,932,934
The PNC Financial Services Group, Inc.	33,633	3,205,561
Wells Fargo & Co.	84,510	4,593,964

		29,143,275

Beverages — 1.6%
PepsiCo, Inc.	33,170	3,314,346

Building Materials — 1.6%
Vulcan Materials Co.	35,521	3,373,429

Chemicals — 1.4%
E.I. du Pont de Nemours & Co.	43,947	2,926,870

Computers — 2.3%
Apple, Inc.	22,880	2,408,349
EMC Corp.	92,557	2,376,864

		4,785,213

Diversified Financial Services — 6.1%
American Express Co.	30,239	2,103,122
Ameriprise Financial, Inc.	26,683	2,839,605
Discover Financial Services	63,890	3,425,782
FNF Group	75,068	2,602,608
Legg Mason, Inc.	44,009	1,726,473

		12,697,590

Electric — 3.3%
Calpine Corp.*	119,273	1,725,880
NextEra Energy, Inc.	26,947	2,799,524
PG&E Corp.	45,187	2,403,497

		6,928,901

Electronics — 1.6%
Honeywell International, Inc.	32,013	3,315,586

Food — 1.6%
Mondelez International, Inc., Class A	75,017	3,363,762

Healthcare Products — 1.8%
Medtronic PLC	47,957	3,688,852

	Number of Shares	Value†

Healthcare Services — 2.9%
Humana, Inc.	11,794	$2,105,347
UnitedHealth Group, Inc.	33,372	3,925,882

		6,031,229

Insurance — 5.9%
American International Group, Inc.	61,241	3,795,105
MetLife, Inc.	64,824	3,125,165
The Travelers Cos., Inc.	26,715	3,015,055
Unum Group	70,888	2,359,861

		12,295,186

Internet — 2.3%
Liberty Interactive Corp. QVC Group, Class A*	84,115	2,298,022
Symantec Corp.	118,115	2,480,415

		4,778,437

Leisure Time — 1.0%
Harley-Davidson, Inc.	44,904	2,038,193

Media — 3.2%
Comcast Corp., Class A	59,763	3,372,426
Liberty Global PLC, Class A*	38,358	1,624,845
Viacom, Inc., Class B	37,659	1,550,044

		6,547,315

Miscellaneous Manufacturing — 3.3%
Eaton Corp. PLC	49,886	2,596,068
Ingersoll-Rand PLC	36,442	2,014,878
Pentair PLC	45,863	2,271,594

		6,882,540

Oil & Gas — 5.7%
Chevron Corp.	34,560	3,109,018
Hess Corp.	42,496	2,060,206
Marathon Oil Corp.	147,010	1,850,856
Royal Dutch Shell PLC ADR, Class A	48,662	2,228,233
Valero Energy Corp.	35,189	2,488,214

		11,736,527

Oil & Gas Services — 2.3%
Halliburton Co.	86,823	2,955,455
National Oilwell Varco, Inc.	51,618	1,728,687

		4,684,142

Packaging and Containers — 1.4%
Sealed Air Corp.	65,260	2,910,596

Pharmaceuticals — 12.4%
AbbVie, Inc.	50,122	2,969,227
Allergan PLC*	10,269	3,209,062
Eli Lilly & Co.	46,728	3,937,301
Express Scripts Holding Co.*	35,904	3,138,369
Merck & Co., Inc.	80,163	4,234,210
Pfizer, Inc.	137,334	4,433,142
Teva Pharmaceutical Industries Ltd. ADR	57,844	3,796,880

		25,718,191

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2015

Large Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Retail — 3.2%
CVS Health Corp.	30,881	$3,019,235
Dollar General Corp.	17,774	1,277,418
Lowe’s Cos., Inc.	30,600	2,326,824

		6,623,477

Semiconductors — 1.2%
QUALCOMM, Inc.	48,657	2,432,120

Software — 2.9%
Microsoft Corp.	109,971	6,101,191

Telecommunications — 4.7%
Cisco Systems, Inc.	120,563	3,273,888
Knowles Corp.*	97,877	1,304,700
Verizon Communications, Inc.	61,940	2,862,867
Vodafone Group PLC- ADR	73,837	2,381,982

		9,823,437

Transportation — 1.4%
Norfolk Southern Corp.	33,408	2,825,983

TOTAL COMMON STOCKS (Cost $181,202,062)		202,052,117

REAL ESTATE INVESTMENT TRUSTS — 1.1%
Diversified — 1.1%
Weyerhaeuser Co. (Cost $2,383,487)	79,839	2,393,573

SHORT-TERM INVESTMENTS — 2.3%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $4,744,829)	4,744,829	4,744,829

TOTAL INVESTMENTS — 100.7% (Cost $188,330,378)		$209,190,519

Other Assets & Liabilities — (0.7)%		(1,498,508)

TOTAL NET ASSETS — 100.0%		$207,692,011

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

PLC — Public Limited Company.

Country Weightings as of 12/31/2015††
United States	94%
United Kingdom	3
Israel	2
Netherlands	1

Total	100%

††% of total investments as of December 31, 2015

Summary of inputs used to value the Fund’s investments as of 12/31/2015 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2015	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$202,052,117	$202,052,117	$—	$—
REAL ESTATE INVESTMENT TRUSTS	2,393,573	2,393,573	—	—
SHORT-TERM INVESTMENTS	4,744,829	4,744,829	—	—

TOTAL INVESTMENTS	$209,190,519	$209,190,519	$—	$—

It Is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2015

Large Core Value Fund

	Number of Shares	Value†
COMMON STOCKS — 95.5%
Aerospace & Defense — 3.2%
United Technologies Corp.	66,840	$6,421,319

Agriculture — 2.8%
Altria Group, Inc.	31,908	1,857,365
Reynolds American, Inc.	83,920	3,872,908

		5,730,273

Apparel — 0.8%
Michael Kors Holdings Ltd.*	39,439	1,579,926

Banks — 16.7%
Citigroup, Inc.	98,461	5,095,357
Credit Suisse Group AG ADR	254,169	5,512,925
JPMorgan Chase & Co.	105,420	6,960,882
KeyCorp.	169,798	2,239,636
The Goldman Sachs Group, Inc.	22,884	4,124,383
The PNC Financial Services Group, Inc.	30,486	2,905,621
Wells Fargo & Co.	131,144	7,128,988

		33,967,792

Beverages — 0.9%
Molson Coors Brewing Co., Class B	20,089	1,886,759

Chemicals — 3.4%
PPG Industries, Inc.	41,347	4,085,910
Syngenta AG ADR	36,594	2,881,046

		6,966,956

Diversified Financial Services — 3.2%
Invesco Ltd.	136,536	4,571,226
Synchrony Financial*	62,186	1,891,076

		6,462,302

Electric — 3.9%
NextEra Energy, Inc.	47,407	4,925,113
PG&E Corp.	54,529	2,900,398

		7,825,511

Electrical Components & Equipment — 1.0%
Hubbell, Inc.	20,130	2,033,935

Electronics — 1.4%
Thermo Fisher Scientific, Inc.	20,288	2,877,853

Food — 4.1%
General Mills, Inc.	66,558	3,837,734
The Kroger Co.	109,234	4,569,258

		8,406,992

Gas — 2.4%
Sempra Energy	50,729	4,769,033

Healthcare Products — 3.4%
Medtronic PLC	66,172	5,089,950
Zimmer Biomet Holdings, Inc.	17,421	1,787,221

		6,877,171

Insurance — 8.0%
ACE Ltd.	33,203	3,879,771
Aflac, Inc.	40,862	2,447,634

	Number of Shares	Value†

Insurance — (continued)
American Financial Group, Inc.	22,439	$1,617,403
Prudential PLC ADR	66,285	2,988,128
Unum Group	34,012	1,132,259
XL Group PLC	105,551	4,135,488

		16,200,683

Internet — 0.6%
Alphabet, Inc.*	1,563	1,186,129

Machinery — Diversified — 0.5%
Rockwell Automation, Inc.	10,042	1,030,410

Miscellaneous Manufacturing — 4.8%
General Electric Co.	314,362	9,792,376

Oil & Gas — 11.1%
Anadarko Petroleum Corp.	45,135	2,192,658
Chevron Corp.	69,443	6,247,092
Devon Energy Corp.	60,172	1,925,504
EOG Resources, Inc.	33,984	2,405,728
Occidental Petroleum Corp.	83,689	5,658,213
Range Resources Corp.	65,602	1,614,465
Royal Dutch Shell PLC ADR, Class A	54,767	2,521,473

		22,565,133

Oil & Gas Services — 1.8%
Schlumberger Ltd.	50,783	3,542,114

Pharmaceuticals — 9.1%
Allergan PLC*	9,957	3,111,562
Eli Lilly & Co.	17,848	1,503,872
Johnson & Johnson	75,355	7,740,466
McKesson Corp.	14,260	2,812,500
Teva Pharmaceutical Industries Ltd. ADR	50,323	3,303,202

		18,471,602

Retail — 1.5%
Target Corp.	24,412	1,772,555
The Home Depot, Inc.	9,268	1,225,693

		2,998,248

Semiconductors — 2.3%
Intel Corp.	90,106	3,104,152
NXP Semiconductors N.V.*	19,076	1,607,153

		4,711,305

Software — 4.6%
Microsoft Corp.	89,682	4,975,557
Oracle Corp.	120,539	4,403,290

		9,378,847

Telecommunications — 2.0%
Verizon Communications, Inc.	88,046	4,069,486

Transportation — 2.0%
C.H. Robinson Worldwide, Inc.	66,480	4,123,090

TOTAL COMMON STOCKS (Cost $181,959,573)		193,875,245

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2015

Large Core Value Fund

	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — 4.2%
Apartments — 2.6%
Equity Residential	45,047	$3,675,385
Post Properties, Inc.	27,776	1,643,228

		5,318,613

Strip Centers — 1.6%
Federal Realty Investment Trust	21,383	3,124,056

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $7,598,396)		8,442,669

SHORT-TERM INVESTMENTS — 0.1%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $193,916)	193,916	193,916

TOTAL INVESTMENTS — 99.8% (Cost $189,751,885)		$202,511,830

Other Assets & Liabilities — 0.2%		500,273

TOTAL NET ASSETS — 100.0%		$203,012,103

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

PLC — Public Limited Company.

Country Weightings as of 12/31/2015††
United States	82%
Other	8
Switzerland	4
France	2
Israel	2
United Kingdom	2

Total	100%

††% of total investments as of December 31, 2015

Summary of inputs used to value the Fund’s investments as of 12/31/2015 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2015	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$193,875,245	$193,875,245	$—	$—
REAL ESTATE INVESTMENT TRUSTS	8,442,669	8,442,669	—	—
SHORT-TERM INVESTMENTS	193,916	193,916	—	—

TOTAL INVESTMENTS	$202,511,830	$202,511,830	$—	$—

It Is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2015

Index 500 Fund

	Number of Shares	Value†
COMMON STOCKS — 98.4%
Advertising — 0.2%
Omnicom Group, Inc.	5,767	$436,331
The Interpublic Group of Cos., Inc.	10,134	235,920

		672,251

Aerospace & Defense — 2.1%
General Dynamics Corp.	7,197	988,580
Harris Corp.	2,600	225,940
L-3 Communications Holdings, Inc.	1,800	215,118
Lockheed Martin Corp.	6,237	1,354,365
Northrop Grumman Corp.	4,292	810,373
Raytheon Co.	7,076	881,174
Rockwell Collins, Inc.	3,245	299,513
The Boeing Co.	14,921	2,157,427
United Technologies Corp.	19,342	1,858,186

		8,790,676

Agriculture — 1.7%
Altria Group, Inc.	45,878	2,670,559
Archer-Daniels-Midland Co.	14,599	535,491
Philip Morris International, Inc.	36,288	3,190,078
Reynolds American, Inc.	19,354	893,187

		7,289,315

Airlines — 0.7%
American Airlines Group, Inc.	14,600	618,310
Delta Air Lines, Inc.	18,400	932,696
Southwest Airlines Co.	15,317	659,550
United Continental Holdings, Inc.*	9,100	521,430

		2,731,986

Apparel — 0.9%
Coach, Inc.	6,277	205,446
Hanesbrands, Inc.	9,500	279,585
Michael Kors Holdings Ltd.*	4,900	196,294
NIKE, Inc., Class B	31,692	1,980,750
Ralph Lauren Corp.	1,428	159,194
Under Armour, Inc., Class A*	3,900	314,379
VF Corp.	8,132	506,217

		3,641,865

Auto Manufacturers — 0.7%
Ford Motor Co.	90,967	1,281,725
General Motors Co.	33,600	1,142,736
PACCAR, Inc.	8,544	404,986

		2,829,447

Auto Parts & Equipment — 0.4%
BorgWarner, Inc.	5,400	233,442
Delphi Automotive PLC	6,800	582,964
Johnson Controls, Inc.	15,111	596,733
The Goodyear Tire & Rubber Co.	6,106	199,483

		1,612,622

Banks — 7.5%
Bank of America Corp.	245,435	4,130,671
BB&T Corp.	18,599	703,228
Capital One Financial Corp.	12,641	912,427

	Number of Shares	Value†

Banks — (continued)
Citigroup, Inc.	70,581	$3,652,567
Comerica, Inc.	4,344	181,710
Fifth Third Bancorp	19,446	390,865
Huntington Bancshares, Inc.	19,965	220,813
JPMorgan Chase & Co.	86,764	5,729,027
KeyCorp.	20,699	273,020
M&T Bank Corp.	3,652	442,549
Morgan Stanley	35,563	1,131,259
Northern Trust Corp.	5,247	378,256
Regions Financial Corp.	30,194	289,862
State Street Corp.	9,447	626,903
SunTrust Banks, Inc.	12,388	530,702
The Bank of New York Mellon Corp.	25,780	1,062,652
The Goldman Sachs Group, Inc.	9,443	1,701,912
The PNC Financial Services Group, Inc.	11,983	1,142,100
U.S. Bancorp	38,656	1,649,451
Wells Fargo & Co.	109,537	5,954,431
Zions Bancorporation	4,804	131,149

		31,235,554

Beverages — 2.4%
Brown-Forman Corp., Class B	2,493	247,505
Coca-Cola Enterprises, Inc.	4,828	237,731
Constellation Brands, Inc., Class A	3,923	558,792
Dr. Pepper Snapple Group, Inc.	4,500	419,400
Keurig Green Mountain, Inc.	2,900	260,942
Molson Coors Brewing Co., Class B	3,638	341,681
Monster Beverage Corp.*	3,500	521,360
PepsiCo, Inc.	34,461	3,443,343
The Coca-Cola Co.	91,770	3,942,439

		9,973,193

Biotechnology — 3.2%
Alexion Pharmaceuticals, Inc.*	5,200	991,900
Amgen, Inc.	17,745	2,880,546
Biogen, Inc.*	5,233	1,603,129
Celgene Corp.*	18,456	2,210,291
Gilead Sciences, Inc.	33,898	3,430,139
Illumina, Inc.*	3,400	652,613
Regeneron Pharmaceuticals, Inc.*	1,800	977,166
Vertex Pharmaceuticals, Inc.*	5,700	717,231

		13,463,015

Building Materials — 0.2%
Martin Marietta Materials, Inc.	1,500	204,870
Masco Corp.	8,277	234,239
Vulcan Materials Co.	3,041	288,804

		727,913

Chemicals — 2.1%
Air Products & Chemicals, Inc.	4,521	588,227
Airgas, Inc.	1,600	221,312
CF Industries Holdings, Inc.	5,300	216,293
E.I. du Pont de Nemours & Co.	20,623	1,373,492
Eastman Chemical Co.	3,682	248,572
Ecolab, Inc.	6,333	724,369

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2015

Index 500 Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Chemicals — (continued)
FMC Corp.	3,100	$121,303
International Flavors & Fragrances, Inc.	1,875	224,325
LyondellBasell Industries NV, Class A	8,600	747,340
Monsanto Co.	10,237	1,008,549
PPG Industries, Inc.	6,320	624,542
Praxair, Inc.	6,626	678,503
The Dow Chemical Co.	26,979	1,388,879
The Mosaic Co.	7,600	209,684
The Sherwin-Williams Co.	1,834	476,106

		8,851,496

Coal — 0.0%
CONSOL Energy, Inc.	5,776	45,630

Commercial Services — 1.9%
Allegion PLC	2,266	149,375
Alliance Data Systems Corp.*	1,400	387,198
Automatic Data Processing, Inc.	10,843	918,619
Cintas Corp.	1,955	178,003
Equifax, Inc.	2,834	315,622
H&R Block, Inc.	5,266	175,410
MasterCard, Inc., Class A	23,400	2,278,224
McGraw Hill Financial, Inc.	6,486	639,390
Moody’s Corp.	4,173	418,719
Paychex, Inc.	7,775	411,220
PayPal Holdings, Inc.*	26,028	942,213
Quanta Services, Inc.*	3,400	68,850
Robert Half International, Inc.	3,207	151,178
The ADT Corp.	4,134	136,339
The Western Union Co.	12,378	221,690
Total System Services, Inc.	3,977	198,055
United Rentals, Inc.*	2,300	166,842
Verisk Analytics, Inc., Class A*	3,600	276,768

		8,033,715

Computers — 5.4%
Accenture PLC, Class A	14,600	1,525,700
Apple, Inc.	131,282	13,818,743
Cognizant Technology Solutions Corp., Class A*	14,504	870,530
CSRA Inc.	3,357	100,710
EMC Corp.	44,848	1,151,697
Hewlett Packard Enterprise Co.	42,983	653,341
HP, Inc.	42,983	508,919
International Business Machines Corp.	21,158	2,911,764
NetApp, Inc.	7,421	196,879
SanDisk Corp.	4,597	349,326
Seagate Technology PLC	6,900	252,954
Teradata Corp.*	3,516	92,893
Western Digital Corp.	5,100	306,255

		22,739,711

Cosmetics & Personal Care — 1.7%
Colgate-Palmolive Co.	20,970	1,397,021
The Estee Lauder Cos., Inc., Class A	5,374	473,234
The Procter & Gamble Co.	64,094	5,089,705

		6,959,960

	Number of Shares	Value†

Distribution & Wholesale — 0.2%
Fastenal Co.	6,700	$273,494
Fossil Group, Inc.*	900	32,904
Genuine Parts Co.	3,605	309,633
W.W. Grainger, Inc.	1,472	298,213

		914,244

Diversified Financial Services — 2.8%
Affiliated Managers Group, Inc.*	1,300	207,688
American Express Co.	19,880	1,382,654
Ameriprise Financial, Inc.	4,146	441,217
BlackRock, Inc.	2,999	1,021,220
CME Group, Inc.	8,060	730,236
Discover Financial Services	10,078	540,382
E*TRADE Financial Corp.*	6,481	192,097
Franklin Resources, Inc.	9,156	337,124
Intercontinental Exchange, Inc.	2,570	658,588
Invesco Ltd.	10,367	347,087
Legg Mason, Inc.	2,261	88,699
Nasdaq, Inc.	2,800	162,876
Navient Corp.	9,734	111,454
Synchrony Financial*	19,612	596,401
T. Rowe Price Group, Inc.	5,881	420,433
The Charles Schwab Corp.	27,769	914,433
Visa, Inc., Class A	45,756	3,548,378

		11,700,967

Diversified Operations — 0.0%
Leucadia National Corp.	7,260	126,251

Electric — 2.7%
AES Corp.	16,344	156,412
Ameren Corp.	5,798	250,648
American Electric Power Co., Inc.	11,757	685,080
CMS Energy Corp.	6,707	241,989
Consolidated Edison, Inc.	6,834	439,221
Dominion Resources, Inc.	13,909	940,805
DTE Energy Co.	4,092	328,137
Duke Energy Corp.	15,959	1,139,313
Edison International	7,674	454,378
Entergy Corp.	4,147	283,489
Eversource Energy	7,517	383,893
Exelon Corp.	20,310	564,009
FirstEnergy Corp.	9,956	315,904
NextEra Energy, Inc.	10,685	1,110,065
NRG Energy, Inc.	7,800	91,806
Pepco Holdings, Inc.	5,540	144,095
PG&E Corp.	11,350	603,706
Pinnacle West Capital Corp.	2,569	165,649
PPL Corp.	15,998	546,012
Public Service Enterprise Group, Inc.	11,749	454,569
SCANA Corp.	3,400	205,666
TECO Energy, Inc.	5,923	157,848
The Southern Co.	21,111	987,784
WEC Energy Group, Inc.	7,450	382,259
Xcel Energy, Inc.	11,630	417,633

		11,450,370

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2015

Index 500 Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Electrical Components & Equipment — 0.3%
AMETEK, Inc.	5,800	$310,822
Emerson Electric Co.	15,676	749,783

		1,060,605

Electronics — 1.3%
Agilent Technologies, Inc.	7,845	327,999
Amphenol Corp., Class A	7,400	386,502
FLIR Systems, Inc.	3,600	101,052
Garmin Ltd.	2,800	104,076
Honeywell International, Inc.	18,208	1,885,802
PerkinElmer, Inc.	2,516	134,782
TE Connectivity Ltd.	9,600	620,256
Thermo Fisher Scientific, Inc.	9,282	1,316,652
Tyco International PLC	10,000	318,900
Waters Corp.*	1,958	263,508

		5,459,529

Engineering & Construction — 0.1%
Fluor Corp.	3,170	149,687
Jacobs Engineering Group, Inc.*	2,983	125,137

		274,824

Environmental Control — 0.2%
Republic Services, Inc.	5,814	255,758
Stericycle, Inc.*	2,000	241,200
Waste Management, Inc.	9,700	517,689

		1,014,647

Food — 1.9%
Campbell Soup Co.	4,516	237,316
ConAgra Foods, Inc.	9,902	417,468
General Mills, Inc.	13,910	802,051
Hormel Foods Corp.	3,100	245,148
Kellogg Co.	6,066	438,390
McCormick & Co., Inc.	2,808	240,252
Mondelez International, Inc., Class A	37,663	1,688,809
Sysco Corp.	12,152	498,232
The Hershey Co.	3,487	311,284
The J.M. Smucker Co.	2,834	349,546
The Kraft Heinz Co.	14,054	1,022,569
The Kroger Co.	22,890	957,489
Tyson Foods, Inc., Class A	6,649	354,591
Whole Foods Market, Inc.	8,386	280,931

		7,844,076

Forest Products & Paper — 0.1%
International Paper Co.	9,967	375,756

Gas — 0.2%
AGL Resources, Inc.	2,600	165,906
CenterPoint Energy, Inc.	10,322	189,512
NiSource, Inc.	7,365	143,691
Sempra Energy	5,398	507,466

		1,006,575

	Number of Shares	Value†

Hand & Machine Tools — 0.1%
Snap-On, Inc.	1,328	$227,659
Stanley Black & Decker, Inc.	3,640	388,497

		616,156

Healthcare Products — 1.9%
Baxter International, Inc.	12,875	491,181
Becton Dickinson & Co.	4,835	745,025
Boston Scientific Corp.*	31,948	589,121
C.R. Bard, Inc.	1,742	330,005
DENTSPLY International, Inc.	3,200	194,720
Edwards Lifesciences Corp.*	5,000	394,900
Henry Schein, Inc.*	2,000	316,380
Intuitive Surgical, Inc.*	907	495,367
Medtronic PLC	33,097	2,545,821
Patterson Cos., Inc.	1,974	89,245
St. Jude Medical, Inc.	6,830	421,889
Stryker Corp.	7,281	676,696
Varian Medical Systems, Inc.*	2,357	190,446
Zimmer Biomet Holdings, Inc.	4,029	413,335

		7,894,131

Healthcare Services — 1.8%
Aetna Inc	8,193	885,827
Anthem, Inc.	6,195	863,831
Cigna Corp.	6,094	891,735
DaVita HealthCare Partners, Inc.*	3,998	278,701
HCA Holdings, Inc.*	7,200	486,936
Humana, Inc.	3,510	626,570
Laboratory Corp. of America Holdings*	2,377	293,892
Quest Diagnostics, Inc.	3,387	240,951
Tenet Healthcare Corp.*	2,343	70,993
UnitedHealth Group, Inc.	22,341	2,628,195
Universal Health Services, Inc., Class B	2,200	262,878

		7,530,509

Home Builders — 0.1%
D.R. Horton, Inc.	7,376	236,253
Lennar Corp., Class A	4,036	197,401
PulteGroup, Inc.	8,034	143,166

		576,820

Home Furnishings — 0.1%
Harman International Industries, Inc.	1,738	163,737
Whirlpool Corp.	1,869	274,500

		438,237

Household Products & Wares — 0.4%
Avery Dennison Corp.	2,183	136,787
Church & Dwight Co., Inc.	3,100	263,128
Kimberly-Clark Corp.	8,487	1,080,395
The Clorox Co.	2,997	380,109

		1,860,419

Housewares — 0.1%
Newell Rubbermaid, Inc.	6,317	278,453

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2015

Index 500 Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Insurance — 4.1%
Aflac, Inc.	10,000	$599,000
American International Group, Inc.	29,085	1,802,397
Aon PLC	6,444	594,201
Assurant, Inc.	1,673	134,743
Berkshire Hathaway, Inc., Class B*	43,950	5,803,158
Chubb, Ltd	7,500	876,375
Cincinnati Financial Corp.	3,692	218,456
Lincoln National Corp.	6,173	310,255
Loews Corp.	7,125	273,600
Marsh & McLennan Cos., Inc.	12,309	682,534
MetLife, Inc.	26,385	1,272,021
Principal Financial Group, Inc.	6,465	290,796
Prudential Financial, Inc.	10,730	873,529
The Allstate Corp.	9,276	575,947
The Chubb Corp.	5,251	696,493
The Hartford Financial Services Group, Inc.	10,057	437,077
The Progressive Corp.	12,956	412,001
The Travelers Cos., Inc.	7,231	816,091
Torchmark Corp.	2,552	145,872
Unum Group	6,076	202,270
Willis Towers Watson PLC	100	4,857
XL Group PLC	6,849	268,344

		17,290,017

Internet — 6.7%
Alphabet, Inc., Class A*	6,825	5,309,918
Alphabet, Inc., Class C*	7,043	5,344,792
Amazon.com, Inc.*	9,075	6,133,702
eBay, Inc.*	26,028	715,250
Equinix, Inc.	1,435	433,944
Expedia, Inc.	2,794	347,294
F5 Networks, Inc.*	1,800	174,528
Facebook, Inc., Class A*	53,500	5,599,310
Netflix, Inc.*	9,800	1,120,924
Symantec Corp.	16,638	349,398
The Priceline Group, Inc.*	1,157	1,475,117
TripAdvisor, Inc.*	2,594	221,139
VeriSign, Inc.*	2,209	192,978
Yahoo!, Inc.*	20,017	665,765

		28,084,059

Iron & Steel — 0.1%
Nucor Corp.	7,735	311,721

Leisure Time — 0.3%
Carnival Corp.	10,945	596,284
Harley-Davidson, Inc.	4,728	214,604
Royal Caribbean Cruises Ltd.	4,000	404,840

		1,215,728

Lodging — 0.2%
Marriott International, Inc., Class A	4,785	320,786
Starwood Hotels & Resorts Worldwide, Inc.	3,852	266,867
Wyndham Worldwide Corp.	2,860	207,779
Wynn Resorts Ltd.	1,930	133,537

		928,969

	Number of Shares	Value†

Machinery — Construction & Mining — 0.2%
Caterpillar, Inc.	14,328	$973,731

Machinery — Diversified — 0.5%
Cummins, Inc.	3,974	349,752
Deere & Co.	7,432	566,839
Flowserve Corp.	3,300	138,864
Rockwell Automation, Inc.	3,271	335,637
Roper Technologies, Inc.	2,400	455,496
Xylem, Inc.	4,154	151,621

		1,998,209

Media — 3.0%
Cablevision Systems Corp., Class A	5,000	159,500
CBS Corp., Class B	10,254	483,271
Comcast Corp., Class A	57,534	3,246,644
Discovery Communications, Inc., Class C*	6,500	163,930
Discovery Communications, Inc., Class A*	3,500	93,380
News Corp., Class A	9,115	121,776
Nielsen Holdings PLC	8,400	391,440
Scripps Networks Interactive, Inc., Class A	2,056	113,512
TEGNA, Inc.	5,374	137,144
The Walt Disney Co.	35,776	3,759,342
Time Warner Cable, Inc.	6,596	1,224,152
Time Warner, Inc.	19,004	1,228,989
Twenty-First Century Fox, Inc., Class A	30,960	840,873
Twenty-First Century Fox, Inc., Class B	10,100	275,023
Viacom, Inc., Class B	7,981	328,498

		12,567,474

Metal Fabricate/Hardware — 0.2%
Precision Castparts Corp.	3,225	748,232

Mining — 0.2%
Alcoa, Inc.	28,348	279,795
Freeport-McMoRan, Inc.	24,496	165,838
Newmont Mining Corp.	12,383	222,770

		668,403

Miscellaneous Manufacturing — 3.1%
3M Co.	14,580	2,196,331
Danaher Corp.	13,868	1,288,060
Dover Corp.	3,805	233,285
Eaton Corp. PLC	10,806	562,344
General Electric Co.	222,274	6,923,835
Illinois Tool Works, Inc.	7,619	706,129
Ingersoll-Rand PLC	6,100	337,269
Leggett & Platt, Inc.	3,354	140,935
Parker-Hannifin Corp.	3,181	308,493
Pentair PLC	4,019	199,061
Textron, Inc.	6,576	276,258

		13,172,000

Office & Business Equipment — 0.1%
Pitney Bowes, Inc.	5,161	106,575
Xerox Corp.	22,855	242,948

		349,523

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2015

Index 500 Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Oil & Gas — 5.2%
Anadarko Petroleum Corp.	11,959	$580,968
Apache Corp.	9,023	401,253
Cabot Oil & Gas Corp.	10,088	178,457
Chesapeake Energy Corp.	12,410	55,845
Chevron Corp.	44,070	3,964,537
Cimarex Energy Co.	2,100	187,698
ConocoPhillips	28,780	1,343,738
Devon Energy Corp.	9,229	295,328
Diamond Offshore Drilling, Inc.	1,600	33,760
Ensco PLC, Class A	5,800	89,262
EOG Resources, Inc.	12,916	914,324
EQT Corp.	3,600	187,668
Exxon Mobil Corp.	98,065	7,644,167
Helmerich & Payne, Inc.	2,700	144,585
Hess Corp.	5,497	266,495
Marathon Oil Corp.	15,951	200,823
Marathon Petroleum Corp.	12,750	660,960
Murphy Oil Corp.	3,917	87,937
Newfield Exploration Co.*	4,100	133,496
Noble Energy, Inc.	10,138	333,844
Occidental Petroleum Corp.	17,858	1,207,379
Phillips 66	11,140	911,252
Pioneer Natural Resources Co.	3,600	451,368
Range Resources Corp.	3,923	96,545
Southwestern Energy Co.*	8,490	60,364
Tesoro Corp.	2,794	294,404
Valero Energy Corp.	11,840	837,206

		21,563,663

Oil & Gas Services — 1.0%
Baker Hughes, Inc.	10,228	472,022
Cameron International Corp.*	4,370	276,184
FMC Technologies, Inc.*	5,700	165,357
Halliburton Co.	20,269	689,957
National Oilwell Varco, Inc.	9,023	302,180
Schlumberger Ltd.	29,659	2,068,715
Transocean Ltd.	8,300	102,754

		4,077,169

Packaging and Containers — 0.2%
Ball Corp.	3,226	234,627
Owens-Illinois, Inc.*	4,000	69,680
Sealed Air Corp.	5,033	224,472
WestRock Co.	6,246	284,942

		813,721

Pharmaceuticals — 7.8%
Abbott Laboratories	34,796	1,562,688
AbbVie, Inc.	38,696	2,292,351
Allergan PLC*	9,213	2,879,063
AmerisourceBergen Corp.	4,700	487,437
Baxalta, Inc.	12,875	502,511
Bristol-Myers Squibb Co.	38,997	2,682,604
Cardinal Health, Inc.	7,582	676,845
Eli Lilly & Co.	22,854	1,925,678
Endo International PLC*	5,000	306,100

	Number of Shares	Value†

Pharmaceuticals — (continued)
Express Scripts Holding Co.*	15,764	$1,377,931
Johnson & Johnson	64,941	6,670,740
Mallinckrodt PLC*	2,700	201,501
McKesson Corp.	5,525	1,089,696
Mead Johnson Nutrition Co.	4,768	376,434
Merck & Co., Inc.	66,013	3,486,807
Mylan NV*	9,956	538,321
Perrigo Co. PLC	3,400	491,980
Pfizer, Inc.	144,605	4,667,849
Zoetis, Inc.	10,907	522,663

		32,739,199

Pipelines — 0.4%
Columbia Pipeline Group, Inc.	7,365	147,300
Kinder Morgan, Inc.	41,736	622,701
ONEOK, Inc.	4,800	118,368
Spectra Energy Corp.	15,784	377,869
The Williams Cos., Inc.	16,034	412,074

		1,678,312

Real Estate — 0.1%
CBRE Group, Inc., Class A*	6,401	221,347

Retail — 6.7%
Advance Auto Parts, Inc.	1,700	255,867
AutoNation, Inc.*	1,719	102,556
AutoZone, Inc.*	741	549,755
Bed Bath & Beyond, Inc.*	3,866	186,534
Best Buy Co., Inc.	7,168	218,266
CarMax, Inc.*	4,800	259,056
Chipotle Mexican Grill, Inc.*	700	335,895
Costco Wholesale Corp.	10,377	1,675,885
CVS Health Corp.	26,067	2,548,571
Darden Restaurants, Inc.	2,540	161,646
Dollar General Corp.	7,000	503,090
Dollar Tree, Inc.*	5,454	421,158
GameStop Corp., Class A	2,664	74,699
Kohl’s Corp.	4,501	214,383
L Brands, Inc.	5,760	551,923
Lowe’s Cos., Inc.	21,640	1,645,506
Macy’s, Inc.	7,627	266,792
McDonald’s Corp.	21,578	2,549,225
Nordstrom, Inc.	3,337	166,216
O’Reilly Automotive, Inc.*	2,300	582,866
PVH Corp.	1,900	139,935
Ross Stores, Inc.	9,800	527,338
Signet Jewelers Ltd.	1,900	235,011
Staples, Inc.	15,637	148,082
Starbucks Corp.	34,688	2,082,321
Target Corp.	14,632	1,062,430
The Gap, Inc.	5,282	130,465
The Home Depot, Inc.	30,104	3,981,254
The TJX Cos., Inc.	15,718	1,114,563
Tiffany & Co.	2,764	210,866
Tractor Supply Co.	3,300	282,150
Urban Outfitters, Inc.*	2,500	56,875

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2015

Index 500 Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Retail — (continued)
Wal-Mart Stores, Inc.	36,947	$2,264,851
Walgreens Boots Alliance, Inc.	20,479	1,743,889
Yum! Brands, Inc.	10,069	735,540

		27,985,459

Savings & Loans — 0.0%
People’s United Financial, Inc.	7,700	124,355

Semiconductors — 2.9%
Analog Devices, Inc.	7,376	408,040
Applied Materials, Inc.	27,621	515,684
Avago Technologies Ltd.	6,000	870,900
Broadcom Corp., Class A	12,908	746,341
First Solar, Inc.*	1,800	118,782
Intel Corp.	111,375	3,836,869
KLA-Tencor Corp.	3,827	265,402
Lam Research Corp.	3,859	306,482
Linear Technology Corp.	5,541	235,326
Microchip Technology, Inc.	5,018	233,538
Micron Technology, Inc.*	25,686	363,714
NVIDIA Corp.	11,754	387,412
Qorvo, Inc.*	3,500	178,150
QUALCOMM, Inc.	35,399	1,769,419
Skyworks Solutions, Inc.	4,500	345,735
Texas Instruments, Inc.	23,893	1,309,575
Xilinx, Inc.	6,364	298,917

		12,190,286

Software — 4.7%
Activision Blizzard, Inc.	11,900	460,649
Adobe Systems, Inc.*	11,605	1,090,174
Akamai Technologies, Inc.*	4,160	218,941
Autodesk, Inc.*	5,281	321,771
CA, Inc.	7,639	218,170
Cerner Corp.*	7,000	421,190
Citrix Systems, Inc.*	3,791	286,789
Electronic Arts, Inc.*	7,430	510,590
Fidelity National Information Services, Inc.	6,659	403,535
Fiserv, Inc.*	5,414	495,164
Intuit, Inc.	6,392	616,828
Microsoft Corp.	188,115	10,436,620
Oracle Corp.	76,217	2,784,207
RedHat, Inc.*	4,200	347,802
salesforce.com, Inc.*	14,700	1,152,480
The Dun & Bradstreet Corp.	900	93,537

		19,858,447

Telecommunications — 3.6%
AT&T, Inc.	144,193	4,961,681
CenturyLink, Inc.	13,326	335,282
Cisco Systems, Inc.	119,180	3,236,333
Corning, Inc.	28,315	517,598
Crown Castle International Corp.	8,000	691,600
Frontier Communications Corp.	25,072	117,086
Juniper Networks, Inc.	7,971	220,000
Level 3 Communications, Inc.*	6,600	358,776

	Number of Shares	Value†

Telecommunications — (continued)
Motorola Solutions, Inc.	3,488	$238,754
Verizon Communications, Inc.	95,276	4,403,657

		15,080,767

Textiles — 0.1%
Mohawk Industries, Inc.*	1,500	284,085

Toys, Games & Hobbies — 0.1%
Hasbro, Inc.	2,612	175,944
Mattel, Inc.	8,281	224,995

		400,939

Transportation — 1.5%
C.H. Robinson Worldwide, Inc.	3,439	213,287
CSX Corp.	23,366	606,348
Expeditors International of Washington, Inc.	4,573	206,242
FedEx Corp.	6,066	903,773
J.B. Hunt Transport Services, Inc.	2,200	161,392
Kansas City Southern	2,700	201,609
Norfolk Southern Corp.	6,952	588,070
Ryder System, Inc.	1,125	63,934
Union Pacific Corp.	20,320	1,589,024
United Parcel Service, Inc., Class B	16,274	1,566,047

		6,099,726

TOTAL COMMON STOCKS (Cost $245,318,077)		411,446,459

REAL ESTATE INVESTMENT TRUSTS — 2.4%
Apartments — 0.4%
Apartment Investment & Management Co., Class A	3,662	146,590
AvalonBay Communities, Inc.	3,192	587,743
Equity Residential	8,592	701,021
Essex Property Trust, Inc.	1,500	359,115

		1,794,469

Building & Real Estate — 0.1%
Realty Income Corp.	5,400	278,802

Commercial Services — 0.0%
Iron Mountain, Inc.	4,697	126,866

Diversified — 0.4%
American Tower Corp.	10,059	975,220
Plum Creek Timber Co., Inc.	4,047	193,123
Vornado Realty Trust	4,087	408,537
Weyerhaeuser Co.	11,726	351,545

		1,928,425

Healthcare — 0.3%
HCP, Inc.	10,840	414,521
Ventas, Inc.	7,653	431,859
Welltower, Inc.	8,100	551,043

		1,397,423

Hotels & Resorts — 0.1%
Host Hotels & Resorts, Inc.	17,676	271,150

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2015

Index 500 Fund

	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — (continued)
Industrial — 0.1%
Prologis, Inc.	11,899	$510,705

Office Property — 0.2%
Boston Properties, Inc.	3,642	464,501
SL Green Realty Corp.	2,300	259,854

		724,355

Regional Malls — 0.5%
General Growth Properties, Inc.	13,400	364,614
Simon Property Group, Inc.	7,328	1,424,856
The Macerich Co.	3,100	250,139

		2,039,609

Storage & Warehousing — 0.2%
Public Storage	3,416	846,143

Strip Centers — 0.1%
Kimco Realty Corp.	9,564	253,064

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $6,926,447)		10,171,011

	Par (000)	Value†
U.S. TREASURY OBLIGATIONS — 0.1%
U.S. Treasury Bills¤
0.030%, 02/04/16[1]	$60	59,995
0.031%, 03/10/16[1]	375	374,919

TOTAL U.S. TREASURY OBLIGATIONS (Cost $434,978)		434,914

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 1.0%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $3,935,887)	3,935,887	3,935,887

TOTAL INVESTMENTS — 101.9% (Cost $256,615,390)		$425,988,271

Other Assets & Liabilities — (1.9)%		(8,023,340)

TOTAL NET ASSETS — 100.0%		$417,964,931

†	See Security Valuation Note.
*	Non-income producing security.
¤	Zero Coupon Bond. The interest rate disclosed represents the effective yield from the date of acquisition to maturity.
[1]	All or portion of securities segregated as collateral for futures contracts.

PLC — Public Limited Company.

Summary of inputs used to value the Fund’s investments as of 12/31/2015 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2015	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$411,446,459	$411,446,459	$—	$—
REAL ESTATE INVESTMENT TRUSTS	10,171,011	10,171,011	—	—
U.S. TREASURY OBLIGATIONS	434,914	—	434,914	—
SHORT-TERM INVESTMENTS	3,935,887	3,935,887	—	—

TOTAL INVESTMENTS	$425,988,271	$425,553,357	$434,914	$—

It Is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2015

Mid Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — 98.5%
Apparel — 3.4%
Burberry Group PLC	58,974	$1,037,596
Ralph Lauren Corp.	16,772	1,869,743
Under Armour, Inc., Class A*	11,221	904,525

		3,811,864

Auto Parts & Equipment — 1.6%
BorgWarner, Inc.	40,179	1,736,938

Banks — 8.1%
First Republic Bank	35,431	2,340,572
Northern Trust Corp.	45,480	3,278,653
Signature Bank*	17,573	2,695,171
UMB Financial Corp.	16,404	763,606

		9,078,002

Beverages — 0.6%
Brown-Forman Corp., Class B	6,174	612,955

Building Materials — 2.6%
Fortune Brands Home & Security, Inc.	53,008	2,941,944

Chemicals — 1.7%
The Valspar Corp.	23,243	1,928,007

Commercial Services — 7.6%
Alliance Data Systems Corp.*	6,029	1,667,441
CoStar Group, Inc.*	13,918	2,876,711
Towers Watson & Co., Class A	16,753	2,152,090
Verisk Analytics, Inc., Class A*	23,296	1,790,997

		8,487,239

Computers — 0.9%
Teradata Corp.*	38,536	1,018,121

Distribution & Wholesale — 2.7%
Fastenal Co.	73,000	2,979,860

Diversified Financial Services — 3.9%
CME Group, Inc.	31,750	2,876,550
Ellie Mae, Inc.*	8,910	536,649
Oaktree Capital Group LLC	20,391	973,059

		4,386,258

Electrical Components & Equipment — 0.6%
Generac Holdings, Inc.*	20,201	601,384

Electronics — 1.0%
Trimble Navigation Ltd.*	20,938	449,120
Woodward, Inc.	14,037	697,078

		1,146,198

Food — 3.8%
Blue Buffalo Pet Products, Inc.*	44,217	827,300
The Hain Celestial Group, Inc.*	42,699	1,724,613
Whole Foods Market, Inc.	49,787	1,667,864

		4,219,777

Healthcare Products — 6.2%
Align Technology, Inc.*	25,465	1,676,870
Edwards Lifesciences Corp.*	1,899	149,983

	Number of Shares	Value†

Healthcare Products — (continued)
Henry Schein, Inc.*	10,608	$1,678,079
Intuitive Surgical, Inc.*	6,260	3,418,962

		6,923,894

Healthcare Services — 2.5%
Acadia Healthcare Co., Inc.*	16,680	1,041,833
Laboratory Corp. of America Holdings*	14,352	1,774,481

		2,816,314

Home Builders — 1.6%
D.R. Horton, Inc.	53,966	1,728,531

Household Products & Wares — 1.2%
The Scotts Miracle-Gro Co., Class A	20,842	1,344,517

Internet — 4.9%
F5 Networks, Inc.*	11,667	1,131,232
GrubHub, Inc.*	44,973	1,088,347
Pandora Media, Inc.*	143,012	1,917,791
TripAdvisor, Inc.*	15,992	1,363,318

		5,500,688

Leisure Time — 1.8%
Polaris Industries, Inc.	22,752	1,955,534

Machinery — Diversified — 1.2%
IDEX Corp.	17,813	1,364,654

Oil & Gas — 3.6%
Cabot Oil & Gas Corp.	52,078	921,260
Cimarex Energy Co.	10,632	950,288
Continental Resources, Inc.*	47,160	1,083,737
Noble Energy, Inc.	31,034	1,021,949

		3,977,234

Pharmaceuticals — 11.3%
ACADIA Pharmaceuticals, Inc.*	20,878	744,301
Alkermes PLC*	31,122	2,470,464
BioMarin Pharmaceutical, Inc.*	16,655	1,744,778
Diplomat Pharmacy, Inc.*	18,880	646,073
Mead Johnson Nutrition Co.	32,256	2,546,611
Medivation, Inc.*	21,264	1,027,902
Zoetis, Inc.	72,775	3,487,378

		12,667,507

Retail — 9.1%
Bed Bath & Beyond, Inc.*	31,120	1,501,540
DSW, Inc., Class A	51,002	1,216,908
Dunkin’ Brands Group, Inc.	45,448	1,935,630
Kate Spade & Co.*	51,373	912,898
Tiffany & Co.	22,468	1,714,084
Tractor Supply Co.	17,849	1,526,089
Williams-Sonoma, Inc.	23,419	1,367,904

		10,175,053

Semiconductors — 2.5%
Microchip Technology, Inc.	60,870	2,832,890

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2015

Mid Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Software — 9.4%
ANSYS, Inc.*	18,490	$1,710,325
Cerner Corp.*	18,555	1,116,454
Electronic Arts, Inc.*[1]	50,548	3,473,659
Guidewire Software, Inc.*	6,835	411,194
Red Hat, Inc.*	17,782	1,472,527
ServiceNow, Inc.*	26,741	2,314,701

		10,498,860

Toys, Games & Hobbies — 1.7%
Mattel, Inc.	71,445	1,941,161

Transportation — 3.0%
Expeditors International of Washington, Inc.	45,878	2,069,098
J.B. Hunt Transport Services, Inc.	17,486	1,282,773

		3,351,871

TOTAL COMMON STOCKS (Cost $111,906,197)		110,027,255

SHORT-TERM INVESTMENTS — 1.5%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $1,717,834)	1,717,834	1,717,834

TOTAL INVESTMENTS — 100.0% (Cost $113,624,031)		$111,745,089

Other Assets & Liabilities — 0.0%		(2,675)

TOTAL NET ASSETS — 100.0%		$111,742,414

WRITTEN OPTIONS — (0.1)%
Put Options — (0.1)%
Pacira Pharmaceuticals, Inc. $85 01/15/16 (Cost $(309,166))	(74)	(58,460)

†	See Security Valuation Note.
*	Non-income producing security.
[1]	All or portion of securities segregated as collateral for written options.

LLC — Limited Liability Company.

PLC — Public Limited Company.

Summary of inputs used to value the Fund’s investments as of 12/31/2015 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2015	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$110,027,255	$108,989,659	$1,037,596	$—
SHORT-TERM INVESTMENTS	1,717,834	1,717,834	—	—

TOTAL INVESTMENTS	$111,745,089	$110,707,493	$1,037,596	$—

LIABILITIES TABLE
Description	Total Market Value at 12/31/2015	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
WRITTEN OPTIONS	$(58,460)	$—	$(58,460)	$—

TOTAL LIABILITIES	$(58,460)	$—	$(58,460)	$—

It Is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period.

$1,472,018 was transferred from Level 1 into Level 2 at 12/31/15 as the Fund utilized third-party vendor modeling tools to reflect any significant market movements between the time at which the Fund valued its securities and the earlier closing of foreign markets. The Fund did not have any transfers in and transfers out of Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2015

Mid Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — 90.3%
Aerospace & Defense — 7.0%
AerCap Holdings NV*	92,600	$3,996,616
General Dynamics Corp.	29,350	4,031,516
Spirit Aerosystems Holdings, Inc., Class A*	70,300	3,519,921

		11,548,053

Airlines — 0.6%
United Continental Holdings, Inc.*	18,400	1,054,320

Apparel — 1.8%
Deckers Outdoor Corp.*	62,900	2,968,880

Banks — 6.8%
BB&T Corp.	52,200	1,973,682
Comerica, Inc.	79,600	3,329,668
Huntington Bancshares, Inc.	143,600	1,588,216
M&T Bank Corp.	23,100	2,799,258
State Street Corp.	23,600	1,566,096

		11,256,920

Building Materials — 1.1%
Owens Corning	39,500	1,857,685

Chemicals — 2.1%
Ashland, Inc.	33,900	3,481,530

Commercial Services — 6.7%
Hertz Global Holdings, Inc.	255,800	3,640,034
The ADT Corp.	224,800	7,413,904

		11,053,938

Computers — 6.6%
Cadence Design Systems, Inc.*	125,700	2,615,817
SanDisk Corp.*	62,400	4,741,776
Teradata Corp.*	136,200	3,598,404

		10,955,997

Electric — 7.5%
AES Corp.	321,600	3,077,712
Edison International	70,100	4,150,621
Flextronics International Ltd.*	161,300	1,808,173
NRG Energy, Inc.	285,900	3,365,043

		12,401,549

Electronics — 3.9%
Itron, Inc.*	114,400	4,138,992
Tyco International PLC	74,300	2,369,427

		6,508,419

Engineering & Construction — 1.4%
KBR, Inc.	140,700	2,380,644

Environmental Control — 2.1%
Covanta Holding Corp.	226,300	3,505,387

Food — 2.3%
Whole Foods Market, Inc.	114,600	3,839,100

Gas — 1.8%
CenterPoint Energy, Inc.	160,000	2,937,600

	Number of Shares	Value†

Healthcare Products — 2.8%
Zimmer Biomet Holdings, Inc.	45,200	$4,637,068

Household Products & Wares — 1.5%
Avery Dennison Corp.	38,500	2,412,410

Insurance — 1.5%
Lincoln National Corp.	50,100	2,518,026

Machinery — Diversified — 2.0%
The Manitowoc Co., Inc.	217,500	3,338,625

Media — 1.7%
CBS Corp., Class B	60,100	2,832,513

Miscellaneous Manufacturing — 2.5%
Harsco Corp.	174,900	1,378,212
Valmont Industries, Inc.	26,900	2,851,938

		4,230,150

Oil & Gas — 3.9%
Cabot Oil & Gas Corp.	135,500	2,396,995
Devon Energy Corp.	80,400	2,572,800
Energy Transfer Partners, LP	46,075	1,554,110

		6,523,905

Pipelines — 1.5%
ONEOK, Inc.	98,200	2,421,612

Retail — 5.3%
Best Buy Co., Inc.	117,100	3,565,695
Kohl’s Corp.	67,600	3,219,788
Office Depot, Inc.*	356,100	2,008,404

		8,793,887

Savings & Loans — 2.5%
BankUnited, Inc.	115,200	4,154,112

Semiconductors — 3.9%
ON Semiconductor Corp.*	314,200	3,079,160
Skyworks Solutions, Inc.	44,900	3,449,667

		6,528,827

Software — 5.0%
Check Point Software Technologies Ltd.*	49,200	4,003,896
Nuance Communications, Inc.*	213,788	4,252,243

		8,256,139

Telecommunications — 2.6%
Amdocs Ltd.	79,500	4,338,315

Toys, Games & Hobbies — 1.9%
Mattel, Inc.	113,100	3,072,927

TOTAL COMMON STOCKS (Cost $148,168,719)		149,808,538

REAL ESTATE INVESTMENT TRUSTS — 6.0%
Building & Real Estate — 4.1%
Starwood Property Trust, Inc.	165,900	3,410,904
Starwood Waypoint Residential Trust	150,220	3,400,981

		6,811,885

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2015

Mid Cap Value Fund

	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — (continued)
Diversified — 1.9%
Corrections Corporation of America	118,217	$3,131,568

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $10,816,800)		9,943,453

RIGHTS — 0.0%
Food — 0.0%
Safeway Casa Ley CVR, 01/30/19*~	47,300	0
Safeway PDC CVR, 01/30/17*~	47,300	0

TOTAL RIGHTS (Cost $50,313)		0

SHORT-TERM INVESTMENTS — 2.9%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $4,751,096)	4,751,096	4,751,096

TOTAL INVESTMENTS — 99.2% (Cost $163,786,928)		$164,503,087

Other Assets & Liabilities — 0.8%		1,346,172

TOTAL NET ASSETS — 100.0%		$165,849,259

†	See Security Valuation Note.
*	Non-income producing security.
~	Fair valued security. The total market value of fair valued securities at December 31, 2015 is $0.

LP — Limited Partnership.

PLC — Public Limited Company.

Summary of inputs used to value the Fund’s investments as of 12/31/2015 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2015	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
TOTAL COMMON STOCKS	$149,808,538	$149,808,538	$—	$—
REAL ESTATE INVESTMENT TRUSTS
Building & Real Estate	6,811,885	6,811,885	—	—
Diversified	3,131,568	3,131,568	—	—
TOTAL REAL ESTATE INVESTMENT TRUSTS	9,943,453	9,943,453	—	—
RIGHTS	—	—	—	—
SHORT-TERM INVESTMENTS	4,751,096	4,751,096	—	—

TOTAL INVESTMENTS	$164,503,087	$164,503,087	$—	$—

It Is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2015

Mid Core Value Fund

	Number of Shares	Value†
COMMON STOCKS — 91.9%
Aerospace & Defense — 0.4%
Harris Corp.	4,036	$350,728

Apparel — 0.6%
Ralph Lauren Corp.	5,256	585,939

Auto Manufacturers — 1.1%
Honda Motor Co. Ltd. ADR	17,429	556,508
Oshkosh Corp.	10,678	416,869

		973,377

Banks — 11.7%
Bank of Hawaii Corp.	10,657	670,325
BB&T Corp.	19,857	750,793
BOK Financial Corp.	7,932	474,254
Comerica, Inc.	11,414	477,448
Commerce Bancshares, Inc.	22,704	965,828
Cullen/Frost Bankers, Inc.	7,250	435,000
M&T Bank Corp.	8,526	1,033,181
Northern Trust Corp.	37,785	2,723,921
State Street Corp.	10,548	699,965
SunTrust Banks, Inc.	12,291	526,546
The PNC Financial Services Group, Inc.	8,944	852,453
Westamerica Bancorporation	21,620	1,010,735

		10,620,449

Chemicals — 0.3%
The Mosaic Co.	11,439	315,602

Commercial Services — 0.8%
The ADT Corp.	21,824	719,756

Computers — 1.6%
SanDisk Corp.	13,972	1,061,732
Western Digital Corp.	6,940	416,747

		1,478,479

Diversified Financial Services — 2.3%
Franklin Resources, Inc.	16,745	616,551
LPL Financial Holdings, Inc.	10,574	450,981
Markit Ltd.*	14,760	445,309
T. Rowe Price Group, Inc.	7,453	532,815

		2,045,656

Electric — 8.2%
Ameren Corp.	10,929	472,461
Consolidated Edison, Inc.	6,848	440,121
Edison International	23,017	1,362,836
Great Plains Energy, Inc.	26,770	731,089
NorthWestern Corp.	8,985	487,436
PG&E Corp.	26,560	1,412,726
Westar Energy, Inc.	30,787	1,305,677
Xcel Energy, Inc.	32,578	1,169,876

		7,382,222

Electrical Components & Equipment — 1.4%
Emerson Electric Co.	23,855	1,140,985
Hubbell, Inc.	907	91,643

		1,232,628

	Number of Shares	Value†
COMMON STOCKS — (continued)
Electronics — 4.7%
Keysight Technologies, Inc.*	32,852	$930,697
Koninklijke Philips N.V.	37,140	947,976
TE Connectivity Ltd.	14,024	906,091
Tyco International PLC	46,550	1,484,480

		4,269,244

Environmental Control — 3.2%
Clean Harbors, Inc.*	17,834	742,786
Republic Services, Inc.	49,400	2,173,106

		2,915,892

Food — 8.2%
ConAgra Foods, Inc.	29,626	1,249,032
General Mills, Inc.	12,047	694,630
Kellogg Co.	12,632	912,915
Mondelez International, Inc., Class A	17,231	772,638
Sysco Corp.	69,981	2,869,221
The J.M. Smucker Co.	7,448	918,636

		7,417,072

Gas — 1.8%
Atmos Energy Corp.	11,669	735,614
The Laclede Group, Inc.	15,499	920,795

		1,656,409

Healthcare Products — 5.1%
Baxter International, Inc.	35,699	1,361,917
Becton Dickinson & Co.	3,747	577,375
Boston Scientific Corp.*	52,857	974,683
Zimmer Biomet Holdings, Inc.	17,066	1,750,801

		4,664,776

Healthcare Services — 2.9%
LifePoint Hospitals, Inc.*	19,032	1,396,949
Quest Diagnostics, Inc.	17,367	1,235,488

		2,632,437

Home Builders — 1.8%
PulteGroup, Inc.	36,646	653,032
Thor Industries, Inc.	10,686	600,019
Toll Brothers, Inc.*	10,666	355,178

		1,608,229

Insurance — 6.8%
ACE Ltd.	11,434	1,336,063
Aflac, Inc.	7,446	446,015
Brown & Brown, Inc.	19,767	634,521
MetLife, Inc.	9,711	468,167
ProAssurance Corp.	9,535	462,734
Reinsurance Group of America, Inc.	10,594	906,317
The Allstate Corp.	6,888	427,676
The Travelers Cos., Inc.	2,556	288,470
Torchmark Corp.	6,873	392,861
Unum Group	24,995	832,083

		6,194,907

Iron & Steel — 1.0%
Nucor Corp.	21,417	863,105

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2015

Mid Core Value Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Leisure Time — 0.5%
Carnival Corp.	7,715	$420,313

Machinery — Diversified — 0.5%
Rockwell Automation, Inc.	4,374	448,816

Miscellaneous Manufacturing — 1.2%
Parker Hannifin Corp.	6,069	588,572
Textron, Inc.	11,851	497,860

		1,086,432

Oil & Gas — 9.2%
Anadarko Petroleum Corp.	12,127	589,130
Cimarex Energy Co.	8,464	756,512
Devon Energy Corp.	24,068	770,176
EQT Corp.	24,756	1,290,530
Helmerich & Payne, Inc.	15,068	806,892
Imperial Oil Ltd.	51,648	1,682,657
Noble Energy, Inc.	38,767	1,276,597
Occidental Petroleum Corp.	17,600	1,189,936

		8,362,430

Oil & Gas Services — 2.5%
Cameron International Corp.*	23,374	1,477,237
FMC Technologies, Inc.*	26,256	761,686

		2,238,923

Packaging and Containers — 2.0%
Bemis Co., Inc.	9,204	411,327
Sonoco Products Co.	19,467	795,616
WestRock Co.	13,030	594,429

		1,801,372

Retail — 2.6%
Advance Auto Parts, Inc.	6,219	936,022
CST Brands, Inc.	21,985	860,493
Lowe’s Cos., Inc.	3,052	232,074
Target Corp.	4,906	356,224

		2,384,813

Savings & Loans — 0.9%
Capitol Federal Financial, Inc.	61,778	775,932

Semiconductors — 5.4%
Applied Materials, Inc.	81,137	1,514,828
Lam Research Corp.	8,123	645,129
Maxim Integrated Products, Inc.	24,141	917,358
Microchip Technology, Inc.	19,611	912,696
Teradyne, Inc.	42,554	879,591

		4,869,602

Telecommunications — 1.1%
CenturyLink, Inc.	39,965	1,005,520

Toys, Games & Hobbies — 0.7%
Mattel, Inc.	24,323	660,856

Transportation — 1.4%
CSX Corp.	10,504	272,579

	Number of Shares	Value†

Transportation — (continued)
Heartland Express, Inc.	59,271	$1,008,792

		1,281,371

TOTAL COMMON STOCKS (Cost $82,670,478)		83,263,287

REAL ESTATE INVESTMENT TRUSTS — 5.0%
Diversified — 2.7%
Corrections Corporation of America	35,822	948,925
Weyerhaeuser Co.	50,282	1,507,454

		2,456,379

Hotels & Resorts — 0.5%
Host Hotels & Resorts, Inc.	31,255	479,452

Office Property — 1.8%
Boston Properties, Inc.	1,926	245,642
Empire State Realty Trust, Inc.	20,606	372,350
Piedmont Office Realty Trust, Inc., Class A	51,335	969,205

		1,587,197

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $4,785,060)		4,523,028

EXCHANGE TRADED FUNDS — 1.0%
Investment Companies — 1.0%
iShares Russell MidCap Value Index Fund (Cost $950,208)	13,399	920,243

SHORT-TERM INVESTMENTS — 2.7%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $2,416,676)	2,416,676	2,416,676

TOTAL INVESTMENTS — 100.6% (Cost $90,822,422)		$91,123,234

Other Assets & Liabilities — (0.6)%		(573,300)

TOTAL NET ASSETS — 100.0%		$90,549,934

†	See Security Valuation Note.
*	Non-income producing security.
ADR	— American Depository Receipt.
PLC	— Public Limited Company.

Country Weightings as of 12/31/2015††
United States	94%
Other	2
Canada	2
Japan	1
Netherlands	1

Total	100%

††%	of total investments as of December 31, 2015

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2015

Mid Core Value Fund

Summary of inputs used to value the Fund’s investments as of 12/31/2015 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2015	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$83,263,287	$82,315,311	$947,976	$—
REAL ESTATE INVESTMENT TRUSTS	4,523,028	4,523,028	—	—
EXCHANGE TRADED FUNDS	920,243	920,243	—	—
SHORT-TERM INVESTMENTS	2,416,676	2,416,676	—	—

TOTAL INVESTMENTS	$91,123,234	$90,175,258	$947,976	$—

It Is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2015

SMID Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — 97.5%
Aerospace & Defense — 2.3%
Harris Corp.	6,070	$527,483
Orbital ATK Inc.	8,600	768,324

		1,295,807

Airlines — 0.9%
Spirit Airlines, Inc.*	12,190	485,772

Apparel — 0.8%
Columbia Sportswear Co.	9,503	463,366

Auto Parts & Equipment — 2.3%
Gentherm, Inc.*	16,418	778,213
WABCO Holdings, Inc.*	5,070	518,458

		1,296,671

Beverages — 1.2%
Constellation Brands, Inc., Class A	4,750	676,590

Biotechnology — 3.2%
Alnylam Pharmaceuticals, Inc.*	5,814	547,330
Bluebird Bio, Inc.*	4,640	297,981
Ligand Pharmaceuticals, Inc.*	2,644	286,662
Prothena Corp. PLC*	2,455	167,210
Ultragenyx Pharmaceutical, Inc.*	4,170	467,791

		1,766,974

Building Materials — 1.4%
Vulcan Materials Co.	8,090	768,307

Chemicals — 1.3%
Axalta Coating Systems Ltd.*	27,749	739,511

Commercial Services — 20.8%
Allegion PLC	15,610	1,029,011
Aramark	31,950	1,030,388
Bright Horizons Family Solutions, Inc.*	15,640	1,044,752
CoStar Group, Inc.*	6,584	1,360,847
Euronet Worldwide, Inc.*	13,121	950,354
HealthEquity, Inc.*	13,898	348,423
KAR Auction Services Inc.	28,144	1,042,172
SEI Investments Co.	19,920	1,043,808
ServiceMaster Global Holdings, Inc.*	50,182	1,969,142
Vantiv, Inc., Class A*	18,007	853,892
WEX, Inc.*	10,940	967,096

		11,639,885

Computers — 2.3%
EPAM Systems, Inc.*	10,727	843,357
Fleetmatics Group PLC*	8,821	448,018

		1,291,375

Distribution & Wholesale — 1.6%
HD Supply Holdings, Inc.*	29,240	878,077

Diversified Financial Services — 4.1%
Air Lease Corp.	21,930	734,216
Evercore Partners, Inc., Class A	13,410	725,079
Raymond James Financial, Inc.	14,910	864,333

		2,323,628

	Number of Shares	Value†

Electrical Components & Equipment — 1.6%
Acuity Brands, Inc.	3,733	$872,775

Entertainment — 3.6%
Cinemark Holdings, Inc.	27,080	905,284
Vail Resorts, Inc.	8,920	1,141,671

		2,046,955

Healthcare Products — 8.9%
Alere, Inc.*	22,156	866,078
Align Technology, Inc.*	15,870	1,045,040
Cepheid, Inc.*	11,349	414,579
DexCom, Inc.*	10,969	898,361
Hologic, Inc.*	23,570	911,923
Integra LifeSciences Holdings Corp.*	7,080	479,882
Intersect ENT, Inc.*	16,484	370,890

		4,986,753

Healthcare Services — 0.9%
Envision Healthcare Holdings Inc*	18,839	489,249

Home Furnishings — 1.1%
Harman International Industries, Inc.	6,280	591,639

Housewares — 0.7%
Newell Rubbermaid, Inc.	8,690	383,055

Internet — 1.7%
Splunk, Inc.*	16,710	982,715

Leisure Time — 1.2%
Brunswick Corp.	13,560	684,916

Machinery — Diversified — 2.2%
Cognex Corp.	14,840	501,147
Wabtec Corp.	10,520	748,182

		1,249,329

Miscellaneous Manufacturing — 3.9%
A.O. Smith Corp.	11,870	909,361
Carlisle Cos., Inc.	10,310	914,394
Proto Labs, Inc.*	5,473	348,575

		2,172,330

Oil & Gas — 1.0%
Diamondback Energy, Inc.*	8,000	535,200

Pharmaceuticals — 2.5%
Medivation, Inc.*	10,570	510,954
VCA, Inc.*	16,590	912,450

		1,423,404

Real Estate — 1.5%
CBRE Group, Inc., Class A*	24,070	832,341

Retail — 6.5%
Caleres, Inc.	20,230	542,569
Dave & Buster’s Entertainment, Inc.*	22,262	929,216
Lithia Motors, Inc., Class A	6,915	737,623
The Michaels Cos, Inc.*	35,037	774,668
Ulta Salon Cosmetics & Fragrance, Inc.*	3,700	684,500

		3,668,576

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2015

SMID Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Semiconductors — 1.0%
Cavium, Inc.*	8,290	$544,736

Software — 13.2%
Black Knight Financial Services, Inc.*	13,771	455,269
Broadridge Financial Solutions, Inc.	10,400	558,792
CyberArk Software Ltd.*	16,717	754,605
Guidewire Software, Inc.*	14,471	870,575
Imperva, Inc.*	9,228	584,225
Paycom Software, Inc.*	26,866	1,010,968
Tableau Software, Inc., Class A*	11,970	1,127,813
Take-Two Interactive Software, Inc.*	25,140	875,878
Tyler Technologies, Inc.*	6,691	1,166,375

		7,404,500

Telecommunications — 2.6%
Zayo Group Holdings, Inc.*	55,580	1,477,872

Transportation — 1.2%
Old Dominion Freight Line, Inc.*	11,230	663,356

TOTAL COMMON STOCKS (Cost $49,243,608)		54,635,664

SHORT-TERM INVESTMENTS — 2.3%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $1,280,547)	1,280,547	1,280,547

TOTAL INVESTMENTS — 99.8% (Cost $50,524,155)		$55,916,211

Other Assets & Liabilities — 0.2%		85,398

TOTAL NET ASSETS — 100.0%		$56,001,609

†	See Security Valuation Note.
*	Non-income producing security.
PLC	— Public Limited Company.

Summary of inputs used to value the Fund’s investments as of 12/31/2015 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2015	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$54,635,664	$54,635,664	$—	$—
SHORT-TERM INVESTMENTS	1,280,547	1,280,547	—	—

TOTAL INVESTMENTS	$55,916,211	$55,916,211	$—	$—

It Is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2015

SMID Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — 91.4%
Aerospace & Defense — 1.0%
Spirit Aerosystems Holdings, Inc., Class A*	13,870	$694,471

Apparel — 1.0%
Crocs, Inc.*	65,370	669,389

Auto Manufacturers — 1.2%
Oshkosh Corp.	20,010	781,190

Auto Parts & Equipment — 3.3%
Dana Holding Corp.	55,240	762,312
Lear Corp.	6,970	856,125
Tenneco, Inc.*	13,230	607,389

		2,225,826

Banks — 9.0%
Associated Banc-Corp.	29,100	545,625
Comerica, Inc.	22,955	960,208
Fulton Financial Corp.	51,200	666,112
Huntington Bancshares, Inc.	91,650	1,013,649
Synovus Financial Corp.	20,940	678,037
Texas Capital Bancshares, Inc.*	11,370	561,905
Webster Financial Corp.	18,830	700,288
Zions Bancorporation	35,420	966,966

		6,092,790

Chemicals — 1.9%
A. Schulman, Inc.	22,520	690,013
Huntsman Corp.	54,930	624,554

		1,314,567

Commercial Services — 2.3%
Booz Allen Hamilton Holding Corp.	29,640	914,394
Quanta Services, Inc.*	33,100	670,275

		1,584,669

Computers — 1.4%
NCR Corp.*	39,390	963,479

Distribution & Wholesale — 0.5%
WESCO International, Inc.*	8,070	352,498

Diversified Financial Services — 1.8%
E*TRADE Financial Corp.*	25,060	742,778
SLM Corp.*	72,050	469,766

		1,212,544

Electric — 2.8%
PNM Resources, Inc.	33,560	1,025,929
Westar Energy, Inc.	21,360	905,878

		1,931,807

Electronics — 4.9%
Avnet, Inc.	20,370	872,651
Celestica, Inc.*	34,600	381,638
Keysight Technologies, Inc.*	30,050	851,316
TTM Technologies, Inc.*	58,750	382,463
Vishay Intertechnology, Inc.	69,920	842,536

		3,330,604

	Number of Shares	Value†

Engineering & Construction — 4.3%
AECOM*	34,694	$1,041,861
EMCOR Group, Inc.	17,750	852,710
Granite Construction, Inc.	24,250	1,040,567

		2,935,138

Finance — 0.7%
Genpact Ltd.*	17,660	441,147

Food — 2.3%
Dean Foods Co.	27,975	479,771
Ingredion, Inc.	10,920	1,046,573

		1,526,344

Gas — 1.3%
Southwest Gas Corp.	16,240	895,798

Hand & Machine Tools — 1.5%
Regal-Beloit Corp.	17,570	1,028,196

Healthcare Services — 3.1%
LifePoint Health, Inc.*	11,820	867,588
Molina Healthcare, Inc.*	8,180	491,863
WellCare Health Plans, Inc.*	9,670	756,291

		2,115,742

Home Builders — 2.4%
Meritage Homes Corp.*	12,900	438,471
PulteGroup, Inc.	67,970	1,211,225

		1,649,696

Household Products & Wares — 1.9%
Avery Dennison Corp.	9,450	592,137
Helen of Troy Ltd.*	7,050	664,463

		1,256,600

Insurance — 10.9%
American Financial Group, Inc.	11,810	851,265
Aspen Insurance Holdings Ltd.	21,070	1,017,681
CNO Financial Group, Inc.	52,600	1,004,134
Essent Group Ltd.*	33,774	739,313
First American Financial Corp.	24,980	896,782
StanCorp Financial Group, Inc.	9,660	1,100,081
The Hanover Insurance Group, Inc.	10,040	816,653
Validus Holdings Ltd.	21,630	1,001,253

		7,427,162

Internet — 2.1%
CDW Corp.	21,150	889,146
Shutterfly, Inc.*	11,990	534,274

		1,423,420

Iron & Steel — 0.8%
Steel Dynamics, Inc.	29,470	526,629

Media — 1.5%
Cable One, Inc	1,270	550,748
Scholastic Corp.	12,790	493,183

		1,043,931

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2015

SMID Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Miscellaneous Manufacturing — 1.2%
ITT Corp.	22,610	$821,195

Oil & Gas — 4.3%
Murphy Oil Corp.	35,490	796,750
Murphy USA Inc*	12,120	736,169
QEP Resources, Inc.	63,000	844,200
SM Energy Co.	28,735	564,930

		2,942,049

Oil & Gas Services — 2.3%
MRC Global Inc*	69,390	895,131
RPC, Inc.	54,770	654,502

		1,549,633

Packaging and Containers — 0.8%
Graphic Packaging Holding Co.	41,820	536,551

Real Estate — 1.0%
Realogy Holdings Corp.*	18,180	666,661

Retail — 7.0%
Big Lots, Inc.	20,600	793,924
Bloomin’ Brands, Inc.	54,460	919,829
Caleres, Inc.	18,350	492,147
GameStop Corp., Class A	13,600	381,344
Office Depot, Inc.*	113,510	640,196
The Children’s Place, Inc.	16,380	904,176
The Michaels Cos, Inc.	29,250	646,718

		4,778,334

Savings & Loans — 0.9%
First Niagara Financial Group, Inc.	58,040	629,734

Semiconductors — 4.5%
Advanced Micro Devices, Inc.*	84,700	243,089
Cypress Semiconductor Corp.*	92,590	908,308
Fairchild Semiconductor International, Inc.*	63,400	1,313,014
Lam Research Corp.	7,050	559,911

		3,024,322

Software — 0.8%
Verint Systems, Inc.*	13,040	528,902

Telecommunications — 3.6%
Amdocs Ltd.	14,625	798,087
Finisar Corp.*	61,830	899,008
Polycom, Inc.*	60,090	756,533

		2,453,628

Transportation — 1.1%
Ryder System, Inc.	13,320	756,976

TOTAL COMMON STOCKS (Cost $57,317,633)		62,111,622

REAL ESTATE INVESTMENT TRUSTS — 5.6%
Apartments — 1.1%
Mid-America Apartment Communities, Inc.	8,140	739,193

	Number of Shares	Value†

Healthcare — 1.3%
LTC Properties, Inc.	19,560	$843,819

Hotels & Resorts — 0.8%
RLJ Lodging Trust	25,100	542,913

Real Estate Management Services — 1.5%
Gramercy Property Trust	133,178	1,028,134

Strip Centers — 0.9%
DDR Corp.	37,780	636,215

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $3,606,046)		3,790,274

SHORT-TERM INVESTMENTS — 2.2%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $1,480,594)	1,480,594	1,480,594

TOTAL INVESTMENTS — 99.2% (Cost $62,404,273)		$67,382,490

Other Assets & Liabilities — 0.8%		576,698

TOTAL NET ASSETS — 100.0%		$67,959,188

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 12/31/2015 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2015	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$62,111,622	$62,111,622	$—	$—
REAL ESTATE INVESTMENT TRUSTS	3,790,274	3,790,274	—	—
SHORT-TERM INVESTMENTS	1,480,594	1,480,594	—	—

TOTAL INVESTMENTS	$67,382,490	$67,382,490	$—	$—

It Is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2015

Small Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — 98.1%
Aerospace & Defense — 2.0%
HEICO Corp., Class A	37,203	$1,830,388

Apparel — 3.4%
Carter’s, Inc.	16,025	1,426,706
Gildan Activewear, Inc.	26,685	758,387
Wolverine World Wide, Inc.	54,266	906,785

		3,091,878

Banks — 2.3%
Bank of the Ozarks, Inc.	24,756	1,224,432
Kearny Financial Corp.	30,585	387,512
SVB Financial Group*	3,888	462,283

		2,074,227

Beverages — 0.2%
Britvic PLC	15,522	166,307

Biotechnology — 0.9%
Ligand Pharmaceuticals, Inc.*	5,707	618,753
Puma Biotechnology, Inc.*	3,199	250,802

		869,555

Building Materials — 0.7%
Trex Co., Inc.*	15,895	604,646

Chemicals — 2.1%
Sensient Technologies Corp.	31,481	1,977,636

Commercial Services — 11.8%
Alarm.com Holdings, Inc.*	17,177	286,513
CEB, Inc.	15,212	933,865
CoStar Group, Inc.*	4,597	950,154
Euronet Worldwide, Inc.*	24,110	1,746,287
ExamWorks Group, Inc.*	11,100	295,260
Gartner, Inc.*	7,559	685,601
Healthcare Services Group, Inc.	28,676	999,932
HealthEquity, Inc.*	20,818	521,907
MAXIMUS, Inc.	15,720	884,250
Nord Anglia Education Inc.*	46,150	935,922
Rollins, Inc.	17,517	453,690
Servicemaster Global Holdings, Inc.*	39,230	1,539,385
SP Plus Corp.*	25,462	608,542

		10,841,308

Computers — 3.9%
Cadence Design Systems, Inc.*	77,202	1,606,573
Jack Henry & Associates, Inc.	21,680	1,692,341
Stratasys Ltd.*	12,806	300,685

		3,599,599

Diversified Financial Services — 4.5%
Artisan Partners Asset Management, Inc., Class A	13,370	482,122
Financial Engines, Inc.	17,432	586,936
LPL Financial Holdings, Inc.	14,159	603,881
MarketAxess Holdings, Inc.	11,085	1,236,975
Markit Ltd.*	29,782	898,523
WisdomTree Investments, Inc.	19,965	313,051

		4,121,488

	Number of Shares	Value†

Electrical Components & Equipment — 2.3%
Belden, Inc.	20,997	$1,001,137
EnerSys	19,855	1,110,490

		2,111,627

Electronics — 4.3%
CTS Corp.	34,584	610,062
FEI Co.	14,816	1,182,169
National Instruments Corp.	13,666	392,077
OSI Systems, Inc.*	13,379	1,186,182
Sensata Technologies Holding NV*	12,089	556,819

		3,927,309

Energy-Alternate Sources — 0.6%
SolarEdge Technologies Inc.*	18,575	523,258

Entertainment — 2.4%
AMC Entertainment Holdings, Inc., Class A	27,540	660,960
Manchester United PLC	33,392	594,711
National CineMedia, Inc.	60,521	950,785

		2,206,456

Environmental Control — 0.7%
Clean Harbors, Inc.*	15,015	625,375

Hand & Machine Tools — 0.9%
Kennametal, Inc.	41,458	795,994

Healthcare Products — 6.9%
Bio-Techne Corp.	11,576	1,041,840
Endologix, Inc.*	72,550	718,245
Globus Medical, Inc.*	31,775	883,980
LDR Holding Corp.*	30,416	763,746
Masimo Corp.*	14,857	616,714
Merit Medical Systems, Inc.*	33,700	626,483
Quidel Corp.*	31,021	657,645
STERIS PLC	13,835	1,042,329

		6,350,982

Healthcare Services — 1.4%
Catalent, Inc.*	47,746	1,195,083
OvaScience, Inc.*	8,051	78,658

		1,273,741

Household Products & Wares — 3.1%
Ontex Group NV	31,764	1,129,380
Prestige Brands Holdings, Inc.*	21,597	1,111,814
Tumi Holdings, Inc.*	37,099	616,956

		2,858,150

Insurance — 0.8%
RLI Corp.	12,411	766,379

Internet — 1.7%
ChannelAdvisor Corp.*	28,211	390,723
Endurance International Group Holdings, Inc.*	35,487	387,873
Wayfair, Inc., Class A*	6,515	310,244
Zillow Group, Inc.*	16,701	434,894

		1,523,734

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2015

Small Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Investment Companies — 0.4%
Pace Holdings Corp.*	33,082	$334,128

Machinery — Diversified — 1.2%
Nordson Corp.	11,497	737,532
Wabtec Corp.	5,381	382,697

		1,120,229

Medical Instruments — 0.6%
Novadaq Technologies, Inc.*	46,571	593,315

Metal Fabricate/Hardware — 1.0%
Rexnord Corp.*	48,859	885,325

Miscellaneous Manufacturing — 1.3%
Proto Labs, Inc.*	10,841	690,463
Raven Industries, Inc.	30,259	472,041

		1,162,504

Oil & Gas Services — 0.6%
Dril-Quip, Inc.*	9,982	591,234

Pharmaceuticals — 9.8%
Akorn, Inc.*	21,321	795,487
Anacor Pharmaceuticals, Inc.*	2,766	312,475
DBV Technologies SA*	14,415	523,409
DepoMed, Inc.*	23,242	421,377
Dyax Corp.*	36,639	1,378,359
Eagle Pharmaceuticals, Inc.*	11,407	1,011,459
Flamel Technologies S.A., ADR*	37,767	461,135
Heron Therapeutics, Inc.*	11,245	300,241
Insys Therapeutics, Inc.*	18,705	535,524
Ironwood Pharmaceuticals, Inc.*	42,791	495,948
Pacira Pharmaceuticals, Inc.*	6,496	498,828
Phibro Animal Health Corp., Class A	34,266	1,032,435
POZEN, Inc.*	44,710	305,369
Relypsa, Inc.*	15,345	434,877
Teligent Inc.*	55,372	492,811

		8,999,734

Publishing/Newspapers — 0.7%
Cimpress NV*	8,227	667,539

Real Estate — 1.2%
Jones Lang LaSalle, Inc.	4,018	642,318
The St. Joe Co.*	22,716	420,473

		1,062,791

Real Estate Investment Trusts — 0.7%
Lamar Advertising Co.	10,544	632,429

Retail — 4.5%
Biglari Holdings, Inc.*	3,019	983,650
Casey’s General Stores, Inc.	11,284	1,359,158
Dunkin’ Brands Group, Inc.	12,318	524,624
Five Below, Inc.*	19,605	629,320
Sally Beauty Holdings, Inc.*	21,985	613,162

		4,109,914

Semiconductors — 2.3%
Atmel Corp.	132,196	1,138,208
ON Semiconductor Corp.*	95,108	932,058

		2,070,266

	Number of Shares	Value†

Software — 13.9%
ACI Worldwide, Inc.*	45,860	$981,404
athenahealth, Inc.*	5,589	899,661
Blackbaud, Inc.	39,040	2,571,175
Broadridge Financial Solutions, Inc.	35,979	1,933,152
Envestnet, Inc.*	20,880	623,268
Fleetmatics Group PLC*	12,480	633,859
Guidewire Software, Inc.*	14,014	843,082
RealPage, Inc.*	36,405	817,292
Solera Holdings, Inc.	13,849	759,341
SPS Commerce, Inc.*	6,135	430,738
SS&C Technologies Holdings, Inc.	33,266	2,271,070

		12,764,042

Telecommunications — 1.7%
NICE Systems, Ltd. ADR	27,882	1,598,196

Transportation — 1.3%
Landstar System, Inc.	9,386	550,489
Old Dominion Freight Line, Inc.*	10,569	624,311

		1,174,800

TOTAL COMMON STOCKS (Cost $76,547,614)		89,906,483

SHORT-TERM INVESTMENTS — 2.1%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $1,987,715)	1,987,715	1,987,715

TOTAL INVESTMENTS — 100.2% (Cost $78,535,329)		$91,894,198

Other Assets & Liabilities — (0.2)%		(228,592)

TOTAL NET ASSETS — 100.0%		$91,665,606

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

PLC — Public Limited Company.

Country Weightings as of 12/31/2015†
United States	89%
United Kingdom	3
France	2
Israel	2
Belgium	1
Canada	1
Hong Kong	1
Other	1

Total	100%

†% of total investments as of December 31, 2015

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2015

Small Cap Growth Fund

Summary of inputs used to value the Fund’s investments as of 12/31/2015 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2015	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$89,906,483	$88,610,796	$1,295,687	$—
SHORT-TERM INVESTMENTS	1,987,715	1,987,715	—	—

TOTAL INVESTMENTS	$91,894,198	$90,598,511	$1,295,687	$—

It Is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period.

$767,945 was transferred from Level 1 into Level 2 at 12/31/15 as the Fund utilized third-party vendor modeling tools to reflect any significant market movements between the time at which the Fund valued its securities and the earlier closing of foreign markets. The Fund did not have any transfers in and transfers out of Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2015

Small Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — 84.7%
Aerospace & Defense — 2.7%
Curtiss-Wright Corp.	17,664	$1,209,984
Esterline Technologies Corp.*	28,543	2,311,983
Kaman Corp.	32,142	1,311,715
Moog, Inc., Class A*	22,411	1,358,107

		6,191,789

Apparel — 0.9%
Carter’s, Inc.	18,304	1,629,605
Steven Madden Ltd.*	13,826	417,822

		2,047,427

Auto Parts & Equipment — 0.9%
American Axle & Manufacturing Holdings, Inc.*	26,477	501,474
Cooper Tire & Rubber Co.	19,440	735,804
Tower International, Inc.	26,475	756,391

		1,993,669

Banks — 16.6%
BancorpSouth, Inc.	74,285	1,782,097
Bank of the Ozarks, Inc.	38,456	1,902,034
Banner Corp.	26,761	1,227,259
BNC Bancorp	8,215	208,497
Boston Private Financial Holdings, Inc.	70,483	799,277
CoBiz Financial, Inc.	30,749	412,652
Community Bank System, Inc.	28,541	1,139,927
ConnectOne Bancorp, Inc.	17,685	330,533
CVB Financial Corp.	70,568	1,194,010
First Financial Bankshares, Inc.	38,107	1,149,688
First Merchants Corp.	30,475	774,674
First Midwest Bancorp, Inc.	40,752	751,059
Glacier Bancorp, Inc.	51,802	1,374,307
Great Western Bancorp, Inc.	54,430	1,579,559
Heritage Financial Corp.	19,620	369,641
Home BancShares, Inc.	25,977	1,052,588
Independent Bank Corp.	20,817	968,407
Independent Bank Group, Inc.	9,606	307,392
Lakeland Financial Corp.	11,842	552,074
LegacyTexas Financial Group, Inc.	59,554	1,490,041
MB Financial, Inc.	53,910	1,745,067
PacWest Bancorp	30,833	1,328,902
Pinnacle Financial Partners, Inc.	32,312	1,659,544
PrivateBancorp, Inc.	67,800	2,781,156
Prosperity Bancshares, Inc.	36,695	1,756,223
Renasant Corp.	22,856	786,475
Sandy Spring Bancorp, Inc.	15,140	408,174
South State Corp.	18,866	1,357,409
Southwest Bancorp, Inc.	21,468	375,261
State Bank Financial Corp.	35,618	749,046
Summit State Bank	7,318	99,891
Texas Capital Bancshares, Inc.*	14,378	710,561
The First of Long Island Corp.	11,441	343,230
TriCo Bancshares	16,222	445,132
UMB Financial Corp.	17,994	837,621
Webster Financial Corp.	66,637	2,478,230
Wintrust Financial Corp.	8,267	401,115

		37,628,753

	Number of Shares	Value†

Building Materials — 1.6%
Armstrong World Industries, Inc.*	16,120	$737,168
Continental Building Products, Inc.*	49,211	859,224
Eagle Materials, Inc.	17,184	1,038,429
Summit Materials, Inc., Class A*	54,837	1,098,933

		3,733,754

Chemicals — 1.7%
Axiall Corp.	4,168	64,187
Methanex Corp.	2,961	97,743
Minerals Technologies, Inc.	6,226	285,524
PolyOne Corp.	34,992	1,111,346
Quaker Chemical Corp.	8,581	662,968
WR Grace & Co.*	16,188	1,612,163

		3,833,931

Commercial Services — 2.9%
ABM Industries, Inc.	49,478	1,408,639
HMS Holdings Corp.*	81,526	1,006,031
Live Nation Entertainment, Inc.*	79,774	1,960,047
MAXIMUS, Inc.	12,193	685,856
Monro Muffler Brake, Inc.	7,488	495,855
On Assignment, Inc.*	20,509	921,880

		6,478,308

Computers — 1.5%
Convergys Corp.	53,568	1,333,308
Electronics For Imaging, Inc.*	23,401	1,093,763
Lumentum Holdings, Inc.*	15,955	351,329
NetScout Systems, Inc.*	21,882	671,777

		3,450,177

Distribution & Wholesale — 1.3%
Beacon Roofing Supply, Inc.*	33,792	1,391,555
Core-Mark Holding Co., Inc.	10,394	851,684
WESCO International, Inc.*	14,655	640,130

		2,883,369

Diversified Financial Services — 1.8%
MarketAxess Holdings, Inc.	9,283	1,035,890
Moelis & Co., Class A	3,954	115,378
OM Asset Management PLC	74,115	1,136,183
Stifel Financial Corp.*	31,082	1,316,633
Virtu Financial, Inc., Class A	20,336	460,407

		4,064,491

Electric — 4.1%
Black Hills Corp.	28,190	1,308,862
Dynegy, Inc.*	44,254	593,003
IDACORP, Inc.	28,117	1,911,956
NorthWestern Corp.	32,721	1,775,114
PNM Resources, Inc.	58,566	1,790,363
Portland General Electric Co.	50,065	1,820,864

		9,200,162

Electrical Components & Equipment — 0.6%
EnerSys	10,403	581,840
Littelfuse, Inc.	7,577	810,815

		1,392,655

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2015

Small Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Electronics — 2.0%
CTS Corp.	41,212	$726,980
Newport Corp.*	53,852	854,631
Plexus Corp.*	28,703	1,002,309
Watts Water Technologies, Inc., Class A	26,046	1,293,705
Woodward, Inc.	11,567	574,417

		4,452,042

Engineering & Construction — 0.7%
EMCOR Group, Inc.	34,563	1,660,407

Entertainment — 1.6%
Carmike Cinemas, Inc.*	22,097	506,905
Marriott Vacations Worldwide Corp.	19,734	1,123,851
Vail Resorts, Inc.	15,750	2,015,843

		3,646,599

Environmental Control — 0.9%
CECO Environmental Corp.	35,584	273,285
MSA Safety, Inc.	10,340	449,480
Progressive Waste Solutions Ltd.	56,872	1,339,335

		2,062,100

Food — 2.0%
J&J Snack Foods Corp.	6,363	742,371
Post Holdings, Inc.*	8,827	544,626
The Hain Celestial Group, Inc.*	9,566	386,371
TreeHouse Foods, Inc.*	35,480	2,783,761

		4,457,129

Forest Products & Paper — 0.2%
KapStone Paper and Packaging Corp.	17,850	403,232
Mercer International, Inc.	17,201	155,669

		558,901

Gas — 1.9%
New Jersey Resources Corp.	55,929	1,843,420
Southwest Gas Corp.	31,404	1,732,245
WGL Holdings, Inc.	10,859	684,008

		4,259,673

Healthcare Products — 1.6%
Bruker Corp.*	5,691	138,121
CONMED Corp.	12,836	565,426
Endologix, Inc.*	105,345	1,042,915
Integra LifeSciences Holdings Corp.*	16,430	1,113,625
Wright Medical Group NV*	29,855	721,894

		3,581,981

Healthcare Services — 1.7%
Air Methods Corp.*	34,521	1,447,465
Amsurg Corp.*	13,135	998,260
Catalent, Inc.*	10,699	267,796
HealthSouth Corp.	28,465	990,867
Natera, Inc.*	24,632	266,026

		3,970,414

	Number of Shares	Value†

Home Builders — 0.8%
CalAtlantic Group, Inc.	20,408	$773,871
Meritage Homes Corp.*	20,296	689,861
William Lyon Homes, Class A*	19,502	321,783

		1,785,515

Household Products & Wares — 1.4%
Prestige Brands Holdings, Inc.*	16,693	859,356
Spectrum Brands Holdings, Inc.	23,119	2,353,514

		3,212,870

Insurance — 6.1%
American Equity Investment Life Holding Co.	64,379	1,547,027
AMERISAFE, Inc.	11,818	601,536
AmTrust Financial Services, Inc.	16,190	996,980
CNO Financial Group, Inc.	129,661	2,475,229
Endurance Specialty Holdings Ltd.	17,243	1,103,380
Enstar Group Ltd.*	5,349	802,564
Fidelity & Guaranty Life	9,722	246,647
Maiden Holdings Ltd.	99,347	1,481,264
National General Holdings Corp.	57,112	1,248,468
ProAssurance Corp.	13,527	656,465
Radian Group, Inc.	100,815	1,349,913
RLI Corp.	16,733	1,033,263
Symetra Financial Corp.	10,735	341,051

		13,883,787

Investment Companies — 0.3%
Golub Capital BDC, Inc.	18,311	304,512
New Mountain Finance Corp.	25,625	333,637

		638,149

Iron & Steel — 0.4%
Commercial Metals Co.	60,616	829,833

Leisure Time — 0.6%
Diamond Resorts International, Inc.*	53,110	1,354,836

Machinery — Diversified — 0.8%
Alamo Group, Inc.	11,834	616,551
The Manitowoc Co., Inc.	77,902	1,195,796

		1,812,347

Media — 0.8%
Nexstar Broadcasting Group, Inc., Class A	29,003	1,702,476
Townsquare Media, Inc., Class A*	14,285	170,849

		1,873,325

Metal Fabricate/Hardware — 0.4%
RBC Bearings, Inc.*	15,355	991,779

Mining — 0.8%
Ferroglobe PLC	38,209	410,747
Kaiser Aluminum Corp.	17,355	1,451,919

		1,862,666

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2015

Small Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Miscellaneous Manufacturing — 1.5%
Actuant Corp., Class A	17,506	$419,444
Barnes Group, Inc.	29,972	1,060,709
Carlisle Cos., Inc.	7,667	679,986
CLARCOR, Inc.	16,189	804,270
Standex International Corp.	5,888	489,587

		3,453,996

Oil & Gas — 4.4%
Carrizo Oil & Gas, Inc.*	43,361	1,282,618
Memorial Resource Development Corp.*	93,402	1,508,442
Parsley Energy, Inc., Class A*	67,405	1,243,622
PBF Energy, Inc. Class A	35,796	1,317,651
PDC Energy, Inc.*	17,425	930,147
Rice Energy, Inc.*	150,452	1,639,927
RSP Permian, Inc.*	55,102	1,343,938
WPX Energy, Inc.*	108,156	620,815

		9,887,160

Oil & Gas Services — 0.3%
Forum Energy Technologies, Inc.*	18,450	229,887
Thermon Group Holdings, Inc.*	33,095	559,967

		789,854

Packaging and Containers — 1.1%
Berry Plastics Group, Inc.*	40,843	1,477,700
Graphic Packaging Holding Co.	79,899	1,025,104

		2,502,804

Pharmaceuticals — 0.4%
Infinity Pharmaceuticals, Inc.*	71,528	561,495
Pacira Pharmaceuticals, Inc.*	5,611	430,868

		992,363

Real Estate — 0.8%
Kennedy-Wilson Holdings, Inc.	72,799	1,753,000

Retail — 3.6%
Asbury Automotive Group, Inc.*	9,694	653,763
Ascena Retail Group, Inc.*	16,401	161,550
Bojangles’, Inc.*	2,231	35,406
Boot Barn Holdings, Inc.*	40,975	503,583
Burlington Stores, Inc.*	35,624	1,528,270
Cracker Barrel Old Country Store, Inc.	3,569	452,656
Freshpet, Inc.*	6,841	58,080
GNC Holdings, Inc., Class A	14,251	442,066
HSN, Inc.	16,553	838,740
Jack in the Box, Inc.	20,187	1,548,545
Lithia Motors, Inc., Class A	17,199	1,834,617
Office Depot, Inc.*	31,742	179,025

		8,236,301

Savings & Loans — 2.0%
Brookline Bancorp, Inc.	38,692	444,958
Dime Community Bancshares, Inc.	20,494	358,440
EverBank Financial Corp.	67,096	1,072,194
Flushing Financial Corp.	32,555	704,490
Oritani Financial Corp.	25,872	426,888

	Number of Shares	Value†

Savings & Loans — (continued)
Provident Financial Services, Inc.	44,513	$896,937
WSFS Financial Corp.	19,742	638,851

		4,542,758

Semiconductors — 3.8%
Cabot Microelectronics Corp.*	14,232	623,077
Cypress Semiconductor Corp.*	79,300	777,933
Entegris, Inc.*	128,715	1,708,048
Fairchild Semiconductor International, Inc.*	51,392	1,064,328
Intersil Corp., Class A	130,044	1,659,362
MKS Instruments, Inc.	33,512	1,206,432
Semtech Corp.*	54,721	1,035,321
Silicon Laboratories, Inc.*	11,085	538,066

		8,612,567

Software — 2.1%
Bottomline Technologies, Inc.*	24,520	728,980
CommVault Systems, Inc.*	20,604	810,767
Digi International, Inc.*	3,008	34,231
Everyday Health, Inc.*	67,301	405,152
Monotype Imaging Holdings, Inc.	22,868	540,600
Radware Ltd.*	45,512	698,154
Verint Systems, Inc.*	40,841	1,656,511

		4,874,395

Storage & Warehousing — 0.5%
Mobile Mini, Inc.	33,944	1,056,677

Telecommunications — 1.4%
Anixter International, Inc.*	19,073	1,151,819
Polycom, Inc.*	85,929	1,081,846
Viavi Solutions, Inc.*	164,767	1,003,431

		3,237,096

Textiles — 0.3%
G&K Services, Inc., Class A	10,364	651,896

Transportation — 0.9%
Forward Air Corp.	35,653	1,533,435
Golar LNG Ltd.	31,302	494,259

		2,027,694

TOTAL COMMON STOCKS (Cost $172,534,898)		192,411,399

REAL ESTATE INVESTMENT TRUSTS — 12.5%
Building & Real Estate — 2.2%
Apollo Commercial Real Estate Finance, Inc.	78,461	1,351,883
Blackstone Mortgage Trust, Inc., Class A	63,890	1,709,696
MFA Financial, Inc.	166,870	1,101,342
Two Harbors Investment Corp.	105,341	853,262

		5,016,183

Diversified — 1.0%
PS Business Parks, Inc.	25,295	2,211,542

Healthcare — 0.4%
National Health Investors, Inc.	15,931	969,720

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2015

Small Cap Value Fund

	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — (continued)
Hotels & Resorts — 2.5%
Chesapeake Lodging Trust	103,944	$2,615,231
Pebblebrook Hotel Trust	108,142	3,030,139

		5,645,370

Industrial — 0.6%
Terreno Realty Corp.	60,330	1,364,665

Internet — 0.8%
CyrusOne, Inc.	51,089	1,913,283

Office Property — 1.6%
Highwoods Properties, Inc.	44,946	1,959,646
Hudson Pacific Properties, Inc.	60,639	1,706,381

		3,666,027

Regional Malls — 0.3%
CBL & Associates Properties, Inc.	55,685	688,823

Storage & Warehousing — 2.1%
CubeSmart	93,643	2,867,349
Sovran Self Storage, Inc.	16,888	1,812,251

		4,679,600

Strip Centers — 1.0%
Acadia Realty Trust	67,361	2,233,017

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $24,843,081)		28,388,230

EXCHANGE TRADED FUNDS — 0.4%
iShares Russell 2000 Value ETF (Cost $835,562)	9,244	850,540

SHORT-TERM INVESTMENTS — 2.0%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $4,467,782)	4,467,782	4,467,782

TOTAL INVESTMENTS — 99.6% (Cost $202,681,323)		$226,117,951

Other Assets & Liabilities — 0.4%		1,020,615

TOTAL NET ASSETS — 100.0%		$227,138,566

†	See Security Valuation Note.
*	Non-income producing security.

PLC — Public Limited Company.

Summary of inputs used to value the Fund’s investments as of 12/31/2015 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2015	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$192,411,399	$192,411,399	$—	$—
REAL ESTATE INVESTMENT TRUSTS	28,388,230	28,388,230	—	—
EXCHANGE TRADED FUNDS	850,540	850,540	—	—
SHORT-TERM INVESTMENTS	4,467,782	4,467,782	—	—

TOTAL INVESTMENTS	$226,117,951	$226,117,951	$—	$—

It Is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2015

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — 89.3%
Advertising — 0.1%
EVINE Live, Inc.*	1,700	$3,026
Harte-Hanks, Inc.	1,678	5,437
Journal Media Group, Inc.	848	10,193
Marchex, Inc., Class B	1,545	6,010
Marin Software, Inc.*	700	2,506
MDC Partners, Inc., Class A	1,500	32,580
Sizmek, Inc.*	757	2,763

		62,515

Aerospace & Defense — 1.3%
AAR Corp.	1,269	33,362
Aerojet Rocketdyne Holdings, Inc.*	2,440	38,210
AeroVironment, Inc.*	718	21,160
Astronics Corp.*	878	35,743
Cubic Corp.	869	41,060
Curtiss-Wright Corp.	1,826	125,081
Ducommun, Inc.*	400	6,488
Esterline Technologies Corp.*	1,140	92,340
HEICO Corp.	715	38,867
HEICO Corp., Class A	1,600	78,720
Kaman Corp.	1,048	42,769
KLX, Inc.*	2,100	64,659
Kratos Defense & Security Solutions, Inc.*	2,422	9,930
Moog, Inc., Class A*	1,491	90,355
National Presto Industries, Inc.	146	12,098
Teledyne Technologies, Inc.*	1,304	115,665

		846,507

Agriculture — 0.3%
Alico, Inc.	151	5,842
Limoneira Co.	600	8,964
MGP Ingredients, Inc.	400	10,380
Tejon Ranch Co.*	688	13,175
The Andersons, Inc.	1,132	35,805
Universal Corp.	855	47,949
Vector Group Ltd.	3,352	79,074

		201,189

Airlines — 0.3%
Allegiant Travel Co.	501	84,083
Hawaiian Holdings, Inc.*	1,926	68,045
Republic Airways Holdings, Inc.*	1,901	7,471
SkyWest, Inc.	1,881	35,777
Virgin America, Inc.*	900	32,409

		227,785

Apparel — 0.7%
Cherokee, Inc.*	300	5,175
Columbia Sportswear Co.	1,022	49,833
Crocs, Inc.*	2,900	29,696
Deckers Outdoor Corp.*	1,200	56,640
G-III Apparel Group Ltd.*	1,508	66,744
Iconix Brand Group, Inc.*	1,842	12,581
Oxford Industries, Inc.	508	32,420
Perry Ellis International, Inc.*	414	7,626
Sequential Brands Group Inc.*	1,740	13,763
Steven Madden Ltd.*	2,049	61,921

	Number of Shares	Value†

Apparel — (continued)
Superior Uniform Group Inc.	500	$8,490
Unifi, Inc.*	460	12,949
Vince Holding Corp.*	400	1,832
Weyco Group, Inc.	400	10,704
Wolverine World Wide, Inc.	3,782	63,197

		433,571

Auto Manufacturers — 0.1%
Navistar International Corp.*	1,800	15,912
Wabash National Corp.*	2,600	30,758

		46,670

Auto Parts & Equipment — 1.1%
Accuride Corp.*	1,000	1,660
American Axle & Manufacturing Holdings, Inc.*	3,016	57,123
Commercial Vehicle Group, Inc.*	600	1,656
Cooper Tire & Rubber Co.	2,249	85,125
Cooper-Standard Holding, Inc.*	500	38,795
Dana Holding Corp.	5,796	79,985
Dorman Products, Inc.*	992	47,090
Douglas Dynamics, Inc.	900	18,963
Federal-Mogul Holdings Corp.*	916	6,275
Gentherm, Inc.*	1,468	69,583
Horizon Global Corp.*	718	7,446
Meritor, Inc.*	3,645	30,436
Metaldyne Performance Group, Inc.	400	7,336
Miller Industries, Inc.	443	9,648
Modine Manufacturing Co.*	2,077	18,797
Motorcar Parts of America, Inc.*	700	23,667
Standard Motor Products, Inc.	700	26,635
Strattec Security Corp.	100	5,649
Superior Industries International, Inc.	1,119	20,612
Tenneco, Inc.*	2,200	101,002
Titan International, Inc.	1,913	7,537
Tower International, Inc.	800	22,856

		687,876

Banks — 8.6%
1st Source Corp.	688	21,239
Access National Corp.	400	8,184
American National Bankshares, Inc.	400	10,244
Ameris Bancorp	1,247	42,386
Ames National Corp.	199	4,834
Arrow Financial Corp.	378	10,270
BancFirst Corp.	260	15,241
Banco Latinoamericano de Comercio Exterior SA	1,110	28,782
BancorpSouth, Inc.	3,649	87,540
Bank of Marin Bancorp	290	15,486
Bank of the Ozarks, Inc.	2,952	146,006
Banner Corp.	800	36,688
Bar Harbor Bankshares	200	6,884
BBCN Bancorp, Inc.	3,185	54,846
Blue Hills Bancorp, Inc.	1,300	19,903
BNC Bancorp	1,200	30,456

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2015

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Banks — (continued)
Boston Private Financial Holdings, Inc.	2,858	$32,410
Bridge Bancorp, Inc.	707	21,514
Bryn Mawr Bank Corp.	732	21,023
C1 Financial Inc.*	400	9,684
Camden National Corp.	326	14,373
Capital Bank Financial Corp., Class A	1,000	31,980
Capital City Bank Group, Inc.	269	4,129
Cardinal Financial Corp.	1,218	27,710
Cascade Bancorp*	1,262	7,660
Cass Information Systems, Inc.	454	23,363
Cathay General Bancorp	3,050	95,557
CenterState Banks, Inc.	1,932	30,236
Central Pacific Financial Corp.	800	17,616
Century Bancorp, Inc., Class A	69	2,999
Chemical Financial Corp.	1,366	46,813
Citizens & Northern Corp.	356	7,476
City Holding Co.	648	29,575
CNB Financial Corp.	474	8,546
CoBiz Financial, Inc.	1,700	22,814
Columbia Banking System, Inc.	2,214	71,977
Community Bank System, Inc.	1,711	68,337
Community Trust Bancorp, Inc.	683	23,878
CommunityOne Bancorp*	700	9,429
ConnectOne Bancorp, Inc.	1,060	19,811
CU Bancorp*	800	20,288
Customers Bancorp, Inc.*	880	23,954
CVB Financial Corp.	3,992	67,545
Eagle Bancorp, Inc.*	1,173	59,201
Enterprise Bancorp, Inc.	300	6,855
Enterprise Financial Services Corp.	782	22,170
F.N.B. Corp.	6,408	85,483
Farmers Capital Bank Corp.*	300	8,133
Fidelity Southern Corp.	607	13,542
Financial Institutions, Inc.	440	12,320
First Bancorp	824	15,442
First Bancorp Puerto Rico*	4,700	15,275
First Bancorp, Inc.	234	4,790
First Busey Corp.	934	19,268
First Business Financial Services, Inc.	400	10,004
First Citizens BancShares, Inc., Class A	304	78,484
First Commonwealth Financial Corp.	3,121	28,307
First Community Bancshares, Inc.	626	11,662
First Connecticut Bancorp, Inc.	659	11,473
First Financial Bancorp	2,205	39,844
First Financial Bankshares, Inc.	2,452	73,977
First Financial Corp.	480	16,306
First Interstate BancSystem, Inc.	800	23,256
First Merchants Corp.	1,538	39,096
First Midwest Bancorp, Inc.	2,814	51,862
First NBC Bank Holding Co.*	600	22,434
FirstMerit Corp.	6,394	119,248
Franklin Financial Network Inc.*	300	9,414
Fulton Financial Corp.	6,900	89,769
German American Bancorp, Inc.	392	13,061
Glacier Bancorp, Inc.	2,921	77,494
Great Southern Bancorp, Inc.	471	21,317

	Number of Shares	Value†

Banks — (continued)
Great Western Bancorp, Inc.	1,600	$46,432
Green Bancorp Inc.*	700	7,336
Guaranty Bancorp	500	8,270
Hancock Holding Co.	3,072	77,322
Hanmi Financial Corp.	1,213	28,772
Heartland Financial USA, Inc.	717	22,485
Heritage Commerce Corp.	600	7,176
Heritage Financial Corp.	1,130	21,289
Heritage Oaks Bancorp	1,300	10,413
Home BancShares, Inc.	2,164	87,685
Horizon Bancorp	400	11,184
IBERIABANK Corp.	1,446	79,631
Independent Bank Corp.	971	45,171
Independent Bank Corp.	1,000	15,230
Independent Bank Group, Inc.	400	12,800
International Bancshares Corp.	1,925	49,473
Kearny Financial Corp.	3,276	41,507
Lakeland Bancorp, Inc.	1,111	13,099
Lakeland Financial Corp.	594	27,692
LegacyTexas Financial Group, Inc.	1,866	46,687
MainSource Financial Group, Inc.	921	21,072
MB Financial, Inc.	2,884	93,355
Mercantile Bank Corp.	500	12,270
Merchants Bancshares, Inc.	86	2,708
Metro Bancorp, Inc.	563	17,667
MidWestOne Financial Group, Inc.	400	12,164
National Bankshares, Inc.	319	11,337
National Commerce Corp.*	400	10,020
National Penn Bancshares, Inc.	5,387	66,422
NBT Bancorp, Inc.	1,769	49,320
NewBridge Bancorp	1,100	13,398
OFG Bancorp	1,810	13,249
Old National Bancorp	4,186	56,762
Old Second Bancorp, Inc.*	1,600	12,544
Opus Bank	300	11,091
Pacific Continental Corp.	862	12,827
Park National Corp.	524	47,412
Park Sterling Corp.	1,600	11,712
Peapack Gladstone Financial Corp.	636	13,114
Penns Woods Bancorp, Inc.	268	11,379
Peoples Bancorp, Inc.	572	10,776
Peoples Financial Services Corp.	300	11,424
Pinnacle Financial Partners, Inc.	1,363	70,004
Preferred Bank	500	16,510
PrivateBancorp, Inc.	3,098	127,080
Prosperity Bancshares, Inc.	2,726	130,466
QCR Holdings, Inc.	400	9,716
Renasant Corp.	1,635	56,260
Republic Bancorp, Inc., Class A	387	10,221
S&T Bancorp, Inc.	1,259	38,802
Sandy Spring Bancorp, Inc.	1,085	29,252
Seacoast Banking Corp of Florida*	1,040	15,579
ServisFirst Bancshares, Inc.	800	38,024
Sierra Bancorp	712	12,567
Simmons First National Corp., Class A	1,100	56,496
South State Corp.	958	68,928

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2015

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Banks — (continued)
Southside Bancshares, Inc.	901	$21,642
Southwest Bancorp, Inc.	636	11,117
State Bank Financial Corp.	1,200	25,236
Stock Yards Bancorp, Inc.	645	24,375
Stonegate Bank	500	16,430
Suffolk Bancorp	443	12,559
Sun Bancorp, Inc.*	220	4,541
Talmer Bancorp, Inc.	1,900	34,409
Texas Capital Bancshares, Inc.*	1,673	82,680
The Bancorp, Inc.*	1,412	8,994
The First of Long Island Corp.	593	17,790
Tompkins Financial Corp.	558	31,337
Towne Bank	1,832	38,234
TriCo Bancshares	904	24,806
TriState Capital Holdings, Inc.*	1,000	13,990
Triumph BanCorp., Inc.*	500	8,250
TrustCo Bank Corp.	3,252	19,967
Trustmark Corp.	2,630	60,595
UMB Financial Corp.	1,481	68,941
Umpqua Holdings Corp.	8,501	135,166
Union Bankshares Corp.	1,828	46,139
United Bankshares, Inc.	2,692	99,577
United Community Banks, Inc.	1,878	36,602
Univest Corp. of Pennsylvania	600	12,516
Valley National Bancorp	8,635	85,055
Walker & Dunlop, Inc.*	900	25,929
Washington Trust Bancorp, Inc.	670	26,478
Webster Financial Corp.	3,528	131,206
WesBanco, Inc.	1,531	45,961
West Bancorporation, Inc.	778	15,366
Westamerica Bancorporation	1,073	50,163
Western Alliance Bancorp*	3,319	119,019
Wilshire Bancorp, Inc.	2,676	30,908
Wintrust Financial Corp.	1,742	84,522
Yadkin Financial Corp.	1,100	27,687

		5,658,942

Beverages — 0.2%
Coca-Cola Bottling Co. Consolidated	174	31,757
Craft Brew Alliance, Inc.*	700	5,859
Farmer Bros Co.*	204	6,583
National Beverage Corp.*	442	20,084
The Boston Beer Co., Inc., Class A*	359	72,486

		136,769

Biotechnology — 3.7%
Acceleron Pharma, Inc.*	900	43,884
Achillion Pharmaceuticals, Inc.*	4,300	46,397
Acorda Therapeutics, Inc.*	1,531	65,496
Aduro Biotech, Inc.*	300	8,442
Advaxis, Inc.*	1,000	10,060
Affimed NV*	279	1,987
Agenus, Inc.*	3,200	14,528
Alder Biopharmaceuticals, Inc.*	900	29,727
AMAG Pharmaceuticals, Inc.*	1,256	37,919
ANI Pharmaceuticals, Inc.*	300	13,538

	Number of Shares	Value†

Biotechnology — (continued)
Applied Genetic Technologies Corp.*	600	$12,240
Ardelyx, Inc.*	800	14,496
Arena Pharmaceuticals, Inc.*	8,506	16,161
ARIAD Pharmaceuticals, Inc.*	6,600	41,250
Assembly Biosciences, Inc.*	400	3,004
Atara Biotherapeutics, Inc.*	700	18,487
Avalanche Biotechnologies, Inc.*	700	6,664
Bellicum Pharmaceuticals, Inc.*	300	6,081
BioCryst Pharmaceuticals, Inc.*	2,900	29,928
BioTime, Inc.*	1,100	4,510
Blueprint Medicines Corp.*	300	7,902
Cambrex Corp.*	1,167	54,954
Celldex Therapeutics, Inc.*	3,644	57,138
Cellular Biomedicine Group, Inc.*	300	6,447
Coherus Biosciences, Inc.*	800	18,368
CTI BioPharma Corp.*	5,000	6,150
Curis, Inc.*	3,600	10,476
Cytokinetics, Inc.*	1,000	10,460
CytomX Therapeutics Inc.*	400	8,348
CytRx Corp.*	2,600	6,890
Dermira, Inc.*	500	17,305
Dynavax Technologies Corp.*	1,320	31,891
Emergent BioSolutions, Inc.*	1,058	42,331
Epizyme, Inc.*	1,000	16,020
Exact Sciences Corp.*	3,600	33,228
Exelixis, Inc.*	8,169	46,073
Fibrocell Science, Inc.*	400	1,820
Five Prime Therapeutics, Inc.*	800	33,200
Foundation Medicine, Inc.*	518	10,909
Galena Biopharma, Inc.*	8,000	11,760
Genocea Biosciences, Inc.*	600	3,162
Geron Corp.*	6,550	31,702
Halozyme Therapeutics, Inc.*	3,989	69,129
Harvard Bioscience, Inc.*	2,100	7,287
Idera Pharmaceuticals, Inc.*	2,300	7,107
ImmunoGen, Inc.*	3,263	44,279
Immunomedics, Inc.*	2,936	9,014
Inovio Pharmaceuticals, Inc.*	2,500	16,800
Insmed, Inc.*	2,300	41,745
Karyopharm Therapeutics, Inc.*	800	10,600
Kite Pharma, Inc.*	1,100	67,782
Lexicon Pharmaceuticals, Inc.*	1,760	23,426
Ligand Pharmaceuticals, Inc.*	644	69,823
Lion Biotechnologies, Inc.*	1,500	11,580
Loxo Oncology, Inc.*	300	8,535
MacroGenics, Inc.*	1,300	40,261
Merrimack Pharmaceuticals, Inc.*	4,500	35,550
Momenta Pharmaceuticals, Inc.*	2,182	32,381
Myriad Genetics, Inc.*	2,700	116,532
NeoGenomics, Inc.*	1,700	13,379
NewLink Genetics Corp.*	700	25,473
Novavax, Inc.*	10,129	84,982
Ocata Therapeutics, Inc.*	2,000	16,840
Omeros Corp.*	1,400	22,022
OncoMed Pharmaceuticals, Inc.*	600	13,524
Oncothyreon, Inc.*	3,300	7,326

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2015

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Biotechnology — (continued)
Organovo Holdings, Inc.*	2,700	$6,723
Pacific Biosciences of California, Inc.*	2,400	31,512
Paratek Pharmaceuticals, Inc.*	400	7,588
PDL BioPharma, Inc.	6,217	22,008
Peregrine Pharmaceuticals, Inc.*	5,800	6,786
Pfenex, Inc.*	500	6,190
Prothena Corp. PLC*	1,200	81,732
PTC Therapeutics, Inc.*	1,200	38,880
REGENXBIO Inc.*	300	4,980
Repligen Corp.*	1,300	36,777
Retrophin, Inc.*	1,200	23,148
Rigel Pharmaceuticals, Inc.*	2,690	8,151
RTI Surgical, Inc.*	2,035	8,079
Sage Therapeutics, Inc.*	500	29,150
Sangamo BioSciences, Inc.*	2,403	21,939
Sequenom, Inc.*	5,097	8,359
Spark Therapeutics, Inc.*	300	13,593
Spectrum Pharmaceuticals, Inc.*	2,414	14,556
Stemline Therapeutics, Inc.*	400	2,524
The Medicines Co.*	2,592	96,785
Theravance Biopharma Inc.*	1,000	16,390
Theravance, Inc.	2,900	30,566
Tokai Pharmaceuticals Inc.*	600	5,232
Trovagene, Inc.*	800	4,320
Ultragenyx Pharmaceutical, Inc.*	1,500	168,270
Verastem, Inc.*	600	1,116
Versartis, Inc.*	700	8,673
XOMA Corp.*	3,600	4,788
ZIOPHARM Oncology, Inc.*	4,627	38,450

		2,433,975

Building Materials — 1.3%
AAON, Inc.	1,585	36,804
Apogee Enterprises, Inc.	1,043	45,381
Boise Cascade Co.*	1,400	35,742
Builders FirstSource, Inc.*	2,173	24,077
Comfort Systems USA, Inc.	1,527	43,397
Continental Building Products, Inc.*	1,100	19,206
Drew Industries, Inc.	891	54,253
Gibraltar Industries, Inc.*	1,101	28,009
Griffon Corp.	1,256	22,357
Headwaters, Inc.*	2,880	48,586
Louisiana-Pacific Corp.*	5,394	97,146
LSI Industries, Inc.	1,314	16,018
Masonite International Corp.*	1,100	67,353
NCI Building Systems, Inc.*	1,264	15,686
Nortek, Inc.*	400	17,448
Patrick Industries, Inc.*	450	19,575
PGT, Inc.*	1,700	19,363
Ply Gem Holdings, Inc.*	600	7,524
Quanex Building Products Corp.	1,425	29,711
Simpson Manufacturing Co., Inc.	1,685	57,543
Summit Materials, Inc., Class A*	913	18,296
Trex Co., Inc.*	1,262	48,006
Universal Forest Products, Inc.	783	53,534
US Concrete, Inc.*	600	31,596

		856,611

	Number of Shares	Value†

Chemicals — 1.6%
A. Schulman, Inc.	1,188	$36,400
Aceto Corp.	1,042	28,113
American Vanguard Corp.	1,078	15,103
Axiall Corp.	2,600	40,040
Balchem Corp.	1,205	73,264
Chemtura Corp.*	2,514	68,557
Ferro Corp.*	2,638	29,335
H.B. Fuller Co.	1,980	72,211
Hawkins, Inc.	449	16,061
Innophos Holdings, Inc.	796	23,068
Innospec, Inc.	900	48,879
Intrepid Potash, Inc.*	2,100	6,195
KMG Chemicals, Inc.	200	4,604
Kraton Performance Polymers, Inc.*	1,241	20,613
Kronos Worldwide, Inc.	900	5,076
Landec Corp.*	1,218	14,409
Minerals Technologies, Inc.	1,328	60,902
Oil-Dri Corp. of America	97	3,572
Olin Corp.	6,192	106,874
OMNOVA Solutions, Inc.*	2,368	14,516
PolyOne Corp.	3,355	106,555
Quaker Chemical Corp.	511	39,480
Rayonier Advanced Materials, Inc.	1,400	13,706
Rentech, Inc.*	718	2,527
Sensient Technologies Corp.	1,774	111,443
Stepan Co.	708	35,180
Tronox Ltd., Class A	2,400	9,384
Univar Inc.*	1,700	28,917

		1,034,984

Coal — 0.0%
Cloud Peak Energy, Inc.*	2,600	5,408
Peabody Energy Corp.	633	4,862
SunCoke Energy, Inc.	2,341	8,123
Westmoreland Coal Co.*	600	3,528

		21,921

Commercial Services — 5.1%
ABM Industries, Inc.	2,139	60,897
Acacia Research Corp.	1,880	8,065
Alarm.com Holdings, Inc.*	400	6,672
Albany Molecular Research, Inc.*	900	17,865
American Public Education, Inc.*	755	14,051
AMN Healthcare Services, Inc.*	1,909	59,274
Apollo Education Group, Inc., Class A*	3,300	25,311
ARC Document Solutions, Inc.*	1,436	6,347
Arrowhead Research Corp.*	2,100	12,915
Ascent Capital Group Inc., Class A*	531	8,878
Barrett Business Services, Inc.	342	14,891
Bridgepoint Education, Inc.*	480	3,653
Bright Horizons Family Solutions, Inc.*	1,400	93,520
Capella Education Co.	407	18,812
Cardtronics, Inc.*	1,763	59,325
Care.com Inc*	1,100	7,876
Career Education Corp.*	2,300	8,349
Carriage Services, Inc.	600	14,460

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2015

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Commercial Services — (continued)
CBIZ, Inc.*	2,140	$21,100
CDI Corp.	741	5,009
CEB, Inc.	1,269	77,904
Civeo Corp.*	3,700	5,254
Collectors Universe, Inc.	400	6,200
CorVel Corp.*	462	20,291
CPI Card Group Inc.*	800	8,528
CRA International, Inc.*	274	5,110
Cross Country Healthcare, Inc.*	1,084	17,767
Deluxe Corp.	1,907	104,008
DeVry Education Group, Inc.	2,300	58,213
Electro Rent Corp.	715	6,578
Ennis, Inc.	858	16,517
Euronet Worldwide, Inc.*	1,955	141,601
Everi Holdings, Inc.*	2,396	10,518
EVERTEC, Inc.	2,600	43,524
ExamWorks Group, Inc.*	1,500	39,900
ExlService Holdings, Inc.*	1,200	53,916
Forrester Research, Inc.	375	10,680
Franklin Covey Co.*	241	4,034
FTI Consulting, Inc.*	1,556	53,931
Grand Canyon Education, Inc.*	1,756	70,451
Great Lakes Dredge & Dock Corp.*	2,751	10,894
Green Dot Corp.*	1,900	31,198
Healthcare Services Group, Inc.	2,680	93,452
HealthEquity, Inc.*	1,300	32,591
Heartland Payment Systems, Inc.	1,469	139,291
Heidrick & Struggles International, Inc.	669	18,210
HMS Holdings Corp.*	3,415	42,141
Huron Consulting Group, Inc.*	828	49,183
ICF International, Inc.*	748	26,599
INC Research Holdings, Inc.*	500	24,255
Insperity, Inc.	724	34,861
James River Group Holdings Ltd.	400	13,416
K12, Inc.*	1,152	10,138
Kelly Services, Inc., Class A	1,014	16,376
Kforce, Inc.	1,086	27,454
Korn/Ferry International	1,990	66,028
Landauer, Inc.	480	15,802
LendingTree, Inc.*	200	17,856
Liberty Tax, Inc.	200	4,766
LifeLock, Inc.*	3,700	53,095
Matthews International Corp., Class A	1,205	64,407
MAXIMUS, Inc.	2,488	139,950
McGrath RentCorp	953	24,006
Medifast, Inc.	331	10,056
MoneyGram International, Inc.*	878	5,505
Monro Muffler Brake, Inc.	1,237	81,914
Monster Worldwide, Inc.*	3,900	22,347
Multi-Color Corp.	467	27,931
National Research Corp.	687	11,019
Navigant Consulting, Inc.*	1,984	31,863
On Assignment, Inc.*	1,952	87,742
PAREXEL International Corp.*	2,099	142,984
Patriot National Inc.*	500	3,355
Paylocity Holding Corp.*	500	20,275

	Number of Shares	Value†

Commercial Services — (continued)
Pendrell Corp.*	5,800	$2,906
PFSWeb, Inc.*	400	5,148
Quad/Graphics, Inc.	1,000	9,300
Rent-A-Center, Inc.	1,953	29,236
Resources Connection, Inc.	1,322	21,601
RPX Corp.*	2,100	23,100
ServiceSource International, Inc.*	2,400	11,064
Sotheby’s	2,341	60,304
SP Plus Corp.*	793	18,953
Strayer Education, Inc.*	400	24,048
Team Health Holdings, Inc.*	2,772	121,663
Team, Inc.*	792	25,312
TeleTech Holdings, Inc.	707	19,732
The Advisory Board Co.*	1,550	76,896
The Brink’s Co.	1,910	55,123
The Hackett Group, Inc.	1,116	17,934
The Providence Service Corp.*	600	28,152
Travelport Worldwide Ltd.	4,200	54,180
TriNet Group, Inc.*	1,400	27,090
TrueBlue, Inc.*	1,576	40,598
Universal Technical Institute, Inc.	525	2,447
Vectrus, Inc.*	300	6,267
Viad Corp.	771	21,765
Weight Watchers International, Inc.*	1,200	27,360

		3,353,334

Computers — 2.8%
A10 Networks, Inc.*	800	5,248
Agilysys, Inc.*	376	3,756
Barracuda Networks, Inc.*	200	3,736
CACI International, Inc., Class A*	950	88,141
Carbonite, Inc.*	800	7,840
Ciber, Inc.*	3,557	12,485
Convergys Corp.	3,883	96,648
Cray, Inc.*	1,599	51,888
Datalink Corp.*	900	6,120
Diebold, Inc.	2,500	75,225
Digimarc Corp.*	300	10,953
Electronics For Imaging, Inc.*	1,824	85,254
Engility Holdings, Inc.	700	22,736
EPAM Systems, Inc.*	1,900	149,378
Fleetmatics Group PLC*	1,500	76,185
Globant SA*	500	18,755
Immersion Corp.*	842	9,818
Insight Enterprises, Inc.*	1,543	38,760
LivePerson, Inc.*	1,925	12,994
Luxoft Holding Inc.*	700	53,991
Manhattan Associates, Inc.*	2,768	183,159
Mentor Graphics Corp.	3,676	67,712
Mercury Systems, Inc.*	1,436	26,365
MTS Systems Corp.	560	35,510
NetScout Systems, Inc.*	3,465	106,376
Nimble Storage, Inc.*	1,800	16,560
Pure Storage Inc., Class A*	1,200	18,684
Qualys, Inc.*	900	29,781
Quantum Corp.*	8,761	8,148

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2015

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Computers — (continued)
RealD, Inc.*	1,608	$16,964
Science Applications International Corp.	1,800	82,404
Silicon Graphics International Corp.*	1,366	8,059
Silver Spring Networks, Inc.*	1,500	21,615
Stratasys Ltd.*	1,800	42,264
Super Micro Computer, Inc.*	1,271	31,152
Sykes Enterprises, Inc.*	1,536	47,278
Synaptics, Inc.*	1,416	113,761
Syntel, Inc.*	1,160	52,490
The KEYW Holding Corp.*	1,300	7,826
Unisys Corp.*	1,724	19,050
Varonis Systems, Inc.*	300	5,640
Violin Memory, Inc.*	3,500	3,150
Virtusa Corp.*	1,089	45,019
Vocera Communications, Inc.*	800	9,760

		1,828,638

Cosmetics & Personal Care — 0.1%
Elizabeth Arden, Inc.*	760	7,524
Inter Parfums, Inc.	624	14,863
Revlon, Inc., Class A*	570	15,869

		38,256

Distribution & Wholesale — 0.8%
Beacon Roofing Supply, Inc.*	1,981	81,578
Core-Mark Holding Co., Inc.	882	72,271
Essendant, Inc.	1,519	49,383
H&E Equipment Services, Inc.	1,159	20,259
Owens & Minor, Inc.	2,476	89,087
Pool Corp.	1,676	135,387
Rentrak Corp.*	465	22,101
ScanSource, Inc.*	1,181	38,052
Titan Machinery, Inc.*	523	5,716
Veritiv Corp.*	300	10,866

		524,700

Diversified Financial Services — 2.4%
Aircastle Ltd.	2,476	51,724
Altisource Asset Management Corp.*	53	909
Altisource Portfolio Solutions SA*	500	13,905
Ashford, Inc.*	26	1,385
Associated Capital Group Inc., Class A*	262	7,991
BGC Partners, Inc., Class A	6,907	67,758
Blackhawk Network Holdings, Inc.*	2,000	88,420
Calamos Asset Management, Inc., Class A	469	4,540
Cohen & Steers, Inc.	817	24,902
Cowen Group, Inc., Class A*	3,790	14,516
Diamond Hill Investment Group, Inc.	107	20,223
Ellie Mae, Inc.*	1,100	66,253
Encore Capital Group, Inc.*	997	28,993
Enova International, Inc.*	1,029	6,802
Evercore Partners, Inc., Class A	1,322	71,481
Federal Agricultural Mortgage Corp., Class C	300	9,471
Financial Engines, Inc.	1,900	63,973
FNFV Group*	2,800	31,444
GAIN Capital Holdings, Inc.	800	6,488

	Number of Shares	Value†

Diversified Financial Services — (continued)
GAMCO Investors, Inc., Class A	262	$8,132
Greenhill & Co., Inc.	1,100	31,471
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	1,400	26,488
Houlihan Lokey Inc.	600	15,726
Impac Mortgage Holdings, Inc.*	500	9,000
INTL. FCstone, Inc.*	593	19,842
Investment Technology Group, Inc.	1,300	22,126
Janus Capital Group, Inc.	5,600	78,904
KCG Holdings, Inc.*	1,181	14,538
Ladder Capital Corp.Class A	1,400	17,388
Ladenburg Thalmann Financial Services, Inc.*	4,000	11,040
MarketAxess Holdings, Inc.	1,399	156,114
Marlin Business Services Corp.	200	3,212
Moelis & Co., Class A	600	17,508
Nationstar Mortgage Holdings, Inc.*	1,300	17,381
Nelnet, Inc., Class A	799	26,822
NewStar Financial, Inc.*	1,300	11,674
Ocwen Financial Corp.*	3,800	26,486
OM Asset Management PLC	900	13,797
On Deck Capital, Inc.*	400	4,120
Oppenheimer Holdings, Inc., Class A	238	4,136
PennyMac Financial Service, Class A*	500	7,680
PHH Corp.*	1,989	32,222
Piper Jaffray Cos.*	687	27,755
PRA Group, Inc.*	1,848	64,107
Pzena Investment Management, Inc., Class A	130	1,118
RCS Capital Corp.*	1,600	487
Regional Management Corp.*	200	3,094
Stifel Financial Corp.*	2,506	106,154
Stonegate Mortgage Corp.*	300	1,635
Teton Advisors, Inc., Class B~	2	98
The J.G. Wentworth Company, Class A*	400	720
Virtu Financial, Inc., Class A	600	13,584
Virtus Investment Partners, Inc.	272	31,949
Wageworks, Inc.*	1,300	58,981
Walter Investment Management Corp.*	1,353	19,240
Westwood Holdings Group, Inc.	311	16,200
WisdomTree Investments, Inc.	4,400	68,992
World Acceptance Corp.*	262	9,720

		1,580,819

Electric — 2.0%
Abengoa Yield PLC	1,700	32,793
ALLETE, Inc.	1,851	94,086
Ameresco, Inc., Class A*	1,100	6,875
Atlantic Power Corp.	4,127	8,130
Avista Corp.	2,439	86,267
Black Hills Corp.	1,948	90,446
Cleco Corp.	2,271	118,569
Dynegy, Inc.*	5,000	67,000
El Paso Electric Co.	1,577	60,715
EnerNOC, Inc.*	1,300	5,005
Genie Energy Ltd.	800	8,920
IDACORP, Inc.	1,901	129,268
MGE Energy, Inc.	1,342	62,269

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2015

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Electric — (continued)
NorthWestern Corp.	1,780	$96,565
NRG Yield, Inc.	1,500	20,865
NRG Yield, Inc.	2,500	36,900
Ormat Technologies, Inc.	1,500	54,705
Otter Tail Corp.	1,292	34,406
PNM Resources, Inc.	2,910	88,959
Portland General Electric Co.	3,456	125,695
Talen Energy Corp.*	2,900	18,067
The Empire District Electric Co.	1,719	48,252
Unitil Corp.	663	23,788

		1,318,545

Electrical Components & Equipment — 0.9%
Advanced Energy Industries, Inc.*	1,693	47,793
Belden, Inc.	1,655	78,910
Encore Wire Corp.	771	28,596
EnerSys	1,723	96,367
Generac Holdings, Inc.*	2,649	78,861
General Cable Corp.	1,900	25,517
Graham Corp.	466	7,838
Insteel Industries, Inc.	691	14,456
Littelfuse, Inc.	878	93,955
Powell Industries, Inc.	429	11,167
PowerSecure International, Inc.*	800	12,040
Universal Display Corp.*	1,549	84,328
Vicor Corp.*	422	3,849

		583,677

Electronics — 2.2%
Allied Motion Technologies Inc.	400	10,472
American Science & Engineering, Inc.	278	11,504
Applied Optoelectronics, Inc.*	700	12,012
AVX Corp.	1,600	19,424
Badger Meter, Inc.	559	32,752
Bel Fuse, Inc., Class B	269	4,651
Benchmark Electronics, Inc.*	2,077	42,932
Brady Corp., Class A	1,857	42,674
Checkpoint Systems, Inc.	1,545	9,687
Coherent, Inc.*	873	56,841
Control4 Corp.*	400	2,908
CTS Corp.	1,263	22,279
ESCO Technologies, Inc.	1,034	37,369
FARO Technologies, Inc.*	620	18,302
FEI Co.	1,546	123,355
Fluidigm Corp.*	1,100	11,891
GSl Group, Inc.*	1,500	20,430
II-VI, Inc.*	2,056	38,159
IMAX Corp.*	2,200	78,188
Imprivata, Inc.*	300	3,390
Itron, Inc.*	1,500	54,270
Kimball Electronics, Inc.*	933	10,254
Mesa Laboratories, Inc.	100	9,950
Methode Electronics, Inc.	1,460	46,472
Multi-Fineline Electronix, Inc.*	152	3,143
Newport Corp.*	1,463	23,218
NVE Corp.	209	11,742

	Number of Shares	Value†

Electronics — (continued)
OSI Systems, Inc.*	757	$67,116
Park Electrochemical Corp.	833	12,545
Plexus Corp.*	1,303	45,501
Rofin-Sinar Technologies, Inc.*	1,186	31,761
Rogers Corp.*	660	34,036
Sanmina Corp.*	3,126	64,333
Sparton Corp.*	400	7,996
Stoneridge, Inc.*	1,273	18,840
TASER International, Inc.*	2,011	34,770
Tech Data Corp.*	1,400	92,932
TTM Technologies, Inc.*	2,429	15,813
Vishay Intertechnology, Inc.	5,400	65,070
Vishay Precision Group, Inc.*	300	3,396
Watts Water Technologies, Inc., Class A	1,117	55,481
Woodward, Inc.	2,523	125,292
ZAGG, Inc.*	900	9,846

		1,442,997

Energy-Alternate Sources — 0.3%
Clean Energy Fuels Corp.*	2,900	10,440
Enphase Energy, Inc.*	400	1,404
FuelCell Energy Inc.*	581	2,882
FutureFuel Corp.	1,100	14,850
Green Plains, Inc.	1,467	33,594
Pacific Ethanol, Inc.*	900	4,302
Pattern Energy Group, Inc.	2,300	48,093
Plug Power, Inc.*	6,800	14,348
Renewable Energy Group, Inc.*	1,600	14,864
REX American Resources Corp.*	192	10,381
Solazyme, Inc.*	3,100	7,688
Sunrun Inc.*	1,000	11,770
TerraForm Global Inc., Class A	2,100	11,739
Vivint Solar, Inc.*	800	7,648

		194,003

Engineering & Construction — 0.8%
Aegion Corp.*	1,555	30,027
Argan, Inc.	536	17,366
Dycom Industries, Inc.*	1,353	94,656
EMCOR Group, Inc.	2,363	113,519
Exponent, Inc.	1,040	51,948
Granite Construction, Inc.	1,444	61,962
Hill International, Inc.*	1,500	5,820
MasTec, Inc.*	2,464	42,824
McDermott International, Inc.*	9,300	31,155
Mistras Group, Inc.*	800	15,272
MYR Group, Inc.*	683	14,077
NV5 Holdings Inc*	300	6,594
Orion Marine Group, Inc.*	1,137	4,741
Tutor Perini Corp.*	1,397	23,386
VSE Corp.	104	6,467

		519,814

Entertainment — 1.1%
AMC Entertainment Holdings, Inc., Class A	800	19,200
Carmike Cinemas, Inc.*	800	18,352

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2015

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Entertainment — (continued)
Churchill Downs, Inc.	520	$73,575
DreamWorks Animation SKG, Inc., Class A*	3,000	77,310
Eldorado Resorts, Inc.*	1,000	11,000
Eros International PLC*	1,200	10,980
International Speedway Corp.	1,100	37,092
Isle of Capri Casinos, Inc.*	841	11,715
Marriott Vacations Worldwide Corp.	1,000	56,950
National CineMedia, Inc.	2,374	37,296
Penn National Gaming, Inc.*	3,200	51,264
Pinnacle Entertainment, Inc.*	2,382	74,128
Reading International, Inc., Class A*	700	9,177
Scientific Games Corp., Class A*	1,900	17,043
SeaWorld Entertainment, Inc.	2,700	53,163
SFX Entertainment, Inc.*	1,500	285
Speedway Motorsports, Inc.	316	6,547
Vail Resorts, Inc.	1,446	185,073

		750,150

Environmental Control — 0.4%
Calgon Carbon Corp.	2,162	37,295
Casella Waste Systems, Inc., Class A*	2,300	13,754
CECO Environmental Corp.	709	5,445
Darling Ingredients, Inc.*	6,267	65,929
Fenix Parts Inc*	800	5,432
Heritage-Crystal Clean, Inc.*	200	2,120
MSA Safety, Inc.	1,121	48,730
Tetra Tech, Inc.	2,364	61,511
TRC Cos., Inc.*	900	8,325
U.S. Ecology, Inc.	742	27,038

		275,579

Food — 2.0%
Amplify Snack Brands Inc.*	900	10,368
B&G Foods, Inc.	2,172	76,063
Boulder Brands, Inc.*	2,579	28,317
Cal-Maine Foods, Inc.	1,246	57,740
Calavo Growers, Inc.	651	31,899
Dean Foods Co.	3,700	63,455
Diamond Foods, Inc.*	1,076	41,480
Fairway Group Holdings Corp.*	600	396
Fresh Del Monte Produce Inc.	1,216	47,278
Ingles Markets, Inc., Class A	604	26,624
Inventure Foods, Inc.*	500	3,550
J&J Snack Foods Corp.	532	62,068
John B. Sanfilippo & Son, Inc.	400	21,612
Lancaster Colony Corp.	672	77,589
Lifeway Foods, Inc.*	87	966
NutriSystem, Inc.	1,037	22,441
Performance Food Group Co.*	700	16,198
Post Holdings, Inc.*	2,400	148,080
Sanderson Farms, Inc.	834	64,652
Seaboard Corp.*	11	31,842
Seneca Foods Corp., Class A*	211	6,115
Senomyx, Inc.*	1,800	6,786
Smart & Final Stores, Inc.*	1,100	20,031
Snyder’s-Lance, Inc.	1,879	64,450

	Number of Shares	Value†

Food — (continued)
SpartanNash Co.	1,530	$33,109
SUPERVALU, Inc.*	10,300	69,834
The Chefs’ Warehouse Holdings, Inc.*	750	12,510
The Fresh Market, Inc.*	1,700	39,814
Tootsie Roll Industries, Inc.	835	26,378
TreeHouse Foods, Inc.*	1,614	126,634
United Natural Foods, Inc.*	1,900	74,784
Village Super Market, Inc., Class A	268	7,062
Weis Markets, Inc.	466	20,644

		1,340,769

Forest Products & Paper — 0.4%
Clearwater Paper Corp.*	778	35,422
Deltic Timber Corp.	392	23,077
KapStone Paper and Packaging Corp.	3,240	73,192
Neenah Paper, Inc.	674	42,078
Orchids Paper Products Co.	400	12,368
P.H. Glatfelter Co.	1,659	30,592
Schweitzer-Mauduit International, Inc.	1,176	49,380
Wausau Paper Corp.	1,781	18,220

		284,329

Gas — 1.3%
Chesapeake Utilities Corp.	535	30,361
New Jersey Resources Corp.	3,264	107,581
Northwest Natural Gas Co.	1,050	53,141
ONE Gas, Inc.	2,000	100,340
Piedmont Natural Gas Co., Inc.	2,951	168,266
South Jersey Industries, Inc.	2,480	58,330
Southwest Gas Corp.	1,794	98,957
The Laclede Group, Inc.	1,656	98,383
WGL Holdings, Inc.	1,894	119,303

		834,662

Hand & Machine Tools — 0.1%
Franklin Electric Co., Inc.	1,870	50,546
Milacron Holdings Corp.*	700	8,757

		59,303

Healthcare Products — 4.1%
Abaxis, Inc.	829	46,159
ABIOMED, Inc.*	1,589	143,455
Accelerate Diagnostics, Inc.*	951	20,437
Accuray, Inc.*	2,738	18,482
Affymetrix, Inc.*	3,271	33,004
Analogic Corp.	507	41,878
AngioDynamics, Inc.*	958	11,630
AtriCure, Inc.*	1,200	26,928
Atrion Corp.	61	23,253
BioTelemetry, Inc.*	800	9,344
Cantel Medical Corp.	1,275	79,229
Cardiovascular Systems, Inc.*	1,000	15,120
Cepheid, Inc.*	2,680	97,900
Cerus Corp.*	3,600	22,752
ConforMIS Inc.*	600	10,374
CONMED Corp.	1,003	44,182
CryoLife, Inc.	1,399	15,081

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2015

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Healthcare Products — (continued)
Cutera, Inc.*	500	$6,395
Cynosure, Inc., Class A*	894	39,935
Endologix, Inc.*	2,298	22,750
Exactech, Inc.*	209	3,793
GenMark Diagnostics, Inc.*	1,200	9,312
Genomic Health, Inc.*	709	24,957
Glaukos Corp.*	400	9,876
Globus Medical, Inc.*	2,600	72,332
Greatbatch, Inc.*	993	52,133
Haemonetics Corp.*	1,946	62,739
Halyard Health, Inc.*	1,700	56,797
Hanger, Inc.*	1,408	23,162
HeartWare International, Inc.*	689	34,726
ICU Medical, Inc.*	579	65,300
Inogen, Inc.*	700	28,063
Insulet Corp.*	2,146	81,140
Integra LifeSciences Holdings Corp.*	1,026	69,542
Intersect ENT, Inc.*	500	11,250
Invacare Corp.	1,190	20,694
InVivo Therapeutics Holdings Corp.*	900	6,480
K2M Group Holdings, Inc.*	600	11,844
LDR Holding Corp.*	900	22,599
LeMaitre Vascular, Inc.	400	6,900
LivaNova PLC*	100	6,450
LivaNova PLC*	1,532	90,955
Luminex Corp.*	1,753	37,497
Masimo Corp.*	1,704	70,733
Medgenics Inc.*	1,000	6,020
Meridian Bioscience, Inc.	1,760	36,115
Merit Medical Systems, Inc.*	1,575	29,279
MiMedx Group, Inc.*	3,800	35,606
Nanostring Technologies, Inc.*	600	8,826
Natus Medical, Inc.*	1,175	56,459
Navidea Biopharmaceuticals, Inc.*	6,000	7,980
Novocure Ltd.*	400	8,944
NuVasive, Inc.*	1,906	103,134
NxStage Medical, Inc.*	2,284	50,043
Ocular Therapeutix, Inc.*	700	6,559
OraSure Technologies, Inc.*	2,201	14,174
Orthofix International NV*	671	26,310
Oxford Immunotec Global PLC*	600	6,900
Penumbra Inc.*	200	10,762
Quidel Corp.*	1,051	22,281
Rockwell Medical, Inc.*	1,800	18,432
SeaSpine Holdings Corp.*	308	5,291
Sientra, Inc.*	200	1,184
STAAR Surgical Co.*	1,400	9,996
STERIS PLC	3,232	243,499
SurModics, Inc.*	373	7,561
T2 Biosystems Inc.*	600	6,564
Tandem Diabetes Care, Inc.*	400	4,724
The Spectranetics Corp.*	1,465	22,063
TransEnterix Inc*	2,500	6,200
Unilife Corp.*	3,410	1,688
Utah Medical Products, Inc.	200	11,708
Vascular Solutions, Inc.*	783	26,927

	Number of Shares	Value†

Healthcare Products — (continued)
West Pharmaceutical Services, Inc.	2,678	$161,269
Wright Medical Group NV*	3,518	85,065
Zeltiq Aesthetics, Inc.*	1,300	37,089

		2,686,214

Healthcare Services — 1.9%
AAC Holdings, Inc.*	200	3,812
Addus Homecare Corp.*	400	9,312
Adeptus Health, Inc., Class A*	200	10,904
Air Methods Corp.*	1,487	62,350
Alliance HealthCare Services, Inc.*	200	1,836
Almost Family, Inc.*	277	10,590
Amedisys, Inc.*	1,006	39,556
Amsurg Corp.*	2,023	153,748
Capital Senior Living Corp.*	1,036	21,611
Catalent, Inc.*	3,300	82,599
Chemed Corp.	629	94,224
Civitas Solutions, Inc.*	400	11,516
Five Star Quality Care, Inc.*	2,500	7,950
Genesis Healthcare, Inc.*	1,861	6,458
HealthSouth Corp.	3,536	123,088
Healthways, Inc.*	1,258	16,190
Kindred Healthcare, Inc.	3,374	40,184
LHC Group, Inc.*	582	26,359
Magellan Health Services, Inc.*	1,041	64,188
Molina Healthcare, Inc.*	1,468	88,271
Natera, Inc.*	700	7,560
National Healthcare Corp.	406	25,050
Nobilis Health Corp.*	1,200	3,384
OvaScience, Inc.*	800	7,816
RadNet, Inc.*	1,500	9,270
Select Medical Holdings Corp.	3,700	44,067
Surgery Partners Inc.*	700	14,343
Surgical Care Affiliates, Inc.*	900	35,829
Teladoc, Inc.*	500	8,980
The Ensign Group, Inc.	1,880	42,544
Triple-S Management Corp., Class B*	791	18,913
U.S. Physical Therapy, Inc.	491	26,357
Universal American Corp.	1,780	12,460
WellCare Health Plans, Inc.*	1,726	134,991

		1,266,310

Holding Companies — 0.2%
FCB Financial Holdings Inc*	1,000	35,790
HRG Group, Inc.*	2,775	37,629
National Bank Holdings Corp.	1,400	29,918
Resource America, Inc., Class A	1,000	6,130
Tiptree Financial, Inc.	1,100	6,754

		116,221

Home Builders — 0.8%
Beazer Homes USA, Inc.*	1,424	16,362
CalAtlantic Group, Inc.	2,897	109,854
Cavco Industries, Inc.*	369	30,741
Century Communities, Inc.*	500	8,855
Green Brick Partners, Inc.*	1,100	7,920

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2015

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Home Builders — (continued)
Hovnanian Enterprises, Inc., Class A*	4,810	$8,706
Installed Building Products, Inc.*	700	17,381
KB Home	2,900	35,757
LGI Homes, Inc.*	600	14,598
M/I Homes, Inc.*	836	18,325
MDC Holdings, Inc.	1,500	38,295
Meritage Homes Corp.*	1,490	50,645
Taylor Morrison Home Corp.*	1,100	17,600
The New Home Co., Inc.*	600	7,776
TRI Pointe Homes, Inc.*	6,300	79,821
WCI Communities, Inc.*	700	15,596
William Lyon Homes, Class A*	600	9,900
Winnebago Industries, Inc.	1,122	22,328

		510,460

Home Furnishings — 0.5%
American Woodmark Corp.*	469	37,511
Bassett Furniture Industries, Inc.	300	7,524
Daktronics, Inc.	1,209	10,542
DTS, Inc.*	703	15,874
Ethan Allen Interiors, Inc.	1,028	28,599
Flexsteel Industries, Inc.	200	8,836
Hooker Furniture Corp.	300	7,572
iRobot Corp.*	1,082	38,303
Kimball International, Inc., Class B	1,244	12,154
La-Z-Boy, Inc.	1,962	47,912
Select Comfort Corp.*	2,072	44,361
Skullcandy, Inc.*	407	1,925
TiVo, Inc.*	3,955	34,132
Universal Electronics, Inc.*	600	30,810
VOXX International Corp.*	825	4,339

		330,394

Hotels & Resorts — 0.1%
Caesars Entertainment Corp.*	2,000	15,780
La Quinta Holdings Inc*	3,300	44,913

		60,693

Household Products & Wares — 0.5%
ACCO Brands Corp.*	4,393	31,322
Central Garden & Pet Co., Class A*	1,802	24,507
CSS Industries, Inc.	212	6,017
Helen of Troy Ltd.*	1,095	103,204
Prestige Brands Holdings, Inc.*	1,972	101,518
Tumi Holdings, Inc.*	2,300	38,249
WD-40 Co.	546	53,863

		358,680

Housewares — 0.0%
Libbey, Inc.	800	17,056
Lifetime Brands, Inc.	200	2,652

		19,708

Insurance — 3.0%
Ambac Financial Group, Inc.*	1,700	23,953
American Equity Investment Life Holding Co.	3,176	76,319
AMERISAFE, Inc.	708	36,037

	Number of Shares	Value†

Insurance — (continued)
Argo Group International Holdings Ltd.	1,145	$68,517
Atlas Financial Holdings Inc.*	400	7,960
Baldwin & Lyons, Inc., Class B	325	7,810
Citizens, Inc.*	1,466	10,892
CNO Financial Group, Inc.	7,393	141,132
Crawford & Co., Class B	1,538	8,167
Donegal Group, Inc., Class A	283	3,985
eHealth, Inc.*	720	7,186
EMC Insurance Group, Inc.	150	3,795
Employers Holdings, Inc.	1,282	34,999
Enstar Group Ltd.*	374	56,115
Essent Group Ltd.*	2,000	43,780
FBL Financial Group, Inc., Class A	327	20,810
Federated National Holding Co.	500	14,780
Fidelity & Guaranty Life	500	12,685
First American Financial Corp.	4,173	149,811
Global Indemnity PLC*	383	11,115
Greenlight Capital Re Ltd.*	1,128	21,105
Hallmark Financial Services, Inc.*	255	2,981
HCI Group, Inc.	300	10,455
Heritage Insurance Holdings, Inc.	800	17,456
Hilltop Holdings, Inc.*	2,983	57,333
Horace Mann Educators Corp.	1,509	50,069
Infinity Property & Casualty Corp.	420	34,537
Kemper Corp.	1,700	63,325
Maiden Holdings Ltd.	1,768	26,361
MBIA, Inc.*	5,500	35,640
MGIC Investment Corp.*	12,827	113,262
National General Holdings Corp.	1,500	32,790
National Interstate Corp.	402	10,733
National Western Life Group Inc.	95	23,934
NMI Holdings, Inc., Class A*	2,100	14,217
OneBeacon Insurance Group Ltd.	1,100	13,651
Primerica, Inc.	1,900	89,737
Radian Group, Inc.	7,203	96,448
RLI Corp.	1,722	106,333
Safety Insurance Group, Inc.	582	32,813
Selective Insurance Group, Inc.	2,175	73,036
State Auto Financial Corp.	776	15,978
State National Cos., Inc.	1,000	9,810
Stewart Information Services Corp.	808	30,163
Symetra Financial Corp.	2,900	92,133
The Navigators Group, Inc.*	395	33,887
Third Point Reinsurance Ltd.*	3,000	40,230
Trupanion Inc.*	1,000	9,760
United Fire Group, Inc.	680	26,051
United Insurance Holdings Corp.	800	13,680
Universal Insurance Holdings, Inc.	1,251	28,998

		1,966,754

Internet — 2.0%
1-800-Flowers.com, Inc., Class A*	737	5,365
Angie’s List, Inc.*	1,600	14,960
Bankrate, Inc.*	2,723	36,216
Bazaarvoice, Inc.*	1,900	8,322
Blucora, Inc.*	1,496	14,661

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2015

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Internet — (continued)
Blue Nile, Inc.*	439	$16,300
Boingo Wireless, Inc.*	1,700	11,254
Box, Inc., Class A*	500	6,980
Brightcove, Inc.*	1,200	7,440
ChannelAdvisor Corp.*	900	12,465
Chegg, Inc.*	3,100	20,863
Cogent Communications Holdings, Inc.	1,819	63,101
comScore, Inc.*	1,259	51,808
Constant Contact, Inc.*	1,165	34,065
DHI Group, Inc.*	1,863	17,084
Endurance International Group Holdings, Inc.*	2,100	22,953
ePlus, Inc.*	174	16,227
Etsy, Inc.*	600	4,956
FTD Cos, Inc.*	818	21,407
Global Eagle Entertainment, Inc.*	1,500	14,805
GrubHub, Inc.*	2,700	65,340
HealthStream, Inc.*	900	19,800
Internap Corp.*	1,921	12,294
IntraLinks Holdings, Inc.*	1,700	15,419
Limelight Networks, Inc.*	1,172	1,711
Lionbridge Technologies, Inc.*	2,243	11,013
Liquidity Services, Inc.*	1,035	6,728
Marketo, Inc.*	1,400	40,194
ModusLink Global Solutions, Inc.*	945	2,344
New Media Investment Group, Inc.	1,700	33,082
NIC, Inc.	2,629	51,739
Overstock.com, Inc.*	571	7,012
Perficient, Inc.*	1,245	21,314
Q2 Holdings, Inc.*	600	15,822
QuinStreet, Inc.*	1,815	7,786
Quotient Technology Inc.*	2,100	14,322
Rapid7 Inc.*	400	6,052
RealNetworks, Inc.*	515	2,189
Reis, Inc.	400	9,492
RetailMeNot, Inc.*	1,300	12,896
RingCentral, Inc., Class A*	1,900	44,802
Safeguard Scientifics, Inc.*	850	12,333
Shutterfly, Inc.*	1,490	66,394
Shutterstock, Inc.*	800	25,872
Stamps.com, Inc.*	562	61,601
TechTarget, Inc.*	500	4,015
TeleCommunication Systems, Inc., Class A*	1,400	6,958
Textura Corp.*	800	17,264
The Rubicon Project, Inc.*	800	13,160
Travelzoo, Inc.*	311	2,603
TrueCar, Inc.*	1,700	16,218
United Online, Inc.*	500	5,895
VASCO Data Security International, Inc.*	1,028	17,198
VirnetX Holding Corp.*	1,583	4,068
Wayfair, Inc., Class A*	700	33,334
Web.com Group, Inc.*	1,500	30,015
WebMD Health Corp.*	1,486	71,774
Wix.com Ltd.*	600	13,650
XO Group, Inc.*	859	13,796
Zendesk, Inc.*	1,900	50,236

	Number of Shares	Value†

Internet — (continued)
Zix Corp.*	1,848	$9,388

		1,278,355

Investment Companies — 0.0%
Arlington Asset Investment Corp., Class A	900	11,907
Caesars Acquisition Co., Class A*	1,900	12,939
Real Industry, Inc.*	800	6,424

		31,270

Iron & Steel — 0.3%
AK Steel Holding Corp.*	7,200	16,128
Carpenter Technology Corp.	1,800	54,486
Cliffs Natural Resources, Inc.*	5,300	8,374
Commercial Metals Co.	4,500	61,605
Ryerson Holding Corp.*	800	3,736
Schnitzer Steel Industries, Inc., Class A	900	12,933
TimkenSteel Corp.	1,400	11,732

		168,994

Leisure Time — 0.5%
Arctic Cat, Inc.	444	7,273
Black Diamond, Inc.*	1,300	5,746
Callaway Golf Co.	2,746	25,867
ClubCorp Holdings, Inc.	1,500	27,405
Diamond Resorts International, Inc.*	1,700	43,367
Escalade, Inc.	600	7,950
Fox Factory Holding Corp.*	500	8,265
Interval Leisure Group, Inc.	1,416	22,104
Johnson Outdoors, Inc.	200	4,378
Liberty TripAdvisor Holdings, Inc.*	2,900	87,986
Malibu Boats, Inc., Class A*	500	8,185
Marine Products Corp.	160	966
Nautilus, Inc.*	1,300	21,736
Performance Sports Group Ltd.*	1,600	15,408
Planet Fitness Inc., Class A*	800	12,504

		299,140

Lodging — 0.2%
Belmond Ltd., Class A*	3,745	35,577
Boyd Gaming Corp.*	3,000	59,610
Intrawest Resorts Holdings, Inc.*	1,000	7,820
Monarch Casino & Resort, Inc.*	485	11,019
Morgans Hotel Group Co.*	1,494	5,035
The Marcus Corp.	933	17,699

		136,760

Machinery — Construction & Mining — 0.1%
Astec Industries, Inc.	698	28,408
Hyster-Yale Materials Handling, Inc.	344	18,043

		46,451

Machinery — Diversified — 0.6%
Alamo Group, Inc.	317	16,516
Albany International Corp., Class A	1,132	41,375
Altra Industrial Motion Corp.	1,003	25,155
Applied Industrial Technologies, Inc.	1,582	64,055
Briggs & Stratton Corp.	1,536	26,573

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2015

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Machinery — Diversified — (continued)
Chart Industries, Inc.*	1,177	$21,139
Columbus McKinnon Corp.	685	12,947
DXP Enterprises, Inc.*	522	11,902
Hurco Cos., Inc.	200	5,312
Kadant, Inc.	499	20,264
Lindsay Corp.	453	32,797
NACCO Industries, Inc., Class A	222	9,368
Power Solutions International, Inc.*	100	1,825
Tennant Co.	736	41,407
The ExOne Co.*	500	5,020
The Gorman-Rupp Co.	751	20,074
Twin Disc, Inc.	235	2,472
Xerium Technologies, Inc.*	400	4,740

		362,941

Media — 1.2%
Central European Media Enterprises Ltd.*	3,100	8,339
Crown Media Holdings, Inc., Class A*	1,917	10,754
Cumulus Media, Inc., Class A*	5,200	1,717
Daily Journal Corp.*	102	20,604
Entercom Communications Corp., Class A*	700	7,861
Entravision Communications Corp., Class A	2,800	21,588
Gray Television, Inc.*	2,600	42,380
Hemisphere Media Group, Inc.*	600	8,850
Houghton Mifflin Harcourt Co.*	5,300	115,434
Media General, Inc.*	3,500	56,525
Meredith Corp.	1,400	60,550
Nexstar Broadcasting Group, Inc., Class A	1,200	70,440
Saga Communications, Inc.	133	5,114
Scholastic Corp.	956	36,863
Sinclair Broadcast Group, Inc., Class A	2,417	78,649
The E.W. Scripps Co., Class A	2,329	44,251
The New York Times Co., Class A	5,321	71,408
Time, Inc.	4,300	67,381
Tribune Publishing Co.	900	8,298
World Wrestling Entertainment, Inc., Class A	1,314	23,442

		760,448

Metal Fabricate/Hardware — 0.7%
Advanced Drainage Systems, Inc.	1,200	28,836
CIRCOR International, Inc.	735	30,980
Furmanite Corp.*	1,354	9,018
Global Brass & Copper Holdings, Inc.	1,000	21,300
Haynes International, Inc.	564	20,693
L.B. Foster Co., Class A	366	4,999
Lawson Products, Inc.*	400	9,340
Mueller Industries, Inc.	2,188	59,295
Mueller Water Products, Inc., Class A	6,192	53,251
NN, Inc.	1,000	15,940
Northwest Pipe Co.*	483	5,405
Olympic Steel, Inc.	231	2,675
Omega Flex, Inc.	59	1,948
RBC Bearings, Inc.*	837	54,062
Rexnord Corp.*	4,000	72,480
Sun Hydraulics Corp.	859	27,256
Worthington Industries, Inc.	1,884	56,784

		474,262

	Number of Shares	Value†

Mining — 0.4%
Century Aluminum Co.*	1,754	$7,753
Coeur Mining, Inc.*	6,128	15,197
Energy Fuels, Inc.*	1,600	4,720
Ferroglobe PLC	2,414	25,950
Hecla Mining Co.	12,817	24,224
Horsehead Holding Corp.*	1,983	4,065
Kaiser Aluminum Corp.	616	51,535
Materion Corp.	857	23,996
Ring Energy, Inc.*	800	5,640
Stillwater Mining Co.*	4,524	38,771
United States Lime & Minerals, Inc.	29	1,594
Uranium Energy Corp.*	6,400	6,784
US Silica Holdings, Inc.	2,100	39,333

		249,562

Miscellaneous Manufacturing — 1.5%
Actuant Corp., Class A	2,106	50,460
American Railcar Industries, Inc.	400	18,512
AZZ, Inc.	976	54,236
Barnes Group, Inc.	2,065	73,080
Blount International, Inc.*	1,995	19,571
Chase Corp.	200	8,146
CLARCOR, Inc.	1,898	94,293
Core Molding Technologies, Inc.*	300	3,849
EnPro Industries, Inc.	917	40,201
Fabrinet*	1,500	35,730
Federal Signal Corp.	2,343	37,136
FreightCar America, Inc.	570	11,075
GP Strategies Corp.*	400	10,044
Handy & Harman Ltd.*	200	4,102
Harsco Corp.	3,200	25,216
Hillenbrand, Inc.	2,374	70,342
John Bean Technologies Corp.	1,029	51,275
Koppers Holdings, Inc.*	820	14,965
LSB Industries, Inc.*	749	5,430
Lydall, Inc.*	600	21,288
Movado Group, Inc.	760	19,540
Myers Industries, Inc.	1,125	14,985
NL Industries, Inc.*	90	274
Park-Ohio Holdings Corp.	400	14,712
Proto Labs, Inc.*	900	57,321
Raven Industries, Inc.	1,346	20,998
Smith & Wesson Holding Corp.*	2,179	47,894
Standex International Corp.	500	41,575
Sturm Ruger & Co., Inc.	719	42,859
Tredegar Corp.	1,061	14,451
TriMas Corp.*	1,795	33,477
Trinseo SA*	600	16,920

		973,957

Office & Business Equipment — 0.0%
Eastman Kodak Co.*	800	10,032

Office Furnishings — 0.4%
Herman Miller, Inc.	2,232	64,059
HNI Corp.	1,643	59,247

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2015

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Office Furnishings — (continued)
Interface, Inc.	2,595	$49,668
Knoll, Inc.	1,953	36,716
Steelcase, Inc., Class A	3,131	46,652

		256,342

Oil & Gas — 1.2%
Abraxas Petroleum Corp.*	4,100	4,346
Adams Resources & Energy, Inc.	100	3,840
Alon USA Energy, Inc.	1,352	20,064
Approach Resources, Inc.*	1,341	2,467
Atwood Oceanics, Inc.	2,300	23,529
Bill Barrett Corp.*	2,025	7,958
Bonanza Creek Energy, Inc.*	1,700	8,959
Callon Petroleum Co.*	2,800	23,352
Carrizo Oil & Gas, Inc.*	2,265	66,999
Clayton Williams Energy, Inc.*	217	6,417
Contango Oil & Gas Co.*	703	4,506
Delek US Holdings, Inc.	2,298	56,531
Eclipse Resources Corp.*	1,400	2,548
Energy XXI Ltd.	3,733	3,770
Evolution Petroleum Corp.	500	2,405
EXCO Resources, Inc.*	6,375	7,905
Fairmount Santrol Holdings, Inc.*	2,200	5,170
Gastar Exploration, Inc.*	2,600	3,406
Halcon Resources Corp.*	1,975	2,488
Isramco, Inc.*	21	1,875
Jones Energy, Inc.*	600	2,310
Matador Resources Co.*	2,900	57,333
North Atlantic Drilling Ltd.*	280	689
Northern Oil & Gas, Inc.*	2,253	8,697
Oasis Petroleum, Inc.*	5,000	36,850
Panhandle Oil and Gas, Inc., Class A	634	10,245
Par Petroleum Corp.*	500	11,770
Parker Drilling Co.*	5,217	9,495
Parsley Energy, Inc., Class A*	3,700	68,265
PDC Energy, Inc.*	1,512	80,711
Penn Virginia Corp.*	2,412	725
Rex Energy Corp.*	1,800	1,890
RSP Permian, Inc.*	2,400	58,536
Sanchez Energy Corp.*	1,900	8,189
SandRidge Energy, Inc.*	14,400	2,880
Seventy Seven Energy, Inc.*	1,800	1,890
Stone Energy Corp.*	2,079	8,919
Synergy Resources Corp.*	3,800	32,376
TransAtlantic Petroleum Ltd*	1,000	1,390
Trecora Resources*	1,000	12,390
Triangle Petroleum Corp.*	2,800	2,156
Ultra Petroleum Corp.*	5,400	13,500
Unit Corp.*	1,800	21,960
W&T Offshore, Inc.*	1,643	3,795
Western Refining, Inc.	2,737	97,492

		812,988

Oil & Gas Services — 0.6%
Archrock Inc.	2,600	19,552
Basic Energy Services, Inc.*	1,188	3,184

	Number of Shares	Value†

Oil & Gas Services — (continued)
C&J Energy Services Ltd.*	1,830	$8,711
CARBO Ceramics, Inc.	800	13,760
Exterran Corp.*	1,300	20,865
Flotek Industries, Inc.*	2,000	22,880
Forum Energy Technologies, Inc.*	2,300	28,658
Geospace Technologies Corp.*	476	6,697
Helix Energy Solutions Group, Inc.*	4,101	21,571
Hornbeck Offshore Services, Inc.*	1,378	13,697
Independence Contract Drilling Inc.*	1,100	5,555
ION Geophysical Corp.*	5,465	2,750
Key Energy Services, Inc.*	5,224	2,519
Matrix Service Co.*	987	20,273
MRC Global Inc*	3,600	46,440
Natural Gas Services Group, Inc.*	594	13,246
Newpark Resources, Inc.*	3,512	18,543
Oil States International, Inc.*	2,100	57,225
Pioneer Energy Services Corp.*	2,650	5,751
SEACOR Holdings, Inc.*	700	36,792
Tesco Corp.	1,400	10,136
TETRA Technologies, Inc.*	2,979	22,402
Thermon Group Holdings, Inc.*	1,100	18,612

		419,819

Packaging and Containers — 0.3%
AEP Industries, Inc.*	138	10,647
Berry Plastics Group, Inc.*	4,600	166,428
Greif, Inc., Class A	1,100	33,891
Multi Packaging Solutions International Ltd.*	800	13,880

		224,846

Pharmaceuticals — 4.7%
ACADIA Pharmaceuticals, Inc.*	3,000	106,950
Aclaris Therapeutics Inc., Class A*	300	8,082
Adamas Pharmaceuticals, Inc.*	300	8,496
Aegerion Pharmaceuticals, Inc.*	1,100	11,110
Aerie Pharmaceuticals, Inc.*	700	17,045
Aimmune Therapeutics Inc.*	500	9,225
Akebia Therapeutics, Inc.*	1,200	15,504
Alimera Sciences, Inc.*	1,100	2,662
Amicus Therapeutics, Inc.*	4,400	42,680
Amphastar Pharmaceuticals, Inc.*	1,100	15,653
Anacor Pharmaceuticals, Inc.*	1,600	180,752
Anika Therapeutics, Inc.*	500	19,080
Antares Pharma, Inc.*	5,200	6,292
Anthera Pharmaceuticals, Inc.*	1,100	5,104
Aratana Therapeutics, Inc.*	900	5,022
Array BioPharma, Inc.*	4,748	20,037
Axovant Sciences Ltd.*	800	14,424
BioDelivery Sciences International, Inc.*	1,900	9,101
BioScrip, Inc.*	2,011	3,519
Biospecifics Technologies Corp.*	300	12,891
Cara Therapeutics, Inc.*	800	13,488
Catalyst Pharmaceuticals, Inc.*	2,400	5,880
Cempra, Inc.*	1,100	34,243
ChemoCentryx, Inc.*	1,000	8,100
Chiasma Inc.*	400	7,828

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2015

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Pharmaceuticals — (continued)
Chimerix, Inc.*	1,700	$15,215
Clovis Oncology, Inc.*	1,100	38,500
Collegium Pharmaceutical Inc.*	400	11,000
Concert Pharmaceuticals, Inc.*	500	9,485
Corcept Therapeutics, Inc.*	2,900	14,442
DepoMed, Inc.*	2,283	41,391
Dicerna Pharmaceuticals, Inc.*	500	5,935
Diplomat Pharmacy, Inc.*	1,300	44,486
Durect Corp.*	3,500	7,735
Dyax Corp.*	5,620	211,424
Eagle Pharmaceuticals, Inc.*	300	26,601
Enanta Pharmaceuticals, Inc.*	600	19,812
Endocyte, Inc.*	1,500	6,015
Esperion Therapeutics, Inc.*	500	11,130
Fibrogen, Inc.*	1,700	51,799
Flexion Therapeutics, Inc.*	400	7,708
Foamix Pharmaceuticals Ltd.*	700	5,677
Global Blood Therapeutics Inc.*	300	9,699
Heron Therapeutics, Inc.*	1,200	32,040
Heska Corp.*	300	11,604
Ignyta, Inc.*	600	8,040
Immune Design Corp.*	400	8,032
Impax Laboratories, Inc.*	2,637	112,758
Infinity Pharmaceuticals, Inc.*	1,828	14,350
Insys Therapeutics, Inc.*	800	22,904
Intra-Cellular Therapies, Inc.*	1,100	59,169
Ironwood Pharmaceuticals, Inc.*	4,461	51,703
Keryx Biopharmaceuticals, Inc.*	3,500	17,675
La Jolla Pharmaceutical CO*	400	10,800
Lannett Co., Inc.*	997	40,000
MannKind Corp.*	8,904	12,911
Mirati Therapeutics, Inc.*	500	15,800
Natural Grocers By Vitamin Cottage, Inc.*	400	8,148
Natural Health Trends Corp.	300	10,059
Nature’s Sunshine Products, Inc.	200	2,024
Nektar Therapeutics*	4,833	81,436
Neogen Corp.*	1,502	84,893
Neos Therapeutics Inc.*	400	5,728
Neurocrine Biosciences, Inc.*	3,277	185,380
Nevro Corp.*	700	47,257
Northwest Biotherapeutics, Inc.*	1,600	5,120
Nutraceutical International Corp.*	196	5,061
Omega Protein Corp.*	1,000	22,200
Ophthotech Corp.*	900	70,677
Orexigen Therapeutics, Inc.*	4,188	7,203
Osiris Therapeutics, Inc.	773	8,024
Otonomy, Inc.*	700	19,425
Pacira Pharmaceuticals, Inc.*	1,400	107,506
Pernix Therapeutics Holdings, Inc.*	1,500	4,425
PharMerica Corp.*	1,220	42,700
Phibro Animal Health Corp., Class A	700	21,091
Portola Pharmaceuticals, Inc.*	1,900	97,755
POZEN, Inc.*	1,002	6,844
PRA Health Sciences, Inc.*	800	36,216
Progenics Pharmaceuticals, Inc.*	2,601	15,944
Proteon Therapeutics Inc.*	500	7,755

	Number of Shares	Value†

Pharmaceuticals — (continued)
Radius Health, Inc.*	1,200	$73,848
Raptor Pharmaceutical Corp.*	2,600	13,520
Regulus Therapeutics, Inc.*	1,200	10,464
Relypsa, Inc.*	1,100	31,174
Revance Therapeutics, Inc.*	700	23,912
Sagent Pharmaceuticals, Inc.*	1,000	15,910
Sarepta Therapeutics, Inc.*	1,600	61,728
SciClone Pharmaceuticals, Inc.*	2,277	20,948
Seres Therapeutics, Inc.*	400	14,036
Sorrento Therapeutics, Inc.*	900	7,839
Sucampo Pharmaceuticals, Inc., Class A*	871	15,060
Supernus Pharmaceuticals, Inc.*	1,400	18,816
Synergy Pharmaceuticals, Inc.*	4,300	24,381
Synta Pharmaceuticals Corp.*	1,921	676
Synutra International, Inc.*	311	1,465
Teligent Inc.*	1,800	16,020
TESARO, Inc.*	900	47,088
Tetraphase Pharmaceuticals, Inc.*	1,200	12,036
TG Therapeutics, Inc.*	1,200	14,316
TherapeuticsMD, Inc.*	4,500	46,665
Threshold Pharmaceuticals, Inc.*	2,000	960
Trevena, Inc.*	1,000	10,500
USANA Health Sciences, Inc.*	224	28,616
Vanda Pharmaceuticals, Inc.*	1,841	17,140
Vitae Pharmaceuticals, Inc.*	500	9,050
Vital Therapies, Inc.*	800	9,216
VIVUS, Inc.*	3,770	3,845
Voyager Therapeutics Inc.*	300	6,570
Xencor, Inc.*	1,000	14,620
XenoPort, Inc.*	1,927	10,579
Zafgen, Inc.*	600	3,774
Zogenix, Inc.*	1,175	17,319

		3,043,970

Pipelines — 0.1%
Primoris Services Corp.	1,490	32,825
SemGroup Corp.	1,600	46,176

		79,001

Publishing / Newspapers — 0.2%
Cimpress NV*	1,300	105,482

Real Estate — 0.5%
Alexander & Baldwin, Inc.	1,800	63,558
AV Homes, Inc.*	195	2,498
Consolidated-Tomoka Land Co.	124	6,536
Forestar Group, Inc.*	1,163	12,723
FRP Holdings, Inc.*	369	12,524
HFF, Inc., Class A	1,500	46,605
Kennedy-Wilson Holdings, Inc.	3,581	86,231
Marcus & Millichap, Inc.*	500	14,570
RE/MAX Holdings, Inc., Class A	400	14,920
RMR Group Inc., Class A*	67	965
The St. Joe Co.*	2,100	38,871

		300,001

Retail — 5.6%
Abercrombie & Fitch Co., Class A	2,500	67,500

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2015

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Retail — (continued)
America’s Car-Mart, Inc.*	227	$6,059
American Eagle Outfitters, Inc.	7,500	116,250
Asbury Automotive Group, Inc.*	1,049	70,745
Ascena Retail Group, Inc.*	6,713	66,123
Barnes & Noble Education, Inc.*	1,137	11,313
Barnes & Noble, Inc.	1,800	15,678
bebe Stores, Inc.	1,517	857
Big 5 Sporting Goods Corp.	581	5,804
Big Lots, Inc.	1,900	73,226
Biglari Holdings, Inc.*	70	22,807
BJ’s Restaurants, Inc.*	820	35,645
Bloomin’ Brands, Inc.	4,800	81,072
BMC Stock Holdings Inc.*	1,500	25,125
Bob Evans Farms, Inc.	842	32,712
Bojangles’, Inc.*	500	7,935
Boot Barn Holdings, Inc.*	400	4,916
Bravo Brio Restaurant Group, Inc.*	500	4,500
Buffalo Wild Wings, Inc.*	747	119,259
Build-A-Bear Workshop, Inc.*	700	8,568
Burlington Stores, Inc.*	2,900	124,410
Caleres, Inc.	1,654	44,360
Carrols Restaurant Group, Inc.*	1,713	20,111
Casey’s General Stores, Inc.	1,540	185,493
Cash America International, Inc.	1,125	33,694
Chico’s FAS, Inc.	5,600	59,752
Christopher & Banks Corp.*	1,500	2,475
Chuy’s Holdings, Inc.*	600	18,804
Citi Trends, Inc.	503	10,689
Conn’s, Inc.*	1,104	25,911
Cracker Barrel Old Country Store, Inc.	724	91,825
Dave & Buster’s Entertainment, Inc.*	800	33,392
Del Frisco’s Restaurant Group, Inc.*	1,000	16,020
Denny’s Corp.*	3,552	34,916
Destination XL Group, Inc.*	1,500	8,280
DineEquity, Inc.	671	56,814
Duluth Holdings Inc.*	500	7,295
El Pollo Loco Holdings Inc*	400	5,052
Express, Inc.*	3,154	54,501
Ezcorp, Inc., Class A*	1,766	8,812
Fiesta Restaurant Group, Inc.*	1,013	34,037
First Cash Financial Services, Inc.*	1,162	43,494
Five Below, Inc.*	2,100	67,410
Francesca’s Holdings Corp.*	1,658	28,866
Fred’s, Inc., Class A	1,431	23,425
Freshpet, Inc.*	700	5,943
Genesco, Inc.*	895	50,863
Group 1 Automotive, Inc.	907	68,660
Guess?, Inc.	2,400	45,312
Haverty Furniture Cos., Inc.	950	20,368
Hibbett Sports, Inc.*	955	28,879
HSN, Inc.	1,179	59,740
J. Alexanders Holdings, Inc.*	483	5,274
Jack in the Box, Inc.	1,414	108,468
Jamba, Inc.*	440	5,936
Kirkland’s, Inc.	827	11,991
Kona Grill, Inc.*	500	7,930

	Number of Shares	Value†

Retail — (continued)
Krispy Kreme Doughnuts, Inc.*	2,622	$39,513
Lands’ End, Inc.*	700	16,408
Lithia Motors, Inc., Class A	894	95,363
Lumber Liquidators Holdings, Inc.*	1,033	17,933
MarineMax, Inc.*	1,000	18,420
Mattress Firm Holding Corp.*	700	31,241
Noodles & Co.*	300	2,907
Ollie’s Bargain Outlet Holdings Inc.*	600	10,206
Outerwall, Inc.	650	23,751
Papa John’s International, Inc.	1,110	62,016
Papa Murphy’s Holdings, Inc.*	500	5,630
Party City Holdco, Inc.*	800	10,328
PC Connection, Inc.	565	12,792
PetMed Express, Inc.	613	10,507
Pier 1 Imports, Inc.	3,644	18,548
Popeyes Louisiana Kitchen, Inc.*	859	50,251
Potbelly Corp.*	1,000	11,710
PriceSmart, Inc.	731	60,666
Red Robin Gourmet Burgers, Inc.*	520	32,105
Regis Corp.*	1,832	25,923
Restoration Hardware Holdings, Inc.*	1,300	103,285
Ruby Tuesday, Inc.*	2,213	12,194
Rush Enterprises, Inc., Class A*	1,435	31,412
Ruth’s Hospitality Group, Inc.	1,195	19,024
Shake Shack, Inc., Class A*	200	7,920
Shoe Carnival, Inc.	458	10,626
Sonic Automotive, Inc., Class A	1,134	25,810
Sonic Corp.	2,032	65,654
Sportsman’s Warehouse Holdings, Inc.*	600	7,740
Stage Stores, Inc.	1,381	12,581
Stein Mart, Inc.	1,261	8,486
Systemax, Inc.*	262	2,253
Texas Roadhouse, Inc.	2,570	91,929
The Buckle, Inc.	1,049	32,288
The Cato Corp., Class A	1,104	40,649
The Cheesecake Factory, Inc.	1,916	88,347
The Children’s Place, Inc.	794	43,829
The Container Store Group, Inc.*	600	4,920
The Finish Line, Inc., Class A	1,793	32,417
The Habit Restaurants, Inc., Class A*	400	9,224
The Men’s Wearhouse, Inc.	1,756	25,778
The Pep Boys - Manny, Moe, & Jack*	2,305	42,435
Tile Shop Holdings, Inc.*	1,300	21,320
Tilly’s, Inc.*	400	2,652
Tuesday Morning Corp.*	1,629	10,588
Vera Bradley, Inc.*	800	12,608
Vitamin Shoppe, Inc.*	1,200	39,240
West Marine, Inc.*	664	5,637
Wingstop Inc.*	400	9,124
Winmark Corp.	100	9,301
Zoe’s Kitchen, Inc.*	700	19,586
Zumiez, Inc.*	703	10,629

		3,651,000

Savings & Loans — 1.9%
Anchor BanCorp Wisconsin, Inc.*	300	13,056

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2015

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Savings & Loans — (continued)
Astoria Financial Corp.	3,201	$50,736
Banc of California, Inc.	1,300	19,006
Bank Mutual Corp.	2,432	18,970
BankFinancial Corp.	609	7,692
BBX Capital Corp.*	110	1,721
Bear State Financial Inc.*	800	8,664
Beneficial Bancorp, Inc.*	2,873	38,268
Berkshire Hills Bancorp, Inc.	1,102	32,079
BofI Holding, Inc.*	2,400	50,520
Brookline Bancorp, Inc.	2,922	33,603
BSB Bancorp*	500	11,695
Capitol Federal Financial, Inc.	5,500	69,080
Charter Financial Corp.	900	11,889
Clifton Bancorp, Inc.	1,146	16,434
Dime Community Bancshares, Inc.	1,030	18,015
EverBank Financial Corp.	3,600	57,528
First Defiance Financial Corp.	300	11,334
Flagstar Bancorp, Inc.*	800	18,488
Flushing Financial Corp.	1,338	28,954
Fox Chase Bancorp, Inc.	420	8,522
Hingham Institution for Savings	100	11,980
Homestreet, Inc.*	1,000	21,710
HomeTrust Bancshares, Inc.*	900	18,225
Investors Bancorp, Inc.	13,355	166,136
Meridian Bancorp, Inc.	1,874	26,423
Meta Financial Group, Inc.	200	9,186
Northfield Bancorp, Inc.	1,593	25,361
Northwest Bancshares, Inc.	3,775	50,547
OceanFirst Financial Corp.	327	6,550
Oritani Financial Corp.	1,718	28,347
Pacific Premier Bancorp, Inc.*	700	14,875
Provident Financial Services, Inc.	2,403	48,420
Sterling Bancorp, Inc.	4,714	76,461
Territorial Bancorp, Inc.	243	6,741
United Community Financial Corp.	1,700	10,030
United Financial Bancorp, Inc.	2,131	27,447
Washington Federal, Inc.	3,700	88,171
Waterstone Financial, Inc.	1,000	14,100
WSFS Financial Corp.	1,071	34,658

		1,211,622

Semiconductors — 3.2%
Advanced Micro Devices, Inc.*	25,300	72,611
Alpha & Omega Semiconductor Ltd.*	400	3,676
Ambarella Inc.*	1,200	66,888
Amkor Technology, Inc.*	3,211	19,523
Applied Micro Circuits Corp.*	2,958	18,842
Axcelis Technologies, Inc.*	4,100	10,619
Brooks Automation, Inc.	2,477	26,454
Cabot Microelectronics Corp.*	961	42,073
Cascade Microtech, Inc.*	700	11,375
Cavium, Inc.*	2,079	136,611
CEVA, Inc.*	671	15,675
Cirrus Logic, Inc.*	2,481	73,264
Cohu, Inc.	904	10,911
Diodes, Inc.*	1,399	32,149

	Number of Shares	Value†

Semiconductors — (continued)
DSP Group, Inc.*	557	$5,258
EMCOR Group, Inc.*	1,200	7,356
Entegris, Inc.*	5,270	69,933
Exar Corp.*	1,532	9,391
Fairchild Semiconductor International, Inc.*	4,400	91,124
FormFactor, Inc.*	2,172	19,548
Gerber Scientific, Inc.~	500	0
Inphi Corp.*	1,400	37,828
Integrated Device Technology, Inc.*	5,593	147,376
Intersil Corp., Class A	5,100	65,076
InvenSense, Inc.*	2,800	28,644
IXYS Corp.	1,266	15,990
Kopin Corp.*	1,507	4,099
Lattice Semiconductor Corp.*	4,924	31,858
M/A-COM Technology Solutions Holdings, Inc.*	800	32,712
Mattson Technology, Inc.*	2,300	8,119
MaxLinear, Inc., Class A*	2,243	33,039
Microsemi Corp.*	3,693	120,355
MKS Instruments, Inc.	1,996	71,856
Monolithic Power Systems, Inc.	1,467	93,463
Nanometrics, Inc.*	900	13,626
OmniVision Technologies, Inc.*	2,119	61,493
Photronics, Inc.*	2,692	33,515
PMC-Sierra, Inc.*	6,900	80,178
Power Integrations, Inc.	1,095	53,250
QLogic Corp.*	3,200	39,040
Rambus, Inc.*	4,123	47,786
Rovi Corp.*	3,100	51,646
Rudolph Technologies, Inc.*	1,054	14,988
Semtech Corp.*	2,609	49,362
Sigma Designs, Inc.*	1,200	7,584
Silicon Laboratories, Inc.*	1,700	82,518
Tessera Technologies, Inc.	2,023	60,710
Ultra Clean Holdings, Inc.*	900	4,608
Ultratech, Inc.*	978	19,384
Veeco Instruments, Inc.*	1,393	28,640
Xcerra Corp.*	2,466	14,919

		2,096,943

Software — 4.8%
2U, Inc.*	900	25,182
ACI Worldwide, Inc.*	4,527	96,878
Actua Corp.*	1,428	16,351
Acxiom Corp.*	2,967	62,070
Amber Road, Inc.*	600	3,054
American Software, Inc., Class A	593	6,037
Aspen Technology, Inc.*	3,253	122,833
AVG Technologies NV*	1,400	28,070
Avid Technology, Inc.*	1,100	8,019
Benefitfocus, Inc.*	200	7,278
Blackbaud, Inc.	1,750	115,255
Bottomline Technologies, Inc.*	1,545	45,933
BroadSoft, Inc.*	1,061	37,517
Callidus Software, Inc.*	2,000	37,140
Castlight Health, Inc., Class B*	1,200	5,124

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2015

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Software — (continued)
CommVault Systems, Inc.*	1,648	$64,849
Computer Programs & Systems, Inc.	447	22,238
Cornerstone OnDemand, Inc.*	2,100	72,513
CSG Systems International, Inc.	1,281	46,090
Cvent, Inc.*	800	27,928
Demandware, Inc.*	1,200	64,764
Digi International, Inc.*	657	7,477
Ebix, Inc.	1,036	33,970
Envestnet, Inc.*	1,413	42,178
Epiq Systems, Inc.	1,168	15,266
Everyday Health, Inc.*	700	4,214
Evolent Health, Inc., Class A*	700	8,477
Fair Isaac Corp.	1,188	111,886
Five9 Inc.*	1,100	9,570
Glu Mobile, Inc.*	4,000	9,720
Guidance Software, Inc.*	400	2,408
Guidewire Software, Inc.*	2,700	162,432
Hortonworks, Inc.*	300	6,570
HubSpot, Inc.*	700	39,417
Imperva, Inc.*	1,000	63,310
inContact, Inc.*	2,100	20,034
Infoblox, Inc.*	2,100	38,619
InnerWorkings, Inc.*	1,724	12,930
Instructure Inc.*	300	6,246
Interactive Intelligence Group, Inc.*	597	18,758
Jive Software, Inc.*	1,500	6,120
ManTech International Corp., Class A	1,039	31,419
MedAssets, Inc.*	2,448	75,741
Medidata Solutions, Inc.*	2,088	102,917
MicroStrategy, Inc., Class A*	418	74,943
MINDBODY Inc., Class A*	500	7,565
Mobileiron, Inc.*	1,200	4,332
Model N, Inc.*	1,100	12,276
Monotype Imaging Holdings, Inc.	1,599	37,800
New Relic, Inc.*	200	7,286
Omnicell, Inc.*	1,435	44,600
OPOWER, Inc.*	600	6,336
Park City Group Inc.*	700	8,337
Paycom Software, Inc.*	1,100	41,393
PDF Solutions, Inc.*	1,200	13,008
pdvWireless Inc.*	400	11,000
Pegasystems, Inc.	1,260	34,650
Press Ganey Holdings, Inc.*	300	9,465
Progress Software Corp.*	1,986	47,664
Proofpoint, Inc.*	1,500	97,515
PROS Holdings, Inc.*	917	21,128
QAD, Inc.	392	8,044
Qlik Technologies, Inc.*	3,441	108,942
Quality Systems, Inc.	1,704	27,468
RealPage, Inc.*	2,000	44,900
Rocket Fuel, Inc.*	800	2,792
Sapiens International Corp. NV	800	8,160
SciQuest, Inc.*	900	11,673
Seachange International, Inc.*	1,273	8,580
SPS Commerce, Inc.*	600	42,126
Synchronoss Technologies, Inc.*	1,546	54,466

	Number of Shares	Value†

Software — (continued)
SYNNEX Corp.	1,094	$98,383
Take-Two Interactive Software, Inc.*	3,344	116,505
Tangoe, Inc.*	1,769	14,842
TubeMogul, Inc.*	500	6,800
Tyler Technologies, Inc.*	1,299	226,442
Verint Systems, Inc.*	2,395	97,141
Workiva Inc.*	500	8,785
Xura, Inc.*	990	24,334

		3,134,483

Storage & Warehousing — 0.1%
Mobile Mini, Inc.	1,777	55,318
Wesco Aircraft Holdings, Inc.*	2,140	25,616

		80,934

Telecommunications — 2.9%
8X8, Inc.*	3,400	38,930
ADTRAN, Inc.	2,205	37,970
Aerohive Networks, Inc.*	1,300	6,643
Alliance Fiber Optic Products, Inc.	600	9,096
Anixter International, Inc.*	1,034	62,443
Atlantic Tele-Network, Inc.	349	27,302
Black Box Corp.	562	5,356
CalAmp Corp.*	1,400	27,902
Calix, Inc.*	1,487	11,703
Ciena Corp.*	4,600	95,174
Cincinnati Bell, Inc.*	7,785	28,026
Clearfield, Inc.*	400	5,364
Comtech Telecommunications Corp.	552	11,090
Consolidated Communications Holdings, Inc.	1,841	38,569
DigitalGlobe, Inc.*	2,569	40,230
EarthLink Holdings Corp.	4,016	29,839
Extreme Networks, Inc.*	3,147	12,840
FairPoint Communications, Inc.*	600	9,642
Finisar Corp.*	3,821	55,557
General Communication, Inc., Class A*	1,486	29,393
Gigamon, Inc.*	1,000	26,570
Globalstar, Inc.*	16,600	23,904
Gogo Inc*	2,200	39,160
GTT Communications, Inc.*	800	13,648
Harmonic, Inc.*	2,870	11,681
Hawaiian Telcom Holdco, Inc.*	500	12,430
HC2 Holdings, Inc.*	700	3,703
IDT Corp., Class B	800	9,328
Infinera Corp.*	5,194	94,115
Inteliquent, Inc.	1,226	21,786
Intelsat SA*	1,200	4,992
InterDigital, Inc.	1,294	63,458
Iridium Communications, Inc.*	3,500	29,435
Ixia*	2,113	26,265
j2 Global, Inc.	1,874	154,268
Knowles Corp.*	3,452	46,015
KVH Industries, Inc.*	354	3,335
LogMeIn, Inc.*	881	59,115
Loral Space & Communications, Inc.*	546	22,228
Lumos Networks Corp.	782	8,758

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2015

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Telecommunications — (continued)
NeoPhotonics Corp.*	900	$9,774
NETGEAR, Inc.*	1,329	55,698
NeuStar, Inc., Class A*	2,000	47,940
NTELOS Holdings Corp.*	382	3,491
Oclaro, Inc.*	3,000	10,440
ORBCOMM, Inc.*	2,000	14,480
Plantronics, Inc.	1,367	64,823
Polycom, Inc.*	5,300	66,727
Preformed Line Products Co.	45	1,894
RigNet, Inc.*	500	10,345
Ruckus Wireless, Inc.*	2,700	28,917
Shenandoah Telecommunications Co.	859	36,980
ShoreTel, Inc.*	2,281	20,187
Sonus Networks, Inc.*	1,843	13,141
Spok Holdings, Inc.	1,112	20,372
Straight Path Communications, Inc.*	300	5,142
Telenav, Inc.*	1,000	5,690
Ubiquiti Networks, Inc.*	1,200	38,028
ViaSat, Inc.*	1,662	101,399
Vonage Holdings Corp.*	7,500	43,050
West Corp.	2,100	45,297
Windstream Holdings, Inc.	3,500	22,540

		1,923,618

Textiles — 0.2%
Culp, Inc.	300	7,641
G&K Services, Inc., Class A	776	48,810
UniFirst Corp.	577	60,124

		116,575

Toys, Games & Hobbies — 0.0%
JAKKS Pacific, Inc.*	584	4,649

Transportation — 1.6%
Air Transport Services Group, Inc.*	2,085	21,017
ArcBest Corp.	995	21,283
Ardmore Shipping Corp.	800	10,176
Atlas Air Worldwide Holdings, Inc.*	1,048	43,324
Bristow Group, Inc.	1,350	34,965
CAI International, Inc.*	660	6,653
Celadon Group, Inc.	935	9,247
Covenant Transportation Group, Inc.*	400	7,556
DHT Holdings Inc.	3,900	31,551
Dorian LPG Ltd.*	900	10,593
Eagle Bulk Shipping Inc.*	1,200	4,224
Echo Global Logistics, Inc.*	1,000	20,390
Era Group, Inc.*	800	8,920
Forward Air Corp.	1,196	51,440
Frontline Ltd.	9,500	28,405
GasLog Ltd.	1,700	14,110
Gener8 Maritime Inc.*	900	8,505
Golden Ocean Group Ltd.*	2,574	2,754
Gulfmark Offshore, Inc., Class A	979	4,572
Heartland Express, Inc.	1,967	33,479
Hub Group, Inc., Class A*	1,443	47,547
Knight Transportation, Inc.	2,264	54,857
Marten Transport Ltd.	1,051	18,603

	Number of Shares	Value†

Transportation — (continued)
Matson, Inc.	1,600	$68,208
Navios Maritime Acquisition Corp.	3,700	11,137
Navios Maritime Holdings Inc.	3,200	5,600
Nordic American Offshore Ltd.	900	4,743
Nordic American Tankers Ltd.	3,567	55,431
P.A.M. Transportation Services, Inc.*	200	5,518
PHI, Inc.*	593	9,731
Radiant Logistics, Inc.*	1,000	3,430
Roadrunner Transportation Systems, Inc.*	1,000	9,430
Safe Bulkers Inc.	1,700	1,377
Saia, Inc.*	961	21,382
Scorpio Bulkers Inc.*	1,100	10,879
Scorpio Tankers Inc.	7,100	56,942
Ship Finance International Ltd.	2,284	37,846
Swift Transportation Co.*	3,300	45,606
Teekay Tankers Ltd., Class A	3,193	21,968
Tidewater, Inc.	1,600	11,136
Universal Truckload Services, Inc.	100	1,404
USA Truck, Inc.*	200	3,490
UTi Worldwide Inc.*	3,400	23,902
Werner Enterprises, Inc.	1,752	40,979
XPO Logistics, Inc.*	2,841	77,417
YRC Worldwide, Inc.*	1,300	18,434

		1,040,161

Trucking and Leasing — 0.1%
TAL International Group, Inc.*	1,293	20,559
Textainer Group Holdings Ltd.	812	11,457
The Greenbrier Cos., Inc.	1,047	34,153

		66,169

Water — 0.3%
American States Water Co.	1,524	63,932
Artesian Resources Corp., Class A	413	11,440
California Water Service Group	1,766	41,095
Connecticut Water Service, Inc.	319	12,125
Consolidated Water Co. Ltd.	800	9,792
Middlesex Water Co.	531	14,093
PICO Holdings, Inc.*	792	8,173
SJW Corp.	488	14,469
The York Water Co.	697	17,383

		192,502

TOTAL COMMON STOCKS (Cost $47,118,728)		58,447,601

REAL ESTATE INVESTMENT TRUSTS — 8.9%
Apartments — 0.4%
American Residential Properties, Inc.	1,300	24,570
Bluerock Residential Growth Reit, Inc.	600	7,110
Campus Crest Communities, Inc.	2,300	15,640
Education Realty Trust, Inc.	2,201	83,374
Independence Realty Trust, Inc.	1,792	13,458
Monogram Residential Trust, Inc.	6,500	63,440
Preferred Apartment Communities, Inc.	800	10,464
Silver Bay Realty Trust Corp.	1,637	25,635

		243,691

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2015

Small Cap Index Fund

	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — (continued)
Building & Real Estate — 1.2%
Agree Realty Corp.	796	$27,056
Altisource Residential Corp.	2,200	27,302
Anworth Mortgage Asset Corp.	3,731	16,230
Apollo Commercial Real Estate Finance, Inc.	2,200	37,906
Ares Commercial Real Estate Corp.	1,000	11,440
Capstead Mortgage Corp.	3,475	30,372
Colony Financial, Inc. Class A	4,416	86,024
CYS Investments, Inc.	5,856	41,753
Dynex Capital, Inc.	2,307	14,649
Getty Realty Corp.	1,163	19,945
Hatteras Financial Corp.	3,800	49,970
Invesco Mortgage Capital, Inc.	4,407	54,603
iStar Financial, Inc.*	3,318	38,920
New York Mortgage Trust, Inc.	4,700	25,051
PennyMac Mortgage Investment Trust	2,692	41,080
Redwood Trust, Inc.	3,377	44,576
Resource Capital Corp.	1,175	14,993
Select Income REIT	2,200	43,604
Starwood Waypoint Residential Trust	1,600	36,224
Sun Communities, Inc.	1,990	136,375

		798,073

Diversified — 0.9%
AG Mortgage Investment Trust, Inc.	1,188	15,254
Armada Hoffler Properties, Inc.	800	8,384
CatchMark Timber Trust, Inc., Class A	1,300	14,703
CorEnergy Infrastructure Trust Inc.	300	4,452
CoreSite Realty Corp.	900	51,048
DuPont Fabros Technology, Inc.	2,450	77,886
EPR Properties	2,210	129,174
New York REIT, Inc.	6,200	71,300
NexPoint Residential Trust, Inc.	600	7,854
PS Business Parks, Inc.	765	66,884
STAG lndustrial, Inc.	2,600	47,970
The GEO Group, Inc.	2,768	80,023
UMH Properties, Inc.	968	9,796
Whitestone REIT	800	9,608

		594,336

Diversified Financial Services — 0.6%
American Capital Mortgage Investment Corp.	2,043	28,520
Apollo Residential Mortgage, Inc.	1,332	15,918
ARMOUR Residential REIT, Inc.	1,775	38,624
DCT Industrial Trust, Inc.	3,420	127,806
New Residential Investment Corp.	8,600	104,576
Orchid Island Capital, Inc.	600	5,958
RAIT Financial Trust	3,606	9,736
STORE Capital Corp.	1,500	34,800
United Development Funding IV	1,000	11,000
Western Asset Mortgage Capital Corp.	1,597	16,321

		393,259

Forest Products & Paper — 0.1%
Potlatch Corp.	1,578	47,719

Healthcare — 0.8%
CareTrust REIT, Inc.	1,795	19,655

	Number of Shares	Value†

Healthcare — (continued)
Healthcare Realty Trust, Inc.	3,972	$112,487
LTC Properties, Inc.	1,317	56,815
Medical Properties Trust, Inc.	9,107	104,822
National Health Investors, Inc.	1,457	88,688
New Senior Investment Group, Inc.	3,400	33,524
Physicians Realty Trust	3,400	57,324
Sabra Health Care REIT, Inc.	2,588	52,355
Universal Health Realty Income Trust	520	26,005

		551,675

Hotels & Resorts — 1.2%
Ashford Hospitality Prime, Inc.	987	14,312
Ashford Hospitality Trust, Inc.	3,020	19,056
Chatham Lodging Trust	1,400	28,672
Chesapeake Lodging Trust	2,389	60,107
DiamondRock Hospitality Co.	7,523	72,597
FelCor Lodging Trust, Inc.	5,018	36,631
Hersha Hospitality Trust	1,917	41,714
LaSalle Hotel Properties	4,217	106,100
Pebblebrook Hotel Trust	2,709	75,906
RLJ Lodging Trust	5,100	110,313
Ryman Hospitality Properties, Inc.	1,612	83,244
Summitt Hotel Properties, Inc.	3,500	41,825
Sunstone Hotel Investors, Inc.	7,805	97,484

		787,961

Industrial — 0.5%
EastGroup Properties, Inc.	1,175	65,342
First Industrial Realty Trust, Inc.	4,129	91,375
First Potomac Realty Trust	2,392	27,269
InfraREIT, Inc.*	900	16,650
Monmouth Real Estate Investment Corp., Class A	2,049	21,432
QTS Realty Trust, Inc.	1,100	49,621
Rexford Industrial Realty, Inc.	2,000	32,720
Terreno Realty Corp.	1,675	37,888

		342,297

Internet — 0.1%
CyrusOne, Inc.	2,500	93,625

Mixed Industrial/Office — 0.4%
Cousins Properties, Inc.	8,461	79,787
Gladstone Commercial Corp.	652	9,513
Investors Real Estate Trust	4,618	32,095
Lexington Realty Trust	8,015	64,120
One Liberty Properties, Inc.	503	10,795
Washington Real Estate Investment Trust	2,606	70,518

		266,828

Office Property — 1.0%
American Assets Trust, Inc.	1,400	53,690
Easterly Government Proper, Inc.	500	8,590
Franklin Street Properties Corp.	3,245	33,586
Government Properties Income Trust	2,744	43,547
Gramercy Property Trust	16,317	125,967
Highwoods Properties, Inc.	3,660	159,576

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2015

Small Cap Index Fund

	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — (continued)
Office Property — (continued)
Hudson Pacific Properties, Inc.	2,700	$75,978
Mack-Cali Realty Corp.	3,500	81,725
Parkway Properties, Inc.	3,380	52,830

		635,489

Real Estate — 0.1%
Xenia Hotels & Resorts, Inc.	4,400	67,452

Regional Malls — 0.1%
Pennsylvania Real Estate Investment Trust	2,715	59,377
Rouse Properties, Inc.	1,400	20,384

		79,761

Storage & Warehousing — 0.6%
CubeSmart	6,425	196,734
National Storage Affiliates Trust	700	11,991
Sovran Self Storage, Inc.	1,382	148,302

		357,027

Strip Centers — 0.9%
Acadia Realty Trust	2,520	83,538
Alexander’s, Inc.	86	33,033
Cedar Realty Trust, Inc.	2,826	20,008
Equity One, Inc.	2,854	77,486
Inland Real Estate Corp.	3,688	39,167
Kite Realty Group Trust	3,251	84,298
Ramco-Gershenson Properties Trust	3,141	52,172
Retail Opportunity Investments Corp.	3,900	69,810
Saul Centers, Inc.	451	23,123
Urban Edge Properties	3,500	82,075
Urstadt Biddle Properties, Inc., Class A	1,216	23,396

		588,106

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $5,173,806)		5,847,299

RIGHTS — 0.0%
Chelsea Therapeutics Intl Ltd. CVR~	1,600	0
Clinical Data, Inc.~	354	0
Cubist Pharmaceuticals, Inc.~	1,200	0
Durata Therapeutics CVR Shares~	500	415
Furiex Pharmaceuticals Rights~	300	0
Leap Wireless CVR~	2,300	5,796

TOTAL RIGHTS (Cost $5,740)		6,211

	Par (000)	Value†
U.S. TREASURY OBLIGATIONS — 0.1%
U.S. Treasury Bills[1] 0.031%, 03/10/16	$65	64,986
United States Treasury Bill[1] 0.460%, 06/16/16	4	3,992

TOTAL U.S. TREASURY OBLIGATIONS (Cost $68,988)		68,978

	Number of Shares	Value†
WARRANTS — 0.0%
Magnum Hunter Resources Corp.~ (Cost $0)	780	$0

SHORT-TERM INVESTMENTS — 1.7%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $1,089,653)	1,089,653	1,089,653

TOTAL INVESTMENTS — 100.0% (Cost $53,456,915)		$65,459,742

Other Assets & Liabilities — 0.0%		20,380

TOTAL NET ASSETS — 100.0%		$65,480,122

†	See Security Valuation Note.
*	Non-income producing security.
~	Fair valued security. The total market value of fair valued securities at December 31, 2015 is $6,309.
[1]	All or portion of securities segregated as collateral for futures contracts.

PLC — Public Limited Company.

REIT — Real Estate Investment Trust.

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value		Value†
Advertising	0.1%		$62,515
Aerospace & Defense	1.4%		846,507
Agriculture	0.3%		201,189
Airlines	0.4%		227,785
Apparel	0.7%		433,571
Auto Manufacturers	0.1%		46,670
Auto Parts & Equipment	1.2%		687,876
Banks	9.7%		5,658,942
Beverages	0.2%		136,769
Biotechnology	4.2%		2,433,975
Building Materials	1.5%		856,611
Chemicals	1.8%		1,034,984
Coal	— %	+	21,921
Commercial Services	5.7%		3,353,334
Computers	3.1%		1,828,638
Cosmetics & Personal Care	0.1%		38,256
Distribution & Wholesale	0.9%		524,700
Diversified Financial Services	2.7%		1,580,819
Electric	2.3%		1,318,545
Electrical Components & Equipment	1.0%		583,677
Electronics	2.5%		1,442,997
Energy-Alternate Sources	0.3%		194,003
Engineering & Construction	0.9%		519,814
Entertainment	1.3%		750,150
Environmental Control	0.5%		275,579
Food	2.3%		1,340,769
Forest Products & Paper	0.5%		284,329
Gas	1.4%		834,662
Hand & Machine Tools	0.1%		59,303
Healthcare Products	4.6%		2,686,214

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2015

Small Cap Index Fund

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value		Value†
Healthcare Services	2.2%		$1,266,310
Holding Companies	0.2%		116,221
Home Builders	0.9%		510,460
Home Furnishings	0.6%		330,394
Hotels & Resorts	0.1%		60,693
Household Products & Wares	0.6%		358,680
Housewares	—%	+	19,708
Insurance	3.4%		1,966,754
Internet	2.2%		1,278,355
Investment Companies	0.1%		31,270
Iron & Steel	0.3%		168,994
Leisure Time	0.5%		299,140
Lodging	0.2%		136,760
Machinery - Construction & Mining	0.1%		46,451
Machinery - Diversified	0.6%		362,941
Media	1.3%		760,448
Metal Fabricate/Hardware	0.8%		474,262
Mining	0.4%		249,562
Miscellaneous Manufacturing	1.7%		973,957
Office & Business Equipment	—%	+	10,032
Office Furnishings	0.4%		256,342
Oil & Gas	1.4%		812,988
Oil & Gas Services	0.7%		419,819
Packaging and Containers	0.4%		224,846
Pharmaceuticals	5.2%		3,043,970
Pipelines	0.1%		79,001
Publishing / Newspapers	0.2%		105,482
Real Estate	0.5%		300,001
Retail	6.2%		3,651,000
Savings & Loans	2.1%		1,211,622
Semiconductors	3.6%		2,096,943
Software	5.4%		3,134,483
Storage & Warehousing	0.1%		80,934
Telecommunications	3.3%		1,923,618
Textiles	0.2%		116,575
Toys, Games & Hobbies	—%	+	4,649
Transportation	1.8%		1,040,161
Trucking and Leasing	0.1%		66,169
Water	0.3%		192,502

	100.0%		$58,447,601

+	Rounded.

Summary of inputs used to value the Fund’s investments as of 12/31/2015 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2015	Level 1 Quoted Price	Level 2 Signi ficant Obse rvable Input	Level 3 Signi ficant Unobs ervable Input
COMMON STOCKS
Advertising	$62,515	$62,515	$—	$—
Aerospace & Defense	846,507	846,507	—	—
Agriculture	201,189	201,189	—	—
Airlines	227,785	227,785	—	—
Apparel	433,571	433,571	—	—
Auto Manufacturers	46,670	46,670	—	—
Auto Parts & Equipment	687,876	687,876	—	—
Banks	5,658,942	5,658,942	—	—

ASSETS TABLE
Description	Total Market Value at 12/31/2015	Level 1 Quoted Price	Level 2 Signi ficant Obse rvable Input	Level 3 Signi ficant Unobs ervable Input
COMMON STOCKS (continued)
Beverages	$136,769	$136,769	$—	$—
Biotechnology	2,433,975	2,433,975	—	—
Building Materials	856,611	856,611	—	—
Chemicals	1,034,984	1,034,984	—	—
Coal	21,921	21,921	—	—
Commercial Services	3,353,334	3,353,334	—	—
Computers	1,828,638	1,828,638	—	—
Cosmetics & Personal Care	38,256	38,256	—	—
Distribution & Wholesale	524,700	524,700	—	—
Diversified Financial Services	1,580,819	1,580,721	98	—
Electric	1,318,545	1,318,545	—	—
Electrical Components & Equipment	583,677	583,677	—	—
Electronics	1,442,997	1,442,997	—	—
Energy-Alternate Sources	194,003	194,003	—	—
Engineering & Construction	519,814	519,814	—	—
Entertainment	750,150	750,150	—	—
Environmental Control	275,579	275,579	—	—
Food	1,340,769	1,340,769	—	—
Forest Products & Paper	284,329	284,329	—	—
Gas	834,662	834,662	—	—
Hand & Machine Tools	59,303	59,303	—	—
Healthcare Products	2,686,214	2,686,214	—	—
Healthcare Services	1,266,310	1,266,310	—	—
Holding Companies	116,221	116,221	—	—
Home Builders	510,460	510,460	—	—
Home Furnishings	330,394	330,394	—	—
Hotels & Resorts	60,693	60,693	—	—
Household Products & Wares	358,680	358,680	—	—
Housewares	19,708	19,708	—	—
Insurance	1,966,754	1,966,754	—	—
Internet	1,278,355	1,278,355	—	—
Investment Companies	31,270	31,270	—	—
Iron & Steel	168,994	168,994	—	—
Leisure Time	299,140	299,140	—	—
Lodging	136,760	136,760	—	—
Machinery — Construction & Mining	46,451	46,451	—	—
Machinery — Diversified	362,941	362,941	—	—
Media	760,448	760,448	—	—
Metal Fabricate/Hardware	474,262	474,262	—	—
Mining	249,562	249,562	—	—
Miscellaneous Manufacturing	973,957	973,957	—	—
Office & Business Equipment	10,032	10,032	—	—
Office Furnishings	256,342	256,342	—	—
Oil & Gas	812,988	812,988	—	—
Oil & Gas Services	419,819	419,819	—	—
Packaging and Containers	224,846	224,846	—	—
Pharmaceuticals	3,043,970	3,043,970	—	—

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2015

Small Cap Index Fund

ASSETS TABLE
Description	Total Market Value at 12/31/2015	Level 1 Quoted Price	Level 2 Signi ficant Obse rvable Input	Level 3 Signi ficant Unobs ervable Input
COMMON STOCKS (continued)
Pipelines	$79,001	$79,001	$—	$—
Publishing / Newspapers	105,482	105,482	—	—
Real Estate	300,001	300,001	—	—
Retail	3,651,000	3,651,000	—	—
Savings & Loans	1,211,622	1,211,622	—	—
Semiconductors	2,096,943	2,096,943	—	—
Software	3,134,483	3,134,483	—	—
Storage & Warehousing	80,934	80,934	—	—
Telecommunications	1,923,618	1,923,618	—	—
Textiles	116,575	116,575	—	—
Toys, Games & Hobbies	4,649	4,649	—	—
Transportation	1,040,161	1,040,161	—	—
Trucking and Leasing	66,169	66,169	—	—
Water	192,502	192,502	—	—
REAL ESTATE INVESTMENT TRUSTS
Apartments	243,691	243,691	—	—
Building & Real Estate	798,073	798,073	—	—
Diversified	594,336	594,336	—	—
Diversified Financial Services	393,259	393,259	—	—
Forest Products & Paper	47,719	47,719	—	—
Healthcare	551,675	551,675	—	—
Hotels & Resorts	787,961	787,961	—	—
Industrial	342,297	342,297	—	—
Internet	93,625	93,625	—	—
Mixed Industrial/Office	266,828	266,828	—	—
Office Property	635,489	635,489	—	—
Real Estate	67,452	67,452	—	—
Regional Malls	79,761	79,761	—	—
Storage & Warehousing	357,027	357,027	—	—
Strip Centers	588,106	588,106	—	—
U.S. TREASURY OBLIGATIONS	68,978	—	68,978	—
RIGHTS	6,211	—	6,211	—
SHORT-TERM INVESTMENTS	1,089,653	1,089,653	—	—

TOTAL INVESTMENTS	$65,459,742	$65,384,455	$75,287	$—

It Is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2015

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — 97.8%
Australia — 6.7%
AGL Energy Ltd.	5,276	$69,037
Alumina Ltd.	25,717	21,462
Amcor Ltd.	9,071	88,127
AMP Ltd.	24,438	102,969
APA Group	8,753	55,077
Aristocrat Leisure Ltd.	4,196	30,983
Asciano Ltd.	4,969	31,591
ASX Ltd.	1,401	43,102
Aurizon Holdings Ltd.	15,495	49,190
Ausnet Services	18,055	19,437
Australia & New Zealand Banking Group Ltd.	22,660	457,273
Bank of Queensland Ltd.	3,012	30,384
Bendigo & Adelaide Bank Ltd.	3,553	30,733
BHP Billiton Ltd.	24,967	321,314
Boral Ltd.	7,228	30,904
Brambles Ltd.	13,080	109,543
Caltex Australia Ltd.	2,100	57,401
Challenger Ltd/Australia	4,465	28,140
CIMIC Group Ltd.	829	14,542
Coca-Cola Amatil Ltd.	4,963	33,465
Cochlear Ltd.	371	25,674
Commonwealth Bank of Australia	13,456	831,908
Computershare Ltd.	3,381	28,450
Crown Resorts Ltd.	2,801	25,316
CSL Ltd.	3,643	277,741
Dexus Property Group	6,834	37,069
DUET Group	18,193	30,130
Flight Centre Travel Group Ltd.	439	12,661
Fortescue Metals Group Ltd.	13,816	18,593
Goodman Group	14,736	66,775
Harvey Norman Holdings Ltd.	3,235	9,779
Healthscope Ltd.	13,599	26,206
Iluka Resources Ltd.	2,885	12,762
Incitec Pivot Ltd.	13,612	38,895
Insurance Australia Group Ltd.	19,230	77,228
Lend Lease Group	4,333	44,706
Macquarie Group Ltd.	2,346	140,344
Medibank Pvt. Ltd.	21,209	33,071
Mirvac Group	26,971	38,610
National Australia Bank Ltd.	20,366	444,422
Newcrest Mining Ltd.*	6,279	59,413
Oil Search Ltd.	10,741	52,280
Orica Ltd.	2,861	32,054
Origin Energy Ltd.	14,077	47,619
Platinum Asset Management Ltd.	1,805	10,547
Qantas Airways Ltd.	6,222	18,442
QBE Insurance Group Ltd.	10,872	98,883
Ramsay Health Care Ltd.	980	48,189
REA Group Ltd.	400	15,915
Rio Tinto Ltd.	3,224	104,262
Santos Ltd.	12,712	33,858
Scentre Group	41,494	125,857
Seek Ltd.	2,700	30,051
Sonic Healthcare Ltd.	3,454	44,719
South32 Ltd.*	16,770	12,907

	Number of Shares	Value†

Australia — (continued)
South32 Ltd.*	24,967	$19,180
Stockland	18,274	54,246
Suncorp Group Ltd.	9,636	84,604
Sydney Airport	9,491	43,681
Tabcorp Holdings Ltd.	7,043	23,980
Tatts Group Ltd.	13,129	41,683
Telstra Corp. Ltd.	33,844	137,531
The GPT Group	15,260	52,848
The GPT Group, In Specie~	16,419	0
TPG Telecom Ltd.	2,224	15,923
Transurban Group	15,315	116,087
Treasury Wine Estates Ltd.	5,948	35,713
Vicinity Centres	28,929	58,687
Wesfarmers Ltd.	8,949	269,795
Westfield Corp.	15,906	109,432
Westpac Banking Corp.	26,039	631,178
Woodside Petroleum Ltd.	5,940	123,753
Woolworths Ltd.	10,150	180,086

		6,578,417

Austria — 0.2%
Andritz AG	668	32,511
Erste Group Bank AG*	1,965	61,485
Immoeast AG~	2,678	0
OMV AG	1,135	32,217
Raiffeisen Bank International AG*	750	10,992
Voestalpine AG	1,009	30,864

		168,069

Belgium — 1.4%
Ageas	1,719	79,786
Anheuser-Busch InBev N.V.	6,302	784,271
Belgacom S.A.	1,133	36,869
Colruyt S.A.	647	33,284
Delhaize Group S.A.	768	74,747
Groupe Bruxelles Lambert S.A.	667	57,074
KBC Groep N.V.	2,043	127,741
Solvay S.A.	600	64,038
Telenet Group Holding N.V.	377	20,375
UCB S.A.	1,013	91,437
Umicore S.A.	738	30,949

		1,400,571

China — 0.1%
Sands China Ltd.	19,200	65,092
Yangzijiang Shipbuilding Holdings Ltd.	19,000	14,679

		79,771

Denmark — 1.9%
A.P. Moller - Maersk A/S, B Shares	55	71,737
A.P. Moller - Maersk A/S, A Shares	31	39,919
Carlsberg A/S, B Shares	840	74,417
Chr Hansen Holding AS	775	48,476
Coloplast A/S, B Shares	905	73,067
Danske Bank A/S	5,515	147,980
DSV A/S	1,517	59,715

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2015

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Denmark — (continued)
ISS A/S	1,307	$47,113
Novo Nordisk A/S, B Shares	15,357	889,143
Novozymes A/S, B Shares	1,916	91,736
Pandora A/S	833	105,028
TDC A/S	6,200	30,870
Tryg A/S	965	19,176
Vestas Wind Systems A/S	1,794	125,291
William Demant Holding A/S	138	13,145

		1,836,813

Finland — 0.9%
Elisa OYJ	1,000	37,625
Fortum OYJ	3,489	52,567
Kone OYJ, B Shares	2,641	111,823
Metso OYJ	661	14,807
Neste OYJ	812	24,235
Nokia OYJ	28,055	198,477
Nokian Renkaat OYJ	765	27,312
Orion OYJ, B Shares	750	25,949
Sampo OYJ, A Shares	3,551	180,329
Stora Enso OYJ, R Shares	4,323	39,089
UPM-Kymmene OYJ	4,158	77,195
Wartsila OYJ Abp	1,184	54,059

		843,467

France — 9.2%
Accor S.A.	1,648	71,375
Aeroports de Paris	215	25,019
Air Liquide S.A.	2,701	303,234
Alcatel-Lucent	21,121	83,444
Alstom S.E.*	1,899	58,005
Arkema S.A.	594	41,579
AtoS S.A.	692	58,095
AXA S.A.	15,218	415,812
BNP Paribas S.A.	8,262	467,444
Bollore S.A.	31	143
Bollore S.A.	6,795	31,662
Bouygues S.A.	1,571	62,291
Bureau Veritas S.A.	1,772	35,319
Cap Gemini S.A.	1,210	112,271
Carrefour S.A.	4,319	124,645
Casino Guichard Perrachon S.A.	468	21,500
Christian Dior S.E.	408	69,304
CNP Assurances	1,617	21,812
Compagnie de Saint-Gobain	3,782	163,895
Compagnie Generale des Establissements Michelin, B Shares	1,486	141,442
Credit Agricole S.A.	8,537	100,602
Danone S.A.	4,621	312,259
Dassault Systemes S.A.	982	78,493
Edenred	1,708	32,287
Electricite de France S.A.	2,020	29,750
Essilor International S.A.	1,615	201,288
Eurazeo S.A.	343	23,657
Eutelsat Communications S.A.	1,342	40,180
Fonciere Des Regions	278	24,865

	Number of Shares	Value†

France — (continued)
GDF Suez	11,414	$202,180
Gecina S.A.	313	38,052
Groupe Eurotunnel S.E.	3,742	46,555
Hermes International	218	73,690
ICADE	313	21,009
Iliad S.A.	205	48,868
Imerys S.A.	213	14,878
Ingenico Group S.A.	430	54,275
JCDecaux S.A.	742	28,445
Kering	625	106,860
Klepierre	1,527	67,875
L’Oreal S.A.	1,971	331,534
Lagardere S.C.A.	948	28,290
Legrand S.A.	2,075	117,374
LVMH Moet Hennessy Louis Vuitton S.A.	2,217	348,227
Natixis	7,282	41,195
Numericable-SFR	671	24,376
Orange S.A.	15,576	260,521
Pernod Ricard S.A.	1,689	192,622
Peugeot S.A.	3,574	62,649
Publicis Groupe S.A.	1,450	96,419
Remy Cointreau S.A.	152	10,887
Renault S.A.	1,493	149,443
Rexel S.A.	1,960	26,099
Safran S.A.	2,358	162,002
Sanofi S.A.	9,249	788,220
Schneider Electric S.E.	4,325	245,678
SCOR S.E.	1,378	51,562
Societe BIC S.A.	246	40,481
Societe Generale S.A.	5,784	266,541
Sodexo	765	74,739
Suez Environment Co.	2,507	46,889
Technip S.A.	869	43,216
Thales S.A.	773	57,859
TOTAL S.A.	17,292	775,239
Unibail-Rodamco S.E.	776	197,052
Valeo S.A.	662	102,064
Veolia Environment S.A.	3,504	83,136
Vinci S.A.	3,851	246,830
Vivendi S.A.	8,958	192,392
Wendel S.A.	253	30,088
Zodiac Aerospace	1,724	41,049

		8,989,032

Germany — 8.4%
Adidas AG	1,710	165,972
Allianz S.E.	3,570	629,316
Axel Springer S.E.	327	18,185
BASF S.E.	7,181	547,038
Bayer AG	6,542	817,037
Bayerische Motoren Werke AG	2,574	271,176
Beiersdorf AG	792	71,986
Brenntag AG	1,140	59,403
Commerzbank AG	8,718	89,958
Continental AG	878	212,398
Daimler AG	7,547	630,585

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2015

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Germany — (continued)
Deutsche Annington Immobilien S.E.	3,477	$107,416
Deutsche Bank AG	10,968	266,356
Deutsche Boerse AG	1,516	133,259
Deutsche Lufthansa AG*	1,991	31,361
Deutsche Post AG	7,523	210,328
Deutsche Telekom AG	25,250	453,509
Deutsche Wohnen AG	2,580	71,342
E.ON S.E.	16,007	153,700
Evonik Industries AG	1,096	36,253
Fraport AG Frankfurt Airport Services Worldwide	272	17,346
Fresenius Medical Care AG & Co. KGaA	1,772	148,910
Fresenius S.E. & Co. KGaA	2,961	210,920
GEA Group AG	1,522	61,490
Hannover Rueck S.E.	474	54,126
HeidelbergCement AG	1,060	86,388
Henkel AG & Co. KGaA	823	78,723
Hugo Boss AG	567	46,783
Infineon Technologies AG	8,492	123,803
K+S AG	1,330	33,903
Kabel Deutschland Holding AG	172	21,253
LANXESS AG	691	31,798
Linde AG	1,444	208,599
MAN S.E.	297	29,846
Merck KGaA	1,016	98,370
Metro AG	1,566	49,889
Muenchener Ruckversicherungs AG	1,344	267,776
OSRAM Licht AG	667	27,867
ProSiebenSat.1 Media AG	1,773	89,451
RWE AG	3,801	47,921
SAP S.E.	7,703	611,261
Siemens AG	6,214	601,182
Symrise AG	897	59,380
Telefonica Deutschland Holding AG	4,698	24,781
ThyssenKrupp AG	2,865	56,794
TUI AG	4,191	74,831
United Internet AG	908	49,921
Volkswagen AG	247	37,956
Zalando SE	677	26,738

		8,254,584

Hong Kong — 3.0%
AIA Group Ltd.	94,200	562,853
ASM Pacific Technology Ltd.	1,700	13,273
Bank of East Asia Ltd.	7,861	29,160
BOC Hong Kong Holdings Ltd.	27,500	83,683
Cathay Pacific Airways Ltd.	10,000	17,207
Cheung Kong Infrastructure Holdings Ltd.	4,000	36,955
Cheung Kong Property Holdings Ltd.	21,170	136,948
CK Hutchison Holdings Ltd.	21,128	284,001
CLP Holdings Ltd.	15,500	131,378
First Pacific Co., Ltd.	15,750	10,433
Galaxy Entertainment Group Ltd.	18,000	56,400
Hang Lung Properties Ltd.	19,000	43,051
Hang Seng Bank Ltd.	6,300	119,406
Henderson Land Development Co., Ltd.	10,123	61,750

	Number of Shares	Value†

Hong Kong — (continued)
HK Electric Investments & HK Electric Investments Ltd.	20,777	$17,409
HKT Trust & HKT Ltd.	21,240	27,132
Hong Kong & China Gas Co., Ltd.	54,059	105,796
Hong Kong Exchanges & Clearing Ltd.	8,891	226,496
Hysan Development Co., Ltd.	6,140	25,086
Kerry Properties Ltd.	3,509	9,549
Li & Fung Ltd.	50,000	33,814
Link REIT	18,176	108,363
Melco Crown Entertainment Ltd.	746	12,533
MGM China Holdings Ltd.	8,400	10,440
MTR Corp., Ltd.	11,345	56,020
New World Development Co., Ltd.	48,841	47,959
Noble Group Ltd.	38,270	10,697
NWS Holdings Ltd.	12,952	19,334
PCCW Ltd.	33,068	19,330
Power Assets Holdings Ltd.	11,500	105,427
Shangri-La Asia Ltd.	6,666	6,491
Sino Land Co., Ltd.	21,063	30,684
SJM Holdings Ltd.	17,000	12,047
Sun Hung Kai Properties Ltd.	13,161	158,190
Swire Pacific Ltd., A Shares	5,000	55,851
Swire Properties Ltd.	9,336	26,844
Techtronic Industries Co.	11,000	44,531
The Wharf Holdings Ltd.	11,000	60,648
WH Group Ltd.	45,343	25,237
Wheelock & Co., Ltd.	7,000	29,373
Yue Yuen Industrial Holdings Ltd.	7,000	23,713

		2,895,492

Ireland — 0.9%
Anglo Irish Bank Corp. PLC~	3,146	0
Bank of Ireland	220,348	80,682
CRH PLC	6,433	185,522
Experian PLC	7,434	131,392
James Hardie Industries PLC	3,154	39,765
Kerry Group PLC, A Shares	1,174	97,137
Ryanair Holdings PLC	257	22,220
Shire PLC	4,642	318,478

		875,196

Israel — 0.7%
Azrieli Group	283	10,543
Bank Hapoalim BM	8,292	42,803
Bank Leumi Le-Israel BM	11,337	39,309
Bezeq The Israeli Telecommunication Corp., Ltd.	15,011	33,045
Check Point Software Technologies Ltd.	532	43,294
Delek Group Ltd.	36	7,209
Israel Chemicals Ltd.	3,410	13,842
Mizrahi Tefahot Bank Ltd.	783	9,352
Mobileye NV	637	26,932
NICE Systems Ltd.	400	22,984
Teva Pharmaceutical Industries Ltd.	7,175	468,104

		717,417

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2015

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Italy — 2.1%
Assicurazioni Generali SpA	9,446	$172,548
Atlantia SpA	3,091	81,783
Banca Monte Dei Paschi di Siena SPA	19,151	25,353
Banco Popolare SC*	3,001	41,355
Enel Green Power SpA	13,747	27,942
Enel SpA	54,931	230,344
Eni SpA	20,206	300,226
Exor SpA	848	38,488
Finmeccanica SpA	3,179	44,202
Intesa Sanpaolo SpA	98,312	326,496
Intesa Sanpaolo SpA, RSP	8,795	26,867
Luxottica Group SpA	1,314	85,627
Mediobanca SpA	4,539	43,511
Prysmian SpA	1,833	40,050
Saipem SpA*	2,015	16,287
Snam SpA	17,071	89,093
Telecom Italia SpA*	94,812	120,157
Telecom Italia SpA, RSP	52,300	53,677
Terna Rete Elettrica Nasionale SpA	11,628	59,802
UniCredit SpA	37,928	209,693
Unione Di Banche Italiane Rights~	7,359	0
Unione di Banche Italiane SCpA	7,359	49,169
Unipolsai SPA	8,602	21,885

		2,104,555

Japan — 22.8%
ABC-Mart, Inc.	200	10,948
Acom Co., Ltd.	3,200	15,069
Aeon Co., Ltd.	4,900	75,497
AEON Financial Service Co., Ltd.	700	15,637
Aeon Mall Co., Ltd.	710	12,178
Air Water, Inc.	1,000	16,083
Aisin Seiki Co., Ltd.	1,400	60,254
Ajinomoto Co., Inc.	4,000	94,703
Alfresa Holdings Corp.	1,600	31,600
Alps Electric Co., Ltd.	1,400	37,965
Amada Holdings Co., Ltd.	3,000	28,628
ANA Holdings, Ltd.	11,000	31,736
Aozora Bank Ltd.	10,000	34,898
Asahi Glass Co., Ltd.	7,000	40,102
Asahi Group Holdings Ltd.	3,200	100,174
Asahi Kasei Corp.	9,000	60,859
Asics Corp.	1,000	20,747
Astellas Pharma, Inc.	17,000	242,008
Bandai Namco Holdings, Inc.	1,100	23,240
Benesse Holdings, Inc.	700	20,159
Bridgestone Corp.	5,200	178,367
Brother Industries Ltd.	1,500	17,232
Calbee, Inc.	400	16,892
Canon, Inc.	8,300	251,075
Casio Computer Co., Ltd.	1,500	35,065
Central Japan Railway Co.	1,100	195,287
Chubu Electric Power Co., Inc.	5,100	69,838
Chugai Pharmaceutical Co., Ltd.	1,800	62,742
Citizen Holdings Co., Ltd.	1,400	10,062
Credit Saison Co., Ltd.	1,500	29,553

	Number of Shares	Value†

Japan — (continued)
Dai Nippon Printing Co., Ltd.	4,000	$39,555
Daicel Corp.	2,000	29,764
Daihatsu Motor Co., Ltd.	1,800	24,282
Daiichi Sankyo Co., Ltd.	5,300	109,390
Daikin Industries Ltd.	1,800	131,079
Daito Trust Construction Co., Ltd.	600	69,306
Daiwa House Industry Co., Ltd.	4,900	140,857
Daiwa Securities Group, Inc.	13,000	79,478
Denso Corp.	3,900	186,363
Dentsu, Inc.	1,800	98,482
Don Quijote Holdings Co., Ltd.	800	28,095
East Japan Railway Co.	2,600	244,831
Eisai Co., Ltd.	2,000	132,302
Electric Power Development Co., Ltd.	1,000	35,617
FamilyMart Co., Ltd.	500	23,267
FANUC Corp.	1,500	258,435
Fast Retailing Co., Ltd.	400	139,925
Fuji Electric Co., Ltd.	4,000	16,775
Fuji Heavy Industries Ltd.	4,500	185,383
FUJIFILM Holdings Corp.	3,700	154,410
Fujitsu Ltd.	15,000	74,867
Fukuoka Financial Group, Inc.	6,000	29,752
GungHo Online Entertainment, Inc.	3,000	8,150
Hakuhodo DY Holdings, Inc.	1,500	16,229
Hamamatsu Photonics K.K.	1,000	27,415
Hankyu Hanshin Holdings, Inc.	10,000	64,999
Hikari Tsushin, Inc.	200	13,620
Hino Motors Ltd.	2,000	23,115
Hirose Electric Co., Ltd.	210	25,425
Hisamitsu Pharmaceutical Co., Inc.	400	16,793
Hitachi Chemical Co., Ltd.	1,000	15,865
Hitachi Construction Machinery Co., Ltd.	1,000	15,552
Hitachi High-Technologies Corp.	500	13,522
Hitachi Ltd.	38,000	215,322
Hitachi Metals Ltd.	2,000	24,676
Hokuhoku Financial Group, Inc.	10,000	20,385
Hokuriku Electric Power Co.	1,200	17,734
Honda Motor Co., Ltd.	12,800	409,108
Hongkong Land Holdings Ltd.	5,000	34,914
Hoshizaki Electric Co. Ltd.	300	18,650
Hoya Corp.	3,300	134,946
Hulic Co., Ltd.	2,500	21,951
Idemitsu Kosan Co., Ltd.	400	6,387
IHI Corp.	12,000	33,126
Iida Group Holdings Co., Ltd.	1,000	18,534
Inpex Corp.	7,200	70,192
Isetan Mitsukoshi Holdings Ltd.	2,500	32,603
Isuzu Motors Ltd.	4,500	48,477
ITOCHU Corp.	12,900	152,587
Itochu Technology Solutions Corp.	600	11,955
J. Front Retailing Co., Ltd.	2,000	29,075
Japan Airlines Co., Ltd.	1,000	35,793
Japan Airport Terminal Co., Ltd.	300	13,281
Japan Exchange Group, Inc.	4,000	62,527
Japan Post Bank Co. Ltd.	3,000	43,679

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2015

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Japan — (continued)
Japan Post Holdings Co. Ltd.	3,000	$46,549
Japan Prime Realty Investment Corp.	5	17,075
Japan Real Estate Investment Corp.	10	48,527
Japan Retail Fund Investment Corp.	20	38,478
Japan Tobacco, Inc.	8,700	319,410
JFE Holdings, Inc.	3,700	58,099
JGC Corp.	2,000	30,612
JSR Corp.	1,100	17,143
JTEKT Corp.	1,500	24,552
JX Holdings, Inc.	17,690	74,246
Kajima Corp.	7,000	41,660
Kakaku.Com, Inc.	1,100	21,637
Kamigumi Co., Ltd.	2,000	17,220
Kaneka Corp.	2,000	20,789
Kansai Paint Co., Ltd.	2,000	30,316
Kao Corp.	3,900	200,416
Kawasaki Heavy Industries Ltd.	10,000	36,999
KDDI Corp.	13,800	358,389
Keihan Electric Railway Co., Ltd.	3,000	20,092
Keikyu Corp.	4,000	33,053
Keio Corp.	5,000	43,179
Keisei Electric Railway Co., Ltd.	2,000	25,517
Keyence Corp.	341	187,415
Kikkoman Corp.	1,000	34,647
Kintetsu Group Holdings Co., Ltd.	13,000	52,855
Kirin Holdings Co., Ltd.	6,800	92,325
Kobe Steel Ltd.	26,000	28,249
Koito Manufacturing Co., Ltd.	700	28,705
Komatsu Ltd.	7,300	119,446
Konami Corp.	600	14,283
Konica Minolta, Inc.	4,000	40,061
Kose Corp.	200	18,492
Kubota Corp.	9,000	139,038
Kuraray Co., Ltd.	2,400	29,071
Kurita Water Industries Ltd.	800	16,753
Kyocera Corp.	2,600	120,745
Kyowa Hakko Kirin Co., Ltd.	2,000	31,469
Kyushu Electric Power Co., Inc.	2,900	31,607
Kyushu Financial Group Inc.	3,000	21,141
Lawson, Inc.	500	40,585
LIXIL Group Corp.	2,300	51,082
M3, Inc.	1,800	37,322
Mabuchi Motor Co., Ltd.	400	21,678
Makita Corp.	1,000	57,627
Marubeni Corp.	13,000	66,834
Marui Group Co., Ltd.	1,500	24,409
Maruichi Steel Tube Ltd.	300	8,856
Mazda Motor Corp.	3,900	80,476
McDonald’s Holdings Co., Japan Ltd.	700	15,223
Medipal Holdings Corp.	800	13,635
MEIJI Holdings Co., Ltd.	1,000	82,600
Minebea Co., Ltd.	3,000	25,686
Miraca Holdings, Inc.	400	17,601
Mitsubishi Chemical Holdings Corp.	9,500	60,275
Mitsubishi Corp.	10,500	174,648

	Number of Shares	Value†

Japan — (continued)
Mitsubishi Electric Corp.	15,000	$157,453
Mitsubishi Estate Co., Ltd.	10,000	207,933
Mitsubishi Gas Chemical Co., Inc.	3,000	15,341
Mitsubishi Heavy Industries Ltd.	24,000	104,940
Mitsubishi Logistics Corp.	1,000	13,176
Mitsubishi Materials Corp.	7,000	22,048
Mitsubishi Motors Corp.	5,200	43,995
Mitsubishi Tanabe Pharma Corp.	1,900	32,734
Mitsubishi UFJ Financial Group, Inc.	99,900	618,805
Mitsubishi UFJ Lease & Finance Co., Ltd.	4,600	23,673
Mitsui & Co., Ltd.	13,800	163,972
Mitsui Chemicals, Inc.	5,000	22,175
Mitsui Fudosan Co., Ltd.	7,000	175,685
Mitsui OSK Lines Ltd.	10,000	25,223
Mixi, Inc.	200	7,481
Mizuho Financial Group, Inc.	186,580	373,160
MS&AD Insurance Group Holdings, Inc.	4,090	119,938
Murata Manufacturing Co., Ltd.	1,600	230,210
Nabtesco Corp.	700	14,221
Nagoya Railroad Co., Ltd.	7,000	29,135
NEC Corp.	21,000	66,539
Nexon Co. Ltd.	1,100	17,895
NGK Insulators Ltd.	2,000	45,080
NGK Spark Plug Co., Ltd.	1,400	36,860
NH Foods Ltd.	1,000	19,600
NHK Spring Co., Ltd.	1,200	12,032
Nidec Corp.	1,700	123,277
Nikon Corp.	2,900	38,841
Nintendo Co., Ltd.	800	110,008
Nippon Building Fund, Inc.	10	47,785
Nippon Electric Glass Co., Ltd.	2,000	10,080
Nippon Express Co., Ltd.	6,000	28,195
Nippon Paint Holdings Co., Ltd.	1,000	24,202
Nippon Prologis REIT, Inc.	10	18,089
Nippon Steel & Sumitomo Metal Corp.	5,917	117,052
Nippon Telegraph & Telephone Corp.	6,000	238,789
Nippon Yusen K.K.	13,000	31,508
Nissan Motor Co., Ltd.	19,400	203,132
Nisshin Seifun Group, Inc.	1,815	29,647
Nissin Foods Holdings Co., Ltd.	500	26,532
Nitori Holdings Co., Ltd.	600	50,389
Nitto Denko Corp.	1,200	87,607
NOK Corp.	1,000	23,361
Nomura Holdings, Inc.	28,500	158,747
Nomura Real Estate Holdings, Inc.	1,000	18,552
Nomura Real Estate Master Fund Inc.	28	34,803
Nomura Research Institute Ltd.	1,100	42,244
NSK Ltd.	4,000	43,464
NTT Data Corp.	1,000	48,346
NTT DOCOMO, Inc.	11,200	229,730
NTT Urban Development Corp.	1,000	9,608
Obayashi Corp.	5,000	46,136
Obic Co. Ltd.	500	26,467
Odakyu Electric Railway Co., Ltd.	5,000	53,834
Oji Holdings Corp.	6,000	24,114

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2015

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Japan — (continued)
Olympus Corp.	2,000	$78,737
Omron Corp.	1,600	53,355
Ono Pharmaceutical Co., Ltd.	600	106,987
Oracle Corp. Japan	200	9,312
Oriental Land Co., Ltd.	1,600	96,794
ORIX Corp.	10,600	148,702
Osaka Gas Co., Ltd.	16,000	57,791
Otsuka Corp.	300	14,737
Otsuka Holdings Co., Ltd.	3,000	106,587
Panasonic Corp.	17,500	177,406
Park24 Co., Ltd.	800	19,382
Rakuten, Inc.	7,300	84,080
Recruit Holdings Co., Ltd.	1,000	29,394
Resona Holdings, Inc.	17,800	86,441
Ricoh Co., Ltd.	5,000	51,484
Rinnai Corp.	300	26,581
Rohm Co., Ltd.	800	40,521
Ryohin Keikaku Co. Ltd.	200	40,502
Sankyo Co., Ltd.	400	14,931
Sanrio Co., Ltd.	300	7,048
Santen Pharmaceutical Co., Ltd.	3,000	49,390
SBI Holdings, Inc.	1,710	18,452
Secom Co., Ltd.	1,700	115,209
Sega Sammy Holdings, Inc.	1,200	11,224
Seibu Holdings, Inc.	1,000	20,422
Seiko Epson Corp.	2,200	33,878
Sekisui Chemical Co., Ltd.	3,000	39,169
Sekisui House Ltd.	4,600	77,343
Seven & I Holdings Co., Ltd.	6,000	274,707
Seven Bank Ltd.	5,300	23,243
Shikoku Electric Power Co., Inc.	1,300	20,308
Shimadzu Corp.	2,000	33,480
Shimamura Co., Ltd.	200	23,422
Shimano, Inc.	600	92,135
Shimizu Corp.	5,000	40,771
Shin-Etsu Chemical Co., Ltd.	3,200	173,971
Shinsei Bank Ltd.	14,000	25,764
Shionogi & Co., Ltd.	2,500	113,076
Shiseido Co., Ltd.	2,600	53,946
Showa Shell Sekiyu K.K.	1,000	8,160
SMC Corp.	400	103,894
SoftBank Corp.	7,500	378,528
Sohgo Security Services Co. Ltd.	500	23,449
Sompo Japan Nipponkoa Holdings, Inc.	2,825	92,758
Sony Corp.	9,900	243,310
Sony Financial Holdings, Inc.	1,200	21,465
Stanley Electric Co., Ltd.	1,300	28,519
Sumitomo Chemical Co., Ltd.	12,000	68,917
Sumitomo Corp.	9,400	95,836
Sumitomo Dainippon Pharma Co., Ltd.	1,400	16,494
Sumitomo Electric Industries Ltd.	5,900	83,313
Sumitomo Heavy Industries Ltd.	5,000	22,414
Sumitomo Metal Mining Co., Ltd.	4,000	48,556
Sumitomo Mitsui Financial Group, Inc.	10,000	377,410
Sumitomo Mitsui Trust Holdings, Inc.	25,430	96,312

	Number of Shares	Value†

Japan — (continued)
Sumitomo Realty & Development Co., Ltd.	3,000	$85,628
Sumitomo Rubber Industries Ltd.	1,200	15,604
Suntory Beverage & Food Ltd.	1,000	43,776
Suruga Bank Ltd.	1,600	32,974
Suzuken Co., Ltd.	440	16,721
Suzuki Motor Corp.	2,800	85,075
Sysmex Corp.	1,200	76,974
T&D Holdings, Inc.	4,300	56,732
Taiheiyo Cement Corp.	8,000	23,362
Taisei Corp.	8,000	52,696
Taisho Pharmaceutical Holdings Co., Ltd.	300	21,188
Taiyo Nippon Sanso Corp.	1,000	9,044
Takashimaya Co., Ltd.	2,000	18,011
Takeda Pharmaceutical Co., Ltd.	6,200	309,129
TDK Corp.	900	57,640
Teijin Ltd.	6,000	20,447
Terumo Corp.	2,200	68,186
The Bank of Kyoto Ltd.	3,000	27,821
The Bank of Yokohama Ltd.	10,000	61,296
The Chiba Bank Ltd.	5,000	35,481
The Chugoku Bank Ltd.	1,000	13,344
The Chugoku Electric Power Co., Inc.	2,100	27,727
The Dai-ichi Life Insurance Co., Ltd.	8,500	141,420
The Gunma Bank Ltd.	3,000	17,443
The Hachijuni Bank Ltd.	4,000	24,480
The Hiroshima Bank Ltd.	4,000	22,735
The Iyo Bank Ltd.	2,000	19,431
The Joyo Bank Ltd.	6,000	28,373
The Kansai Electric Power Co., Inc.	5,900	70,740
The Shizuoka Bank Ltd.	4,000	38,792
The Yokohama Rubber Co., Ltd.	1,000	15,358
THK Co., Ltd.	1,000	18,534
Tobu Railway Co., Ltd.	9,000	44,392
Toho Co., Ltd.	900	24,905
Toho Gas Co., Ltd.	3,000	19,375
Tohoku Electric Power Co., Inc.	3,100	38,754
Tokio Marine Holdings, Inc.	5,400	208,573
Tokyo Electric Power Co., Inc.	12,200	70,251
Tokyo Electron Ltd.	1,400	84,819
Tokyo Gas Co., Ltd.	17,000	79,879
Tokyo Tatemono Co., Ltd.	1,500	16,326
Tokyu Corp.	8,000	63,219
Tokyu Fudosan Holdings Corp.	4,000	25,071
TonenGeneral Sekiyu K.K.	2,000	16,884
Toppan Printing Co., Ltd.	4,000	36,853
Toray Industries, Inc.	11,000	102,218
Toshiba Corp.*	32,000	65,767
TOTO Ltd.	1,000	35,132
Toyo Seikan Group Holdings Ltd.	1,000	18,549
Toyo Suisan Kaisha Ltd.	600	20,912
Toyoda Gosei Co., Ltd.	400	9,087
Toyota Industries Corp.	1,200	64,168
Toyota Motor Corp.	21,400	1,317,791
Toyota Tsusho Corp.	1,800	42,107
Trend Micro, Inc.	800	32,462

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2015

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Japan — (continued)
Unicharm Corp.	3,000	$61,265
United Urban Investment Corp.	19	25,794
USS Co., Ltd.	1,500	22,539
West Japan Railway Co.	1,300	89,860
Yahoo Japan Corp.	10,400	42,275
Yakult Honsha Co., Ltd.	700	34,261
Yamada Denki Co., Ltd.	5,300	22,893
Yamaguchi Financial Group, Inc.	2,000	23,694
Yamaha Corp.	1,200	28,985
Yamaha Motor Co., Ltd.	1,900	42,589
Yamato Holdings Co., Ltd.	2,800	59,327
Yamazaki Baking Co., Ltd.	1,000	22,486
Yaskawa Electric Corp.	2,000	27,213
Yokogawa Electric Corp.	2,000	24,052

		22,340,946

Jersey — 0.0%
Randgold Resources Ltd.	741	45,651

Luxembourg — 0.2%
ArcelorMittal	8,260	34,851
Millicom International Cellular S.A.	489	28,059
RTL Group S.A.	294	24,483
SES S.A.	2,387	66,143
Tenaris S.A.	3,987	47,212

		200,748

Macau — 0.0%
Wynn Macau Ltd.	12,400	14,406

Netherlands — 4.4%
Aegon N.V.	13,628	77,073
AerCap Holdings N.V.	696	30,039
Airbus Group N.V.	4,687	315,846
Akzo Nobel N.V.	1,986	132,703
Altice N.V.*	694	10,115
Altice N.V.*	2,890	41,522
ASML Holding N.V.	2,705	240,345
CNH Industrial N.V.	7,320	50,134
Gemalto N.V.	668	40,082
Heineken Holdings N.V.	733	56,431
Heineken N.V.	1,880	160,209
ING Groep N.V.	30,914	418,270
Koninklijke Ahold N.V.	6,540	137,952
Koninklijke Boskalis Westminster N.V.	654	26,678
Koninklijke DSM N.V.	1,465	73,463
Koninklijke KPN N.V.	25,159	95,161
Koninklijke Philips N.V.	7,261	185,333
Koninklijke Vopak N.V.	584	25,150
NN Group N.V.	2,049	72,295
NXP Semiconductors N.V.	1,064	89,642
OCI N.V.	783	19,334
QIAGEN N.V.	1,994	54,046
Randstad Holding N.V.	923	57,477
Reed Elsevier N.V.	7,963	134,116
Royal Dutch Shell PLC, A Shares	30,659	694,405
Royal Dutch Shell PLC, B Shares	19,491	444,221

	Number of Shares	Value†

Netherlands — (continued)
TNT Express N.V.	3,470	$29,352
Unilever N.V.	12,913	562,804
Wolters Kluwer N.V.	2,160	72,541

		4,346,739

New Zealand — 0.2%
Auckland International Airport Ltd.	7,482	29,353
Contact Energy Ltd.	7,262	23,504
Fletcher Building Ltd.	4,795	24,030
Meridian Energy Ltd.	7,526	12,273
Mighty River Power Ltd.	4,163	7,899
Ryman Healthcare Ltd.	2,831	16,430
Spark New Zealand Ltd.	16,634	37,454

		150,943

Norway — 0.5%
DNB ASA	7,620	93,888
Gjensidige Forsikring ASA	1,418	22,695
Norsk Hydro ASA	10,203	37,926
Orkla ASA	6,430	50,726
Schibsted ASA	698	22,245
Schibsted ASA	593	19,496
Statoil ASA	8,879	123,833
Telenor ASA	6,070	101,178
Yara International ASA	1,246	53,588

		525,575

Portugal — 0.1%
Banco Comercial Portugues S.A.	240,809	12,762
Banco Espirito Santo S.A.~	27,017	0
EDP - Energias de Portugal S.A.	16,826	60,630
Galp Energia SGPS, S.A.	2,726	31,809
Jeronimo Martins SGPS, S.A.	2,107	27,417

		132,618

Singapore — 1.2%
Ascendas Real Estate Investment Trust Rights~	563	25
Ascendas Real Estate Investment Trust	15,000	24,040
CapitaLand Commercial Trust Ltd.	16,000	15,180
CapitaLand Ltd.	18,000	42,309
CapitaLand Mall Trust	21,700	29,444
City Developments Ltd.	3,000	16,139
ComfortDelGro Corp. Ltd.	14,000	29,978
DBS Group Holdings Ltd.	13,707	160,639
Genting Singapore PLC	54,000	29,137
Global Logistic Properties Ltd.	26,000	39,264
Golden Agri-Resources Ltd.	65,000	15,526
Hutchison Port Holdings Trust	35,100	18,548
Jardine Cycle & Carriage Ltd.	1,111	27,161
Keppel Corp. Ltd.	11,600	52,991
Oversea-Chinese Banking Corp. Ltd.	24,017	148,483
Sembcorp Industries Ltd.	9,000	19,291
SembCorp Marine Ltd.	7,000	8,613
Singapore Airlines Ltd.	4,000	31,518
Singapore Exchange Ltd.	6,000	32,450
Singapore Press Holdings Ltd.	10,000	27,718

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2015

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Singapore — (continued)
Singapore Technologies Engineering Ltd.	12,000	$25,367
Singapore Telecommunications Ltd.	63,000	162,431
StarHub Ltd.	5,000	13,012
Suntec Real Estate Investment Trust	16,000	17,425
United Overseas Bank Ltd.	10,609	146,264
UOL Group Ltd.	4,210	18,451
Wilmar International Ltd.	17,000	35,077

		1,186,481

South Africa — 0.1%
Mondi PLC	2,860	56,058

Spain — 3.1%
Abertis Infraestructuras S.A.	3,580	55,989
ACS Actividades de Construccion y Servicios S.A.	1,422	41,604
Aena S.A. ADR	575	65,843
Amadeus IT Holding S.A.	3,406	150,119
Banco Bilbao Vizcaya Argentaria S.A.	49,956	365,020
Banco de Sabadell S.A.	38,708	68,602
Banco Popular Espanol S.A.	13,620	44,877
Banco Santander S.A.	113,375	557,737
Bankia S.A.	36,141	42,058
Bankinter S.A.	4,820	34,180
CaixaBank	20,565	71,579
Distribuidora Internacional de Alimentacion S.A.	4,084	24,088
Enagas S.A.	1,740	49,082
Endesa S.A.	2,463	49,481
Ferrovial S.A.	3,554	80,368
Gas Natural SDG S.A.	2,914	59,423
Grifols S.A.	1,252	57,870
Iberdrola S.A.	43,078	305,380
Inditex S.A.	8,480	291,325
Mapfre S.A.	8,177	20,469
Red Electrica Corp. S.A.	908	75,845
Repsol S.A.	8,646	4,313
Repsol S.A.	8,648	95,209
Telefonica S.A.	35,820	397,387
Zardoya Otis S.A.	1,605	18,771

		3,026,619

Sweden — 2.8%
Alfa Laval AB	2,688	49,072
Assa Abloy AB	8,124	170,057
Atlas Copco AB, A Shares	3,255	74,834
Atlas Copco AB, B Shares	5,275	129,368
Boliden AB	1,883	31,548
Electrolux AB, B Shares	1,720	41,499
Getinge AB, B Shares	1,448	37,931
Hennes & Mauritz AB, B Shares	7,381	262,544
Hexagon AB, B Shares	2,081	76,982
Husqvarna AB, B Shares	2,834	18,703
ICA Gruppen AB	521	18,921
Industrivarden AB, C Shares	1,227	20,992
Investment AB Kinnevik, B Shares	1,832	56,428

	Number of Shares	Value†

Sweden — (continued)
Investor AB, B Shares	3,414	$125,465
Lundin Petroleum AB	1,488	21,471
Nordea Bank AB	24,214	265,670
Sandvik AB	8,213	71,593
Securitas AB, B Shares	1,984	30,337
Skandinaviska Enskilda Banken AB, A Shares	12,133	127,597
Skanska AB, B Shares	2,985	57,890
SKF AB, B Shares	3,338	53,913
Svenska Cellulosa AB SCA, B Shares	4,703	136,294
Svenska Handelsbanken AB	12,169	161,622
Swedbank AB, A Shares	7,333	161,499
Swedish Match AB	1,496	52,865
Tele2 AB, B Shares	2,927	29,189
Telefonaktiebolaget LM Ericsson, B Shares	23,658	228,094
TeliaSonera AB	21,208	105,317
Volvo AB, B Shares	11,928	110,603

		2,728,298

Switzerland — 9.6%
ABB Ltd.	17,471	311,816
Actelion Ltd.	835	116,018
Adecco S.A.	1,364	93,356
Aryzta AG	739	37,385
Baloise Holding AG	408	51,709
Barry Callebaut AG	17	18,466
Chocoladefabriken Lindt & Spruengli AG	1	74,501
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates	7	43,713
Cie Financiere Richemont S.A.	4,087	292,519
Coca-Cola HBC AG	1,371	29,196
Credit Suisse Group AG	14,424	310,721
Dufry AG	317	37,717
EMS-Chemie Holding AG	65	28,606
Galenica AG	31	48,501
Geberit AG	311	105,337
Givaudan S.A.	74	134,307
Glencore PLC	100,019	132,539
Holcim Ltd.	3,404	170,455
Julius Baer Group Ltd.	1,895	91,675
Kuehne + Nagel International AG	444	60,828
Lonza Group AG	459	74,649
Nestle S.A.	25,126	1,865,235
Novartis AG	17,834	1,534,068
Pargesa Holding S.A.	272	17,184
Partners Group Holding AG	138	49,629
Roche Holding AG	5,506	1,525,759
Schindler Holding AG	145	24,453
Schindler Holding AG, Participation Certificates	349	58,387
SGS S.A.	43	81,721
Sika AG	18	65,048
Sonova Holding AG	427	54,252
STMicroelectronics N.V.	4,919	32,932
Sulzer AG	62	5,828
Swiss Life Holding AG	272	73,263

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2015

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Switzerland — (continued)
Swiss Prime Site AG	430	$33,582
Swiss Re AG	2,781	271,610
Swisscom AG	202	101,082
Syngenta AG	723	282,984
The Swatch Group AG	253	87,858
The Swatch Group AG, Registered Shares	366	24,716
Transocean Ltd.	3,010	37,626
UBS Group AG	28,612	555,058
Wolseley PLC	2,086	113,297
Zurich Insurance Group AG	1,170	300,573

		9,460,159

United Kingdom — 17.3%
3i Group PLC	8,442	59,802
Aberdeen Asset Management PLC	7,687	32,756
Admiral Group PLC	1,518	37,093
Aggreko PLC	2,157	29,037
Amec Foster Wheeler PLC	2,494	15,744
Anglo American PLC	10,459	45,886
Antofagasta PLC	3,403	23,409
ARM Holdings PLC	11,309	172,373
Ashtead Group PLC	3,679	60,549
Associated British Foods PLC	2,872	141,324
AstraZeneca PLC	9,905	669,061
Auto Trader Group PLC	5,884	38,363
Aviva PLC	32,002	242,912
Babcock International Group PLC	1,759	26,324
BAE Systems PLC	25,041	184,366
Barclays PLC	131,262	422,505
Barratt Developments PLC	7,726	71,193
BG Group PLC	27,035	391,897
BHP Billiton PLC	16,770	187,017
BP PLC	144,592	751,403
British American Tobacco PLC	14,699	816,300
BT Group PLC	66,556	462,139
Bunzl PLC	2,435	67,558
Burberry Group PLC	3,582	63,022
Capita PLC	5,526	98,322
Carnival PLC	1,577	89,836
Centrica PLC	39,110	125,582
Cobham PLC	8,466	35,353
Compass Group PLC	13,243	229,479
Croda International PLC	1,214	54,394
Diageo PLC	19,654	536,710
Direct Line Insurance Group PLC	11,695	70,102
Dixons Carphone PLC	7,844	57,725
easyJet PLC	1,334	34,213
Fiat Chrysler Automobiles N.V.	7,378	102,465
Fresnillo PLC	1,200	12,477
G4S PLC	12,521	41,592
GKN PLC	13,828	62,750
GlaxoSmithKline PLC	38,526	778,070
Hammerson PLC	6,570	58,082
Hargreaves Lansdown PLC	1,892	42,004
HSBC Holdings PLC	153,319	1,210,340
ICAP PLC	4,325	32,464

	Number of Shares	Value†

United Kingdom — (continued)
IMI PLC	1,958	$24,846
Imperial Tobacco Group PLC	7,532	397,825
Inmarsat PLC	3,494	58,575
Intercontinental Hotels Group PLC	1,943	75,736
International Consolidated Airlines Group S.A. (London Main Market Exchange)	2,764	24,851
International Consolidated Airlines Group S.A. (Spanish Stock Exchange)	3,606	32,321
Intertek Group PLC	1,257	51,420
Intu Properties PLC	8,310	38,824
Investec PLC	4,543	32,033
ITV PLC	30,751	125,199
J. Sainsbury PLC	9,762	37,176
Johnson Matthey PLC	1,610	62,980
Kingfisher PLC	18,641	90,288
Land Securities Group PLC	6,374	110,494
Legal & General Group PLC	47,123	185,944
Lloyds Banking Group PLC	447,156	481,140
London Stock Exchange Group PLC	2,429	98,273
Marks & Spencer Group PLC	12,979	86,417
Meggitt PLC	5,739	31,687
Melrose Industries PLC	7,834	33,557
Merlin Entertainments PLC	5,527	37,059
National Grid PLC	29,921	412,661
Next PLC	1,131	121,437
Old Mutual PLC	38,468	101,197
Pearson PLC	6,696	72,387
Persimmon PLC	2,549	76,046
Petrofac Ltd.	1,906	22,357
Provident Financial PLC	1,152	57,120
Prudential PLC	20,038	451,449
Reckitt Benckiser Group PLC	5,052	467,446
Reed Elsevier PLC	9,156	161,475
Rexam PLC	5,992	53,446
Rio Tinto PLC	9,892	288,010
Rolls-Royce Holdings PLC~	1,401,345	2,066
Rolls-Royce Holdings PLC	15,117	128,048
Royal Bank of Scotland Group PLC	25,364	112,745
Royal Mail PLC	7,054	46,203
RSA Insurance Group PLC	7,501	47,079
SABMiller PLC	7,565	452,571
Schroders PLC	1,078	47,216
Segro PLC	6,438	40,743
Severn Trent PLC	1,743	55,718
Sky PLC	7,899	129,487
Smith & Nephew PLC	7,021	125,130
Smiths Group PLC	3,378	46,714
Sports Direct International PLC	2,156	18,322
SSE PLC	7,972	179,002
St James’s Place PLC	4,100	60,769
Standard Chartered PLC	24,957	207,073
Standard Life PLC	16,040	91,854
Tate & Lyle PLC	3,269	28,795
Taylor Wimpey PLC	25,341	75,754
Tesco PLC*	64,072	140,785

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2015

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
United Kingdom — (continued)
The British Land Co. PLC	7,994	$92,498
The Sage Group PLC	8,870	78,811
The Weir Group PLC	1,674	24,589
Travis Perkins PLC	2,061	59,791
Unilever PLC	10,072	432,012
United Utilities Group PLC	5,606	77,191
Vodafone Group PLC	210,003	680,995
W.M. Morrison Supermarkets PLC	17,966	39,146
Whitbread PLC	1,474	95,540
William Hill PLC	7,259	42,364
WPP PLC	10,017	230,410

		16,975,090

TOTAL COMMON STOCKS (Cost $81,643,894)		95,933,715

PREFERRED STOCKS — 0.5%
Germany — 0.5%
Bayerische Motoren Werke AG	477	39,908
Fuchs Petrolub S.E.	598	28,158
Henkel AG & Co. KGaA	1,395	155,686
Porsche Automobil Holding S.E.	1,203	64,743
Volkswagen AG	1,455	210,073

TOTAL PREFERRED STOCKS (Cost $395,757)		498,568

WARRANTS — 0.0%
Belgium — 0.0%
Anheuser-Busch InBev N.V. 02/27/13 0.000%, 12/31/49~ (Cost $0)	0	0

SHORT-TERM INVESTMENTS — 0.5%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $481,691)	481,691	481,691

TOTAL INVESTMENTS — 98.8% (Cost $82,521,342)		$96,913,974

Other Assets & Liabilities — 1.2%		1,195,229

TOTAL NET ASSETS — 100.0%		$98,109,203

†	See Security Valuation Note.
*	Non-income producing security.
~	Fair valued security. The total market value of fair valued securities at December 31, 2015 is $2,901.

ADR — American Depository Receipt.

PLC — Public Limited Company.

REIT — Real Estate Investment Trust.

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value		Value†
Advertising	0.5%		$469,985
Aerospace & Defense	0.9%		902,403
Agriculture	1.7%		1,637,003
Airlines	0.3%		257,442
Apparel	0.8%		811,458
Auto Manufacturers	3.9%		3,785,711
Auto Parts & Equipment	1.4%		1,312,509
Banks	13.6%		13,031,824
Beverages	2.7%		2,602,767
Biotechnology	0.4%		369,477
Building & Real Estate	0.2%		222,993
Building Materials	1.2%		1,193,560
Building-Maintenance Service	0.1%		47,113
Chemicals	3.7%		3,521,124
Commercial Services	1.6%		1,579,536
Computers	0.5%		446,443
Cosmetics & Personal Care	0.8%		719,147
Distribution & Wholesale	0.9%		870,256
Diversified	—%	+	24,040
Diversified Financial Services	2.0%		1,910,736
Diversified Operations	0.1%		136,426
Electric	2.7%		2,541,757
Electrical Components & Equipment	1.0%		1,000,996
Electronics	1.3%		1,268,980
Energy-Alternate Sources	0.2%		222,270
Engineering & Construction	1.2%		1,183,551
Entertainment	0.2%		233,276
Environmental Control	—%	+	16,753
Food	5.4%		5,186,901
Forest Products & Paper	0.4%		332,750
Gas	0.9%		889,255
Hand & Machine Tools	0.4%		395,794
Healthcare Products	1.1%		1,059,720
Healthcare Services	0.3%		284,454
Holding Companies	0.3%		326,844
Home Builders	0.3%		275,903
Home Furnishings	0.5%		462,215
Hotels & Resorts	0.2%		223,606
Household Products & Wares	0.6%		605,353
Industrial	0.1%		128,048
Insurance	6.1%		5,864,408
Internet	0.4%		372,549
Investment Companies	0.3%		285,446
Iron & Steel	0.4%		369,178
Leisure Time	0.4%		352,261
Lodging	0.3%		238,396
Machinery - Construction & Mining	0.4%		339,200
Machinery - Diversified	1.1%		1,055,269
Media	1.2%		1,172,990
Metal Fabricate/Hardware	0.3%		323,502
Mining	1.6%		1,489,370
Miscellaneous Manufacturing	1.1%		1,093,750
Mixed Industrial/Office	0.5%		496,300
Office & Business Equipment	0.4%		336,437
Oil & Gas	4.3%		4,162,291
Oil & Gas Services	0.1%		97,604
Packaging and Containers	0.2%		160,122

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2015

Developed International Index Fund

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value		Value†
Pharmaceuticals	9.2%		$8,790,393
Pipelines	0.1%		55,077
Real Estate	1.7%		1,634,063
Real Estate Investment Trusts	1.0%		918,334
Real Estate Management Services	0.1%		107,416
Retail	3.0%		2,845,682
Semiconductors	0.8%		797,708
Shipbuilding	—%	+	23,292
Software	1.1%		1,053,862
Storage & Warehousing	—%	+	13,176
Telecommunications	5.6%		5,388,082
Textiles	0.2%		151,736
Toys, Games & Hobbies	0.1%		140,296
Transportation	2.1%		1,970,596
Unknown	1.1%		1,021,814
Venture Capital	0.1%		59,802
Water	0.3%		262,934

	100.0%		$95,933,715

+	Rounded.

Summary of inputs used to value the Fund’s investments as of 12/31/2015 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2015	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Australia	$6,578,417	$—	$6,578,417	$—
Austria	168,069	—	168,069	—
Belgium	1,400,571	—	1,400,571	—
China	79,771	—	79,771	—
Denmark	1,836,813	—	1,836,813	—
Finland	843,467	—	843,467	—
France	8,989,032	143	8,988,889	—
Germany	8,254,584	—	8,254,584	—
Hong Kong	2,895,492	39,665	2,855,827	—
Ireland	875,196	22,220	852,976	—
Israel	717,417	70,226	647,191	—
Italy	2,104,555	—	2,104,555	—
Japan	22,340,946	146,172	22,194,774	—
Jersey	45,651	—	45,651	—
Luxembourg	200,748	—	200,748	—
Macau	14,406	—	14,406	—
Netherlands	4,346,739	1,100,755	3,245,984	—
New Zealand	150,943	—	150,943	—
Norway	525,575	22,245	503,330	—
Portugal	132,618	—	132,618	—
Singapore	1,186,481	—	1,186,481	—
South Africa	56,058	—	56,058	—
Spain	3,026,619	4,313	3,022,306	—
Sweden	2,728,298	—	2,728,298	—
Switzerland	9,460,159	74,501	9,385,658	—
United Kingdom	16,975,090	—	16,975,090	—
PREFERRED STOCKS
Germany	498,568	—	498,568	—
SHORT-TERM INVESTMENTS	481,691	481,691	—	—

TOTAL INVESTMENTS	$96,913,974	$1,961,931	$94,952,043	$—

It Is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period.

$986,639 was transferred from Level 1 into Level 2 at 12/31/15 as the Fund utilized third-party vendor modeling tools to reflect any significant market movements between the time at which the Fund valued its securities and the earlier closing of foreign markets. The Fund did not have any transfers in and transfers out of Level 3 fair value hierarchy during the reporting period.

Fair Value of Level 2 at 12/31/14 was $920,494 which was a result of valuing investments using third-party vendor modeling tools. An amount of $920,494 was transferred from Level 2 into Level 1 at 12/31/2015 as a result of using quoted prices in active market for such foreign securities.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2015

International Equity Fund

	Number of Shares	Value†
COMMON STOCKS — 98.4%
Australia — 4.9%
CSL Ltd.	127,280	$9,703,766
Ramsay Health Care Ltd.	146,942	7,225,447
Sonic Healthcare Ltd.	124,462	1,611,425

		18,540,638

Canada — 3.0%
Alimentation Couche Tard, Inc., Class B	166,796	7,342,303
Enbridge, Inc.	120,560	4,007,921

		11,350,224

Denmark — 4.0%
Coloplast A/S, B Shares	33,769	2,726,413
Novo Nordisk A/S, B Shares	208,582	12,076,524

		14,802,937

France — 7.1%
Air Liquide S.A.	41,368	4,644,270
Bureau Veritas S.A.	257,469	5,131,743
Essilor International S.A.	58,196	7,253,354
Hermes International	12,953	4,378,461
L’Oreal S.A.	30,830	5,185,783

		26,593,611

Germany — 4.6%
Bayer AG	63,848	7,974,044
SAP S.E.	117,341	9,311,431

		17,285,475

Hong Kong — 2.1%
Cheung Kong Infrastructure Holdings Ltd.	424,981	3,926,348
Link REIT	682,558	4,069,330

		7,995,678

India — 10.9%
HDFC Bank Ltd.~	963,918	19,503,107
HDFC Bank Ltd. ADR	14,591	898,806
Housing Development Finance Corp., Ltd.	843,178	16,037,112
ITC Ltd.	930,990	4,603,576

		41,042,601

Ireland — 3.1%
Accenture PLC, Class A	61,585	6,435,632
Paddy Power PLC	39,384	5,260,044

		11,695,676

Japan — 2.3%
Daito Trust Construction Co., Ltd.	41,700	4,816,788
Unicharm Corp.	192,600	3,933,214

		8,750,002

Netherlands — 4.1%
ABN AMRO Group N.V.*	74,215	1,667,109
Unilever N.V.	314,280	13,697,686

		15,364,795

South Africa — 1.6%
Naspers Ltd., N Shares	43,747	5,979,530

	Number of Shares	Value†

South Korea — 0.5%
Amorepacific Corp.	5,454	$1,913,957

Spain — 1.7%
Banco Bilbao Vizcaya Argentaria S.A.	5,167	37,754
Grifols S.A.	133,802	6,184,604

		6,222,358

Switzerland — 13.3%
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates	1,142	7,131,457
Nestle S.A.	242,071	17,970,202
Roche Holding AG	64,636	17,911,179
UBS Group AG	358,748	6,959,522

		49,972,360

United Kingdom — 23.0%
British American Tobacco PLC	435,456	24,182,771
Diageo PLC	214,038	5,844,933
Domino’s Pizza Group PLC	389,363	6,034,775
Imperial Tobacco Group PLC	177,430	9,371,467
Lloyds Banking Group PLC	4,223,400	4,544,384
Persimmon PLC*	230,129	6,865,558
Reckitt Benckiser Group PLC	178,122	16,481,075
SABMiller PLC	214,573	12,836,698

		86,161,661

United States — 12.2%
Alphabet, Inc.*	12,533	9,511,043
PayPal Holdings, Inc.*	242,425	8,775,785
Philip Morris International, Inc.	215,143	18,913,221
The Priceline Group, Inc.*	6,577	8,385,346

		45,585,395

TOTAL COMMON STOCKS (Cost $286,018,400)		369,256,898

SHORT-TERM INVESTMENTS — 2.0%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $7,337,935)	7,337,935	7,337,935

TOTAL INVESTMENTS — 100.4% (Cost $293,356,335)		$376,594,833

Other Assets & Liabilities — (0.4)%		(1,419,617)

TOTAL NET ASSETS — 100.0%		$375,175,216

†	See Security Valuation Note.
*	Non-income producing security.
144A @	Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “accredited investors”. Unless otherwise indicated, the security is considered liquid.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2015

International Equity Fund

~	Fair valued security. The total market value of fair valued securities at December 31, 2015 is $19,503,107.

ADR — American Depository Receipt.

PLC — Public Limited Company.

REIT — Real Estate Investment Trust.

Country Weightings as of 12/31/2015††
United Kingdom	23%
United States	14
Switzerland	13
India	11
France	7
Australia	5
Germany	5
Other	22

Total	100%

††% of total investments as of December 31, 2015

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Agriculture	15.4%	$57,071,035
Apparel	1.2%	4,378,461
Banks	9.1%	33,610,682
Beverages	5.1%	18,681,631
Biotechnology	2.6%	9,703,766
Building & Real Estate	1.9%	6,865,558
Chemicals	2.2%	7,974,044
Commercial Services	3.8%	13,907,528
Computers	1.7%	6,435,632
Cosmetics & Personal Care	3.0%	11,032,954
Diversified Financial Services	4.3%	16,037,112
Entertainment	1.4%	5,260,044
Food	10.5%	38,799,345
Gas	1.3%	4,644,270
Healthcare Products	2.7%	9,979,767
Healthcare Services	2.4%	8,836,872
Household Products & Wares	4.5%	16,481,075
Internet	4.8%	17,896,389
Investment Companies	1.1%	3,926,348
Media	1.6%	5,979,530
Oil & Gas Services	1.1%	4,007,921
Pharmaceuticals	9.8%	36,172,307
Real Estate	1.3%	4,816,788
Real Estate Investment Trusts	1.1%	4,069,330
Retail	3.6%	13,377,078
Software	2.5%	9,311,431

	100.0%	$369,256,898

Summary of inputs used to value the Fund’s investments as of 12/31/2015 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2015	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Australia	$18,540,638	$—	$18,540,638	$—
Canada	11,350,224	11,350,224	—	—
Denmark	14,802,937	—	14,802,937	—
France	26,593,611	—	26,593,611	—
Germany	17,285,475	—	17,285,475	—
Hong Kong	7,995,678	—	7,995,678	—
India	41,042,601	898,806	40,143,795	—
Ireland	11,695,676	6,435,632	5,260,044	—
Japan	8,750,002	—	8,750,002	—
Netherlands	15,364,795	15,364,795	—	—
South Africa	5,979,530	—	5,979,530	—
South Korea	1,913,957	—	1,913,957	—
Spain	6,222,358	—	6,222,358	—
Switzerland	49,972,360	—	49,972,360	—
United Kingdom	86,161,661	—	86,161,661	—
United States	45,585,395	45,585,395	—	—
SHORT-TERM INVESTMENTS	7,337,935	7,337,935	—	—

TOTAL INVESTMENTS	$376,594,833	$86,972,787	$289,622,046	$—

It Is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period.

$5,330,323 was transferred from Level 1 into Level 2 at 12/31/15 as the Fund utilized third-party vendor modeling tools to reflect any significant market movements between the time at which the Fund valued its securities and the earlier closing of foreign markets. The Fund did not have any transfers in and transfers out of Level 3 fair value hierarchy during the reporting period.

Fair Value of Level 2 at 12/31/14 was $16,041,755 which was a result of valuing investments using third-party vendor modeling tools. An amount of $16,041,755 was transferred from Level 2 into Level 1 at 12/31/2015 as a result of using quoted prices in active market for such foreign securities.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2015

Emerging Markets Equity Fund

	Number of Shares	Value†
COMMON STOCKS — 88.3%
Argentina — 0.7%
MercadoLibre, Inc.	9,248	$1,057,416

Austria — 2.2%
Erste Group Bank AG*	78,192	2,446,646
Vienna Insurance Group AG Wiener Versicherung Gruppe	29,784	814,677

		3,261,323

Brazil — 2.4%
BRF S.A.	154,959	2,169,916
Raia Drogasil S.A.	80,087	718,227
Ultrapar Participacoes S.A.	42,389	647,688

		3,535,831

Chile — 0.5%
S.A.C.I. Falabella	121,582	774,902

China — 12.1%
Alibaba Group Holding Ltd. ADR*	6,100	495,747
Bank of China Ltd., Class H	5,825,000	2,584,631
China Construction Bank Corp., Class H	4,000,930	2,729,227
China Machinery Engineering Corp.	408,000	297,695
China Pacific Insurance Group Co. Ltd., Class H	356,800	1,460,158
Chongqing Changan Automobile Co. Ltd., Class B	141,400	311,322
CRCC High-Tech Equipment Corp. Ltd.*	649,000	397,772
Huadian Power International Corp. Ltd., Class H	572,000	370,127
JD.Com, Inc. ADR*	27,922	900,903
NetEase.com, Inc. ADR	3,003	544,264
Shanghai Jin Jiang International Hotels Group Co. Ltd., Class H	476,000	199,828
Shenzhou International Group Holdings Ltd.	142,000	813,771
Sihuan Pharmaceutical Holdings Group Ltd.~	1,282,000	480,375
TAL Education Group ADR*	16,558	769,450
Tencent Holdings Ltd.	274,700	5,378,622
Tsingtao Brewery Co. Ltd., Class H	40,000	180,189

		17,914,081

Colombia — 0.2%
Grupo de Inversiones Suramericana S.A.	27,343	307,496

Czech Republic — 1.1%
Komercni Banka, A.S.	7,957	1,579,709

Egypt — 0.5%
Commercial International Bank Egypt SAE	140,908	685,460

Hong Kong — 5.6%
AIA Group Ltd.	259,600	1,551,132
China Mengniu Dairy Co. Ltd.	298,000	483,756
China Mobile Ltd.	294,500	3,314,923
China Overseas Land & Investment Ltd.	294,000	1,023,521
China Taiping Insurance Holdings Co. Ltd.*	199,800	613,288
China Unicom Hong Kong Ltd.	288,000	347,905
CSPC Pharmaceutical Group Ltd.	436,000	444,505
Shenzhen International Holdings Ltd.	307,000	564,911

		8,343,941

	Number of Shares	Value†

India — 9.6%
Ashok Leyland Ltd.	1,329,406	$1,758,783
Bharat Petroleum Corp. Ltd.	81,611	1,096,207
Glenmark Pharmaceuticals Ltd.	69,286	961,936
HDFC Bank Ltd.~	76,161	1,540,978
Idea Cellular Ltd.	185,253	400,871
IndusInd Bank Ltd.	117,956	1,721,627
Larsen & Toubro Ltd.	49,679	954,901
Marico Ltd.	332,122	1,133,645
Maruti Suzuki India Ltd.	21,149	1,472,843
Shree Cement Ltd.	7,589	1,315,190
Shriram Transport Finance Co. Ltd.	105,925	1,369,550
Sun Pharmaceutical Industries Ltd.	40,790	504,581

		14,231,112

Indonesia — 2.9%
AKR Corporindo Tbk PT	825,800	427,033
Jasa Marga Persero Tbk PT	204,600	76,970
Kalbe Farma Tbk PT	6,133,200	583,539
Link Net Tbk PT*	1,779,800	512,556
Matahari Department Store Tbk PT	1,029,900	1,303,786
Surya Citra Media Tbk PT	1,975,000	440,395
United Tractors Tbk PT	186,900	227,572
Xl Axiata Tbk PT*	2,602,100	684,890

		4,256,741

Japan — 0.6%
Nexon Co. Ltd.	55,200	897,979

Malaysia — 0.1%
Astro Malaysia Holdings Bhd	124,600	79,857

Mexico — 6.5%
Alfa S.A.B. de C.V.	626,822	1,241,314
Cemex S.A.B. de C.V. ADR	292,044	1,626,685
El Puerto de Liverpool S.A.B de C.V.	51,658	631,664
Fomento Economico Mexicano S.A.B. de C.V. ADR	32,848	3,033,513
Grupo Financiero Banorte S.A.B. de C.V., Series O	341,117	1,876,346
Grupo Financiero Inbursa S.A.B de C.V., Series O	247,747	448,646
Mexichem S.A.B. de C.V.	348,380	782,084

		9,640,252

Netherlands — 0.9%
Steinhoff International Holdings NV	248,881	1,263,475

Pakistan — 1.0%
Lucky Cement Ltd.	135,200	639,035
United Bank Ltd.	612,800	906,606

		1,545,641

Panama — 0.2%
Copa Holdings SA, Class A	6,138	296,220

Peru — 0.9%
Credicorp Ltd.	12,906	1,256,012

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2015

Emerging Markets Equity Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Philippines — 3.9%
BDO Unibank, Inc.	268,770	$597,434
DMCI Holdings, Inc.	2,122,650	620,682
International Container Terminal Services, Inc.	271,320	404,134
LT Group, Inc.	2,104,900	661,913
Metro Pacific Investments Corp.	8,575,100	946,001
Metropolitan Bank & Trust Co.	705,703	1,203,729
SM Investments Corp.	72,840	1,330,606

		5,764,499

Poland — 2.7%
Bank Pekao S.A.	22,845	834,363
CCC S.A.	20,953	737,604
Eurocash SA	48,392	596,359
LPP S.A.	346	488,936
PKP Cargo S.A.	36,861	638,262
Polski Koncern Naftowy Orlen S.A.	43,077	741,539

		4,037,063

Portugal — 0.7%
Jeronimo Martins SGPS, S.A.	81,225	1,056,936

Russia — 1.9%
Mail.Ru Group Ltd. GDR*	47,015	1,060,188
X5 Retail Group N.V. GDR*	39,527	749,037
Yandex NV, Class A*	60,698	954,172

		2,763,397

South Africa — 4.3%
Life Healthcare Group Holdings Ltd.	291,584	661,877
MTN Group Ltd.	110,478	951,697
Naspers Ltd., N Shares	19,048	2,603,563
Sasol Ltd.	34,500	931,424
Vodacom Group Ltd.	114,964	1,133,052

		6,281,613

South Korea — 10.2%
Amorepacific Corp.	3,913	1,373,178
Cosmax, Inc.	3,507	544,195
Coway Co. Ltd.	18,226	1,297,728
Hotel Shilla Co. Ltd.	12,471	816,591
Hyundai Development Co.	7,876	257,373
KB Financial Group, Inc.	30,304	853,779
Kia Motors Corp.	24,256	1,081,575
Korea Aerospace Industries Ltd.	8,502	561,240
LG Chem Ltd.	3,239	894,233
LIG Nex1 Co. Ltd.*	3,971	350,517
NAVER Corp.	1,824	1,017,134
Samsung Electronics Co. Ltd.	4,532	4,833,751
SK Holdings Co. Ltd.	4,493	915,427
SK Telecom Co. Ltd.	1,714	313,693

		15,110,414

Spain — 0.2%
Cemex Latam Holdings S.A.*	100,545	325,595

Switzerland — 0.7%
DKSH Holding AG*	15,553	978,199

	Number of Shares	Value†

Taiwan — 9.8%
Advanced Semiconductor Engineering, Inc.	995,000	$1,142,978
Advanced Semiconductor Engineering, Inc. ADR	9,768	55,385
Catcher Technology Co. Ltd.	129,000	1,075,398
Chailease Holding Co. Ltd.	446,540	768,516
Delta Electronics, Inc.	180,242	847,783
Eclat Textile Co. Ltd.	69,644	956,994
Formosa Plastics Corp.	160,000	373,508
Fubon Financial Holding Co. Ltd.	648,310	881,850
Hermes Microvision, Inc.	6,012	216,238
Hon Hai Precision Industry Co. Ltd.	709,400	1,736,113
PChome Online, Inc.	36,000	357,874
Pegatron Corp.	384,000	835,188
Taiwan Mobile Co. Ltd.	172,000	522,342
Taiwan Semiconductor Manufacturing Co. Ltd.	815,769	3,519,424
Uni-President Enterprises Corp.	754,962	1,258,473

		14,548,064

Thailand — 2.0%
Advanced Info Service PCL	4,000	16,840
Advanced Info Service PCL NVDR	174,100	732,500
BTS Rail Mass Transit Growth Infrastructure Fund	2,627,200	744,684
Land and Houses PCL NVDR	1,992,800	520,829
Minor International PCL NVDR	738,170	739,316
Total Access Communication PCL NVDR	241,300	201,600

		2,955,769

Turkey — 0.9%
Arcelik A.S.	141,624	677,977
Ulker Biskuvi Sanayi A.S.	110,667	667,927

		1,345,904

United Kingdom — 0.9%
Mondi PLC	70,129	1,392,546

United States — 2.1%
Samsonite International S.A.	728,100	2,182,100
Yum! Brands, Inc.	12,290	897,784

		3,079,884

TOTAL COMMON STOCKS (Cost $122,009,296)		130,567,331

PREFERRED STOCKS — 3.4%
Brazil — 1.8%
Banco Bradesco S.A.	177,705	866,010
Itau Unibanco Holding S.A.	198,534	1,321,302
Telefonica Brasil S.A.	50,700	458,142

		2,645,454

Colombia — 0.2%
Grupo de Inversiones Suramericana S.A.	31,247	341,557

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2015

Emerging Markets Equity Fund

	Number of Shares	Value†
PREFERRED STOCKS — (continued)
South Korea — 1.4%
Samsung Electronics Co. Ltd.	2,229	$2,060,461

TOTAL PREFERRED STOCKS (Cost $7,760,677)		5,047,472

RIGHTS — 0.0%
Brazil — 0.0%
Banco Bradesco SA 02/05/16*~ (Cost $0)	5,821	3,046

SHORT-TERM INVESTMENTS — 1.6%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $2,354,654)	2,354,654	2,354,654

TOTAL INVESTMENTS — 93.3% (Cost $132,124,627)		$137,972,503

Other Assets & Liabilities — 6.7%		9,846,736

TOTAL NET ASSETS — 100.0%		$147,819,239

†	See Security Valuation Note.
*	Non-income producing security.
~	Fair valued security. The total market value of fair valued securities at December 31, 2015 is $2,024,399.
ADR	— American Depository Receipt.
GDR	— Global Depository Receipt.
NVDR	— Non Voting Depository Receipt.
PCL	— Public Company Limited.
PLC	— Public Limited Company.

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Advertising	0.7%	$978,199
Aerospace & Defense	0.7%	911,757
Airlines	0.2%	296,220
Apparel	1.7%	2,259,701
Auto Manufacturers	3.5%	4,624,523
Banks	15.6%	20,411,414
Beverages	3.0%	3,875,615
Building Materials	3.0%	3,906,505
Chemicals	2.1%	2,697,513
Commercial Services	1.4%	1,815,465
Computers	0.7%	915,427
Cosmetics & Personal Care	1.5%	1,917,373
Distribution & Wholesale	0.3%	427,033
Diversified Financial Services	3.0%	3,873,695
Electric	0.3%	370,127
Electrical Components & Equipment	1.5%	1,899,209
Electronics	1.3%	1,736,113
Engineering & Construction	1.9%	2,528,423
Food	5.3%	6,982,404
Forest Products & Paper	1.1%	1,392,546
Healthcare Services	0.5%	661,877
Holding Companies	1.0%	1,241,314
Home Builders	0.4%	520,829
Home Furnishings	2.5%	3,239,180
Hotels & Resorts	0.6%	816,591
Household Products & Wares	2.5%	3,315,745
Insurance	3.4%	4,439,255
Internet	9.0%	11,734,612
Investment Companies	0.2%	307,496
Lodging	0.2%	199,828
Machinery — Construction & Mining	0.2%	227,572
Media	2.4%	3,123,815
Metal Fabricate/Hardware	0.8%	1,075,398
Oil & Gas	2.1%	2,769,170
Pharmaceuticals	2.3%	2,974,936
Real Estate	0.8%	1,023,521
Retail	5.5%	7,133,889
Semiconductors	7.3%	9,551,538
Software	1.1%	1,442,243
Telecommunications	6.6%	8,620,313
Transportation	1.1%	1,382,946
Water	0.7%	946,001

	100.0%	$130,567,331

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2015

Emerging Markets Equity Fund

Summary of inputs used to value the Fund’s investments as of 12/31/2015 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2015	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Signi ficant Unobs ervable Input
COMMON STOCKS
Argentina	$1,057,416	$1,057,416	$—	$—
Austria	3,261,323	—	3,261,323	—
Brazil	3,535,831	3,535,831	—	—
Chile	774,902	774,902	—	—
China	17,914,081	3,108,136	14,805,945	—
Colombia	307,496	307,496	—	—
Czech Republic	1,579,709	—	1,579,709	—
Egypt	685,460	685,460	—	—
Hong Kong	8,343,941	—	8,343,941	—
India	14,231,112	—	14,231,112	—
Indonesia	4,256,741	—	4,256,741	—
Japan	897,979	—	897,979	—
Malaysia	79,857	—	79,857	—
Mexico	9,640,252	9,640,252	—	—
Netherlands	1,263,475	1,263,475	—	—
Pakistan	1,545,641	1,545,641	—	—
Panama	296,220	296,220	—	—
Peru	1,256,012	1,256,012	—	—
Philippines	5,764,499	—	5,764,499	—
Poland	4,037,063	—	4,037,063	—
Portugal	1,056,936	—	1,056,936	—
Russia	2,763,397	1,703,209	1,060,188	—
South Africa	6,281,613	—	6,281,613	—
South Korea	15,110,414	350,517	14,759,897	—
Spain	325,595	325,595	—	—
Switzerland	978,199	—	978,199	—
Taiwan	14,548,064	55,385	14,492,679	—
Thailand	2,955,769	—	2,955,769	—
Turkey	1,345,904	—	1,345,904	—
United Kingdom	1,392,546	—	1,392,546	—
United States	3,079,884	897,784	2,182,100	—
PREFERRED STOCKS	5,047,472	2,987,011	2,060,461	—
RIGHTS	3,046	—	3,046	—
SHORT-TERM INVESTMENTS	2,354,654	2,354,654	—	—

TOTAL INVESTMENTS	$137,972,503	$32,144,996	$105,827,507	$—

It Is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period.

$3,832,735 was transferred from Level 1 into Level 2 at 12/31/15 as the Fund utilized third-party vendor modeling tools to reflect any significant market movements between the time at which the Fund valued its securities and the earlier closing of foreign markets. The Fund did not have any transfers in and transfers out of Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2015

Real Estate Securities Fund

	Number of Shares	Value†
COMMON STOCKS — 2.1%
Healthcare Services — 0.5%
Brookdale Senior Living, Inc.*	36,375	$671,483

Hotels & Resorts — 0.9%
La Quinta Holdings Inc*	89,645	1,220,068

Lodging — 0.7%
Extended Stay America, Inc.	60,710	965,289

TOTAL COMMON STOCKS (Cost $3,705,249)		2,856,840

REAL ESTATE INVESTMENT TRUSTS — 96.7%
Apartments — 18.6%
Apartment Investment & Management Co., Class A	119,501	4,783,625
Education Realty Trust, Inc.	44,082	1,669,826
Equity Residential	76,778	6,264,317
Essex Property Trust, Inc.	21,706	5,196,633
UDR, Inc.	206,645	7,763,653

		25,678,054

Building & Real Estate — 3.6%
National Retail Properties, Inc.	54,828	2,195,861
Spirit Realty Capital, Inc.	273,035	2,735,811

		4,931,672

Diversified — 11.4%
American Assets Trust, Inc.	4	153
Duke Realty Corp.	95,373	2,004,741
Equinix, Inc.	12,776	3,863,462
Retail Properties of America, Inc. Class A	133,147	1,966,581
Vornado Realty Trust	78,083	7,805,177

		15,640,114

Healthcare — 9.2%
HCP, Inc.	112,845	4,315,193
Healthcare Trust of America, Inc.	69,472	1,873,660
Omega Healthcare Investors, Inc.	123,403	4,316,637
Welltower, Inc.	32,533	2,213,220

		12,718,710

Hotels & Resorts — 4.0%
DiamondRock Hospitality Co.	87,555	844,906
Host Hotels & Resorts, Inc.	213,779	3,279,370
Sunstone Hotel Investors, Inc.	115,388	1,441,196

		5,565,472

Industrial — 3.0%
Prologis, Inc.	48,238	2,070,375
QTS Realty Trust, Inc.	45,694	2,061,256

		4,131,631

Manufactured Homes — 1.4%
Sun Communities, Inc.	29,015	1,988,398

Office Property — 9.5%
Douglas Emmett, Inc.	69,879	2,178,827
Empire State Realty Trust, Inc.	46,105	833,118
Kilroy Realty Corp.	62,304	3,942,597
SL Green Realty Corp.	53,861	6,085,216

		13,039,758

	Number of Shares	Value†

Regional Malls — 17.6%
General Growth Properties, Inc.	133,353	$3,628,535
Pennsylvania Real Estate Investment Trust	79,838	1,746,057
Simon Property Group, Inc.	73,639	14,318,367
The Macerich Co.	55,703	4,494,675

		24,187,634

Storage & Warehousing — 10.4%
CubeSmart	214,922	6,580,912
Public Storage	31,004	7,679,691

		14,260,603

Strip Centers — 8.0%
Brixmor Property Group, Inc.	108,627	2,804,749
DDR Corp.	314,364	5,293,890
Regency Centers Corp.	42,479	2,893,669

		10,992,308

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $116,870,143)		133,134,354

SHORT-TERM INVESTMENTS — 2.1%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $2,865,012)	2,865,012	2,865,012

TOTAL INVESTMENTS — 100.9% (Cost $123,440,404)		$138,856,206

Other Assets & Liabilities — (0.9)%		(1,212,252)

TOTAL NET ASSETS — 100.0%		$137,643,954

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 12/31/2015 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2015	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$2,856,840	$2,856,840	$—	$—
REAL ESTATE INVESTMENT TRUSTS	133,134,354	133,134,354	—	—
SHORT-TERM INVESTMENTS	2,865,012	2,865,012	—	—

TOTAL INVESTMENTS	$138,856,206	$138,856,206	$—	$—

It Is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2015

Aggressive Allocation Fund

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 66.7%
Penn Series Flexibly Managed Fund*	57,843	$2,432,289
Penn Series Index 500 Fund*	188,374	3,040,361
Penn Series Large Cap Growth Fund*	92,906	1,216,144
Penn Series Large Cap Value Fund*	273,783	6,080,722
Penn Series Large Core Value Fund*	329,355	4,864,577
Penn Series Large Growth Stock Fund*	80,888	2,432,289
Penn Series Mid Cap Growth Fund*	86,744	1,216,144
Penn Series Mid Cap Value Fund*	188,452	3,648,433
Penn Series Mid Core Value Fund*	207,651	3,648,433
Penn Series Real Estate Securities Fund*	128,353	2,432,289
Penn Series Small Cap Growth Fund*	63,806	1,824,217
Penn Series Small Cap Index Fund*	36,433	608,072
Penn Series Small Cap Value Fund*	91,784	2,432,289
Penn Series SMID Cap Growth Fund*	93,742	1,824,217
Penn Series SMID Cap Value Fund*	154,177	3,040,361

TOTAL AFFILIATED EQUITY FUNDS (Cost $27,222,546)		40,740,837

AFFILIATED FIXED INCOME FUNDS — 2.0%
Penn Series Quality Bond Fund* (Cost $1,128,335)	90,420	1,216,144

AFFILIATED INTERNATIONAL EQUITY FUNDS — 30.8%
Penn Series Developed International Index Fund*	427,467	4,864,577
Penn Series Emerging Markets Equity Fund*	566,527	5,472,650
Penn Series International Equity Fund*	351,342	8,513,011

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $15,932,577)		18,850,238

SHORT-TERM INVESTMENTS — 0.7%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $414,104)	414,104	414,104

TOTAL INVESTMENTS — 100.2% (Cost $44,697,562)		$61,221,323

Other Assets & Liabilities — (0.2)%		(102,250)

TOTAL NET ASSETS — 100.0%		$61,119,073

*	Non-income producing security.
†	See Security Valuation Note.

Summary of inputs used to value the Fund’s investments as of 12/31/2015 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2015	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$40,740,837	$40,740,837	$—	$—
AFFILIATED FIXED INCOME FUNDS	1,216,144	1,216,144	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	18,850,238	18,850,238	—	—
SHORT-TERM INVESTMENTS	414,104	414,104	—	—

TOTAL INVESTMENTS	$61,221,323	$61,221,323	$—	$—

It Is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2015

Moderately Aggressive Allocation Fund

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 58.8%
Penn Series Flexibly Managed Fund*	339,363	$14,270,215
Penn Series Index 500 Fund*	589,435	9,513,476
Penn Series Large Cap Growth Fund*	363,387	4,756,738
Penn Series Large Cap Value Fund*	856,684	19,026,953
Penn Series Large Core Value Fund*	1,288,216	19,026,953
Penn Series Large Growth Stock Fund*	237,283	7,135,107
Penn Series Mid Cap Growth Fund*	339,282	4,756,738
Penn Series Mid Cap Value Fund*	614,248	11,891,846
Penn Series Mid Core Value Fund*	676,827	11,891,845
Penn Series Real Estate Securities Fund*	376,523	7,135,107
Penn Series Small Cap Growth Fund*	166,378	4,756,738
Penn Series Small Cap Index Fund*	285,005	4,756,738
Penn Series Small Cap Value Fund*	269,249	7,135,107
Penn Series SMID Cap Growth Fund*	244,437	4,756,738
Penn Series SMID Cap Value Fund*	482,428	9,513,476

TOTAL AFFILIATED EQUITY FUNDS (Cost $88,996,573)		140,323,775

AFFILIATED FIXED INCOME FUNDS — 15.9%
Penn Series High Yield Bond Fund*	672,489	7,135,107
Penn Series Limited Maturity Bond Fund*	615,626	7,135,107
Penn Series Quality Bond Fund*	1,768,304	23,783,691

TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $34,806,337)		38,053,905

AFFILIATED INTERNATIONAL EQUITY FUNDS — 24.9%
Penn Series Developed International Index Fund*	1,462,969	16,648,584
Penn Series Emerging Markets Equity Fund*	1,477,248	14,270,214
Penn Series International Equity Fund*	1,177,896	28,540,429

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $47,467,443)		59,459,227

SHORT-TERM INVESTMENTS — 0.5%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $1,219,518)	1,219,518	1,219,518

TOTAL INVESTMENTS — 100.1% (Cost $172,489,871)		$239,056,425

Other Assets & Liabilities — (0.1)%		(148,590)

TOTAL NET ASSETS — 100.0%		$238,907,835

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 12/31/2015 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2015	Level 1 Quoted Price	Level 2 Signi ficant Obser vable Input	Level 3 Signi ficant Unobse rvable Input
AFFILIATED EQUITY FUNDS	$140,323,775	$140,323,775	$—	$—
AFFILIATED FIXED INCOME FUNDS	38,053,905	38,053,905	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	59,459,227	59,459,227	—	—
SHORT-TERM INVESTMENTS	1,219,518	1,219,518	—	—

TOTAL INVESTMENTS	$239,056,425	$239,056,425	$—	$—

It Is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2015

Moderate Allocation Fund

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 45.8%
Penn Series Flexibly Managed Fund*	567,262	$23,853,363
Penn Series Index 500 Fund*	633,387	10,222,870
Penn Series Large Cap Growth Fund*	260,323	3,407,623
Penn Series Large Cap Value Fund*	920,565	20,445,739
Penn Series Large Core Value Fund*	1,384,275	20,445,739
Penn Series Large Growth Stock Fund*	226,646	6,815,247
Penn Series Mid Cap Growth Fund*	486,109	6,815,246
Penn Series Mid Cap Value Fund*	528,041	10,222,870
Penn Series Mid Core Value Fund*	969,728	17,038,116
Penn Series Real Estate Securities Fund*	359,644	6,815,247
Penn Series Small Cap Growth Fund*	119,189	3,407,623
Penn Series Small Cap Index Fund*	408,343	6,815,246
Penn Series Small Cap Value Fund*	385,769	10,222,870
Penn Series SMID Cap Growth Fund*	175,109	3,407,623
Penn Series SMID Cap Value Fund*	345,601	6,815,246

TOTAL AFFILIATED EQUITY FUNDS (Cost $99,084,913)		156,750,668

AFFILIATED FIXED INCOME FUNDS — 34.9%
Penn Series High Yield Bond Fund*	1,284,684	13,630,493
Penn Series Limited Maturity Bond Fund*	1,764,085	20,445,739
Penn Series Quality Bond Fund*	6,333,872	85,190,580

TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $106,694,118)		119,266,812

AFFILIATED INTERNATIONAL EQUITY FUNDS — 17.9%
Penn Series Developed International Index Fund*	1,497,198	17,038,116
Penn Series Emerging Markets Equity Fund*	1,411,024	13,630,493
Penn Series International Equity Fund*	1,265,729	30,668,609

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $46,427,517)		61,337,218

AFFILIATED MONEY MARKET FUND — 1.0%
Penn Series Money Market Fund (Cost $3,407,652)	3,407,652	3,407,652

SHORT-TERM INVESTMENTS — 0.3%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $1,158,550)	1,158,550	1,158,550

TOTAL INVESTMENTS — 99.9% (Cost $256,772,750)		$341,920,900

Other Assets & Liabilities — 0.1%		230,804

TOTAL NET ASSETS — 100.0%		$342,151,704

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 12/31/2015 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2015	Level 1 Quoted Price	Level 2 Signi ficant Obse rvable Input	Level 3 Sign ificant Unobs ervable Input
AFFILIATED EQUITY FUNDS	$156,750,668	$156,750,668	$—	$—
AFFILIATED FIXED INCOME FUNDS	119,266,812	119,266,812	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	61,337,218	61,337,218	—	—
AFFILIATED MONEY MARKET FUNDS	3,407,652	3,407,652	—	—
SHORT-TERM INVESTMENTS	1,158,550	1,158,550	—	—

TOTAL INVESTMENTS	$341,920,900	$341,920,900	$—	$—

It Is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2015

Moderately Conservative Allocation Fund

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 32.7%
Penn Series Flexibly Managed Fund*	192,815	$8,107,870
Penn Series Index 500 Fund*	125,587	2,026,967
Penn Series Large Cap Growth Fund*	77,424	1,013,484
Penn Series Large Cap Value Fund*	228,159	5,067,419
Penn Series Large Core Value Fund*	343,089	5,067,419
Penn Series Large Growth Stock Fund*	33,704	1,013,484
Penn Series Mid Cap Value Fund*	104,699	2,026,967
Penn Series Mid Core Value Fund*	173,048	3,040,451
Penn Series Real Estate Securities Fund*	106,964	2,026,967
Penn Series Small Cap Index Fund*	60,724	1,013,484
Penn Series Small Cap Value Fund*	76,489	2,026,967
Penn Series SMID Cap Value Fund*	51,394	1,013,481

TOTAL AFFILIATED EQUITY FUNDS (Cost $21,305,841)		33,444,960

AFFILIATED FIXED INCOME FUNDS — 54.6%
Penn Series High Yield Bond Fund*	573,129	6,080,903
Penn Series Limited Maturity Bond Fund*	1,311,670	15,202,256
Penn Series Quality Bond Fund*	2,561,966	34,458,447

TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $48,770,752)		55,741,606

AFFILIATED INTERNATIONAL EQUITY FUNDS — 10.9%
Penn Series Developed International Index Fund*	267,175	3,040,451
Penn Series Emerging Markets Equity Fund*	209,831	2,026,968
Penn Series International Equity Fund*	250,966	6,080,902

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $8,345,577)		11,148,321

AFFILIATED MONEY MARKET FUND — 1.0%
Penn Series Money Market Fund (Cost $1,013,492)	1,013,492	1,013,492

SHORT-TERM INVESTMENTS — 0.9%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $878,416)	878,416	878,416

TOTAL INVESTMENTS — 100.1% (Cost $80,314,078)		$102,226,795

Other Assets & Liabilities — (0.1)%		(126,258)

TOTAL NET ASSETS — 100.0%		$102,100,537

†	See Security Valuation Note.
*	Non-income producing security.
Summary of inputs used to value the Fund’s investments as of 12/31/2015 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2015	Level 1 Quoted Price	Level 2 Signi ficant Obser vable Input	Level 3 Signi ficant Unobse rvable Input
AFFILIATED EQUITY FUNDS	$33,444,960	$33,444,960	$—	$—
AFFILIATED FIXED INCOME FUNDS	55,741,606	55,741,606	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	11,148,321	11,148,321	—	—
AFFILIATED MONEY MARKET FUNDS	1,013,492	1,013,492	—	—
SHORT-TERM INVESTMENTS	878,416	878,416	—	—

TOTAL INVESTMENTS	$102,226,795	$102,226,795	$—	$—

It Is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2015

Conservative Allocation Fund

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 17.7%
Penn Series Flexibly Managed Fund*	114,689	$4,822,674
Penn Series Index 500 Fund*	37,350	602,834
Penn Series Large Cap Value Fund*	81,427	1,808,503
Penn Series Large Core Value Fund*	163,259	2,411,337
Penn Series Mid Core Value Fund*	68,621	1,205,669

TOTAL AFFILIATED EQUITY FUNDS (Cost $7,556,460)		10,851,017

AFFILIATED FIXED INCOME FUNDS — 70.9%
Penn Series High Yield Bond Fund*	397,723	4,219,840
Penn Series Limited Maturity Bond Fund*	1,092,280	12,659,521
Penn Series Quality Bond Fund*	1,972,097	26,524,710

TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $37,364,225)		43,404,071

AFFILIATED INTERNATIONAL EQUITY FUNDS — 4.9%
Penn Series Developed International Index Fund*	105,946	1,205,669
Penn Series International Equity Fund*	74,639	1,808,503

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $2,339,354)		3,014,172

AFFILIATED MONEY MARKET FUND — 4.9%
Penn Series Money Market Fund (Cost $3,014,197)	3,014,197	3,014,197

SHORT-TERM INVESTMENTS — 1.5%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $919,825)	919,825	919,825

TOTAL INVESTMENTS — 99.9% (Cost $51,194,061)		$61,203,282

Other Assets & Liabilities — 0.1%		13,286

TOTAL NET ASSETS — 100.0%		$61,216,568

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 12/31/2015 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2015	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$10,851,017	$10,851,017	$—	$—
AFFILIATED FIXED INCOME FUNDS	43,404,071	43,404,071	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	3,014,172	3,014,172	—	—
AFFILIATED MONEY MARKET FUNDS	3,014,197	3,014,197	—	—
SHORT-TERM INVESTMENTS	919,825	919,825	—	—

TOTAL INVESTMENTS	$61,203,282	$61,203,282	$—	$—

It Is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities

December 31, 2015

	Money Market Fund	Limited Maturity Bond Fund	Quality Bond Fund	High Yield Bond Fund

ASSETS
Investments at value	$133,297,998	$186,738,507	$538,370,494	$168,916,592
Cash	—	3,462	5,624	7,361
Initial Margin Held by Broker for Open Futures	—	154,299	166,263	—
Interest, dividends and reclaims receivable	135,218	922,209	2,885,629	2,906,005
Receivable for investment securities sold	—	2,123,984	2,072	15,399,296
Receivable for capital stock sold	282,397	2,064,208	9,509,748	2,729,005
Future variation margin receivable	—	14,063	26,250	—
Net unrealized appreciation of forward foreign currency contracts	—	—	—	272,254
Other assets	44,894	5,416	13,372	4,439

Total Assets	133,760,507	192,026,148	550,979,452	190,234,952

LIABILITIES
Payable for investment securities purchased	—	1,972,682	15,662,526	17,006,320
Payable for capital stock redeemed	866	2,104	10,058	1,979
Future variation margin payable	—	14,375	164,844	—
Payable to investment adviser (See Note 3)	37,403	74,769	197,281	81,568
Payable to the administrator (See Note 3)	54,814	78,202	201,714	66,930
Net unrealized depreciation of forward foreign currency contracts	—	—	—	944
Other liabilities	22,067	37,645	67,908	44,401

Total Liabilities	115,150	2,179,777	16,304,331	17,202,142

NET ASSETS	$133,645,357	$189,846,371	$534,675,121	$173,032,810

Investments at cost	133,297,998	188,356,965	547,978,805	182,576,138

COMPONENTS OF NET ASSETS:
Paid-in Capital	$133,645,093	$191,955,024	$544,341,221	$194,679,961
Undistributed net investment income (loss)	264	—	—	(272,749)
Accumulated net realized gain (loss) on investment transactions and foreign exchange	—	(415,507)	(6,461)	(7,992,603)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	—	(1,693,146)	(9,659,639)	(13,381,799)

NET ASSETS	$133,645,357	$189,846,371	$534,675,121	$173,032,810

Shares outstanding, $0.10 par value, 500 million shares authorized	133,629,167

Shares outstanding, $0.10 par value, 250 million shares authorized			39,750,483	16,312,477

Shares outstanding, $0.0001 par value, 250 million shares authorized		16,377,239

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$1.00	$11.59	$13.45	$10.61

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities

December 31, 2015

	Flexibly Managed Fund	Balanced Fund	Large Growth Stock Fund	Large Cap Growth Fund

ASSETS
Investments of affiliated issuers at value	$—	$76,232,176	$—	$—
Investments of unaffiliated issuers at value	3,320,241,746	454,818	301,209,458	44,096,845
Foreign currency, at value	—	—	—	—
Cash	737,549	—	10	500
Interest, dividends and reclaims receivable	12,077,269	25	134,155	46,804
Receivable for investment securities sold	13,734,432	1,398,018	—	3,066,273
Receivable for capital stock sold	11,081	32,288	1,583	1,489
Other assets	79,243	1,882	7,154	1,211

Total Assets	3,346,881,320	78,119,207	301,352,360	47,213,122

LIABILITIES
Call options written, at value	10,736,246	—	—	—
Payable for investment securities purchased	6,691,654	1,493,737	1,617,290	—
Payable for capital stock redeemed	3,731,277	255	2,690,294	3,455,501
Payable to investment adviser (See Note 3)	1,972,475	—	180,649	22,238
Payable to the administrator (See Note 3)	1,252,620	29,353	112,513	17,944
Other liabilities	300,657	9,242	48,481	15,598

Total Liabilities	24,684,929	1,532,587	4,649,227	3,511,281

NET ASSETS	$3,322,196,391	$76,586,620	$296,703,133	$43,701,841

Investments of affiliated issuers at cost	—	46,009,112	—	—
Investments of unaffiliated issuers at cost	3,020,231,801	454,818	214,966,710	39,275,958
Call options written, premiums received	(8,944,776)	—	—	—

COMPONENTS OF NET ASSETS:
Paid-in Capital	$3,034,078,290	$50,081,859	$210,637,687	$39,075,637
Undistributed net investment income (loss)	(29,723)	—	—	(74,273)
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(10,049,258)	(3,718,303)	(176,537)	(120,016)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	298,197,082	30,223,064	86,241,983	4,820,493

NET ASSETS	$3,322,196,391	$76,586,620	$296,703,133	$43,701,841

Shares outstanding, $0.10 par value, 250 million shares authorized	78,998,572		9,867,568

Shares outstanding, $0.0001 par value, 250 million shares authorized		4,717,029		3,338,399

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$42.05	$16.24	$30.07	$13.09

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities

December 31, 2015

	Large Core Growth Fund	Large Cap Value Fund	Large Core Value Fund	Index 500 Fund

ASSETS
Investments at value	$112,354,168	$209,190,519	$202,511,830	$425,988,271
Cash	—	—	16,899	1,370
Interest, dividends and reclaims receivable	35,358	292,566	392,655	566,180
Receivable for investment securities sold	—	—	—	166,810
Receivable for capital stock sold	—	7,293	2,324,196	60,419
Other assets	2,757	5,117	4,699	10,196

Total Assets	112,392,283	209,495,495	205,250,279	426,793,246

LIABILITIES
Payable for investment securities purchased	—	—	—	153,665
Payable for capital stock redeemed	595,914	1,572,987	2,021,159	8,351,571
Future variation margin payable	—		—	52,219
Payable to investment adviser (See Note 3)	57,604	119,293	114,580	47,514
Payable to the administrator (See Note 3)	42,741	81,012	77,479	162,104
Other liabilities	16,352	30,192	24,958	61,242

Total Liabilities	712,611	1,803,484	2,238,176	8,828,315

NET ASSETS	$111,679,672	$207,692,011	$203,012,103	$417,964,931

Investments at cost	89,918,046	188,330,378	189,751,885	256,615,390

COMPONENTS OF NET ASSETS:
Paid-in Capital	$89,517,851	$188,529,480	$191,547,306	$257,106,392
Undistributed net investment income (loss)	—	(1,343,191)	—	—
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(274,301)	(354,419)	(1,295,148)	(8,510,049)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	22,436,122	20,860,141	12,759,945	169,368,588

NET ASSETS	$111,679,672	$207,692,011	$203,012,103	$417,964,931

Shares outstanding, $0.10 par value, 250 million shares authorized		9,350,258

Shares outstanding, $0.0001 par value, 250 million shares authorized	6,849,944		13,745,460	25,889,770

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$16.30	$22.21	$14.77	$16.14

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities

December 31, 2015

	Mid Cap Growth Fund	Mid Cap Value Fund	Mid Core Value Fund	SMID Cap Growth Fund

ASSETS
Investments at value	$111,745,089	$164,503,087	$91,123,234	$55,916,211
Cash	—	—	500	—
Interest, dividends and reclaims receivable	155,964	329,692	194,112	24,328
Receivable for investment securities sold	2,737,675	—	2,727,801	1,058,695
Receivable for capital stock sold	307,623	1,787,334	4,396	349,492
Net unrealized appreciation of forward foreign currency contracts	—	—	6,549	—
Other assets	2,731	4,235	1,965	1,501

Total Assets	114,949,082	166,624,348	94,058,557	57,350,227

LIABILITIES
Call options written, at value	58,460	—	—	—
Payable for investment securities purchased	37,601	—	2,710,793	260,356
Payable for capital stock redeemed	2,975,248	605,180	671,400	1,012,486
Payable to investment adviser (See Note 3)	68,454	77,611	56,083	36,198
Payable to the administrator (See Note 3)	42,366	64,868	35,043	22,057
Net unrealized depreciation of forward foreign currency contracts	—	—	12,693	—
Other liabilities	24,539	27,430	22,611	17,521

Total Liabilities	3,206,668	775,089	3,508,623	1,348,618

NET ASSETS	$111,742,414	$165,849,259	$90,549,934	$56,001,609

Investments at cost	113,624,031	163,786,928	90,822,422	50,524,155
Call options written, premiums received	(309,166)	—	—	—

COMPONENTS OF NET ASSETS:
Paid-in Capital	$113,502,635	$168,466,815	$91,117,117	$51,382,136
Undistributed net investment income (loss)	43,949	(676,896)	33,704	—
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(175,851)	(2,656,819)	(895,401)	(772,583)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	(1,628,319)	716,159	294,514	5,392,056

NET ASSETS	$111,742,414	$165,849,259	$90,549,934	$56,001,609

Shares outstanding, $0.0001 par value, 250 million shares authorized	7,972,465	8,564,529	5,154,949	2,877,734

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$14.02	$19.36	$17.57	$19.46

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities

December 31, 2015

	SMID Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Small Cap Index Fund

ASSETS
Investments at value	$67,382,490	$91,894,198	$226,117,951	$65,459,742
Cash	—	—	—	3,148
Initial Margin Held by Broker for Open Futures	—	—	—	880
Interest, dividends and reclaims receivable	86,985	25,533	529,772	98,081
Receivable for investment securities sold	—	99,020	376,665	7,668
Receivable for capital stock sold	586,826	170,215	460,219	77,567
Other assets	1,755	2,252	5,594	1,541

Total Assets	68,058,056	92,191,218	227,490,201	65,648,627

LIABILITIES
Payable for investment securities purchased	—	289,857	—	—
Payable for capital stock redeemed	3,351	122,583	82,016	81,824
Future variation margin payable	—	—	—	12,650
Payable to investment adviser (See Note 3)	55,039	58,516	139,717	16,893
Payable to the administrator (See Note 3)	26,577	35,285	88,135	25,221
Foreign currency payable	—	586	—	—
Other liabilities	13,901	18,785	41,767	31,917

Total Liabilities	98,868	525,612	351,635	168,505

NET ASSETS	$67,959,188	$91,665,606	$227,138,566	$65,480,122

Investments at cost	62,404,273	78,533,095	202,681,323	53,456,915

COMPONENTS OF NET ASSETS:
Paid-in Capital	$63,202,340	$78,390,146	$204,556,951	$53,814,113
Undistributed net investment income (loss)	—	—	—	(27,197)
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(221,369)	(85,570)	(855,013)	(335,887)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	4,978,217	13,361,030	23,436,628	12,029,093

NET ASSETS	$67,959,188	$91,665,606	$227,138,566	$65,480,122

Shares outstanding, $0.10 par value, 250 million shares authorized		3,206,707	8,570,561

Shares outstanding, $0.0001 par value, 250 million shares authorized	3,445,649			3,922,550

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$19.72	$28.59	$26.50	$16.69

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities

December 31, 2015

	Developed International Index Fund	International Equity Fund	Emerging Markets Equity Fund	Real Estate Securities Fund

ASSETS
Investments at value	$96,913,974	$376,594,833	$137,972,503	$138,856,206
Cash	410,813	239,049	27,698	—
Initial Margin Held by Broker for Open Futures	59,610	—	—	—
Interest, dividends and reclaims receivable	311,372	989,492	291,595	718,918
Receivable for investment securities sold	—	—	4,008,543	382,108
Receivable for capital stock sold	783,283	8,988	10,065,650	2,887
Net unrealized appreciation of forward foreign currency contracts	—	—	19,912	—
Other assets	2,604	9,124	3,496	3,293

Total Assets	98,481,656	377,841,486	152,389,397	139,963,412

LIABILITIES
Payable for investment securities purchased	12,197	131,385	4,082,366	422,594
Payable for capital stock redeemed	230,194	2,030,357	6,150	1,739,613
Payable to investment adviser (See Note 3)	24,954	272,244	139,615	81,532
Payable to the administrator (See Note 3)	37,724	143,596	54,622	51,728
Deferred Indian capital gains tax	—	—	151,980	—
Other liabilities	67,384	88,688	135,425	23,991

Total Liabilities	372,453	2,666,270	4,570,158	2,319,458

NET ASSETS	$98,109,203	$375,175,216	$147,819,239	$137,643,954

Investments at cost	82,521,342	293,356,335	132,124,627	123,440,404

COMPONENTS OF NET ASSETS:
Paid-in Capital	$88,148,029	$307,232,160	$156,340,265	$122,319,437
Undistributed net investment income (loss)	(1,084,184)	(7,684,922)	(532,251)	—
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(3,345,790)	(7,548,225)	(13,696,690)	(91,285)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	14,391,148	83,176,203	5,707,915	15,415,802

NET ASSETS	$98,109,203	$375,175,216	$147,819,239	$137,643,954

Shares outstanding, $0.10 par value, 250 million shares authorized		15,482,198

Shares outstanding, $0.0001 par value, 250 million shares authorized	8,619,007		15,302,612	7,263,987

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$11.38	$24.23	$9.66	$18.95

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statement of Assets and Liabilities

December 31, 2015

	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund

ASSETS
Investments of affiliated issuers at value	$60,807,219	$237,836,907	$340,762,350	$101,348,379
Investments of unaffiliated issuers at value	414,104	1,219,518	1,158,550	878,416
Interest, dividends and reclaims receivable	35	96	83	59
Receivable for investment securities sold	1,731,629	6,896,042	8,099,548	2,401,662
Receivable for capital stock sold	652	1,033	382,207	62,569
Other assets	1,536	5,910	8,513	2,545

Total Assets	62,955,175	245,959,506	350,411,251	104,693,630

LIABILITIES
Payable for investment securities purchased	1,678,956	6,905,126	8,065,218	2,532,411
Payable for capital stock redeemed	118,730	9,289	7	11
Payable to investment adviser (See Note 3)	6,281	24,129	33,828	10,417
Payable to the administrator (See Note 3)	23,797	91,987	131,675	39,155
Other liabilities	8,338	21,140	28,819	11,099

Total Liabilities	1,836,102	7,051,671	8,259,547	2,593,093

NET ASSETS	$61,119,073	$238,907,835	$342,151,704	$102,100,537

Investments of affiliated issuers at cost	44,283,458	171,270,353	255,614,200	79,435,662
Investments of unaffiliated issuers at cost	414,104	1,219,518	1,158,550	878,416

COMPONENTS OF NET ASSETS:
Paid-in Capital	$45,045,101	$174,084,145	$258,453,659	$80,646,541
Undistributed net investment income (loss)	—	—	—	—
Accumulated net realized gain (loss) on investment transactions	(449,789)	(1,742,863)	(1,450,104)	(458,721)
Net unrealized appreciation (depreciation) in value of investments	16,523,761	66,566,553	85,148,149	21,912,717

NET ASSETS	$61,119,073	$238,907,835	$342,151,704	$102,100,537

Shares outstanding, $0.0001 par value, 250 million shares authorized	4,106,989	15,364,840	23,829,582	7,506,253

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$14.88	$15.55	$14.36	$13.60

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities

December 31, 2015

Conservative Allocation Fund

ASSETS
Investments of affiliated issuers at value	$60,283,457
Investments of unaffiliated issuers at value	919,825
Interest, dividends and reclaims receivable	70
Receivable for investment securities sold	1,173,787
Receivable for capital stock sold	50,792
Other assets	1,504

Total Assets	62,429,435

LIABILITIES
Payable for investment securities purchased	1,174,763
Payable to investment adviser (See Note 3)	6,280
Payable to the administrator (See Note 3)	23,545
Other liabilities	8,279

Total Liabilities	1,212,867

NET ASSETS	$61,216,568

Investments of affiliated issuers at cost	50,274,236
Investments of unaffiliated issuers at cost	919,825

COMPONENTS OF NET ASSETS:
Paid-in Capital	$51,485,958
Undistributed net investment income (loss)	—
Accumulated net realized gain (loss) on investment transactions	(278,612)
Net unrealized appreciation (depreciation) in value of investments	10,009,222

NET ASSETS	$61,216,568

Shares outstanding, $0.0001 par value, 250 million shares authorized	4,809,219

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$12.73

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Operations

For The Year Ended December 31, 2015

	Money Market Fund	Limited Maturity Bond Fund	Quality Bond Fund	High Yield Bond Fund
INVESTMENT INCOME
Dividends	$341	$2,181	$34,074	$97,126
Interest	284,798	3,889,600	17,339,209	12,601,270
Foreign tax withheld	—	—	—	(1,609)

Total Investment Income	285,139	3,891,781	17,373,283	12,696,787

EXPENSES
Investment advisory fees (See Note 3)	387,121	978,741	2,424,872	1,054,001
Administration fees (See Note 3)	175,964	320,078	830,577	282,322
Accounting fees (See Note 3)	78,655	126,693	246,115	114,107
Director fees and expenses	4,801	8,845	22,718	7,781
Custodian fees and expenses	8,225	15,142	39,818	17,709
Pricing fees	10,574	22,394	28,508	58,116
Professional fees	11,565	20,285	55,718	19,399
Printing fees	7,527	13,796	37,678	12,927
Other expenses	37,009	42,055	79,288	69,064

Total Expenses	721,441	1,548,029	3,765,292	1,635,426
Less: Waivers and reimbursement from advisor (See Note 3)	372,994	—	—	—
Less: Waivers and reimbursement from administrator (See Note 3)	75,300	—	—	—

Net Expenses	273,147	1,548,029	3,765,292	1,635,426

Net investment income (loss)	11,992	2,343,752	13,607,991	11,061,361

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gains (losses) on investment transactions	—	579,414	10,225,061	(6,266,501)
Net realized gain (loss) on futures contracts	—	(324,813)	453,523	—
Net realized foreign currency exchange gain (loss)	—	—	(265)	585,927
Change in net unrealized appreciation (depreciation) of investments and foreign currency	—	(650,690)	(22,650,978)	(11,129,127)
Change in net unrealized appreciation (depreciation) of futures contracts	—	(51,250)	625,860	—

Net Gain (Loss) on Investment Securities and Foreign Currency	—	(447,339)	(11,346,799)	(16,809,701)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$11,992	$1,896,413	$2,261,192	$(5,748,340)

	Flexibly Managed Fund	Balanced Fund	Large Growth Stock Fund	Large Cap Growth Fund
INVESTMENT INCOME
Dividends	$32,963,206	$74	$2,012,400	$737,296
Interest	32,458,448	2	—	373
Foreign tax withheld	(194,599)	—	(3,212)	(30,456)

Total Investment Income	65,227,055	76	2,009,188	707,213

EXPENSES
Investment advisory fees (See Note 3)	22,558,681	—	2,124,705	304,556
Administration fees (See Note 3)	4,843,826	119,773	446,626	83,061
Accounting fees (See Note 3)	785,844	12,001	168,339	38,762
Director fees and expenses	130,963	3,287	12,048	2,255
Custodian fees and expenses	233,904	5,591	22,032	4,572
Pricing fees	26,963	1,703	6,513	4,753
Professional fees	348,537	8,101	30,616	5,886
Printing fees	222,413	5,486	20,548	4,007
Recaptured administration fees (See Note 3)	—	—	—	3,220
Other expenses	422,212	14,991	81,285	43,139

Total Expenses	29,573,343	170,933	2,912,712	494,211
Less: Waivers and reimbursement from administrator (See Note 3)	—	—	—	1,384

Net Expenses	29,573,343	170,933	2,912,712	492,827

Net investment income	35,653,712	(170,857)	(903,524)	214,386

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gains (losses) on affiliated investment transactions	—	3,338,369	—	—
Net realized gains (losses) on unaffiliated investment transactions	291,569,245	—	32,485,479	4,946,662
Net realized gain (loss) on written options	(17,244)	—	—	—
Net realized foreign currency exchange gain (loss)	(610,362)	—	(4,022)	1,211
Change in net unrealized appreciation (depreciation) of affiliated investments	—	(2,623,599)	—	—
Change in net unrealized appreciation (depreciation) of unaffiliated investments and foreign currency	(180,003,900)	—	(2,752,058)	(5,748,356)
Change in net unrealized appreciation (depreciation) of written options	8,462,912	—	—	—

Net Gain (Loss) on Investment Securities and Foreign Currency	119,400,651	714,770	29,729,399	(800,483)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$155,054,363	$543,913	$28,825,875	$(586,097)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Operations

For The Year Ended December 31, 2015

	Large Core Growth Fund	Large Cap Value Fund	Large Core Value Fund	Index 500 Fund
INVESTMENT INCOME
Dividends	$820,279	$4,725,580	$4,686,229	$9,042,830
Interest	—	—	—	29
Foreign tax withheld	—	(75,794)	(21,102)	—

Total Investment Income	820,279	4,649,786	4,665,127	9,042,859

EXPENSES
Investment advisory fees (See Note 3)	732,529	1,473,796	1,294,822	571,037
Administration fees (See Note 3)	183,132	333,184	291,882	657,546
Accounting fees (See Note 3)	81,044	131,061	117,294	211,509
Director fees and expenses	5,019	9,107	8,010	17,948
Custodian fees and expenses	8,623	15,578	13,695	30,701
Pricing fees	2,725	5,627	2,597	10,281
Professional fees	12,567	22,618	19,767	45,150
Printing fees	8,478	15,544	13,168	30,741
Other expenses	29,213	35,642	38,112	102,471

Total Expenses	1,063,330	2,042,157	1,799,347	1,677,384

Net investment income (loss)	(243,051)	2,607,629	2,865,780	7,365,475

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gain (loss) on investment transactions	10,304,491	10,201,080	17,515,483	10,334,116
Net realized gain (loss) on futures contracts	—	—	—	336,718
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(8,242,993)	(22,143,663)	(20,328,266)	(13,632,674)
Change in net unrealized appreciation (depreciation) of futures contracts	—	—	—	(351,802)

Net Gain (Loss) on Investment Securities and Foreign Currency	2,061,498	(11,942,583)	(2,812,783)	(3,313,642)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,818,447	$(9,334,954)	$52,997	$4,051,833

	Mid Cap Growth Fund	Mid Cap Value Fund	Mid Core Value Fund	SMID Cap Growth Fund
INVESTMENT INCOME
Dividends	$1,215,402	$3,180,645	$1,902,322	$218,549
Interest	—	—	48	—
Foreign tax withheld	—	—	(6,127)	—

Total Investment Income	1,215,402	3,180,645	1,896,243	218,549

EXPENSES
Investment advisory fees (See Note 3)	870,656	1,007,225	641,004	454,339
Administration fees (See Note 3)	186,569	274,698	133,542	90,868
Accounting fees (See Note 3)	82,190	111,566	62,320	42,405
Director fees and expenses	5,124	7,523	3,684	2,468
Custodian fees and expenses	8,735	12,868	7,011	4,274
Pricing fees	4,172	3,661	5,025	2,987
Professional fees	41,402	19,058	9,626	5,987
Printing fees	8,767	12,958	6,312	4,064
Other expenses	37,834	29,634	84,739	38,632

Total Expenses	1,245,449	1,479,191	953,263	646,024
Less: Waivers and reimbursement from advisor (See Note 3)	1,656	—	—	—

Net Expenses	1,243,793	1,479,191	953,263	646,024

Net investment income	(28,391)	1,701,454	942,980	(427,475)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gain (loss) on investment transactions	5,797,189	26,296,013	7,036,472	4,385,704
Net realized gain (loss) on written options	118,982	—	—	—
Net realized foreign currency exchange gain (loss)	(658)	—	436,520	—
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(12,976,960)	(42,348,949)	(9,226,776)	(5,703,654)
Change in net unrealized appreciation (depreciation) of written options	233,582	—	—	—

Net Gain (Loss) on Investment Securities and Foreign Currency	(6,827,865)	(16,052,936)	(1,753,784)	(1,317,950)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(6,856,256)	$(14,351,482)	$(810,804)	$(1,745,425)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Operations

For The Year Ended December 31, 2015

	SMID Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Small Cap Index Fund
INVESTMENT INCOME
Dividends	$902,657	$557,379	$3,853,223	$908,646
Interest	—	—	—	89
Foreign tax withheld	—	(5,062)	(5,112)	(393)

Total Investment Income	902,657	552,317	3,848,111	908,342

EXPENSES
Investment advisory fees (See Note 3)	707,988	740,834	1,718,571	202,860
Administration fees (See Note 3)	111,787	150,714	360,229	101,430
Accounting fees (See Note 3)	52,167	69,731	140,076	47,334
Director fees and expenses	3,045	4,097	9,862	2,765
Custodian fees and expenses	5,238	7,053	16,869	4,741
Pricing fees	3,164	5,288	6,500	29,668
Professional fees	7,923	10,651	24,659	6,788
Printing fees	5,317	7,276	16,631	4,680
Other expenses	22,669	37,702	75,941	64,526

Total Expenses	919,298	1,033,346	2,369,338	464,792

Net investment income (loss)	(16,641)	(481,029)	1,478,773	443,550

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gains (losses) on investment transactions	5,289,080	8,505,456	13,550,651	3,739,682
Net realized gain (loss) on futures contracts	—	—	—	(130,343)
Net realized foreign currency exchange gain (loss)	—	(674)	—	—
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(9,717,509)	(7,010,917)	(27,740,785)	(7,476,015)
Change in net unrealized appreciation (depreciation) of futures contracts	—	—	—	31,132

Net Gain (Loss) on Investment Securities and Foreign Currency	(4,428,429)	1,493,865	(14,190,134)	(3,835,544)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(4,445,070)	$1,012,836	$(12,711,361)	$(3,391,994)

	Developed International Index Fund	International Equity Fund	Emerging Markets Equity Fund	Real Estate Securities Fund
INVESTMENT INCOME
Dividends	$3,201,168	$9,445,214	$3,489,060	$3,308,711
Interest	883	—	—	—
Foreign tax withheld	(247,172)	(511,335)	(449,283)	—

Total Investment Income	2,954,879	8,933,879	3,039,777	3,308,711

EXPENSES
Investment advisory fees (See Note 3)	311,114	3,288,962	1,815,027	969,429
Administration fees (See Note 3)	155,557	579,207	230,724	207,735
Accounting fees (See Note 3)	82,118	251,602	112,290	89,245
Director fees and expenses	4,239	15,810	6,358	5,755
Custodian fees and expenses	26,022	124,675	96,243	9,736
Pricing fees	92,699	12,891	21,933	3,280
Professional fees	9,970	54,857	57,406	14,722
Printing fees	7,017	26,314	10,585	9,569
Recaptured advisory fees (See Note 3)	—	—	82,846	—
Other expenses	171,696	71,846	239,897	36,651

Total Expenses	860,432	4,426,164	2,673,309	1,346,122

Net investment income	2,094,447	4,507,715	366,468	1,962,589

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gains (losses) on investment transactions	(274,176)	(668,375)	(7,002,030)	13,470,692
Net realized gain (loss) on futures contracts	(29,042)	—	—	—
Net realized foreign currency exchange gain (loss)	(48,768)	(461,980)	85,163	—
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(3,211,981)	10,112,442	(9,977,031)	(8,417,398)
Change in net unrealized appreciation (depreciation) of futures contracts	52,511	—	—	—

Net Gain (Loss) on Investment Securities and Foreign Currency	(3,511,456)	8,982,087	(16,893,898)	5,053,294

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,417,009)	$13,489,802	$(16,527,430)	$7,015,883

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Operations

For The Year Ended December 31, 2015

	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund
INVESTMENT INCOME
Dividends	$85	$276	$303	$183
Dividends from affiliated funds	—	—	540	162

Total Investment Income	85	276	843	345

EXPENSES
Investment advisory fees (See Note 3)	77,347	295,890	414,602	129,263
Administration fees (See Note 3)	96,684	376,214	539,577	161,579
Accounting fees (See Note 3)	12,001	25,081	35,972	12,001
Director fees and expenses	2,644	10,284	14,770	4,423
Custodian fees and expenses	4,521	17,561	25,187	7,542
Pricing fees	1,986	2,033	2,040	1,999
Professional fees	6,620	25,441	36,156	10,568
Printing fees	4,509	17,382	24,704	7,286
Other expenses	13,213	34,011	46,556	17,978

Total Expenses	219,525	803,897	1,139,564	352,639

Net investment loss	(219,440)	(803,621)	(1,138,721)	(352,294)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gain (loss) on affiliated investment transactions	4,822,664	17,402,186	20,563,227	5,545,786
Change in net unrealized appreciation (depreciation) of affiliated investments	(5,588,441)	(19,421,099)	(21,152,431)	(5,307,141)

Net Gain (Loss) on Investment Securities	(765,777)	(2,018,913)	(589,204)	238,645

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(985,217)	$(2,822,534)	$(1,727,925)	$(113,649)

	Conservative Allocation Fund
INVESTMENT INCOME
Dividends	$257
Dividends from affiliated funds	279

Total Investment Income	536

EXPENSES
Investment advisory fees (See Note 3)	75,769
Administration fees (See Note 3)	94,711
Accounting fees (See Note 3)	12,001
Director fees and expenses	2,613
Custodian fees and expenses	4,421
Pricing fees	1,877
Professional fees	6,158
Printing fees	4,183
Other expenses	13,183

Total Expenses	214,916

Net investment loss	(214,380)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gain (loss) on affiliated investment transactions	3,028,683
Change in net unrealized appreciation (depreciation) of affiliated investments	(2,719,124)

Net Gain (Loss) on Investment Securities	309,559

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$95,179

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Money Market Fund		Limited Maturity Bond Fund
	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/15	Year Ended 12/31/14
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$11,992	$13,590	$2,655,082	$1,604,138
Net realized gains (loss) from investment transactions	—	—	268,084	870,220
Net realized gains (loss) on futures contracts	—	—	(324,813)	(322,415)
Net change in unrealized appreciation (depreciation) of investments	—	—	(650,690)	(1,814,906)
Net change in unrealized appreciation (depreciation) of future contracts	—	—	(51,250)	(23,437)

Net Increase (Decrease) in Net Assets Resulting from Operations	11,992	13,590	1,896,413	313,600

Distributions from:
Net investment income	(11,728)	(13,590)	—	—

Total Distributions	(11,728)	(13,590)	—	—

Capital Share Transactions:
Shares issued	88,029,875	112,210,094	36,008,080	45,621,027
Shares issued in lieu of cash distributions	11,728	13,593	—	—
Shares redeemed	(87,127,948)	(104,373,265)	(70,119,812)	(67,540,093)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	913,655	7,850,422	(34,111,732)	(21,919,066)

Total Increase (Decrease)	913,919	7,850,422	(32,215,319)	(21,605,466)

Net Assets:
Beginning of period	132,731,438	124,881,016	222,061,690	243,667,156

End of Period	$133,645,357	$132,731,438	$189,846,371	$222,061,690

Undistributed net investment income (loss)	$264	$—	$—	$—
Shares Issued and Redeemed:
Shares issued	88,029,875	112,210,094	3,108,690	3,961,890
Shares issued in lieu of cash distributions	11,728	13,593	—	—
Shares redeemed	(87,127,948)	(104,373,265)	(6,045,850)	(5,864,076)

	913,655	7,850,422	(2,937,160)	(1,902,186)

	Quality Bond Fund		High Yield Bond Fund
	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/15	Year Ended 12/31/14
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$13,607,991	$10,704,702	$11,061,361	$10,757,499
Net realized gains (loss) from investment transactions	10,225,061	11,589,711	(6,266,501)	1,170,142
Net realized gains (loss) on futures contracts	453,523	(1,683,455)	—	—
Net realized foreign exchange gain (loss)	(265)	78,966	585,927	1,288,588
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(22,025,118)	6,906,990	(11,129,127)	(9,843,153)

Net Increase (Decrease) in Net Assets Resulting from Operations	2,261,192	27,596,914	(5,748,340)	3,373,076

Capital Share Transactions:
Shares issued	51,580,293	64,744,414	15,583,960	32,275,457
Shares redeemed	(78,782,330)	(79,484,028)	(31,306,417)	(29,932,861)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(27,202,037)	(14,739,614)	(15,722,457)	2,342,596

Total Increase (Decrease)	(24,940,845)	12,857,300	(21,470,797)	5,715,672

Net Assets:
Beginning of period	559,615,966	546,758,666	194,503,607	188,787,935

End of Period	$534,675,121	$559,615,966	$173,032,810	$194,503,607

Undistributed net investment income (loss)	$—	$—	$(272,749)	$(369,756)
Shares Issued and Redeemed:
Shares issued	3,814,695	4,908,765	1,408,093	2,905,150
Shares issued in lieu of cash distributions	—	—	—	—
Shares redeemed	(5,820,984)	(6,050,584)	(2,810,375)	(2,702,689)

	(2,006,289)	(1,141,819)	(1,402,282)	202,461

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Flexibly Managed Fund		Balanced Fund
	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/15	Year Ended 12/31/14
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$35,653,712	$33,576,029	$(170,857)	$(162,810)
Net realized gains (loss) from investment transactions	291,569,245	340,266,716	3,338,369	1,733,462
Net realized gains (loss) on written options	(17,244)	335,838	—	—
Net realized foreign exchange gain (loss)	(610,362)	191,162	—	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(180,003,900)	(43,325,431)	(2,623,599)	5,805,255
Net change in unrealized appreciation (depreciation) of written options	8,462,912	(2,745,756)	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	155,054,363	328,298,558	543,913	7,375,907

Capital Share Transactions:
Shares issued	216,314,515	179,219,743	3,697,483	6,157,778
Shares redeemed	(123,360,667)	(118,834,503)	(9,448,421)	(10,382,073)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	92,953,848	60,385,240	(5,750,938)	(4,224,295)

Total Increase (Decrease)	248,008,211	388,683,798	(5,207,025)	3,151,612

Net Assets:
Beginning of period	3,074,188,180	2,685,504,382	81,793,645	78,642,033

End of Period	$3,322,196,391	$3,074,188,180	$76,586,620	$81,793,645

Undistributed net investment income (loss)	$(29,723)	$(469,648)	$—	$—
Shares Issued and Redeemed:
Shares issued	5,210,741	4,743,651	227,681	400,671
Shares redeemed	(2,982,711)	(3,162,331)	(581,655)	(676,995)

	2,228,030	1,581,320	(353,974)	(276,324)

	Large Growth Stock Fund		Large Cap Growth Fund
	For the year ended 12/31/15	For the year ended 12/31/14	For the year ended 12/31/15	For the year ended 12/31/14
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(903,524)	$(687,956)	$214,386	$260,778
Net realized gains (loss) from investment transactions	32,485,479	38,003,401	4,946,662	2,935,635
Net realized foreign exchange gain (loss)	(4,022)	(1,868)	1,211	(389)
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(2,752,058)	(15,403,481)	(5,748,356)	2,858,415

Net Increase (Decrease) in Net Assets Resulting from Operations	28,825,875	21,910,096	(586,097)	6,054,439

Capital Share Transactions:
Shares issued	21,826,727	22,569,243	5,105,548	5,813,560
Shares redeemed	(34,631,243)	(26,155,315)	(18,480,718)	(8,966,768)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(12,804,516)	(3,586,072)	(13,375,170)	(3,153,208)

Total Increase (Decrease)	16,021,359	18,324,024	(13,961,267)	2,901,231

Net Assets:
Beginning of period	280,681,774	262,357,750	57,663,108	54,761,877

End of Period	$296,703,133	$280,681,774	$43,701,841	$57,663,108

Undistributed net investment income (loss)	$—	$—	$(74,273)	$(86,940)
Shares Issued and Redeemed:
Shares issued	744,580	880,266	385,521	479,708
Shares redeemed	(1,191,486)	(1,015,873)	(1,445,763)	(731,398)

	(446,906)	(135,607)	(1,060,242)	(251,690)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Large Core Growth Fund		Large Cap Value Fund
	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/15	Year Ended 12/31/14
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(243,051)	$(241,472)	$2,607,629	$2,979,083
Net realized gains (loss) from investment transactions	10,304,491	21,846,006	10,201,080	11,930,695
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(8,242,993)	(12,283,083)	(22,143,663)	9,128,467

Net Increase (Decrease) in Net Assets Resulting from Operations	1,818,447	9,321,451	(9,334,954)	24,038,245

Capital Share Transactions:
Shares issued	3,033,469	4,654,935	15,700,343	14,616,590
Shares redeemed	(19,152,485)	(15,752,654)	(27,753,537)	(26,925,727)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(16,119,016)	(11,097,719)	(12,053,194)	(12,309,137)

Total Increase (Decrease)	(14,300,569)	(1,776,268)	(21,388,148)	11,729,108

Net Assets:
Beginning of period	125,980,241	127,756,509	229,080,159	217,351,051

End of Period	$111,679,672	$125,980,241	$207,692,011	$229,080,159

Undistributed net investment income (loss)	$—	$—	$(1,343,191)	$(1,343,191)
Shares Issued and Redeemed:
Shares issued	186,621	310,870	696,968	675,743
Shares redeemed	(1,193,376)	(1,040,372)	(1,210,583)	(1,233,574)

	(1,006,755)	(729,502)	(513,615)	(557,831)

	Large Core Value Fund		Index 500 Fund
	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/15	Year Ended 12/31/14
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,865,780	$2,513,020	$7,365,475	$6,809,218
Net realized gains (loss) from investment transactions	17,515,483	37,401,939	10,334,116	7,296,570
Net realized gains (loss) on futures contracts	—	—	336,718	843,709
Net change in unrealized appreciation (depreciation) of investments	(20,328,266)	(19,805,307)	(13,632,674)	37,489,351
Net change in unrealized appreciation (depreciation) of futures contracts	—	—	(351,802)	339,329

Net Increase (Decrease) in Net Assets Resulting from Operations	52,997	20,109,652	4,051,833	52,778,177

Capital Share Transactions:
Shares issued	36,293,794	11,715,588	27,836,558	36,130,266
Shares redeemed	(26,030,180)	(24,760,075)	(56,758,285)	(44,610,829)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	10,263,614	(13,044,487)	(28,921,727)	(8,480,563)

Total Increase (Decrease)	10,316,611	7,065,165	(24,869,894)	44,297,614

Net Assets:
Beginning of period	192,695,492	185,630,327	442,834,825	398,537,211

End of Period	$203,012,103	$192,695,492	$417,964,931	$442,834,825

Undistributed net investment income (loss)	$—	$76,589	$—	$(20,358)
Shares Issued and Redeemed:
Shares issued	2,557,882	825,238	1,732,802	2,435,987
Shares redeemed	(1,753,261)	(1,756,085)	(3,553,537)	(2,966,343)

	804,621	(930,847)	(1,820,735)	(530,356)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Mid Cap Growth Fund		Mid Cap Value Fund
	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/15	Year Ended 12/31/14
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(28,391)	$(172,828)	$1,701,454	$1,371,542
Net realized gains (loss) from investment transactions	5,797,189	29,823,567	26,296,013	15,268,055
Net realized gains (loss) on written options	118,982	(445,823)	—	—
Net realized foreign exchange gain (loss)	(658)	(138)	—	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(12,976,960)	(18,030,112)	(42,348,949)	6,504,814
Net change in unrealized appreciation (depreciation) of written options	233,582	—	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	(6,856,256)	11,174,666	(14,351,482)	23,144,411

Capital Share Transactions:
Shares issued	8,045,737	14,891,737	16,099,583	11,388,988
Shares redeemed	(17,933,265)	(18,142,876)	(21,191,909)	(22,234,434)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(9,887,528)	(3,251,139)	(5,092,326)	(10,845,446)

Total Increase (Decrease)	(16,743,784)	7,923,527	(19,443,808)	12,298,965

Net Assets:
Beginning of period	128,486,198	120,562,671	185,293,067	172,994,102

End of Period	$111,742,414	$128,486,198	$165,849,259	$185,293,067

Undistributed net investment income (loss)	$43,949	$35,627	$(676,896)	$(840,966)
Shares Issued and Redeemed:
Shares issued	554,269	1,047,530	778,338	592,926
Shares redeemed	(1,219,379)	(1,279,845)	(1,021,668)	(1,130,517)

	(665,110)	(232,315)	(243,330)	(537,591)

	Mid Core Value Fund		SMID Cap Growth Fund
	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/15	Year Ended 12/31/14
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$942,980	$935,631	$(427,475)	$(511,199)
Net realized gains (loss) from investment transactions	7,036,472	7,526,900	4,385,704	6,827,345
Net realized foreign exchange gain (loss)	436,520	307,871	—	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(9,226,776)	3,304,421	(5,703,654)	(6,054,448)

Net Increase (Decrease) in Net Assets Resulting from Operations	(810,804)	12,074,823	(1,745,425)	261,698

Capital Share Transactions:
Shares issued	18,173,946	17,581,649	18,476,093	14,707,294
Shares redeemed	(17,042,212)	(11,301,682)	(16,331,135)	(22,993,475)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	1,131,734	6,279,967	2,144,958	(8,286,181)

Total Increase (Decrease)	320,930	18,354,790	399,533	(8,024,483)

Net Assets:
Beginning of period	90,229,004	71,874,214	55,602,076	63,626,559

End of Period	$90,549,934	$90,229,004	$56,001,609	$55,602,076

Undistributed net investment income (loss)	$33,704	$24,509	$—	$—
Shares Issued and Redeemed:
Shares issued	1,057,402	1,053,736	880,485	764,438
Shares redeemed	(959,286)	(686,372)	(816,373)	(1,190,875)

	98,116	367,364	64,112	(426,437)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	SMID Cap Value Fund		Small Cap Growth Fund
	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/15	Year Ended 12/31/14
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(16,641)	$164,375	$(481,029)	$(374,823)
Net realized gains (loss) from investment transactions	5,289,080	7,972,692	8,505,456	5,629,216
Net realized foreign exchange gain (loss)	—	—	(674)	2,730
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(9,717,509)	(1,947,849)	(7,010,917)	1,729,319

Net Increase (Decrease) in Net Assets Resulting from Operations	(4,445,070)	6,189,218	1,012,836	6,986,442

Capital Share Transactions:
Shares issued	10,634,347	15,130,700	10,002,130	19,198,108
Shares redeemed	(12,136,270)	(10,957,501)	(22,027,172)	(13,045,724)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(1,501,923)	4,173,199	(12,025,042)	6,152,384

Total Increase (Decrease)	(5,946,993)	10,362,417	(11,012,206)	13,138,826

Net Assets:
Beginning of period	73,906,181	63,543,764	102,677,812	89,538,986

End of Period	$67,959,188	$73,906,181	$91,665,606	$102,677,812

Undistributed net investment income (loss)	$—	$—	$—	$9,930
Shares Issued and Redeemed:
Shares issued	509,005	766,363	339,948	712,727
Shares redeemed	(597,177)	(552,938)	(740,200)	(494,815)

	(88,172)	213,425	(400,252)	217,912

	Small Cap Value Fund		Small Cap Index Fund
	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/15	Year Ended 12/31/14
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,478,773	$1,499,005	$443,550	$402,087
Net realized gains (loss) from investment transactions	13,550,651	26,230,747	3,739,682	3,535,773
Net realized gains (loss) on futures contracts	—	—	(130,343)	68,644
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(27,740,785)	(10,946,357)	(7,476,015)	(1,132,942)
Net change in unrealized appreciation (depreciation) of future contracts	—	—	31,132	(28,446)

Net Increase (Decrease) in Net Assets Resulting from Operations	(12,711,361)	16,783,395	(3,391,994)	2,845,116

Capital Share Transactions:
Shares issued	17,861,045	18,418,878	7,946,828	13,342,287
Shares redeemed	(24,138,080)	(27,846,882)	(5,732,698)	(14,389,640)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(6,277,035)	(9,428,004)	2,214,130	(1,047,353)

Total Increase (Decrease)	(18,988,396)	7,355,391	(1,177,864)	1,797,763

Net Assets:
Beginning of period	246,126,962	238,771,571	66,657,986	64,860,223

End of Period	$227,138,566	$246,126,962	$65,480,122	$66,657,986

Undistributed net investment income (loss)	$—	$—	$(27,197)	$(8,410)
Shares Issued and Redeemed:
Shares issued	661,526	697,324	458,812	802,724
Shares redeemed	(872,806)	(1,043,954)	(326,348)	(855,991)

	(211,280)	(346,630)	132,464	(53,267)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Developed International Index Fund		International Equity Fund
	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/15	Year Ended 12/31/14
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,094,447	$2,616,716	$4,507,715	$4,424,500
Net realized gains (loss) from investment transactions	(274,176)	(713,770)	(668,375)	16,064,701
Net realized gains (loss) on futures contracts	(29,042)	57,250	—	—
Net realized foreign exchange gain (loss)	(48,768)	(50,638)	(461,980)	(442,883)
Net change in unrealized appreciation (depreciation) of investments foreign currency	(3,211,981)	(7,995,123)	10,112,442	(8,483,026)
Net change in unrealized appreciation (depreciation) of future contracts	52,511	(130,031)	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,417,009)	(6,215,596)	13,489,802	11,563,292

Capital Share Transactions:
Shares issued	12,943,251	21,421,254	19,618,564	30,353,335
Shares redeemed	(14,927,281)	(16,928,155)	(38,831,644)	(39,206,826)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(1,984,030)	4,493,099	(19,213,080)	(8,853,491)

Total Increase (Decrease)	(3,401,039)	(1,722,497)	(5,723,278)	2,709,801

Net Assets:
Beginning of period	101,510,242	103,232,739	380,898,494	378,188,693

End of Period	$98,109,203	$101,510,242	$375,175,216	$380,898,494

Undistributed net investment income (loss)	$(1,084,184)	$(1,014,855)	$(7,684,922)	$(7,657,472)
Shares Issued and Redeemed:
Shares issued	1,090,834	1,771,528	818,745	1,292,836
Shares redeemed	(1,265,039)	(1,380,264)	(1,618,252)	(1,655,055)

	(174,205)	391,264	(799,507)	(362,219)

	Emerging Markets Equity Fund		Real Estate Securities Fund
	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/15	Year Ended 12/31/14
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$366,468	$304,466	$1,962,589	$1,813,404
Net realized gains (loss) from investment transactions	(7,002,030)	1,914,161	13,470,692	9,971,688
Net realized foreign exchange gain (loss)	85,163	283,403	—	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(9,977,031)	(10,252,484)	(8,417,398)	21,550,613

Net Increase (Decrease) in Net Assets Resulting from Operations	(16,527,430)	(7,750,454)	7,015,883	33,335,705

Capital Share Transactions:
Shares issued	23,548,567	20,116,546	15,495,865	14,877,565
Shares redeemed	(16,229,303)	(18,517,520)	(21,728,647)	(25,642,611)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	7,319,264	1,599,026	(6,232,782)	(10,765,046)

Total Increase (Decrease)	(9,208,166)	(6,151,428)	783,101	22,570,659

Net Assets:
Beginning of period	157,027,405	163,178,833	136,860,853	114,290,194

End of Period	$147,819,239	$157,027,405	$137,643,954	$136,860,853

Undistributed net investment income (loss)	$(532,251)	$(551,690)	$—	$—
Shares Issued and Redeemed:
Shares issued	2,346,437	1,781,761	859,332	929,018
Shares redeemed	(1,527,572)	(1,617,880)	(1,194,354)	(1,595,302)

	818,865	163,881	(335,022)	(666,284)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Aggressive Allocation Fund		Moderately Aggressive Allocation Fund
	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/15	Year Ended 12/31/14
Increase (Decrease) in Net Assets
Operations:
Net investment loss	$(219,440)	$(204,081)	$(803,621)	$(772,032)
Net realized gains (loss) from investment transactions	4,822,664	912,874	17,402,186	3,441,261
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(5,588,441)	3,304,304	(19,421,099)	12,349,357

Net Increase (Decrease) in Net Assets Resulting from Operations	(985,217)	4,013,097	(2,822,534)	15,018,586

Capital Share Transactions:
Shares issued	6,891,553	10,098,446	13,775,523	25,123,177
Shares redeemed	(9,291,819)	(6,486,215)	(22,446,770)	(20,925,530)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(2,400,266)	3,612,231	(8,671,247)	4,197,647

Total Increase (Decrease)	(3,385,483)	7,625,328	(11,493,781)	19,216,233

Net Assets:
Beginning of period	64,504,556	56,879,228	250,401,616	231,185,383

End of Period	$61,119,073	$64,504,556	$238,907,835	$250,401,616

Undistributed net investment income (loss)	$—	$—	$—	$—
Shares Issued and Redeemed:
Shares issued	448,753	692,274	864,219	1,660,078
Shares redeemed	(607,727)	(443,356)	(1,413,845)	(1,370,185)

	(158,974)	248,918	(549,626)	289,893

	Moderate Allocation Fund		Moderately Conservative Allocation Fund
	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/15	Year Ended 12/31/14
Increase (Decrease) in Net Assets
Operations:
Net investment loss	$(1,138,721)	$(1,131,190)	$(352,294)	$(356,665)
Net realized gains (loss) from investment transactions	20,563,227	6,721,209	5,545,786	3,086,664
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(21,152,431)	13,918,874	(5,307,141)	2,798,243

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,727,925)	19,508,893	(113,649)	5,528,242

Capital Share Transactions:
Shares issued	12,043,800	22,589,465	12,026,453	10,959,713
Shares redeemed	(32,208,260)	(28,218,510)	(17,481,509)	(20,271,176)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(20,164,460)	(5,629,045)	(5,455,056)	(9,311,463)

Total Increase (Decrease)	(21,892,385)	13,879,848	(5,568,705)	(3,783,221)

Net Assets:
Beginning of period	364,044,089	350,164,241	107,669,242	111,452,463

End of Period	$342,151,704	$364,044,089	$102,100,537	$107,669,242

Undistributed net investment income (loss)	$—	$—	$—	$—
Shares Issued and Redeemed:
Shares issued	820,440	1,612,172	871,423	824,976
Shares redeemed	(2,205,630)	(2,007,711)	(1,266,079)	(1,512,162)

	(1,385,190)	(395,539)	(394,656)	(687,186)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Conservative Allocation Fund
	Year Ended 12/31/15	Year Ended 12/31/14
Increase (Decrease) in Net Assets
Operations:
Net investment loss	$(214,380)	$(226,472)
Net realized gains (loss) from investment transactions	3,028,683	907,517
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(2,719,124)	1,841,534

Net Increase (Decrease) in Net Assets Resulting from Operations	95,179	2,522,579

Capital Share Transactions:
Shares issued	8,503,642	13,239,590
Shares redeemed	(12,565,119)	(18,764,183)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(4,061,477)	(5,524,593)

Total Increase (Decrease)	(3,966,298)	(3,002,014)
Net Assets:
Beginning of period	65,182,866	68,184,880

End of Period	$61,216,568	$65,182,866

Undistributed net investment income (loss)	$—	$—
Shares Issued and Redeemed:
Shares issued	663,655	1,061,522
Shares redeemed	(978,878)	(1,497,478)

	(315,223)	(435,956)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

MONEY MARKET FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2015		2014		2013		2012		2011
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00

Income from investment operations:
Net investment income (loss) [2]	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)

Total from investment operations	—		—		—		—		—

Less distributions:
Net investment income	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)

Total distributions	—		—		—		—		—

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00

Total return [1]	0.01%		0.01%		0.01%		0.01%		0.01%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$133,645		$132,731		$124,881		$141,725		$154,213

Ratio of net expenses to average net assets [3]	0.23%		0.12%		0.16%		0.22%		0.22%

Ratio of total expenses to average net assets [4]	0.61%		0.57%		0.48%		0.49%		0.49%

Ratio of net investment income (loss) to average net assets [3]	0.01%		0.01%		0.01%		0.01%		0.01%

[1]     Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[2]     The net investment income (loss) per share was calculated using the average shares outstanding method.

[3]     The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.

[4] The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.

(a)  Distributions were less than one penny per share.

LIMITED MATURITY BOND FUND For a share outstanding throughout each period
	Year Ended December 31,
	2015		2014		2013		2012		2011
Net asset value, beginning of period	$11.50		$11.48		$11.49		$11.42		$11.17

Income from investment operations:
Net investment income (loss) [2]	0.13		0.08		0.05		0.09		0.13
Net realized and unrealized gain (loss) on investment transactions	(0.04)		(0.06)		(0.06)		(0.02)		0.12

Total from investment operations	0.09		0.02		(0.01)		0.07		0.25

Net asset value, end of period	$11.59		$11.50		$11.48		$11.49		$11.42

Total return [1]	0.78%		0.17%		(0.09%	)	0.61%		2.24%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$189,846		$222,062		$243,667		$202,385		$174,290

Ratio of total expenses to average net assets	0.73%		0.67%		0.57%		0.57%		0.58%

Ratio of net investment income (loss) to average net assets	1.10%		0.67%		0.60%		0.81%		1.14%

Portfolio turnover rate	127%		82%		50%		31%		50%

[1]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.
[2]	The net investment income (loss) per share was calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

QUALITY BOND FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$13.40	$12.75	$13.14	$12.73	$11.56

Income from investment operations:
Net investment income (loss) [2]	0.33	0.26	0.25	0.27	0.32
Net realized and unrealized gain (loss) on investment transactions	(0.28)	0.39	(0.64)	0.14	0.85

Total from investment operations	0.05	0.65	(0.39)	0.41	1.17

Net asset value, end of period	$13.45	$13.40	$12.75	$13.14	$12.73

Total return [1]	0.37%	5.10%	(2.97% )	3.22%	10.12%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$534,675	$559,616	$546,759	$568,400	$477,606

Ratio of total expenses to average net assets	0.68%	0.64%	0.56%	0.56%	0.57%

Ratio of net investment income (loss) to average net assets	2.46%	1.95%	1.91%	2.06%	2.62%

Portfolio turnover rate	131%	135%	47%	32%	44%

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[2]     The net investment income (loss) per share was calculated using the average shares outstanding method.

HIGH YIELD BOND FUND For a share outstanding throughout each period
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$10.98	$10.78	$9.99	$8.72	$8.46

Income (loss) from investment operations:
Net investment income (loss) [2]	0.66	0.62	0.62	0.61	0.62
Net realized and unrealized gain (loss) on investment transactions	(1.03)	(0.42)	0.17	0.66	(0.36)

Total from investment operations	(0.37)	0.20	0.79	1.27	0.26

Net asset value, end of period	$10.61	$10.98	$10.78	$9.99	$8.72

Total return [1]	(3.37% )	1.86%	7.91%	14.56%	3.07%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$173,033	$194,504	$188,788	$179,720	$141,290

Ratio of total expenses to average net assets	0.87%	0.85%	0.82%	0.82%	0.83%

Ratio of net investment income (loss) to average net assets	5.88%	5.58%	5.96%	6.52%	7.16%

Portfolio turnover rate	72%	56%	68%	69%	58%

[1]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
[2]	The net investment income (loss) per share was calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

FLEXIBLY MANAGED FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$40.04	$35.72	$29.22	$25.46	$24.71

Income (loss) from investment operations:
Net investment income (loss) [2]	0.46	0.45	0.34	0.44	0.40
Net realized and unrealized gain (loss) on investment transactions	1.55	3.87	6.16	3.32	0.35

Total from investment operations	2.01	4.32	6.50	3.76	0.75

Net asset value, end of period	$42.05	$40.04	$35.72	$29.22	$25.46

Total return [1]	5.02%	12.09%	22.25%	14.77%	3.04%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$3,322,196	$3,074,188	$2,685,504	$2,010,412	$1,655,254

Ratio of total expenses to average net assets	0.92%	0.89%	0.83%	0.84%	0.84%

Ratio of net investment income (loss) to average net assets	1.10%	1.18%	1.04%	1.59%	1.60%

Portfolio turnover rate	69%	74%	63%	65%	83%

[1]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
[2]	The net investment income (loss) per share was calculated using the average shares outstanding method.

BALANCED FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2015		2014		2013		2012		2011
Net asset value, beginning of period	$16.13		$14.71		$12.60		$11.40		$10.80

Income (loss) from investment operations:
Net investment income (loss) [3]	(0.03)		(0.03)		(0.03)		(0.02)		(0.02)
Net realized and unrealized gain (loss) on investment transactions	0.14		1.45		2.14		1.22		0.62

Total from investment operations	0.11		1.42		2.11		1.20		0.60

Net asset value, end of period	$16.24		$16.13		$14.71		$12.60		$11.40

Total return [1]	0.68%		9.65%		16.75%		10.53%		5.56%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$76,587		$81,794		$78,642		$71,601		$65,342

Ratio of net expenses to average net assets [2,4]	0.21%		0.20%		0.20%		0.19%		0.18%

Ratio of total expenses to average net assets [2,5]	0.21%		0.21%		0.22%		0.23%		0.24%

Ratio of net investment income (loss) to average net assets [4]	(0.21%	)	(0.20%	)	(0.20%	)	(0.19%	)	(0.18%	)

Portfolio turnover rate	8%		8%		16%		15%		17%

[1]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.
[2]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
[3]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[4]	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
[5]	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

LARGE GROWTH STOCK FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2015	2014		2013		2012	2011
Net asset value, beginning of period	$27.21	$25.11		$18.05		$15.20	$15.44

Income (loss) from investment operations:
Net investment income (loss) [2]	(0.09)	(0.07)		(0.04)		0.01	(0.03)
Net realized and unrealized gain (loss) on investment transactions	2.95	2.17		7.10		2.84	(0.21)

Total from investment operations	2.86	2.10		7.06		2.85	(0.24)

Net asset value, end of period	$30.07	$27.21		$25.11		$18.05	$15.20

Total return [1]	10.51%	8.36%		39.11%		18.75%	(1.55% )

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$296,703	$280,682		$262,358		$210,999	$176,692

Ratio of total expenses to average net assets	0.98%	0.96%		0.90%		0.91%	0.93%

Ratio of net investment income (loss) to average net assets	(0.30% )	(0.26%	)	(0.21%	)	0.03%	(0.19% )

Portfolio turnover rate	37%	38%		36%		35%	33%

[1]     Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[2]     The net investment income (loss) per share was calculated using the average shares outstanding method.

LARGE CAP GROWTH FUND For a share outstanding throughout each period
	Year Ended December 31,
	2015	2014		2013		2012	2011
Net asset value, beginning of period	$13.11	$11.78		$9.57		$8.68	$9.31

Income (loss) from investment operations:
Net investment income (loss) [2]	0.05	0.06		0.04		0.01	(0.02)
Net realized and unrealized gain (loss) on investment transactions	(0.07)	1.27		2.17		0.88	(0.61)

Total from investment operations	(0.02)	1.33		2.21		0.89	(0.63)

Net asset value, end of period	$13.09	$13.11		$11.78		$9.57	$8.68

Total return [1]	(0.15% )	11.29%		23.09%		10.25%	(6.77% )

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$43,702	$57,663		$54,762		$29,751	$37,465

Ratio of net expenses to average net assets [3]	0.89%	0.89%		0.90%		0.90%	0.96%

Ratio of total expenses to average net assets [4]	0.89%	0.90%		0.90%		0.90%	0.96%

Ratio of net investment income (loss) to average net assets [3]	0.39%	0.47%		0.40%		0.06%	(0.25% )

Portfolio turnover rate	29%	25%		107%		97%	153%

[1]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.
[2]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[3]	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
[4]	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

LARGE CORE GROWTH FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2015		2014		2013		2012	2011
Net asset value, beginning of period	$16.03		$14.88		$10.79		$9.29	$9.78

Income (loss) from investment operations:
Net investment income (loss) [2]	(0.03)		(0.03)		(0.01)		0.02	(0.01)
Net realized and unrealized gain (loss) on investment transactions	0.30		1.18		4.10		1.48	(0.48)

Total from investment operations	0.27		1.15		4.09		1.50	(0.49)

Net asset value, end of period	$16.30		$16.03		$14.88		$10.79	$9.29

Total return [1]	1.68%		7.73%		37.91%		16.15%	(5.01% )

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$111,680		$125,980		$127,757		$106,053	$100,397

Ratio of net expenses to average net assets [3]	0.87%		0.87%		0.88%		0.89%	0.90%

Ratio of total expenses to average net assets [4]	0.87%		0.87%		0.88%		0.89%	0.90%

Ratio of net investment income (loss) to average net assets [3]	(0.20%	)	(0.19%	)	(0.08%	)	0.17%	(0.11% )

Portfolio turnover rate	124%		83%		109%		105%	115%

[1]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.
[2]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[3]	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
[4]	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.

LARGE CAP VALUE FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$23.22	$20.86	$15.66	$13.83	$14.47

Income (loss) from investment operations:
Net investment income (loss) [2]	0.27	0.30	0.21	0.20	0.18
Net realized and unrealized gain (loss) on investment transactions	(1.28)	2.06	4.99	1.63	(0.82)

Total from investment operations	(1.01)	2.36	5.20	1.83	(0.64)

Net asset value, end of period	$22.21	$23.22	$20.86	$15.66	$13.83

Total return [1]	(4.35% )	11.31%	33.21%	13.23%	(4.42% )

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$207,692	$229,080	$217,351	$166,955	$166,056

Ratio of total expenses to average net assets	0.92%	0.90%	0.87%	0.88%	0.89%

Ratio of net investment income (loss) to average net assets	1.17%	1.38%	1.16%	1.32%	1.24%

Portfolio turnover rate	19%	22%	186%	90%	87%

[1]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.
[2]	The net investment income (loss) per share was calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

LARGE CORE VALUE FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$14.89	$13.38	$10.31	$8.92	$9.31

Income (loss) from investment operations:
Net investment income (loss) [3]	0.22	0.19	0.15	0.16	0.14
Net realized and unrealized gain (loss) on investment transactions	(0.34)	1.32	2.92	1.23	(0.53)

Total from investment operations	(0.12)	1.51	3.07	1.39	(0.39)

Net asset value, end of period	$14.77	$14.89	$13.38	$10.31	$8.92

Total return [1,2]	(0.81% )	11.29%	29.78%	15.58%	(4.19% )

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$203,012	$192,695	$185,630	$158,589	$143,147

Ratio of net expenses to average net assets [4]	0.92%	0.91%	0.87%	0.88%	0.89%

Ratio of total expenses to average net assets [5]	0.92%	0.91%	0.87%	0.88%	0.89%

Ratio of net investment income (loss) to average net assets [4]	1.47%	1.33%	1.25%	1.64%	1.52%

Portfolio turnover rate	98%	80%	59%	38%	51%

[1]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.
[2]	The Fund’s total return calculation includes a reimbursement by the sub-adviser. Excluding the effect of this reimbursement from the Fund’s ending net asset value per share, total return for the year ended December 31, 2013 would have been 29.58%.
[3]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[4]	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
[5]	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.

INDEX 500 FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$15.98	$14.11	$10.70	$9.25	$9.09

Income (loss) from investment operations:
Net investment income (loss) [2]	0.27	0.24	0.21	0.20	0.16
Net realized and unrealized gain (loss) on investment transactions	(0.11)	1.63	3.20	1.25	—

Total from investment operations	0.16	1.87	3.41	1.45	0.16

Net asset value, end of period	$16.14	$15.98	$14.11	$10.70	$9.25

Total return [1]	1.00%	13.25%	31.87%	15.68%	1.76%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$417,965	$442,835	$398,537	$312,146	$267,009

Ratio of net expenses to average net assets [3]	0.38%	0.38%	0.34%	0.34%	0.35%

Ratio of total expenses to average net assets [4]	0.38%	0.38%	0.34%	0.34%	0.36%

Ratio of net investment income (loss) to average net assets [3]	1.68%	1.63%	1.72%	1.93%	1.71%

Portfolio turnover rate	3%	3%	8%	4%	4%

[1]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.
[2]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[3]	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
[4]	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

MID CAP GROWTH FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2015	2014		2013		2012		2011
Net asset value, beginning of period	$14.88	$13.59		$9.94		$9.37		$10.16

Income (loss) from investment operations:
Net investment income (loss) [2]	—	(0.02)		(0.06)		(0.01)		(0.04)
Net realized and unrealized gain (loss) on investment transactions	(0.86)	1.31		3.71		0.58		(0.75)

Total from investment operations	(0.86)	1.29		3.65		0.57		(0.79)

Net asset value, end of period	$14.02	$14.88		$13.59		$9.94		$9.37

Total return [1]	(5.78% )	9.49%		36.72%		6.08%		(7.78% )

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$111,742	$128,486		$120,563		$101,293		$99,083

Ratio of total expenses to average net assets	1.00%	0.97%		0.99%		1.00%		1.00%

Ratio of net investment income (loss) to average net assets	(0.02% )	(0.14%	)	(0.49%	)	(0.12%	)	(0.42% )

Portfolio turnover rate	43%	140%		80%		129%		110%

[1]     Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[2]     The net investment income (loss) per share was calculated using the average shares outstanding method.

MID CAP VALUE FUND For a share outstanding throughout each period
	Year Ended December 31,
	2015	2014		2013		2012		2011
Net asset value, beginning of period	$21.04	$18.51		$13.59		$11.80		$12.59

Income (loss) from investment operations:
Net investment income (loss) [2]	0.20	0.17		0.19		0.19		0.09
Net realized and unrealized gain (loss) on investment transactions	(1.88)	2.36		4.73		1.60		(0.88)

Total from investment operations	(1.68)	2.53		4.92		1.79		(0.79)

Net asset value, end of period	$19.36	$21.04		$18.51		$13.59		$11.80

Total return [1]	(7.98% )	13.67%		36.20%		15.17%		(6.27% )

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$165,849	$185,293		$172,994		$124,651		$97,048

Ratio of total expenses to average net assets	0.81%	0.81%		0.82%		0.84%		0.84%

Ratio of net investment income (loss) to average net assets	0.93%	0.86%		1.21%		1.49%		0.70%

Portfolio turnover rate	42%	32%		43%		43%		106%

[1]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.
[2]	The net investment income (loss) per share was calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

MID CORE VALUE FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$17.84	$15.33	$11.87	$10.37	$10.75

Income (loss) from investment operations:
Net investment income (loss) [2]	0.19	0.21	0.14	0.08	0.03
Net realized and unrealized gain (loss) on investment transactions	(0.46)	2.30	3.32	1.42	(0.41)

Total from investment operations	(0.27)	2.51	3.46	1.50	(0.38)

Net asset value, end of period	$17.57	$17.84	$15.33	$11.87	$10.37

Total return [1]	(1.51% )	16.37%	29.15%	14.46%	(3.53% )

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$90,550	$90,229	$71,874	$57,168	$60,179

Ratio of total expenses to average net assets	1.07%	1.05%	1.08%	1.08%	1.08%

Ratio of net investment income (loss) to average net assets	1.06%	1.27%	0.97%	0.68%	0.29%

Portfolio turnover rate	77%	69%	166%	75%	51%

[1]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.
[2]	The net investment income (loss) per share was calculated using the average shares outstanding method.

SMID CAP GROWTH FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2015	2014		2013		2012		2011
Net asset value, beginning of period	$19.76	$19.64		$13.75		$11.92		$12.51

Income (loss) from investment operations:
Net investment income (loss) [2]	(0.15)	(0.15)		(0.10)		(0.06)		(0.09)
Net realized and unrealized gain (loss) on investment transactions	(0.15)	0.27		5.99		1.89		(0.50)

Total from investment operations	(0.30)	0.12		5.89		1.83		(0.59)

Net asset value, end of period	$19.46	$19.76		$19.64		$13.75		$11.92

Total return [1]	(1.52% )	0.61%		42.84%		15.35%		(4.72% )

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$56,002	$55,602		$63,627		$40,578		$26,996

Ratio of net expenses to average net assets [3]	1.07%	1.06%		1.05%		1.05%		1.05%

Ratio of total expenses to average net assets [4]	1.07%	1.06%		1.07%		1.12%		1.13%

Ratio of net investment income (loss) to average net assets [3]	(0.71% )	(0.81%	)	(0.61%	)	(0.46%	)	(0.77% )

Portfolio turnover rate	103%	89%		90%		95%		160%

[1]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.
[2]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[3]	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
[4]	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

SMID CAP VALUE FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2015		2014	2013	2012	2011
Net asset value, beginning of period	$20.91		$19.14	$13.87	$11.66	$12.56

Income (loss) from investment operations:
Net investment income (loss) [2]	—		0.05	0.07	0.07	0.03
Net realized and unrealized gain (loss) on investment transactions	(1.19)		1.72	5.20	2.14	(0.93)

Total from investment operations	(1.19)		1.77	5.27	2.21	(0.90)

Net asset value, end of period	$19.72		$20.91	$19.14	$13.87	$11.66

Total return [1]	(5.69%	)	9.25%	38.00%	18.95%	(7.17% )

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$67,959		$73,906	$63,544	$43,575	$32,949

Ratio of net expenses to average net assets [3]	1.23%		1.20%	1.14%	1.14%	1.14%

Ratio of total expenses to average net assets [4]	1.23%		1.24%	1.25%	1.27%	1.31%

Ratio of net investment income (loss) to average net assets [3]	(0.02%	)	0.24%	0.41%	0.51%	0.27%

Portfolio turnover rate	48%		51%	58%	52%	69%

[1]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.
[2]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[3]	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
[4]	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.

SMALL CAP GROWTH FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2015		2014		2013		2012		2011
Net asset value, beginning of period	$28.47		$26.42		$19.20		$18.16		$20.43

Income (loss) from investment operations:
Net investment income (loss) [2]	(0.14)		(0.11)		(0.11)		(0.18)		(0.15)
Net realized and unrealized gain (loss) on investment transactions	0.26		2.16		7.33		1.22		(2.12)

Total from investment operations	0.12		2.05		7.22		1.04		(2.27)

Net asset value, end of period	$28.59		$28.47		$26.42		$19.20		$18.16

Total return [1]	0.42%		7.76%		37.60%		5.73%		(11.11% )

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$91,666		$102,678		$89,539		$77,720		$78,447

Ratio of total expenses to average net assets	1.03%		1.02%		1.07%		1.10%		1.08%

Ratio of net investment income (loss) to average net assets	(0.48%	)	(0.42%	)	(0.50%	)	(0.92%	)	(0.71% )

Portfolio turnover rate	26%		33%		143%		103%		125%

[1]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
[2]	The net investment income (loss) per share was calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

SMALL CAP VALUE FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$28.03	$26.16	$18.83	$16.21	$16.07

Income (loss) from investment operations:
Net investment income (loss) [2]	0.17	0.19	0.10	0.24	0.08
Net realized and unrealized gain (loss) on investment transactions	(1.70)	1.68	7.23	2.38	0.06

Total from investment operations	(1.53)	1.87	7.33	2.62	0.14

Net asset value, end of period	$26.50	$28.03	$26.16	$18.83	$16.21

Total return [1]	(5.46% )	7.15%	38.93%	16.16%	0.87%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$227,139	$246,127	$238,772	$175,841	$159,365

Ratio of total expenses to average net assets	0.99%	1.03%	1.14%	1.15%	1.15%

Ratio of net investment income (loss) to average net assets	0.62%	0.70%	0.46%	1.36%	0.51%

Portfolio turnover rate	47%	45%	59%	50%	47%

[1]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.
[2]	The net investment income (loss) per share was calculated using the average shares outstanding method.

SMALL CAP INDEX FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$17.59	$16.88	$12.22	$10.58	$11.08

Income (loss) from investment operations:
Net investment income (loss) [2]	0.12	0.12	0.10	0.16	0.08
Net realized and unrealized gain (loss) on investment transactions	(1.02)	0.59	4.56	1.48	(0.58)

Total from investment operations	(0.90)	0.71	4.66	1.64	(0.50)

Net asset value, end of period	$16.69	$17.59	$16.88	$12.22	$10.58

Total return [1]	(5.12% )	4.21%	38.13%	15.50%	(4.51% )

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$65,480	$66,658	$64,860	$42,443	$29,202

Ratio of net expenses to average net assets [3]	0.69%	0.64%	0.55%	0.55%	0.55%

Ratio of total expenses to average net assets [4]	0.69%	0.69%	0.71%	0.70%	0.91%

Ratio of net investment income (loss) to average net assets [3]	0.66%	0.72%	0.71%	1.42%	0.70%

Portfolio turnover rate	18%	20%	17%	18%	18%

[1]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.
[2]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[3]	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
[4]	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

DEVELOPED INTERNATIONAL INDEX FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$11.54	$12.29	$10.15	$8.59	$9.83

Income (loss) from investment operations:
Net investment income (loss) [2]	0.24	0.30	0.28	0.25	0.27
Net realized and unrealized gain (loss) on investment transactions	(0.40)	(1.05)	1.86	1.31	(1.51)

Total from investment operations	(0.16)	(0.75)	2.14	1.56	(1.24)

Net asset value, end of period	$11.38	$11.54	$12.29	$10.15	$8.59

Total return [1]	(1.39% )	(6.10% )	21.08%	18.16%	(12.61% )
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$98,109	$101,510	$103,233	$89,786	$61,858

Ratio of net expenses to average net assets [3]	0.83%	0.75%	0.59%	0.59%	0.59%

Ratio of total expenses to average net assets [4]	0.83%	0.82%	0.92%	1.00%	1.01%

Ratio of net investment income (loss) to average net assets [3]	2.02%	2.47%	2.50%	2.73%	2.80%

Portfolio turnover rate	2%	7%	9%	2%	1%

[1]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.
[2]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[3]	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
[4]	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.

INTERNATIONAL EQUITY FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$23.39	$22.72	$21.44	$17.71	$17.55

Income (loss) from investment operations:
Net investment income (loss) [2]	0.28	0.27	0.24	0.25	0.35
Net realized and unrealized gain (loss) on investment transactions	0.56	0.40	1.04	3.48	(0.19)

Total from investment operations	0.84	0.67	1.28	3.73	0.16

Net asset value, end of period	$24.23	$23.39	$22.72	$21.44	$17.71

Total return [1]	3.59%	2.95%	5.97%	21.06%	0.91%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$375,175	$380,898	$378,189	$348,599	$309,920

Ratio of total expenses to average net assets	1.15%	1.15%	1.17%	1.17%	1.20%

Ratio of net investment income (loss) to average net assets	1.17%	1.14%	1.09%	1.30%	1.95%

Portfolio turnover rate	27%	31%	34%	43%	30%

[1]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.
[2]	The net investment income (loss) per share was calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

EMERGING MARKETS EQUITY FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$10.84	$11.40	$11.53	$9.64	$11.82

Income (loss) from investment operations:
Net investment income (loss) [2]	0.03	0.02	0.03	0.03	0.07
Net realized and unrealized gain (loss) on investment transactions	(1.21)	(0.58)	(0.16)	1.86	(2.25)

Total from investment operations	(1.18)	(0.56)	(0.13)	1.89	(2.18)

Net asset value, end of period	$9.66	$10.84	$11.40	$11.53	$9.64

Total return [1]	(10.89% )	(4.91% )	(1.13% )	19.61%	(18.44% )
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$147,819	$157,027	$163,179	$152,858	$121,066

Ratio of net expenses to average net assets [3]	1.74%	1.75%	1.68%	1.68%	1.68%

Ratio of total expenses to average net assets [4]	1.68%	1.69%	1.82%	1.72%	1.91%

Ratio of net investment income (loss) to average net assets [3]	0.24%	0.19%	0.25%	0.31%	0.63%

Portfolio turnover rate	41%	42%	48%	47%	60%

[1]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.
[2]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[3]	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
[4]	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.

REAL ESTATE SECURITIES FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2015	2014	2013	2012	2011 [2]
Net asset value, beginning of period	$18.01	$13.83	$13.41	$11.56	$10.80

Income (loss) from investment operations:
Net investment income (loss) [3]	0.26	0.23	0.18	0.16	0.12
Net realized and unrealized gain (loss) on investment transactions	0.68	3.95	0.24	1.69	0.64

Total from investment operations	0.94	4.18	0.42	1.85	0.76

Net asset value, end of period	$18.95	$18.01	$13.83	$13.41	$11.56

Total return [1]	5.22%	30.22%	3.13%	16.00%	7.04%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$137,644	$136,861	$114,290	$98,146	$76,346

Ratio of total expenses to average net assets	0.97%	0.97%	0.99%	1.01%	1.00%

Ratio of net investment income (loss) to average net assets	1.42%	1.43%	1.35%	1.27%	1.09%

Portfolio turnover rate	61%	54%	69%	85%	144%

[1]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.
[2]	Prior to May 1, 2011, the Real Estate Securities Fund was named the REIT Fund.
[3]	The net investment income (loss) per share was calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

AGGRESSIVE ALLOCATION FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2015	2014		2013		2012		2011
Net asset value, beginning of period	$15.12	$14.16		$11.56		$10.01		$10.39

Income (loss) from investment operations:
Net investment income (loss) [3]	(0.05)	(0.05)		(0.04)		(0.04)		(0.03)
Net realized and unrealized gain (loss) on investment transactions	(0.19)	1.01		2.64		1.59		(0.35)

Total from investment operations	(0.24)	0.96		2.60		1.55		(0.38)

Net asset value, end of period	$14.88	$15.12		$14.16		$11.56		$10.01

Total return [1]	(1.59% )	6.78%		22.49%		15.48%		(3.66% )
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$61,119	$64,505		$56,879		$41,234		$28,182

Ratio of net expenses to average net assets [2,4]	0.34%	0.34%		0.33%		0.33%		0.33%

Ratio of total expenses to average net assets [2,5]	0.34%	0.34%		0.33%		0.35%		0.38%

Ratio of net investment income (loss) to average net assets [4]	(0.34% )	(0.34%	)	(0.33%	)	(0.33%	)	(0.33% )

Portfolio turnover rate	24%	20%		30%		24%		29%

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[2] The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

[3]     The net investment income (loss) per share was calculated using the average shares outstanding method.

[4]     The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.

[5] The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.

MODERATELY AGGRESSIVE ALLOCATION FUND For a share outstanding throughout each period
	Year Ended December 31,
	2015	2014		2013		2012		2011
Net asset value, beginning of period	$15.73	$14.80		$12.42		$10.93		$11.13

Income (loss) from investment operations:
Net investment income (loss) [3]	(0.05)	(0.05)		(0.04)		(0.04)		(0.04)
Net realized and unrealized gain (loss) on investment transactions	(0.13)	0.98		2.42		1.53		(0.16)

Total from investment operations	(0.18)	0.93		2.38		1.49		(0.20)

Net asset value, end of period	$15.55	$15.73		$14.80		$12.42		$10.93

Total return [1]	(1.14% )	6.28%		19.16%		13.63%		(1.80% )
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$238,908	$250,402		$231,185		$179,229		$134,968

Ratio of total expenses to average net assets [2]	0.32%	0.32%		0.31%		0.32%		0.32%

Ratio of net investment income (loss) to average net assets	(0.32% )	(0.32%	)	(0.31%	)	(0.32%	)	(0.32% )

Portfolio turnover rate	20%	17%		23%		25%		30%

[1]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.
[2]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
[3]	The net investment income (loss) per share was calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

MODERATE ALLOCATION FUND

For a share outstanding throughout each period

	Year Ended December 31
	2015	2014		2013		2012		2011
Net asset value, beginning of period	$14.44	$13.67		$11.98		$10.80		$10.73

Income (loss) from investment operations:
Net investment income (loss) [3]	(0.05)	(0.04)		(0.04)		(0.04)		(0.03)
Net realized and unrealized gain (loss) on investment transactions	(0.03)	0.81		1.73		1.22		0.10

Total from investment operations	(0.08)	0.77		1.69		1.18		0.07

Net asset value, end of period	$14.36	$14.44		$13.67		$11.98		$10.80

Total return [1]	(0.55% )	5.63%		14.11%		10.93%		0.65%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$342,152	$364,044		$350,164		$290,951		$224,256

Ratio of total expenses to average net assets [2]	0.32%	0.31%		0.31%		0.31%		0.32%

Ratio of net investment income (loss) to average net assets	(0.32% )	(0.31%	)	(0.31%	)	(0.31%	)	(0.32%	)

Portfolio turnover rate	17%	17%		20%		20%		26%

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[2] The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

[3]     The net investment income (loss) per share was calculated using the average shares outstanding method.

MODERATELY CONSERVATIVE ALLOCATION FUND For a share outstanding throughout each period
	Year Ended December 31,
	2015	2014		2013		2012		2011
Net asset value, beginning of period	$13.63	$12.98		$11.87		$10.96		$10.67

Income (loss) from investment operations:
Net investment income (loss) [3]	(0.05)	(0.04)		(0.04)		(0.04)		(0.04)
Net realized and unrealized gain (loss) on investment transactions	0.02	0.69		1.15		0.95		0.33

Total from investment operations	(0.03)	0.65		1.11		0.91		0.29

Net asset value, end of period	$13.60	$13.63		$12.98		$11.87		$10.96

Total return [1]	(0.22% )	5.01%		9.35%		8.30%		2.72%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$102,101	$107,669		$111,452		$96,028		$89,677

Ratio of net expenses to average net assets [2,4]	0.33%	0.32%		0.32%		0.33%		0.33%

Ratio of total expenses to average net assets [2,5]	0.33%	0.32%		0.32%		0.33%		0.33%

Ratio of net investment income (loss) to average net assets [4]	(0.33% )	(0.32%	)	(0.32%	)	(0.33%	)	(0.33%	)

Portfolio turnover rate	23%	20%		28%		37%		30%

[1]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.
[2]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
[3]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[4]	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
[5]	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

CONSERVATIVE ALLOCATION FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2015		2014		2013		2012		2011
Net asset value, beginning of period	$12.72		$12.26		$11.74		$11.13		$10.71

Income (loss) from investment operations:
Net investment income (loss) [3]	(0.04)		(0.04)		(0.04)		(0.04)		(0.04)
Net realized and unrealized gain (loss) on investment transactions	0.05		0.50		0.56		0.65		0.46

Total from investment operations	0.01		0.46		0.52		0.61		0.42

Net asset value, end of period	$12.73		$12.72		$12.26		$11.74		$11.13

Total return [1]	0.08%		3.75%		4.43%		5.48%		3.92%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$61,217		$65,183		$68,185		$70,604		$63,096

Ratio of net expenses to average net assets [2,4]	0.34%		0.33%		0.33%		0.33%		0.33%

Ratio of total expenses to average net assets [2,5]	0.34%		0.33%		0.33%		0.33%		0.34%

Ratio of net investment income (loss) to average net assets [4]	(0.34%	)	(0.33%	)	(0.33%	)	(0.33%	)	(0.33%	)

Portfolio turnover rate	24%		26%		38%		44%		39%

[1]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.
[2]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
[3]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[4]	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
[5]	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2015

1 — ORGANIZATION

Penn Series Funds, Inc. (“Penn Series”) was incorporated in Maryland on April 22, 1982. Penn Series is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. Penn Series is open only to purchasers of The Penn Mutual Life Insurance Company (“Penn Mutual”) and The Penn Insurance and Annuity Company insurance contracts and certain of Penn Mutual’s employee benefit plans.

Penn Series is presently offering shares in its Money Market, Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Balanced, Large Growth Stock, Large Cap Growth, Large Core Growth, Large Cap Value, Large Core Value, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, SMID Cap Growth, SMID Cap Value, Small Cap Growth, Small Cap Value, Small Cap Index, Developed International Index, International Equity, Emerging Markets Equity, Real Estate Securities, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds (each a “Fund” and collectively, the “Funds”). Penn Series also has the authority to issue shares in three additional funds, each of which would have their own investment objective and policies.

Fund of Funds (“FOFs”) – Each Penn Series FOF seeks to achieve its investment objective by investing in other Penn Series Funds (“Underlying Funds”) and uses asset allocation strategies to determine how much to invest in the Underlying Funds. Each of the following is a Penn Series FOFs: Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds.

2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are followed by Penn Series in the preparation of its financial statements. The preparation of financial statements in accordance with the accounting principles generally accepted in the United States (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and those differences could be material. The Funds are investment companies and follow the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic No. 946.

SECURITY VALUATION:

Money Market Fund — Investments in securities are valued using the amortized cost method as permitted by Rule 2a-7 under the Investment Company Act of 1940, which involves initially valuing investments at cost and thereafter assuming a constant amortization to maturity of any premium or discount. This method approximates market value.

Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Large Growth Stock, Large Cap Growth, Large Core Growth, Large Cap Value, Large Core Value, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, SMID Cap Growth, SMID Cap Value, Small Cap Growth, Small Cap Value, Small Cap Index, Developed International Index, International Equity, Emerging Markets Equity, Real Estate Securities Funds — Portfolio securities listed on a securities exchange or an automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange or market on which they are traded on the valuation date or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. Securities valued according to these evaluation methods are categorized as Level 1 in the fair value hierarchy described below. Debt and fixed income securities are valued by recognized independent third-party valuation services, employing valuation methodologies that utilize actual market transactions, broker-dealer supplied valuations, and matrix pricing. Matrix pricing for corporate bonds, floating rate notes, municipal securities and U.S. government and government agency obligations considers yield or price of bonds of comparable quality, coupon, maturity and type and, for asset backed securities, commercial mortgage securities and U.S. government agency mortgage securities, also considers prepayment speed assumptions and attributes and performance of the underlying collateral. Securities valued according to these valuation methods are generally categorized as Level 2 in the fair value hierarchy described below. To the extent that bid prices are provided by the pricing service, the Funds will use the bid price. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates as of the valuation date.

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2015

Options are valued at the last traded price on the market where such options are principally traded or, if there was no trade on such day, at the last bid quote. Futures contracts are valued at the last settlement price on the market where such futures contracts are principally traded. Although derivatives may be subject to netting provisions, as discussed further in Note 7, derivatives held are valued at their gross amounts.

To assess the continuing appropriateness of third party pricing service security valuations, the Adviser or sub-adviser, as applicable, or the fund accounting service provider, who is subject to oversight by the Administrator, regularly monitor the prices and compare prices to alternate sources where applicable. Pricing challenges are issued for valuation differences exceeding certain tolerances or when considered not reflective of the market by the Adviser or sub-adviser, as applicable.

Securities for which market quotations are not readily available are valued at fair value prices determined using methods approved by the Penn Series Board of Directors (the “Board of Directors”). The Penn Series Valuation Committee (the “Valuation Committee”), established by and subject to oversight by the Board of Directors, monitors pricing related policies and procedures and approves all fair value determinations. The Valuation Committee consists of representatives from Penn Mutual Asset Management, Inc. (“PMAM” or the “Adviser”), the investment adviser to each of the Funds, and Penn Mutual, the administrator to the Funds (the “Administrator”). The Valuation Committee regularly makes good faith judgments, using sources and information obtained, including recommendations and supporting rationales and inputs from the Adviser or the applicable sub-adviser, to establish and /or adjust fair valuations of securities as events occur and circumstances warrant. The information and inputs may include but are not limited to cost of the security, last sale price, private transaction trading prices, comparable publically traded security prices, discount rates, publically disclosed news stories and regulatory filings, estimated cash flows and yield curves. As part of its procedures, the Valuation Committee monitors the fair valued securities, considers additional news or significant developments relative to the specific security, reviews the valuations with the Adviser or respective sub-adviser on a regular basis and applies back testing procedures to valuations as applicable. Reasons for which securities may be valued in this manner include, but are not limited to, trading on an exchange for a security has been halted, suspended or has not begun, a security has been de-listed from a national exchange, trading on a security’s primary market is temporarily closed at a time when, under normal conditions, it would be open, or valuation by a third party pricing service is currently not available or is no longer available.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These securities are valued at a fair value utilizing an independent third party valuation service in accordance with procedures adopted by the Fund’s Board of Directors. The methodology and procedures followed by the valuation service consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes as well as prices for similar securities. Securities valued using such valuation service are classified as Level 2 of the fair value hierarchy as these adjustment factors are considered other observable inputs to the valuation. Values from the valuation service are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Valuation Committee. The Valuation Committee has also established a “confidence interval”, which is used to determine the level of historical correlation between the value of a specific foreign security and movements in the U.S. market before a particular security will be fair valued when the threshold is exceeded. In the event that the threshold established by the Valuation Committee is exceeded on a specific day, the Funds shall value the non-U.S. securities in their portfolios that exceed the applicable “confidence interval” based upon the adjusted prices provided by the fair valuation service.

The determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds — The valuation of each Fund’s investment in its Underlying Funds is based on the net asset values of the Underlying Funds each business day.

Fair value measurements are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Funds’ investments. Inputs refer broadly to the assumptions that

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2015

market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. These inputs are summarized into three broad levels as follows:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Transfers between levels 1 and 2 during the year ended December 31, 2015, if any, are shown as notes on the Schedule of Investments of the individual Fund.

Significant Level 3 items at December 31, 2015 consist of $3,814,644 of equities in the Large Growth Stock Fund which were not publicly trading. The unobservable inputs used in valuing these securities include new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies and strategic events affecting the company. Significant increases (decreases) in the valuation indicated by the new rounds of financing, valuations observed through negotiated transactions between other investors in the company or changes in the market valuation of relevant peer companies would result in directionally similar changes to the fair value. Fair value determinations are reviewed and updated on a regular basis and as information becomes available, including actual purchase and sale transactions of the issue.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: market value of investment securities, assets and liabilities at the current rate of exchange; purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate the portion of realized and unrealized gains and losses on investments which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. Such fluctuations are included with net realized and unrealized gain or loss from investments.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Loan Agreements — Certain Funds may invest in loan agreements, also known as bank loans, which represent an interest in amounts owed by a borrower to a syndication of lenders. Bank loans may involve multiple loans with the same borrower under a single credit agreement (each loan, a tranche), and each tranche may have different terms and associated risks. A bank or other financial institution typically acts as the agent and administers a bank loan in accordance with the associated credit agreement. Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Funds may buy and sell bank loans in the form of either loan assignments or loan participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer. Although loan assignments continue to be administered by the agent, the buyer acquires direct rights against the borrower. In many cases, a loan assignment requires the consent of both the borrower and the agent. In contrast, a loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments that the seller is entitled to receive from the borrower; however, the seller continues to hold legal title to the loan. As a result, with loan participations, the buyer generally has no right to enforce compliance with terms of the credit agreement against the borrower, and the buyer is subject to the credit risk of both the borrower and the seller. Bank loans often have extended settlement periods, during which the fund is subject to nonperformance by the counterparty.

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2015

SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. Discounts and premiums are accreted and amortized using the effective interest method. The cost of investment securities sold is determined by using the specific identification method for both financial reporting and income tax purposes. Expenses directly attributable to a Fund are directly charged. Common expenses of the Funds are allocated using methods approved by the Board of Directors, generally based on average net assets. Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include any expenses associated with the Underlying Funds of the FOFs.

DIVIDENDS TO SHAREHOLDERS — Except for the Money Market Fund, all or a portion of each Fund’s undistributed net investment income and accumulated net realized gain on investment and foreign exchange transactions, if any, at December 31, 2015 were deemed distributed as consent dividends to each respective Fund’s shareholders in place of regular distributions. As consent dividends, shareholders of each Fund agree to treat their share of undistributed net investment income and accumulated net realized gain on investment and foreign exchange transactions, if any, at December 31, 2015, respectively, as dividend income and net capital gains for tax purposes. In the case of the Money Market Fund, dividends paid from undistributed net investment income and accumulated net realized gain on investments are declared daily and paid monthly.

Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from net investment income and net realized capital gains recorded in accordance with accounting principles generally accepted in the United States. To the extent that these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. Distributions from net realized gains may involve short-term capital gains, which are included as ordinary income for tax purposes.

The character of distributions received from Real Estate Investment Trusts (“REITs”) held by a Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Funds to estimate the character of distributions received from the underlying REITs based on historical data provided by the REITs. As of year-end, differences between the estimated and actual amounts are reflected in a Fund’s records.

3 — INVESTMENT ADVISORY AND OTHER CORPORATE SERVICES

Investment Advisory Services

Effective January 1, 2015, Independence Capital Management, Inc., the investment adviser to each series of Penn Series Funds, Inc., changed its name to Penn Mutual Asset Management, Inc. (“PMAM”). With the exception of the Money Market, Limited Maturity, Quality Bond, Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds, PMAM has entered into sub-advisory agreements to provide investment management services to each of the Funds.

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2015

Each of the Funds pay PMAM, on a monthly basis, an advisory fee based on the average daily net assets of the Fund, at the following rates pursuant to the investment advisory agreements:

Fund	Sub-Adviser	Investment Advisory Fees (As a Percentage of the Average Daily Net Assets of the Fund)
Money Market Fund	None	0.33% of the first $200,000,000; 0.31% of the next $150,000,000; 0.29% of the next $150,000,000; 0.27% over $500,000,000.
Limited Maturity Bond Fund	None	0.46% of the first $200,000,000; 0.44% of the next $150,000,000; 0.42% of the next $150,000,000; 0.40% over $500,000,000.
Quality Bond Fund	None	0.46% of the first $200,000,000; 0.44% of the next $150,000,000; 0.42% of the next $150,000,000; 0.40% over $500,000,000.
High Yield Bond Fund	T. Rowe Price Associates, Inc	0.56% of the first $250,000,000; 0.53% over $250,000,000.
Flexibly Managed Fund	T. Rowe Price Associates, Inc	0.72% of the first $500,000,000; 0.70% of the next $2,000,000,000; 0.68% of the next $1,500,000,000; 0.65% of the next $1,000,000,000; 0.62% over $5,000,000,000.
Balanced Fund	None	None
Large Growth Stock Fund	T. Rowe Price Associates, Inc	0.72% of the first $250,000,000; 0.68% of the next $250,000,000; 0.65% over $500,000,000.
Large Cap Growth Fund	Massachusetts Financial Services Company	0.55%
Large Core Growth Fund	Wells Capital Management, Inc.	0.60%
Large Cap Value Fund	Loomis, Sayles & Company, LP	0.67% of the first $150,000,000; 0.65% over $150,000,000.
Large Core Value Fund	Eaton Vance Management	0.67% of the first $150,000,000; 0.65% of the next $250,000,000; 0.60% over $400,000,000.
Index 500 Fund	SSgA Fund Management, Inc.	0.14% of the first $150,000,000; 0.13% of the next $150,000,000; 0.12% over $300,000,000.
Mid Cap Growth Fund	Ivy Investment Management Company	0.70%
Mid Cap Value Fund	Neuberger Berman Management, Inc.	0.55% of the first $250,000,000; 0.525% of the next $250,000,000; 0.50% of the next $250,000,000; 0.475% of the next $250,000,000; 0.45% of the next $500,000,000; 0.425% over $1,500,000,000.
Mid Core Value Fund	American Century Investment Management, Inc.	0.72%
SMID Cap Growth Fund	Wells Capital Management, Inc.	0.75%
SMID Cap Value Fund	Alliance Bernstein, LP	0.95%

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2015

Fund	Sub-Adviser	Investment Advisory Fees (As a Percentage of the Average Daily Net Assets of the Fund)
Small Cap Growth Fund	Janus Capital Management LLC	0.80% of the first $25,000,000; 0.75% of the next $25,000,000; 0.70% over $50,000,000.
Small Cap Value Fund	Goldman Sachs Asset Management, LP	0.75% of the first $50,000,000; 0.725% of the next $50,000,000; 0.70% over $100,000,000.
Small Cap Index Fund	SSgA Fund Management, Inc.	0.30%
Developed International Index Fund	SSgA Fund Management, Inc.	0.30%
International Equity Fund	Vontobel Asset Management, Inc.	0.86% of the first $227,000,000; 0.84% of the next $227,000,000; 0.82% over $454,000,000.
Emerging Markets Equity Fund	Morgan Stanley Investment Management, Inc.	1.18% of the first $2,500,000,000; 1.00% over $2,500,000,000.
Real Estate Securities Fund	Cohen & Steers Capital Management, Inc.	0.70%
Aggressive Allocation Fund	None	0.12% of the first $200,000,000; 0.11% of the next $150,000,000; 0.10% of the next $150,000,000; 0.09% over $500,000,000.
Moderately Aggressive Allocation Fund	None	0.12% of the first $200,000,000; 0.11% of the next $150,000,000; 0.10% of the next $150,000,000; 0.09% over $500,000,000.
Moderate Allocation Fund	None	0.12% of the first $200,000,000; 0.11% of the next $150,000,000; 0.10% of the next $150,000,000; 0.09% over $500,000,000.
Moderately Conservative Allocation Fund	None	0.12% of the first $200,000,000; 0.11% of the next $150,000,000; 0.10% of the next $150,000,000; 0.09% over $500,000,000.
Conservative Allocation Fund	None	0.12% of the first $200,000,000; 0.11% of the next $150,000,000; 0.10% of the next $150,000,000; 0.09% over $500,000,000.

For providing investment management services to the Funds, PMAM pays each sub-adviser, on a monthly basis, a sub-advisory fee.

Administrative and Corporate Services

Under an administrative and corporate services agreement, Penn Mutual serves as administrative and corporate services agent for Penn Series. Each of the Funds pays Penn Mutual, on a quarterly basis, an annual fee equal to 0.15% of the Fund’s average daily net assets.

Accounting Services

Under an accounting services agreement, BNY Mellon Investment Servicing (US), Inc. (“BNY Mellon”) serves as accounting agent for Penn Series. Each of the Funds, except the FOFs, International Equity Fund, Emerging Markets Equity

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2015

Fund and Developed International Index Fund, pays BNY Mellon, on a monthly basis, an annual fee based on the average daily net assets of the Fund equal to 0.070% for the first $100 million, 0.050% for the next $200 million, 0.030% for the next $300 million and 0.020% thereafter. With the exception of the FOFs, International Equity Fund, Emerging Markets Equity Fund, Developed International Index Fund and Money Market Fund, the minimum annual fee each Fund must pay is $27,500. The annual accounting fee for each of the FoFs shall be an asset based fee of 0.01% of FOF’s average assets, exclusive of out-of-pocket expenses. Each FOF’s minimum annual fee is $12,000. The minimum annual fee is $48,000 for each of the International Equity Fund, Emerging Markets Equity Fund and Developed International Index Fund. The Money Market Fund pays no minimum annual fee. Each of the International Equity, Emerging Markets Equity and Developed International Index Funds pay BNY Mellon 0.080% for the first $100 million, 0.060% for the next $300 million, 0.040% for the next $200 million, and 0.030% thereafter.

Transfer Agent Services

Under a transfer agency agreement, BNY Mellon serves as transfer agent for Penn Series.

Custodial Services

The Bank of New York Mellon, Inc., serves as custodian for Penn Series. In addition to transaction charges and out-of-pocket expenses, each of the Funds pay The Bank of New York Mellon, Inc., on a monthly basis, an annual custody fee of 0.007% for U.S. securities. The Bank of New York Mellon, Inc. serves as foreign custodian for Penn Series. There is a separate custody fee schedule for foreign securities.

Expenses and Limitations Thereon

Each Fund bears all expenses of its operations other than those incurred by PMAM and its sub-adviser under its respective investment advisory agreement and those incurred by Penn Mutual under its administrative and corporate services agreement. PMAM and Penn Mutual have agreed to waive fees or reimburse expenses to the extent the Fund’s total expense ratio (excluding nonrecurring account fees, fees on portfolio transactions, such as exchange fees, dividends and interest on securities sold short, Acquired Fund Fees and Expenses, service fees, interest, taxes, brokerage commissions, other capitalized expenses and other non-routine expenses or extraordinary expenses not incurred in the ordinary course of a Fund’s business, but including investment advisory and administrative and corporate services fees) exceeds the applicable expense limitation for the Fund. The expense limitations for the Funds are as follows:

Fund	Expense Limitation	Fund	Expense Limitation
Money Market	0.64%	SMID Cap Growth	1.07%
Limited Maturity Bond	0.74%	SMID Cap Value	1.26%
Quality Bond	0.73%	Small Cap Growth	1.13%
High Yield Bond	0.92%	Small Cap Value	1.02%
Flexibly Managed	0.94%	Small Cap Index	0.74%
Balanced	0.79%	Developed International Index	0.94%
Large Growth Stock	1.02%	International Equity	1.20%
Large Cap Growth	0.89%	Emerging Markets Equity	1.78%
Large Core Growth	0.90%	Real Estate Securities	1.02%
Large Cap Value	0.96%	Aggressive Allocation*	0.40%
Large Core Value	0.96%	Moderately Aggressive Allocation*	0.34%
Index 500	0.42%	Moderate Allocation*	0.34%
Mid Cap Growth	1.00%	Moderately Conservative Allocation*	0.35%
Mid Cap Value	0.83%	Conservative Allocation*	0.38%
Mid Core Value	1.11%

* For FoFs, with the exception of the Balanced Fund, the operating expense limit applies only at the Fund level and does not limit the fees indirectly incurred by the FOFs through their investments in the Underlying Funds.

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2015

Effective September 10, 2009, Penn Series, on behalf of its Money Market Fund, PMAM, and Penn Mutual, entered into an agreement whereby PMAM and Penn Mutual may temporarily and voluntarily waive fees and/or reimburse expenses in excess of their current fee waiver and expense reimbursement commitments in an effort to maintain a minimum net distribution yield for the Money Market Fund. Under the agreement, PMAM and Penn Mutual may, subject to certain minimum yield criteria, as well as a prospective three-year reimbursement period, recapture from the Money Market Fund any fees or expenses waived and/or reimbursed under this arrangement. These reimbursement payments by the Fund to PMAM and/or Penn Mutual are considered “extraordinary expenses” and are not subject to any net operating expense limitations in effect at the time of such payment. This recapture could negatively affect the Fund’s future yield.

If, at the end of each month, there is no liability of PMAM and Penn Mutual to pay the Funds such excess amount, and if payments of the advisory fee or administrative and corporate services fee at the end of prior months during the preceding three fiscal years have been reduced in excess of that required to maintain expenses within the expense limitation, such excess reduction is eligible to be recaptured by PMAM and Penn Mutual and, if recaptured, would become payable by the Funds to PMAM and Penn Mutual along with the advisory fee or administrative and corporate services fee for that month, as applicable. Penn Mutual and/or PMAM’s election not to recapture the amount of any reduction and reimbursement to which it is entitled in no way impairs the rights of Penn Mutual and/or PMAM to subsequently recapture such amount, provided that such amount remains eligible for recapture and would not cause the Fund to exceed its expense limit for that fee payment period.

As of December 31, 2015, the following Funds had waived and/or reimbursed administrative and corporate services fees that are subject to potential recapture by Penn Mutual through the periods stated below. If not recaptured, the waiver and/or reimbursed administrative and corporate services fees will expire according to the table below:

	December 31, 2016	December 31, 2017	December 31, 2018
Money Market Fund	$176,621	$220,934	$75,300
Balanced Fund	20,510	7,278	—
Large Cap Growth Fund	—	219	1,384

During the year ended December 31, 2015, previously waived administrative fees were recaptured by Penn Mutual. The recaptured fees are shown as Recaptured administrative fees on the statement of operations and are as follows:

Large Cap Growth Fund	$3,220

As of December 31, 2015, the following Funds had waived and/or reimbursed advisory fees that are subject to potential recapture by PMAM through the periods stated below. If not recaptured, the waived and/or reimbursed advisory fees will expire according to the table below:

	December 31, 2016	December 31, 2017	December 31, 2018
Money Market Fund	$247,479	$388,671	$372,994
Mid Cap Growth	—	—	1,656
SMID Cap Growth Fund	10,433	3,212	—
SMID Cap Value Fund	61,894	22,348	—
Small Cap Index Fund	85,442	31,741	—
Developed International Index Fund	329,477	72,559	—
Aggressive Allocation Fund	2,362	179	—

During the year ended December 31, 2015, previously waived advisory fees were recaptured by PMAM. The recaptured fees are shown as Recaptured advisory fees on the statement of operations and are as follows:

Emerging Markets Equity Fund	$82,846

Total fees of $338,250 were paid to Directors of Penn Series, who are not interested persons of Penn Series, for the year ended December 31, 2015. Director’s who are also employees of PMAM or its affiliates and officers of the Company receive no compensation from the Company for their services.

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2015

4 — RELATED PARTY TRANSACTIONS

Certain benefit plans of Penn Mutual own annuity contracts that are invested in the Penn Series Funds. The benefit plan assets that are invested in the Penn Series Funds at December 31, 2015 are as follows:

Money Market Fund	$28,667,100
Limited Maturity Bond Fund	31,914,035
Quality Bond Fund	40,340,599
High Yield Bond Fund	4,399,604
Flexibly Managed Fund	66,659,149
Large Growth Stock Fund	40,348,873
Large Core Value Fund	28,771,250
Index 500 Fund	19,316,007
Mid Cap Growth Fund	4,520,614
Mid Core Value Fund	4,716,251
SMID Cap Growth Fund	3,789,959
SMID Cap Value Fund	3,876,389
Small Cap Growth Fund	4,003,332
Small Cap Value Fund	7,740,848
Small Cap Index Fund	3,231,100
Developed International Index Fund	2,729,016
International Equity Fund	19,115,020
Emerging Markets Equity Fund	2,768,596

Certain Funds affect trades for security purchase and sale transactions through brokers that are affiliates of the Adviser or the sub-advisers. Commissions paid on those trades from the Funds for the year ended December 31, 2015 were as follows:

Large Growth Stock Fund	$60
Large Core Growth Fund	347
Small Cap Value Fund	3,946
Emerging Markets Equity Fund	3,622

The Funds may purchase securities from or sell to other funds that have a common adviser. These interfund transactions are primarily used for transactional cost purposes and are made pursuant to Rule 17a-7 of the Investment Company Act of 1940.

A summary of the FoF’s total long-term and short-term purchases and sales of the shares of the underlying Funds during the period ended December 31, 2015 is as follows:

Balanced Fund	Total Value at 12/31/14	Total Value at 12/31/15	Purchases	Sales Proceeds	Dividend Income	Net Realized Gain/(Loss)
Penn Series Quality Bond Fund	$32,591,121	$30,492,870	$2,849,366	$5,099,634	$—	$560,637
Penn Series Index 500 Fund	48,886,682	45,739,306	3,300,909	7,011,038	—	2,777,733

	$81,477,803	$76,232,176	$6,150,275	$12,110,672	$—	$3,338,370

Aggressive Allocation Fund	Total Value at 12/31/14	Total Value at 12/31/15	Purchases	Sales Proceeds	Dividend Income	Net Realized Gain/(Loss)
Penn Series Quality Bond Fund	$2,584,241	$1,216,144	$318,246	$1,702,273	$—	$195,182
Penn Series Flexibly Managed Fund	2,583,596	2,432,289	908,186	1,163,414	—	330,709
Penn Series Large Growth Stock Fund	2,584,241	2,432,289	257,880	666,777	—	202,960
Penn Series Large Cap Growth Fund	2,584,241	1,216,144	288,790	1,617,095	—	292,911
Penn Series Large Core Growth Fund	646,060	—	59,510	666,479	—	350,304

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2015

Aggressive Allocation Fund (continued)	Total Value at 12/31/14	Total Value at 12/31/15	Purchases	Sales Proceeds	Dividend Income	Net Realized Gain/(Loss)
Penn Series Large Cap Value Fund	$6,460,603	$6,080,722	$977,227	$1,084,270	$—	$248,242
Penn Series Large Core Value Fund	3,230,302	4,864,577	2,113,693	535,444	—	126,737
Penn Series Index 500 Fund	3,876,362	3,040,361	441,059	1,314,037	—	430,567
Penn Series Mid Cap Growth Fund	2,584,241	1,216,144	256,211	1,463,996	—	623,789
Penn Series Mid Cap Value Fund	3,230,301	3,648,433	1,324,696	588,300	—	155,710
Penn Series Mid Core Value Fund	2,584,241	3,648,433	1,565,767	474,893	—	137,427
Penn Series SMID Cap Growth Fund	1,938,181	1,824,217	852,747	1,005,537	—	428,891
Penn Series SMID Cap Value Fund	3,230,302	3,040,361	473,683	482,207	—	119,133
Penn Series Small Cap Growth Fund	1,936,820	1,824,217	863,261	1,003,182	—	79,832
Penn Series Small Cap Value Fund	2,584,241	2,432,289	364,774	379,120	—	88,210
Penn Series Small Cap Index Fund	646,060	608,072	97,303	104,625	—	38,697
Penn Series Developed International Index Fund	5,168,482	4,864,577	674,508	922,589	—	108,066
Penn Series International Equity Fund	9,044,844	8,513,011	957,855	1,790,891	—	401,759
Penn Series Emerging Markets Equity Fund	4,522,422	5,472,650	2,197,871	767,661	—	81,092
Penn Series Real Estate Securities Fund	2,584,241	2,432,289	499,680	791,182	—	382,447

	$64,604,022	$60,807,219	$15,492,947	$18,523,972	$—	$4,822,664

Moderately Aggressive Allocation Fund	Total Value at 12/31/14	Total Value at 12/31/15	Purchases	Sales Proceeds	Dividend Income	Net Realized Gain/(Loss)
Penn Series Limited Maturity Bond Fund	$9,965,445	$7,135,107	$920,828	$3,833,789	$—	$94,609
Penn Series Quality Bond Fund	29,896,336	23,783,691	3,081,660	9,362,881	—	1,640,625
Penn Series High Yield Bond Fund	7,474,084	7,135,107	704,265	809,368	—	149,418
Penn Series Flexibly Managed Fund	9,962,957	14,270,215	4,943,290	1,252,091	—	250,618
Penn Series Large Growth Stock Fund	7,474,084	7,135,107	2,747,253	3,744,834	—	1,871,467
Penn Series Large Cap Growth Fund	7,474,084	4,756,738	500,842	3,207,197	—	650,008
Penn Series Large Core Growth Fund	2,491,361	—	113,820	2,454,911	—	1,457,778
Penn Series Large Cap Value Fund	22,422,252	19,026,953	2,369,070	4,937,818	—	1,223,881

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2015

Moderately Aggressive Allocation Fund (continued)	Total Value at 12/31/14	Total Value at 12/31/15	Purchases	Sales Proceeds	Dividend Income	Net Realized Gain/(Loss)
Penn Series Large Core Value Fund	$9,965,445	$19,026,953	$9,748,935	$1,089,159	$—	$274,115
Penn Series Index 500 Fund	14,948,168	9,513,476	639,649	6,055,084	—	3,057,871
Penn Series Mid Cap Growth Fund	7,474,084	4,756,738	797,961	3,111,002	—	1,596,559
Penn Series Mid Cap Value Find	12,456,806	11,891,846	1,786,308	1,398,703	—	349,462
Penn Series Mid Core Value Fund	9,965,445	11,891,845	3,053,031	1,080,064	—	316,336
Penn Series SMID Cap Growth Fund	4,982,723	4,756,738	2,743,852	2,647,349	—	1,462,313
Penn Series SMID Cap Value Fund	7,474,084	9,513,476	3,470,753	830,518	—	245,309
Penn Series Small Cap Growth Fund	7,468,837	4,756,738	540,982	3,503,091	—	407,521
Penn Series Small Cap Value Fund	7,474,084	7,135,107	732,001	677,826	—	185,331
Penn Series Small Cap Index Fund	4,982,722	4,756,738	534,777	528,606	—	165,937
Penn Series Developed International Index Fund	17,439,529	16,648,584	1,527,791	2,161,722	—	283,152
Penn Series International Equity Fund	27,404,974	28,540,429	3,153,506	3,073,282	—	651,342
Penn Series Emerging Markets Equity Fund	12,456,807	14,270,214	4,448,875	1,333,991	—	129,078
Penn Series Real Estate Securities Fund	7,474,084	7,135,107	1,099,399	1,838,137	—	939,455

	$249,128,395	$237,836,907	$49,658,848	$58,931,423	$—	$17,402,186

Moderate Allocation Fund	Total Value at 12/31/14	Total Value at 12/31/15	Purchases	Sales Proceeds	Dividend Income	Net Realized Gain/(Loss)
Penn Series Money Market Fund	$7,260,351	$3,407,652	$464,128	$4,316,827	$540	$—
Penn Series Limited Maturity Bond Fund	25,411,016	20,445,739	1,799,604	6,980,094	—	473,922
Penn Series Quality Bond Fund	87,123,486	85,190,580	10,649,914	12,923,421	—	1,677,735
Penn Series High Yield Bond Fund	18,150,726	13,630,493	1,124,607	5,305,668	—	277,837
Penn Series Flexibly Managed Fund	21,775,433	23,853,363	3,683,124	2,806,811	—	1,034,797
Penn Series Large Growth Stock Fund	7,260,290	6,815,247	227,765	1,408,558	—	706,127
Penn Series Large Cap Growth Fund	10,890,436	3,407,623	411,737	7,494,614	—	1,335,874
Penn Series Large Cap Value Fund	21,780,871	20,445,739	2,282,146	2,737,980	—	754,850
Penn Series Large Core Value Fund	10,890,436	20,445,739	11,055,013	2,125,399	—	874,796
Penn Series Index 500 Fund	18,150,726	10,222,870	799,316	8,689,240	—	4,832,927

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2015

Moderate Allocation Fund (continued)	Total Value at 12/31/14	Total Value at 12/31/15	Purchases	Sales Proceeds	Dividend Income	Net Realized Gain/(Loss)
Penn Series Mid Cap Growth Fund	$7,260,290	$6,815,246	$736,906	$805,820	$—	$172,046
Penn Series Mid Cap Value Fund	10,890,436	10,222,870	1,411,408	1,272,706	—	312,787
Penn Series Mid Core Value Fund	10,890,436	17,038,116	7,496,589	1,504,347	—	528,905
Penn Series SMID Cap Growth Fund	3,630,145	3,407,623	3,675,698	3,468,502	—	1,857,942
Penn Series SMID Cap Value Fund	10,890,436	6,815,246	484,888	3,921,240	—	2,191,434
Penn Series Small Cap Growth Fund	7,255,194	3,407,623	403,234	4,581,343	—	572,902
Penn Series Small Cap Value Fund	7,260,291	10,222,870	4,054,309	823,780	—	352,549
Penn Series Small Cap Index Fund	7,260,290	6,815,246	748,843	871,822	—	355,369
Penn Series Developed International Index Fund	18,150,726	17,038,116	1,521,977	2,502,583	—	343,328
Penn Series International Equity Fund	32,671,307	30,668,609	994,010	4,140,907	—	917,425
Penn Series Emerging Markets Equity Fund	10,890,436	13,630,493	5,072,807	1,228,803	—	109,407
Penn Series Real Estate Securities Fund	7,260,290	6,815,247	895,889	1,735,943	—	880,267

	$363,004,048	$340,762,350	$59,993,912	$81,646,408	$540	$20,563,227

Moderately Conservative Allocation Fund	Total Value at 12/31/14	Total Value at 12/31/15	Purchases	Sales Proceeds	Dividend Income	Net Realized Gain/(Loss)
Penn Series Money Market Fund	$2,139,849	$1,013,492	$275,960	$1,402,317	$162	$—
Penn Series Limited Maturity Bond Fund	17,118,652	15,202,256	2,098,943	4,153,861	—	126,544
Penn Series Quality Bond Fund	35,307,220	34,458,447	6,281,619	7,272,623	—	624,395
Penn Series High Yield Bond Fund	6,419,494	6,080,903	1,030,318	1,177,741	—	129,851
Penn Series Flexibly Managed Fund	7,487,540	8,107,870	1,830,637	1,622,999	—	457,806
Penn Series Large Growth Stock Fund	1,069,916	1,013,484	134,170	300,755	—	128,385
Penn Series Large Cap Growth Fund	2,139,831	1,013,484	227,414	1,294,288	—	205,603
Penn Series Large Cap Value Fund	5,349,579	5,067,419	1,051,884	1,121,053	—	232,795
Penn Series Large Core Value Fund	2,139,831	5,067,419	3,457,969	727,631	—	277,044
Penn Series Index 500 Fund	3,209,747	2,026,967	369,296	1,519,065	—	739,973
Penn Series Mid Cap Value Fund	3,209,747	2,026,967	403,475	1,345,084	—	295,920

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2015

Moderately Conservative Allocation Fund (continued)	Total Value at 12/31/14	Total Value at 12/31/15	Purchases	Sales Proceeds	Dividend Income	Net Realized Gain/(Loss)
Penn Series Mid Core Value Fund	$2,139,831	$3,040,451	$1,358,725	$475,931	$—	$153,465
Penn Series SMID Cap Growth Fund	1,069,916	1,010,545	203,866	1,269,265	—	645,897
Penn Series SMID Cap Value Fund	2,139,831	1,013,484	233,828	1,230,081	—	680,963
Penn Series Small Cap Growth Fund	1,069,165	—	100,456	1,139,402	—	(30,970)
Penn Series Small Cap Value Fund	1,069,916	2,026,967	1,229,587	249,239	—	(5,291)
Penn Series Small Cap Index Fund	1,069,916	1,013,484	211,291	221,143	—	74,100
Penn Series Developed International Index Fund	4,279,663	3,040,451	446,171	1,625,752	—	407,196
Penn Series International Equity Fund	5,349,579	6,080,902	1,658,792	1,171,910	—	216,367
Penn Series Emerging Markets Equity Fund	1,069,916	2,026,968	1,269,326	205,415	—	(3,489)
Penn Series Real Estate Securities Fund	2,139,832	2,026,967	433,647	661,053	—	189,229

	$106,988,971	$102,358,927	$24,307,374	$30,186,608	$162	$5,545,783

Conservative Allocation Fund	Total Value at 12/31/14	Total Value at 12/31/15	Purchases	Sales Proceeds	Dividend Income	Net Realized Gain/(Loss)
Penn Series Money Market Fund	$3,852,277	$3,014,197	$526,970	$1,365,050	$279	—
Penn Series Limited Maturity Bond Fund	14,124,897	12,659,521	1,824,028	3,395,643	—	101,646
Penn Series Quality Bond Fund	26,323,672	26,524,710	5,389,953	5,270,423	—	262,963
Penn Series High Yield Bond Fund	5,136,326	4,219,840	827,280	1,634,189	—	315,050
Penn Series Flexibly Managed Fund	5,135,044	4,822,674	708,981	1,281,508	—	435,316
Penn Series Large Cap Growth Fund	1,284,081	—	71,281	1,329,804	—	271,220
Penn Series Large Cap Value Fund	1,284,081	1,808,503	905,735	365,200	—	53,631
Penn Series Large Core Value Fund	642,041	2,411,337	2,094,535	401,070	—	161,633
Penn Series Index 500 Fund	1,284,081	602,834	133,791	793,170	—	452,902
Penn Series Mid Cap Value Fund	1,284,082	600,956	143,891	1,336,134	—	383,522
Penn Series Mid Core Value Fund	642,041	1,205,669	737,334	193,767	—	72,213
Penn Series Developed International Index Fund	1,926,122	1,205,669	753,844	1,427,954	—	405,310
Penn Series International Equity Fund	1,284,082	1,808,503	811,979	364,621	—	113,277

	$64,202,827	$60,884,413	$14,929,602	$19,158,533	$279	$3,028,683

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2015

5 — PURCHASES AND SALES OF SECURITIES

During the year ended December 31, 2015, the Funds made the following purchases and sales of portfolio securities, other than short-term securities:

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
Limited Maturity Bond Fund	$38,637,938	$35,895,486	$226,887,015	$263,522,957
Quality Bond Fund	139,874,667	161,678,518	591,442,089	575,031,482
High Yield Bond Fund	—	—	134,006,411	131,274,894
Flexibly Managed Fund	—	—	1,984,016,279	2,161,957,730
Balanced Fund	—	—	6,150,275	12,110,672
Large Growth Stock Fund	—	—	109,420,110	125,451,049
Large Cap Growth Fund	—	—	15,526,049	28,454,890
Large Core Growth Fund	—	—	148,296,645	163,046,798
Large Cap Value Fund	—	—	41,532,175	53,020,741
Large Core Value Fund	—	—	200,870,480	187,965,369
Index 500 Fund	—	—	11,926,979	25,170,882
Mid Cap Growth Fund	—	—	52,888,371	63,236,430
Mid Cap Value Fund	—	—	72,291,380	76,881,211
Mid Core Value Fund	—	—	67,886,548	66,401,575
SMID Cap Growth Fund	—	—	60,487,453	59,382,384
SMID Cap Value Fund	—	—	34,692,004	38,757,064
Small Cap Growth Fund	—	—	25,174,161	39,850,173
Small Cap Value Fund	—	—	110,392,554	115,120,054
Small Cap Index Fund	—	—	12,367,996	12,181,700
Developed International Index Fund	—	—	6,336,657	1,774,878
International Equity Fund	—	—	102,316,405	114,321,765
Emerging Markets Equity Fund	—	—	67,710,032	61,123,756
Real Estate Securities Fund	—	—	82,706,729	87,943,428
Aggressive Allocation Fund	—	—	15,492,947	18,523,972
Moderately Aggressive Allocation Fund	—	—	49,658,848	58,931,423
Moderate Allocation Fund	—	—	59,993,372	81,646,408
Moderately Conservative Allocation Fund	—	—	24,307,213	30,186,608
Conservative Allocation Fund	—	—	14,929,324	19,158,532
6 — FEDERAL INCOME TAXES

Each Fund has qualified and intends to continue to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code for federal income tax purposes. As such, each Fund is required to distribute all investment company taxable income and net capital gains, if any, to its shareholders in order to avoid the imposition of entity-level federal, state, and local income taxes as well as an entity-level excise tax. Except for the Money Market Fund, to the extent any Fund had undistributed investment company taxable income and net capital gains at December 31, 2015, such undistributed investment company taxable income and net capital gains were deemed distributed as consent dividends in place of regular distributions. Accordingly, no provision has been made for federal, state, or local income and excise taxes.

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law. The Act amended several tax rules impacting the Funds. Some highlights of the enacted provisions are as follows:

The Act allows for capital losses occurring in the taxable years beginning after December 22, 2010 (“post-enactment losses”) to be carried forward indefinitely. However, the Act requires any future gains to be first offset by post-enactment losses before using capital losses incurred in the taxable years beginning prior to the effective date of the Act (“pre-enactment losses”). As a result of this ordering rule, pre-enactment loss carryforwards have an increased likelihood to expire unused. Furthermore, post-enactment losses will retain their character as either long-term capital losses or short-term capital losses rather than being considered all short-term capital losses as under previous law.

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2015

The Act provides that a RIC may elect for any taxable year to treat any portion of any qualified late-year loss for such taxable year as arising on the first day of the following taxable year. The term “qualified late-year loss” means any post-October capital loss and any late-year ordinary loss.

The Act also contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests.

Reclassification of Capital Accounts:

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital or accumulated net realized gain or net investment income, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of December 31, 2015, primarily attributable to consent dividends, reclass of capital gains tax income recognized from pass-through entities, the disallowance of net operating losses, the tax treatment of Passive Foreign Investment Companies, the redesignation of dividend distributions, the reclassification of net foreign currency exchange gains or losses and the reclassification of paydown losses were reclassed between the following accounts:

	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains	Increase (Decrease) Paid-in Capital
Limited Maturity Bond	$(2,343,752)	$(569,803)	$2,913,555
Quality Bond Fund	(13,607,990)	(10,955,844)	24,563,834
High Yield Bond Fund	(10,964,355)	(878,211)	11,842,566
Flexibly Managed Fund	(35,213,788)	(298,595,307)	333,809,095
Balanced Fund	170,857	(3,201,498)	3,030,641
Large Growth Stock Fund	903,525	(32,479,610)	31,576,085
Large Cap Growth Fund	(201,719)	(5,035,581)	5,237,300
Large Core Growth Fund	243,051	(10,422,157)	10,179,106
Large Cap Value Fund	(2,607,630)	(10,201,067)	12,808,697
Large Core Value Fund	(2,942,370)	(18,600,355)	21,542,725
Index 500 Fund	(7,345,117)	(7,396,578)	14,741,695
Mid Cap Growth Fund	36,713	(6,035,586)	5,998,873
Mid Cap Value Fund	(1,537,384)	(28,952,832)	30,490,216
Mid Core Value Fund	(933,784)	(7,930,300)	8,864,084
SMID Cap Growth Fund	427,475	(4,832,551)	4,405,076
SMID Cap Value Fund	16,640	(5,307,397)	5,290,757
Small Cap Growth Fund	471,098	(8,576,331)	8,105,233
Small Cap Value Fund	(1,478,773)	(13,868,118)	15,346,891
Small Cap Index Fund	(462,337)	(3,589,917)	4,052,254
Developed International Index Fund	(2,163,776)	41,291	2,122,485
International Equity Fund	(4,625,165)	(517,478)	5,142,643
Emerging Markets Equity Fund	(347,030)	(80,801)	427,831
Real Estate Securities Fund	(1,962,589)	(13,407,348)	15,369,937
Aggressive Allocation Fund	219,440	(4,836,094)	4,616,654
Moderately Aggressive Allocation Fund	803,621	(16,990,837)	16,187,216
Moderate Allocation Fund	1,138,722	(20,357,981)	19,219,259
Moderalely Conservative Allocation Fund	352,296	(5,316,442)	4,964,146
Conservative Allocation Fund	214,379	(2,896,979)	2,682,600

These reclassifications had no effect on net assets or net asset value per share.

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2015

Tax character of distributions:

The tax character of dividends and distributions declared and paid or deemed distributed during the years ended December 31, 2015 and 2014 were as follows:

	Ordinary Income and Short-Term Capital Gains		Long-Term Capital Gains		Total
		2014		2014		2014
Money Market Fund	$11,728	$13,590	$—	$—	$11,728	$13,590
Limited Maturity Bond Fund	2,913,555	1,732,444	—	519,805	2,913,555	2,252,249
Quality Bond Fund	18,851,832	13,678,658	5,712,002	6,445,953	24,563,834	20,124,611
High Yield Bond Fund	11,842,565	12,356,614	—	598,520	11,842,565	12,955,134
Flexibly Managed Fund	83,145,583	117,363,812	250,663,512	253,958,645	333,809,095	371,322,457
Balanced Fund	1,736,535	1,447,124	4,308,714	2,025,883	6,045,249	3,473,007
Large Growth Stock Fund	—	1,456,751	32,483,632	35,677,081	32,483,632	37,133,832
Large Cap Growth Fund	215,596	1,359,763	5,021,704	1,871,834	5,237,300	3,231,597
Large Core Growth Fund	—	446,222	10,422,157	16,678,687	10,422,157	17,124,909
Large Cap Value Fund	2,607,630	7,987,988	10,201,067	8,122,500	12,808,697	16,110,488
Large Core Value Fund	5,810,205	2,444,387	15,732,524	30,222,954	21,542,729	32,667,341
Index 500 Fund	7,365,475	6,829,576	7,376,220	—	14,741,695	6,829,576
Mid Cap Growth Fund	3,579,096	7,378,374	2,419,772	21,812,142	5,998,868	29,190,516
Mid Cap Value Fund	3,582,629	3,225,211	26,907,782	14,313,536	30,490,411	17,538,747
Mid Core Value Fund	3,527,900	5,488,235	5,336,338	3,579,477	8,864,238	9,067,712
SMID Cap Growth Fund	—	—	4,762,153	7,095,131	4,762,153	7,095,131
SMID Cap Value Fund	110,136	1,251,210	5,180,621	6,958,220	5,290,757	8,209,430
Small Cap Growth Fund	213,113	2,658,817	7,892,122	2,483,401	8,105,235	5,142,218
Small Cap Value Fund	1,957,827	6,601,797	13,389,064	20,979,162	15,346,891	27,580,959
Small Cap Index Fund	733,578	872,014	3,318,676	3,192,013	4,052,254	4,064,027
Developed International Index Fund	2,122,485	3,193,128	—	—	2,122,485	3,193,128
International Equity Fund	5,142,643	9,095,358	—	—	5,142,643	9,095,358
Emerging Markets Equity Fund	427,831	473,407	—	—	427,831	473,407
Real Estate Securities Fund	4,122,694	3,376,987	11,247,243	8,332,542	15,369,937	11,709,529
Aggressive Allocation Fund	886,647	1,468,137	7,798,589	4,096,219	8,685,236	5,564,356
Moderately Aggressive Allocation Fund	4,394,203	6,147,670	27,334,592	13,387,233	31,728,795	19,534,903
Moderate Allocation Fund	7,572,549	8,627,023	31,886,947	18,454,127	39,459,496	27,081,150
Moderately Conservative Allocation Fund	2,399,500	2,549,865	8,096,434	5,487,908	10,495,934	8,037,773
Conservative Allocation Fund	1,542,898	1,419,532	3,883,603	1,835,238	5,426,501	3,254,770

Short-term gain distributions to shareholders are treated as ordinary income for tax purposes.

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2015

Capital loss carryforwards:

At December 31, 2015, the following Funds had capital loss carryforwards (pre-enactment losses) available to offset future realized capital gains through the indicated expiration dates:

	Expires on December 31,
	2017	2018	Total
International Equity Fund	—	$5,284,998	$5,284,998
Emerging Markets Equity Fund	$4,867,907	—	4,867,907

At December 31, 2015, the following Funds had capital loss carryforwards (post-enactment losses) available to offset future realized capital gains:

	Short-Term Capital Loss	Long-Term Capital Loss
High Yield Bond Fund	$4,636,015	$1,271,754
Developed International Index Fund	172,355	2,631,345
International Equity Fund	1,942,102	—
Emerging Markets Equity Fund	4,872,058	2,999,643

During the year ended December 31, 2015, the following Fund utilized capital loss carryforwards to offset realized capital gains for federal income tax purposes in the following approximate amounts:

Index 500 Fund	$2,434,673

Qualified Late-Year Losses:

The following Funds elected to treat the qualified late-year losses as having occurred on January 1, 2016:

	Late-Year Ordinary Losses	Late-Year Capital Losses
Limited Maturity Bond Fund	—	$467,149
High Yield Bond Fund	—	2,008,812
Mid Cap Growth Fund	$312	—
Mid Cap Value Fund	—	2,641,763
SMID Cap Growth Fund	—	583,236
SMID Cap Value Fund	—	74,488
Developed International Index Fund	25,856	66,729
International Equity Fund	168,175	—
Emerging Markets Equity Fund	—	118,627

Tax cost of securities:

At June 30, 2015, the total cost of securities and net realized gains or losses on securities sold for federal income tax purposes were different from amounts reported for financial reporting purposes. The federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by each Fund at December 31, 2015 were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Money Market Fund	$133,297,998	—	—	—
Limited Maturity Bond Fund	188,380,009	$131,128	$(1,772,630)	$(1,641,502)
Quality Bond Fund	548,036,595	3,459,658	(13,125,759)	(9,666,101)
High Yield Bond Fund	182,654,280	1,744,781	(15,482,469)	(13,737,688)
Flexibly Managed Fund	3,030,310,782	382,223,165	(92,292,201)	289,930,964

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2015

	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Balanced Fund	$50,182,233	$30,223,064	$(3,718,303)	$26,504,761
Large Growth Stock Fund	215,143,247	91,431,909	(5,365,698)	86,066,211
Large Cap Growth Fund	39,470,246	7,013,040	(2,386,441)	4,626,599
Large Core Growth Fund	90,192,347	24,088,891	(1,927,070)	22,161,821
Large Cap Value Fund	190,027,987	36,999,610	(17,837,078)	19,162,532
Large Core Value Fund	191,047,032	20,391,298	(8,926,500)	11,464,798
Index 500 Fund	265,129,731	180,455,293	(19,596,753)	160,858,540
Mid Cap Growth Fund	113,755,621	12,673,825	(14,684,358)	(2,010,533)
Mid Cap Value Fund	164,478,880	22,143,087	(22,118,880)	24,207
Mid Core Value Fund	91,690,264	5,839,338	(6,406,368)	(567,030)
SMID Cap Growth Fund	50,713,502	7,573,595	(2,370,886)	5,202,709
SMID Cap Value Fund	62,551,155	10,007,081	(5,175,746)	4,831,335
Small Cap Growth Fund	78,618,663	20,355,941	(7,080,406)	13,275,535
Small Cap Value Fund	203,536,336	37,334,304	(14,752,689)	22,581,615
Small Cap Index Fund	53,793,711	19,456,757	(7,790,726)	11,666,031
Developed International Index Fund	84,032,380	31,738,521	(18,856,927)	12,881,594
International Equity Fund	301,194,207	105,787,022	(30,386,396)	75,400,626
Emerging Markets Equity Fund	133,475,418	28,664,392	(24,167,307)	4,497,085
Real Estate Securities Fund	123,531,689	18,690,926	(3,366,409)	15,324,517
Aggressive Allocation Fund	45,147,351	16,788,129	(714,157)	16,073,972
Moderately Aggressive Allocation Fund	174,232,734	67,228,668	(2,404,978)	64,823,690
Moderate Allocation Fund	258,222,856	85,344,627	(1,646,583)	83,698,044
Moderately Conservative Allocation Fund	80,772,799	22,041,985	(587,990)	21,453,995
Conservative Allocation Fund	51,472,671	10,009,222	(278,611)	9,730,611

The differences between book basis and tax basis appreciation are primarily due to wash sales, Passive Foreign Investment Companies, Partnership Investments, Trust Preferred Securities, real estate investment trust adjustments, and the treatment of certain corporate actions.

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

7 — DERIVATIVE FINANCIAL INSTRUMENTS

The Funds may trade derivative financial instruments in the normal course of investing activities to assist in managing exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts.

The notional or contractual amounts of these instruments represent the investment the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2015

Futures Contracts — A futures contract is a standardized contract between two parties to buy or sell a specified asset at a specified future date at a price agreed today (the future price). The party agreeing to buy the underlying asset in the future assumes a long position. The price is determined by the instantaneous equilibrium between the forces of supply and demand among competing buy and sell orders on the exchange at the time of the purchase or sale of the contract.

To the extent permitted by the investment objective, restrictions and policies set forth in the Funds’ Prospectus and Statement of Additional Information, the Funds may participate in various derivative-based transactions. The Index 500, Developed International Index and Small Cap Index Funds employ futures to maintain market exposure and otherwise assist in attempting to replicate the performance of their respective indices. These derivatives offer unique characteristics and risks that assist the Funds in meeting their investment objectives. The Funds typically use derivatives in two ways: cash equitization and return enhancement. Cash equitization is a technique that may be used by the Funds through the use of futures contracts to earn “market-like” returns with the Funds’ excess and liquidity reserve cash balances and receivables. Return enhancement can be accomplished through the use of derivatives in the Funds. By purchasing these instruments, the Funds may more effectively achieve the desired fund characteristics that assist in meeting the Funds’ investment objectives.

Futures contracts involve a number of risks, such as possible default by the counterparty to the transaction, credit risk with respect to initial and variation margins held in a brokerage account, market movement and the potential of greater loss than if these techniques had not been used by a Fund. These investments can also increase the Fund’s share price and expose the Fund to significant additional costs.

The Limited Maturity Bond, Quality Bond, Index 500, Small Cap Index and Developed International Index Funds have entered into futures contracts during the year ended December 31, 2015. Open futures contracts held by the Limited Maturity Bond, Quality Bond, Index 500, Developed International Index and Small Cap Index Funds at December 31, 2015 were as follows:

Fund	Type	Futures Contact	Expiration Date	Number Of Contracts	Units per Contract	Closing Price	Unrealized Appreciation (Depreciation)
Limited Maturity Bond	Buy/Long	US Treasury Note	3/31/2016	300	1,000	$109	$(98,436)
Limited Maturity Bond	Sell/Short	US Treasury Note	3/31/2016	(60)	1,000	118	16,406
Limited Maturity Bond	Sell/Short	US Treasury Note	3/31/2016	(20)	1,000	126	7,343

							$(74,687)

Quality Bond	Buy/Long	US Treasury Note	3/31/2016	70	1,000	118	(19,688)
Quality Bond	Buy/Long	US Treasury Note	3/31/2016	100	1,000	118	(28,907)
Quality Bond	Buy/Long	US Treasury Note	3/31/2016	50	2,000	109	(13,281)
Quality Bond	Sell/Short	US Treasury Note	3/31/2016	(210)	1,000	126	77,110
Quality Bond	Sell/Short	US Treasury Long Bond	3/21/2016	(15)	1,000	154	22,500
Quality Bond	Sell/Short	US Treasury Ultra Bond	3/21/2016	(95)	1,000	159	(89,062)

							$(51,328)

Index 500	Buy/Long	E-Mini S&P 500 Index	3/14/2016	48	50	2,035	(4,293)

							$(4,293)

Small Cap Index	Buy/Long	Russell 2000 Mini Index	3/18/2016	11	100	1,132	26,266

							$26,266

Developed International Index	Buy/Long	E-Mini MSCI EAFE Index	3/18/2016	15	50	1,698	22,091

							$22,091

The total market value of futures contracts held in the Limited Maturity Bond, Quality Bond, Index 500, Developed International Index and Small Cap Index Funds as of December 31, 2015 are classified as Level 1.

Options — An option establishes a contract between two parties concerning the buying or selling of an asset at a reference price. The buyer of the option gains the right, but not the obligation, to engage in some specific transaction on the

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2015

asset, while the seller incurs the obligation to fulfill the transaction if so requested by the buyer. The price of an option derives from the difference between the reference price and the value of the underlying asset plus a premium based on the time remaining until the expiration of the option. The Funds may buy and sell options, or write options.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operation.

The Flexibly Managed and Mid Cap Growth Funds received premiums for options written. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk that there may be an illiquid market where the Funds are unable to close the contract.

Transactions in options written during the year ended December 31, 2015 for the Flexibly Managed and Mid Cap Growth Funds were as follows:

Flexibly Managed Fund	Number of Contracts/ Notional Amount	Premium Received
Options outstanding at December 31, 2014	49,048	$13,029,989
Options written	32,071	9,462,789
Options repurchased	(20,228)	(6,010,312)
Options expired	(10,038)	(3,323,652)
Options exercised	(20,476)	(4,214,038)
Options split	1,059	—

Options outstanding at December 31, 2015	31,436	$8,944,776

Mid Cap Growth Fund	Number of Contracts/ Notional Amount	Premium Received
Options outstanding at December 31, 2014	256	$44,824
Options written	1,856	1,180,216
Options repurchased	(952)	(677,844)
Options expired	(877)	(132,941)
Options exercised	(209)	(105,089)
Options non-taxable merger exchanged in	74	309,166
Options non-taxable merger exchanged out	(74)	(309,166)

Options outstanding at December 31, 2015	74	$309,166

The total market value of written options held in the Flexibly Managed and Mid Cap Growth Funds as of December 31, 2015 can be found on the Schedule of Investments.

Forward Foreign Currency Contracts — A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each Fund as an unrealized gain or loss. When the contract is closed or offset with the same counterparty, the Fund records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2015

The High Yield Bond, Mid Core Value and Emerging Markets Equity Funds entered into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. The Funds hedge currencies in times of base currency weakness in order to reduce the volatility of returns for the local securities which the Fund owns.

Foreign forward currency contracts involve a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent the portfolio manager’s judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used. For example, there may be an imperfect correlation between the Fund’s portfolio holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. An imperfect correlation of this type may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. These investment techniques also tend to limit any potential gain that might result from an increase in the value of the hedged position. These investments can also increase the volatility of the Fund’s share price and expose the Fund to significant additional costs.

Open forward foreign currency contracts held by the High Yield Bond Fund at December 31, 2015 were as follows:

	Currency	Counterparty	Settlement Date	Foreign Currency Contract	Forward Rate	U.S. Contract Amount	U.S. Contract Value	Unrealized Foreign Exchange Gain/(Loss)
Buy	Canadian Dollar	JP Morgan Chase	03/31/2016	38,000	1.38337	$27,457	$27,469	$12
Sell	Canadian Dollar	BAML	03/31/2016	(206,704)	1.38337	(150,512)	(149,421)	1,091
Sell	Canadian Dollar	BNYMellon	03/31/2016	(102,332)	1.38337	(74,659)	(73,973)	686
Sell	Canadian Dollar	BNYMellon	03/31/2016	(31,000)	1.38337	(22,206)	(22,409)	(203)
Sell	Canadian Dollar	Royal Bank of Canada	03/31/2016	(154,400)	1.38337	(113,584)	(111,612)	1,972
Sell	Euro	BNYMellon	03/15/2016	(111,798)	0.92017	(122,548)	(121,732)	816
Sell	Euro	Citigroup	03/15/2016	(8,134,390)	0.92017	(8,947,765)	(8,857,206)	90,559
Sell	Euro	Morgan Stanley	03/15/2016	(100,000)	0.92017	(109,696)	(108,886)	810
Sell	Euro	State Street	03/15/2016	(106,542)	0.92017	(116,639)	(116,009)	630
Buy	Pounds Sterling	BNYMellon	01/13/2016	9,625	0.67833	14,871	14,190	(681)
Buy	Pounds Sterling	BNYMellon	01/13/2016	4,453	0.67833	6,625	6,565	(60)
Sell	Pounds Sterling	BNYMellon	01/13/2016	(143,000)	0.67833	(221,078)	(210,820)	10,258
Sell	Pounds Sterling	Credit Suisse	01/13/2016	(2,805,000)	0.67833	(4,295,156)	(4,135,309)	159,847
Sell	Pounds Sterling	HSBC	01/13/2016	(100,000)	0.67833	(151,790)	(147,426)	4,364
Sell	Swiss Francs	UBS	02/12/2016	(601,787)	1.00160	(603,141)	(601,932)	1,209

	Total							$271,310

Open forward foreign currency contracts held by the Mid Core Value Fund at December 31, 2015 were as follows:

	Currency	Counterparty	Settlement Date	Foreign Currency Contract	Forward Rate	U.S. Contract Amount	U.S. Contract Value	Unrealized Foreign Exchange Gain/(Loss)
Sell	Canadian Dollar	JP Morgan Chase	01/29/2016	(1,905,734)	1.38370	$(1,366,803)	$(1,377,358)	$(10,555)
Sell	Canadian Dollar	JP Morgan Chase	01/29/2016	(90,436)	1.38370	(65,193)	(65,362)	(169)
Sell	Euro	UBS	01/29/2016	(743,292)	0.92017	(814,901)	(808,352)	6,549
Sell	Japanese Yen	Credit Suisse	01/29/2016	(40,506,985)	120.19500	(335,245)	(337,214)	(1,969)

	Total							$(6,144)

Open forward foreign currency contracts held by the Emerging Markets Equity Fund at December 31, 2015 were as follows:

	Currency	Counterparty	Settlement Date	Foreign Currency Contract	Forward Rate	U.S. Contract Amount	U.S. Contract Value	Unrealized Foreign Exchange Gain/(Loss)
Sell	Euro	UBS	01/21/2016	(3,579,169)	0.92017	$(3,911,602)	$(3,891,690)	$19,912

	Total							$19,912

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2015

The total market value of forward foreign currency contracts held in the High Yield Bond, Mid Core Value and Emerging Markets Equity Funds as of December 31, 2015 are classified as Level 2.

The following is a summary of the location of derivatives on the Funds’ Statements of Assets and Liabilities as of December 31, 2015:

Location on the Statements of Assets and Liabilities
Derivative Type	Asset Derivatives	Liability Derivatives
Equity contracts	Investments at value Net unrealized appreciation in value of investments, futures contracts and foreign currency related items*	Call options written, at value Net unrealized appreciation in value of investments, futures contracts and foreign currency related items*
Interest rate contracts	Net unrealized appreciation in value of investments, futures contracts and foreign currency related items*	Net unrealized appreciation in value of investments, futures contracts and foreign currency contracts*
Foreign currency contracts	Net unrealized appreciation of forward foreign currency contracts	Net unrealized depreciation of forward foreign currency contracts

* Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes. Only current day’s variation margin is reported with the Statements of Assets and Liabilities.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities. The following is a summary of the gross amount of each Fund’s derivative instrument holdings categorized by primary risk exposure as of December 31, 2015:

	Asset Derivative Value			Liability Derivative Value
	Equity contracts	Foreign exchange contracts	Interest rate contracts	Equity contracts	Foreign exchange contracts	Interest rate contracts
Limited Maturity Bond Fund	$—	$—	$23,749	$—	$—	$(98,436)
Quality Bond Fund	—	—	99,610	—	—	(150,938)
High Yield Bond Fund	—	272,254	—	—	(944)	—
Flexibly Managed Fund	—	—	—	(10,736,246)	—	—
Index 500 Fund	—	—	—	(4,293)	—	—
Mid Cap Growth Fund	—	—	—	(58,460)	—	—
Mid Core Value Fund	—	6,549	—	—	(12,693)	—
Small Cap Index Fund	26,266	—	—	—	—	—
Developed International Index Fund	22,091	—	—	—	—	—
Emerging Markets Equity Fund	—	19,912	—	—	—	—

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may participate in International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement” or “ISDA”) with derivative contract counterparties or enter into similar agreements covering

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2015

foreign exchange contracts (“Fx Letters”). An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs over-the-counter (“OTC”) traded derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Also, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. An Fx Letter is also a bilateral agreement between a Fund and a counterparty and is limited to cover only foreign exchange contracts. Fx Letters typically contain netting provisions covering events of default and do not require collateral to be posted. ISDAs and Fx Letters containing netting provisions may be referred to as Master Netting Agreements (“MNA”).

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker for OTC traded derivatives or by the clearing house for exchange traded derivatives. Brokers can ask for margining in excess of the minimum in certain circumstances. Collateral terms are contract specific for OTC derivatives (foreign currency exchange contracts and options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

The following table presents derivative assets and liabilities net of amounts available for offset under a MNA and, as applicable, the related collateral and potential loss exposure to each Fund as of December 31, 2015:

		Gross Amounts Presented on Statements of Assets and Liabilities
Fund and Counterparty	Form of Master Netting Agreement	Value of Asset	Value of Liability	Net Amount Due (to)/from Counterparty	Collateral Pledged (Received) by Fund	Loss Exposure, After Collateral (not less than $0)
High Yield Fund
Bank of New York Mellon	Fx Letter	$11,760	$(944)	$10,816	—	$10,816
Bank of America Merrill Lynch	Fx Letter	1,091	—	1,091	—	1,091
Citigroup	Fx Letter	90,559	—	90,559	—	90,559
Credit Suisse First Boston	Fx Letter	159,847	—	159,847	—	159,847
HSBC	Fx Letter	4,364	—	4,364	—	4,364
JPMorgan Chase	Fx Letter	12	—	12	—	12
Morgan Stanley & Co	Fx Letter	810	—	810	—	810
Royal Bank of Canada	Fx Letter	1,972	—	1,972	—	1,972
State Street	Fx Letter	630	—	630	—	630
UBS	Fx Letter	1,209	—	1,209	—	1,209

Total		272,254	(944)	271,310	—	271,310
Flexibly Managed Fund
Bank of America Merrill Lynch	ISDA	—	(29,905)	(29,905)	—	—
Citigroup Global Markets	ISDA	—	(5,187,669)	(5,187,669)	—	—
Deutsche Bank	ISDA	—	(2,343,975)	(2,343,975)	—	—
Morgan Stanley & Co	ISDA	—	(3,174,697)	(3,174,697)	—	—
Exchange Traded		—	—	—	—	—

Total		—	(10,736,246)	(10,736,246)	—	—

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2015

		Gross Amounts Presented on Statements of Assets and Liabilities
Fund and Counterparty	Form of Master Netting Agreement	Value of Asset	Value of Liability	Net Amount Due (to)/from Counterparty	Collateral Pledged (Received) by Fund	Loss Exposure, After Collateral (not less than $0)
Mid Cap Growth
Deutsche Bank	ISDA	$—	$(48,460)	$(48,460)	$—	$—
Mid Core Value Fund
Credit Suisse	Fx Letter	—	(1,969)	(1,969)	—	—
JPMorgan Chase	Fx Letter	—	(10,724)	(10,724)	—	—
UBS	Fx Letter	6,549	—	6,549	—	—

Total		6,549	(12,693)	(6,144)	—	—
Emerging Markets Equity Fund
UBS	Fx Letter	19,912	—	19,912	—	19,912

The following is a summary of the location of derivatives on the Funds’ Statements of Operations as of December 31, 2015:

Derivative Type	Location of Gain (Loss) on Derivatives Recognized in Income
Equity contracts	Net realized gain (loss) on futures contracts
Net realized gain (loss) on options
Change in net unrealized appreciation (depreciation) of futures contracts
Change in net unrealized appreciation (depreciation) of written options
Interest rate contracts	Net realized gain (loss) on futures contracts
Change in net unrealized appreciation (depreciation) of futures contracts

Foreign currency contracts	Net realized foreign currency exchange gain (loss)
Change in net unrealized appreciation (depreciation) of investments and foreign currency related items

	Realized Gain (Loss) on Derivatives Recognized in Income
Portfolio	Equity contracts	Foreign currency contracts	Interest rate contracts
Limited Maturity Bond Fund	$—	$—	$(324,813)
Quality Bond Fund	—	—	453,535
High Yield Bond Fund	—	731,339	—
Flexibly Managed Fund	—	—	—
Index 500 Fund	336,718	—	—
Mid Cap Growth Fund	(118,982)	—	—
Mid Core Value Fund	—	436,520	—
Small Cap Index Fund	(130,343)	—	—
Developed International Index Fund	(29,042)	(48,768)	—
Emerging Markets Equity Fund	—	85,163	—

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2015

	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Portfolio	Equity contracts	Foreign currency contracts	Interest rate contracts
Limited Maturity Bond Fund	$—	$—	$(51,250)
Quality Bond Fund	—	—	625,860
High Yield Bond Fund	—	(97,483)	—
Flexibly Managed Fund	8,462,912	—	—
Index 500 Fund	(351,802)	—	—
Mid Cap Growth Fund	233,582	—	—
Mid Core Value Fund	—	(20,722)	—
Small Cap Index Fund	31,132	—	—
Developed International Index Fund	52,511	—	—
Emerging Markets Equity Fund	—	(121,459)	—

The table below summarizes the average balance of derivative holdings by Fund during the year ended December 31, 2015. The average balance of derivatives held is indicative of the trading volume of each Fund.

	AVERAGE DERIVATIVE VOLUME
Portfolio	Forward foreign currency contracts (Average Cost)	Futures Contracts (Notional Value) Long	Futures Contracts (Notional Value) Short	Purchased Options (Average Notional Cost)	Written Options (Premium Received)
Limited Maturity Bond Fund	$—	$43,309,500	$12,015,481	$—	$—
Quality Bond Fund	—	30,732,588	78,985,281	—	—
High Yield Bond Fund	(14,380,663)	—	—	—	—
Flexibly Managed Fund	—	—	—	—	(8,063,064)
Index 500 Fund	—	8,097,796	—	—	—
Mid Cap Growth Fund	—	—	—	51,563	(146,934)
Mid Core Value Fund	(3,095,407)	—	—	—	—
Small Cap Index Fund	—	1,056,046	—	—	—
Developed International Index Fund	—	2,714,255	—	—	—
Emerging Markets Equity Fund	(5,878,096)	—	—	—	—

8 — CREDIT AND MARKET RISK

The Funds may invest a portion of their assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Funds’ ability to dispose of them in a timely manner and at a fair price when it is necessary or preferable to do so.

The high yield securities in which the High Yield Bond Fund may invest are predominantly speculative as to the issuer’s continuing ability to meet principal and interest payments. The value of the lower quality securities in which the High Yield Bond Fund may invest will be affected by the credit worthiness of individual issuers, general economic and specific industry conditions, and will fluctuate inversely with changes in interest rates. In addition, the secondary trading market for lower quality bonds may be less active and less liquid than the trading market for higher quality bonds.

The High Yield Bond, Flexibly Managed, Large Growth Stock, Large Cap Growth, Mid Cap Growth, Mid Core Value, Small Cap Growth, Developed International Index, International Equity and the Emerging Markets Equity Funds invest in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2015

with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

9 — CONTRACTUAL OBLIGATIONS

In the general course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds and/or its affiliates that have not yet occurred. However, based on experience, management of the Funds expects the risk of loss to be remote.

10 — NEW REGULATORY MATTERS

On July 23, 2014, the Securities and Exchange Commission voted to amend the rules under the Investment Company Act of 1940, as amended, which currently govern the operations of the Money Market Fund (the “MMF”). The most significant change resulting from these amendments is a requirement that institutional, non-government (prime and municipal) money market funds transact fund shares based on a “floating” market-based NAV. Retail money market funds (funds designed to ensure all beneficial owners are natural persons) and government money market funds (funds that invest at least 99.5% of their assets in cash, government securities and/or repurchase agreements collateralized by government securities) may continue to transact shares at an a stable $1.00 NAV calculated using the amortized cost valuation method. Among additional disclosure and other requirements, the amendments will also permit a money market fund, or, in certain circumstances, require a money market fund (other than a government money market fund) to impose liquidity fees on all redemptions, and permit a money market fund to limit (or gate) redemptions for up to ten business days in any 90-day period. The amendments have staggered compliance dates. The majority of these amendments will impact the MMF beginning on October 14, 2016. Effective May 1, 2016, the Board has approved changes to the MMF’s investment objective and principal investment strategies to enable the MMF to operate as a government money market fund. As a government money market fund, MMF will be allowed to continue to transact at a constant net asset value. To qualify as a government money market fund, MMF must invest at least 99.5% of its total assets in cash, U.S. government securities, and/or repurchase agreements that are “collateralized fully” (i.e., backed by cash or U.S. government securities). Accordingly, MMF’s revised investment objective and principal investment strategies will require that MMF invest 99.5% or more of its total assets in cash, U.S. government securities, and/or repurchase agreements that are collateralized fully by cash and/or U.S. government securities. To keep transaction costs to a minimum, MMF has been gradually transitioning its portfolio holdings from its current investment strategy to its new investment strategy and expects to be invested in accordance with its new investment strategy on or before May 1, 2016.

11 — SUBSEQUENT EVENTS

Except as disclosed below, Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that no additional subsequent events require recognition or disclosure in the financial statements.

Effective January 1, 2016, Penn Series entered into new and revised service provider arrangements with PMAM, Penn Mutual, and BNY Mellon related to the administration, accounting, and shareholder services, among other services, provided to the Funds. Each of the Funds will pay Penn Mutual 0.01% of the Fund’s average daily net assets under a revised administrative and corporate services agreement and 0.09% under a new shareholder servicing agreement. Each of the Funds will pay PMAM 0.02% of the Fund’s average daily net assets under a new co-administrative agreement. Each of the Funds will pay BNY Mellon approximately 0.01% of the Fund’s average daily net assets for additional services under a revised fund administration and accounting agreement. These new and revised service provider arrangements are expected to result in an overall two basis point reduction in the “Other Expenses” paid by the Funds for the fiscal year ending December 31, 2016.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Penn Series Funds, Inc.:

We have audited the accompanying statements of assets and liabilities of Penn Series Funds, Inc., comprised of the Money Market Fund, Limited Maturity Bond Fund, Quality Bond Fund, High Yield Bond Fund, Flexibly Managed Fund, Balanced Fund, Large Growth Stock Fund, Large Cap Growth Fund, Large Core Growth Fund, Large Cap Value Fund, Large Core Value Fund, Index 500 Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Mid Core Value Fund, SMID Cap Growth Fund, SMID Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Small Cap Index Fund, Developed International Index Fund, International Equity Fund, Emerging Markets Equity Fund, Real Estate Securities Fund, Aggressive Allocation Fund, Moderately Aggressive Allocation Fund, Moderate Allocation Fund, Moderately Conservative Allocation Fund, and Conservative Allocation Fund (collectively, the Funds), including the schedules of investments, as of December 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian, transfer agent, and brokers, or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Penn Series Funds, Inc. as of December 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

February 24, 2016

Penn Series Funds, Inc.

December 31, 2015

Tax Information (unaudited)

Each Fund reports the following amounts distributed during the year ended December 31, 2015 as capital gain dividends:

Fund	Long-Term Capital Gain
Quality Bond Fund	$5,712,002
Flexibly Managed Fund	250,663,512
Balanced Fund	4,308,714
Large Growth Stock Fund	32,483,632
Large Cap Growth Fund	5,021,704
Large Core Growth Fund	10,422,157
Large Cap Value Fund	10,201,067
Large Core Value Fund	15,732,524
Index 500 Fund	7,376,220
Mid Cap Growth Fund	2,419,772
Mid Cap Value Fund	26,907,782
Mid Core Value Fund	5,336,338
SMID Cap Growth Fund	4,762,153
SMID Cap Value Fund	5,180,621
Small Cap Growth Fund	7,892,122
Small Cap Value Fund	13,389,064
Small Cap Index Fund	3,318,676
Real Estate Securities Fund	11,247,243
Aggressive Allocation Fund	7,798,589
Moderately Aggressive Allocation Fund	27,334,592
Moderate Allocation Fund	31,886,947
Moderately Conservative Allocation Fund	8,096,434
Conservative Allocation Fund	3,883,603

Each Fund reports the following percentages of ordinary income dividend paid during the year ended December 31, 2015 as being eligible for the dividends received deduction available to corporate shareholders:

Fund
High Yield Bond Fund	0.74%
Flexibly Managed Fund	26.72%
Balanced Fund	46.43%
Large Cap Growth Fund	100.00%
Large Cap Value Fund	100.00%
Large Core Value Fund	60.59%
Index 500 Fund	100.00%
Mid Cap Growth Fund	27.97%
Mid Cap Value Fund	73.64%
Mid Core Value Fund	46.06%
SMID Cap Value Fund	100.00%
Small Cap Growth Fund	100.00%
Small Cap Value Fund	100.00%
Small Cap Index Fund	86.01%
International Equity Fund	15.66%
Emerging Markets Equity Fund	6.59%
Real Estate Securities Fund	1.33%
Aggressive Allocation Fund	49.94%
Moderately Aggressive Allocation Fund	34.25%
Moderate Allocation Fund	23.08%
Moderately Conservative Allocation Fund	15.81%
Conservative Allocation Fund	9.37%

Penn Series Funds, Inc.

December 31, 2015

Disclosure of Portfolio Holdings

The SEC has adopted a requirement that all Funds file a complete schedule of investments with the SEC for their first and third fiscal quarters on Form N-Q. For the Penn Series Funds, Inc., this would be for the fiscal quarters ending March 31 and September 30. The Form N-Q filing is made within 60 days after the end of the quarter. Penn Series Funds, Inc. filed its most recent Form N-Q with the SEC on November 23, 2015. It is available on the SEC’s website at http://www.sec.gov. or it may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-202-551-8090 for information on the operation of the Public Reference Room).

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolios is available, without charge and upon request, on the Fund’s website at http://www.pennmutual.com or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies for the most recent twelve-month period ended June 30, 2015 is available on the Fund’s website at http://www.pennmutual.com and on the SEC’s website at http://www.sec.gov.

Penn Series Fund Management (Unaudited)

Name and Year of Birth	Position with the Company; Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Funds Overseen by the Director	Other Directorships Held by Director During Past 5 Years
INDEPENDENT DIRECTORS†
Marie K. Karpinski (1949)*	Director; No set term; served since 2015.	Retired (2010 – Present).	29	None.

Joanne B. Mack (1946)*	Director; No set term; served since 2013.	Vice President – Financial Services Consulting, Trianz (2012 – 2013); Management Consultant, self-employed (2009 – 2012; 2013 – Present).	29	None.

Archie C. MacKinlay (1955)*	Director; No set term; served since 2010.	Professor of Finance, Wharton School, University of Pennsylvania (1984 – Present).	29	None.

Rebecca C. Matthias (1953)*	Director; No set term; served since 2010.	Retired (2010 – Present); President, Destination Maternity Corporation (clothing) (1982 – 2010).	29	Director, CSS Industries.
INTERESTED DIRECTORS
Eileen C. McDonnell (1962)*	Director and Chairperson of the Board; No set term; served since 2010.	Chief Executive Officer (2011 – Present), President (2010 – 2015), Chairperson of the Board (2013 – Present), Executive Vice President and Chief Marketing Officer (2008 – 2010), Penn Mutual; Director, PMAM (2010 – Present); President and Director (2010 – Present), Chairperson of the Board (2011 – Present), PIA.	29	Director, UHS of Delaware, Inc.
David B. Pudlin (1949)*	Director; No set term; served since 2009.	Chief Executive Officer, President and Attorney, Hangley Aronchick Segal Pudlin & Schiller (law firm) (1994 – Present).	29	None.

*	The address of each Director is: Penn Series Funds, Inc. 600 Dresher Road, Horsham, Pennsylvania 19044.

Name and Year of Birth	Position with the Company; Term of Office and Length of Time Served	Principal Occupation During Past 5 Years
OFFICERS
David M. O’Malley (1974)*	President; One year; served since 2014.	Chairperson and Chief Executive Officer, PMAM (2014 – Present); President and Chief Operating Officer (Jan. 2016 – Present), Chief Operating Officer (2013 – 2015), Chief Financial Officer (2010 – 2013), Executive Vice President (2009 – 2013), Penn Mutual.

Steven Viola (1975)*	Treasurer One year; served since 2015.	Senior Fund Accounting Analyst, PMAM (Jan. 2016 – Present); Senior Accountant, Penn Mutual (2005 – 2015).

David S. Williams (1967)*	Assistant Treasurer; One year; served since 2015.	Investment Accounting Manager, PMAM (Jan. 2016 – Present); Investment Accounting Manager, Penn Mutual (1998 – 2015).

Franklin L. Best, Jr. (1945)*	Secretary; One year; served since 2012.	Secretary, PMAM (2012 – Present); Vice President & General Counsel Insurance Operations & Corporate Secretary (2011 – Present), Managing Corporate Counsel and Secretary (2004 – 2011), Penn Mutual.

Penn Series Funds Management (Unaudited)

Name and Year of Birth	Position with the Company; Term of Office and Length of Time Served	Principal Occupation During Past 5 Years

Victoria Robinson (1965)*	Chief Compliance Officer One year; served since 2014.	Chief Compliance Officer, PMAM (2008 – Present); Assistant Vice President, Penn Mutual (2010 – 2015).

Jessica Swarr (1980)	Tax Director One year; served since 2014.	Tax Manager (2008 – 2014) and Corporate Tax Director (2014 – Present), Penn Mutual.

Dominic Russo (1983)*	Anti-Money Laundering Officer One year; served since 2015.	Director, Insurance & Advertising Compliance (2014 – Present); Manager, Annuity New Business (2011 – 2014); Senior Team Leader, Annuity Services (2011); Senior Team Leader, Life Services (2008 – 2011), Penn Mutual.

*	The address of each Officer is: Penn Series Funds, Inc. 600 Dresher Road, Horsham, Pennsylvania 19044.

Additional information about the Fund’s Directors is available in the Fund’s Statement of Additional Information, which is available upon request, without charge, by calling 1-800-523-0650.

PennMutual® The Penn Mutual Life Insurance Company The Penn Insurance and Annuity Company Our Noble Purpose Since 1847, Penn Mutual has been driven by our noble purpose — to create a world of possibilities, one individual, one family and one small business at a time. As an original pioneer of mutual life insurance in America, we believe that purchasing life insurance is the most protective, responsible and rewarding action a person can take to build a solid foundation today and create a brighter future for generations to come. © 2016 The Penn Mutual Life Insurance Company and The Penn Insurance & Annuity Company, Philadelphia, PA 19172 www.pennmutual.com PM8081 02/16

Item 2.	Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that Ms. Rebecca C. Matthias qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Matthias is considered independent for purposes of Item 3 of Form N-CSR

Item 4.	Principal Accountant Fees and Services.

•	Registrant may incorporate the following information by reference, if this information has been disclosed in the registrant’s definitive proxy statement or definitive information statement. The proxy statement or information statement must be filed no later than 120 days after the end of the fiscal year covered by the Annual Report.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $470,000 for 2015 and $437,000 for 2014.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2015 and $0 for 2014. [This represents the review of the semi-annual financial statements.]

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for 2015 and $0 for 2014.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2015 and $0 for 2014.

(e)	Audit Committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(1)	Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Penn Series Funds, Inc. To the extent required by applicable law, pre-approval by the Audit Committee of the Penn Series Funds, Inc. (the “Company”) Board of Directors is required for all audit and permissible non-audit services rendered to the Company and all permissible non-audit services rendered to the investment adviser to the Company, Penn Mutual Asset Management, Inc. (“PMAM”), or any other service providers controlling, controlled by or under common control with PMAM that provide ongoing services to the Company (“Related Entities”) that relate directly to the operations and financial reporting of the Company’s Funds. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for the Company may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or by the Audit Committee Chairman or other member of the Audit Committee as designated by the Audit Committee. The Policy sets forth the audit, audit-related, tax and all other services that are subject to general or specific pre-approval by the Audit Committee subject to specified expense limitations. The Policy provides that the Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor pursuant to the pre-approval provision of the Policy. Pursuant to the Policy, the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules and related guidance concerning auditor independence.

(2)	No services included in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2015 and $0 for 2014.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The shareholder meeting voting results is included as part of the report to shareholders filed under Item 1 of this form.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.CERT.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906 CERT.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Penn Series Funds, Inc.

By (Signature and Title)*	/s/ David M. O’Malley
David M. O’Malley, President
(principal executive officer)

Date	3/7/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ David M. O’Malley
David M. O’Malley, President
(principal executive officer)

Date	3/7/2016

By (Signature and Title)*	/s/ Steven Viola
Steven Viola, Treasurer
(principal financial officer)

Date	3/7/2016

*	Print the name and title of each signing officer under his or her signature.